                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number  811-10263
                                                    -----------

                                 AB Funds Trust
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                             2401 Cedar Springs Road
                              Dallas, TX 75201-1407
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             Rodney R. Miller, Esq.
                Annuity Board of the Southern Baptist Convention
                             2401 Cedar Springs Road
                              Dallas, TX 75201-1407
        ----------------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 214-720-1171
                                                            ------------

                   Date of fiscal year end: December 31, 2004
                                            -----------------

                     Date of reporting period: June 30, 2004
                                               -------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.



    [AB FUNDS LOGO]

          [AB FUNDS TRUST LOGO]

          Semi-Annual Report

          JUNE 30, 2004
          (UNAUDITED)

                                         BLENDED FUNDS:

                                            -  FLEXIBLE INCOME FUND
                                            -  GROWTH & INCOME FUND
                                            -  CAPITAL OPPORTUNITIES FUND
                                            -  GLOBAL EQUITY FUND
                                            -  FLEXIBLE INCOME FUND I
                                            -  GROWTH & INCOME FUND I
                                            -  CAPITAL OPPORTUNITIES FUND I
                                            -  GLOBAL EQUITY FUND I
                                         SELECT FUNDS:

                                            -  MONEY MARKET FUND
                                            -  LOW-DURATION BOND FUND
                                            -  MEDIUM-DURATION BOND FUND
                                            -  EXTENDED-DURATION BOND FUND
                                            -  EQUITY INDEX FUND
                                            -  VALUE EQUITY FUND
                                            -  GROWTH EQUITY FUND
                                            -  SMALL CAP EQUITY FUND
                                            -  INTERNATIONAL EQUITY FUND

                                 AB Funds Trust
       Annuity Board of the Southern Baptist Convention ("Annuity Board")
                 SBC Financial Services, Inc. ("SBC Financial")
                     SBC Trust Services, Inc. ("SBC Trust")
                        PFPC Distributors, Inc. ("PFPC")

                     NOTICE CONCERNING YOUR PRIVACY RIGHTS

     This notice will provide you with information concerning our policies with respect to nonpublic personal information that we collect about you in connection with the following financial products and services provided and/or serviced by the entities listed above: individual retirement accounts ("IRAs") and/or personal mutual fund accounts.

     The confidentiality of your information is important to us as we recognize that you depend on us to keep your information confidential, as described in this notice.

     We collect nonpublic personal information about you with regard to your IRA and/or personal mutual fund accounts from the following sources:

     - Information we receive from you on applications or other forms;

     - Information about your transactions with us, our affiliates or others (including our third-party service providers);

     - Information we receive from others such as service providers, broker-dealers and your personal agents or representatives; and

     - Information you and others provide to us in correspondence sent to us, whether written, electronic or by telephone.

     We may disclose such nonpublic personal financial information about you to one or more of our affiliates. An affiliate of an organization means any entity that controls, is controlled by, or is under common control with that organization. For example, the Annuity Board, SBC Financial and SBC Trust are affiliates of one another. AB Funds Trust, Annuity Board, SBC Financial, SBC Trust and PFPC do not sell your personal information to nonaffiliated third parties.

     We may also disclose any of the personal information that we collect about you to nonaffiliated third parties as permitted by law. For example, we may provide your information to nonaffiliated companies that provide account services or that perform marketing services on our behalf and to other financial institutions with whom we have joint marketing agreements. We restrict access to nonpublic personal information about you to those of our employees who need to know that information in order for us to provide and/or service products or services to you. We also maintain physical, electronic, and procedural safeguards to guard your personal information.

     These procedures will continue to remain in effect after you cease to receive financial products and services from us.

     If you have any questions concerning our customer information policy, please contact a customer service representative at 1-800-262-0511.

TABLE OF CONTENTS

Letter from the President                      2
From the Chief Investment Officer              4
Blended Funds:
   Flexible Income                             5
   Growth & Income                             7
   Capital Opportunities                       9
   Global Equity                              11
   Financial Statements                       14
   Flexible Income I                          22
   Growth & Income I                          24
   Capital Opportunities I                    26
   Global Equity I                            28
   Financial Statements                       30
Select Funds:
   Money Market                               36
   Low-Duration Bond                          40
   Medium-Duration Bond                       48
   Extended-Duration Bond                     64
   Equity Index                               69
   Value Equity                               76
   Growth Equity                              86
   Small Cap Equity                           89
   International Equity                      109
   Financial Statements                      118
Notes to Financial Statements                144
Fund Management                              163
Proxy Voting                                 164

This report has been prepared for shareholders of AB Funds Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing.

LETTER FROM THE PRESIDENT

                                                                     August 2004

[O. S. HAWKINS PHOTO]         [JOHN JONES PHOTO]

Dear Shareholder:

We are pleased to bring you the AB Funds Trust shareholder report for the first six months of 2004. During the June meeting of the Southern Baptist Convention, the messengers voted to change the name of the Annuity Board to GuideStone Financial Resources of the Southern Baptist Convention and to expand its markets to include evangelical churches and ministry orgranizations. While the name change requires two successive annual votes, the recommendation to expand the Board's markets begins immediately.

In order to maximize the efforts to provide an even stronger base for clients and shareholders, Dr. O. S. Hawkins will focus more of his time in strengthening relationships with existing clients and building relationships to reach other evangelistic churches and ministry organizations. John R. Jones, who serves as Senior Vice President for AB Funds Trust and Executive Vice President and Chief Operating Officer for the Annuity Board, will assume the responsibilities of President of AB Funds Trust. Mr. Jones is a Chartered Financial Analyst and provided leadership to the Annuity Board's investment program prior to assuming his present duties. This is a very exciting time for AB Funds Trust from an investment performance and expanded market opportunity standpoint.

The financial markets continued an upward progression during the first half of 2004, albeit at a slower pace than the previous year. The AB Funds Trust funds have been well positioned to take advantage of the investment opportunities within the global markets. The Funds have performed well in relation to their respective benchmarks as our disciplined and discriminating approach to investment management continues to reward our investors. We continue to be proponents of investors' establishing a disciplined investment strategy suited to specific objectives, time horizon and risk tolerance. Staying committed to a consistent, well thought out plan will provide you with the best opportunity to meet your long term financial goals.

The mutual fund industry continues to be faced with an increasing level of regulatory scrutiny. This review by regulators, legislators and the fund industry itself has resulted in some positive steps designed to prevent individual investors from causing harm to shareholders' investments through activities such as late day trading, market timing, and excessive trading. This oversight, combined with previously enacted compliance rules and legislation such as Sarbanes-Oxley, will provide added protection to investors in mutual funds.

Despite the current scrutiny of the mutual funds industry, we remain committed to our belief that mutual funds are one of the best ways for investors to reach their long term financial goals. We firmly believe that every decision we make and every action we take must be in the best interest of our shareholders in order to maintain your trust and confidence.

Thank you for choosing to invest in AB Funds Trust.

                       Not Part of the Semi-Annual Report

Sincerely,

/s/ O. S. Hawkins                  /s/ John Jones

O. S. Hawkins                         and          John R. Jones

Past performance is no guarantee of future results. Share prices will fluctuate and there may be a gain or loss when shares are redeemed.

                       Not Part of the Semi-Annual Report

FROM THE CHIEF INVESTMENT OFFICER

[RODRIC E. CUMMINS PHOTO]

Rodric E. Cummins, CFA
                      The 2nd quarter provided mixed results for investors despite continued strong economic and corporate earnings growth. Compared to the robust gains in financial assets over the previous year, investors moved cautiously during the quarter as evidence is mounting that the economic cycle is maturing towards a later stage phase of development.

                      U.S. stock markets advanced modestly during the quarter, resulting in solid returns for equity investors thus far in 2004. The S&P 500 Index returned 1.72% for the quarter, bringing the year-to-date return to 3.44%. In contrast to 2003, large capitalization, high-quality growth stocks provided among the best returns in the equity markets, as the Russell 1000 Growth Index posted a return of 1.94% during the quarter. International stocks (measured by the MSCI ACWI Ex-U.S. Index) posted a return of -.90% for the quarter, reflecting the negative impact on returns from previously strong emerging market countries. International stocks returned 3.82% year-to-date.

During the second quarter, bond market investors did not fare as well as stock investors as interest rates moved higher across all maturities. The highly anticipated move by the Federal Reserve to begin what is expected to be the first of many interest rate hikes happened as expected on June 30. This was the first increase in the federal funds rate in four years. The Lehman Brothers Aggregate Bond Index posted a return of -2.44% for the quarter, resulting in a return of .16% year-to-date.

OUTLOOK

The U.S. economy is being fueled by massive quantities of monetary and fiscal stimulus which were injected into the financial system over the past several years. The economy responded in 2003 with an initial surge in growth, with normal moderation over the past two quarters. Likewise, corporate earnings, and thus stock prices, have surged in response to economic activity and strong productivity gains. (This has been the primary driver of stock prices over the past 15 months, with the S&P 500 Index up 37.44% since March 2003.) In more recent periods, strong earnings growth driven by cost-cutting and productivity gains from early stages of economic recovery have given way to robust improvements in sales growth driven by top-line demand. This is a positive indication that the fundamental underpinning for continued growth seems to be solidly in place, absent further exogenous shocks that may lead to increased geo-political tensions or economic weakness.

History indicates that post-recessionary growth can be very strong, as we have witnessed thus far in this cycle. Such economic growth normally goes unabated until indications of inflationary pressures begin to surface, at which time the Federal Reserve begins a process of monetary tightening in an attempt to balance inflationary pressures with sustainable levels of economic growth. Many investment professionals believe we are beginning to enter into that very stage of the economic cycle. As a result, while conditions for economic growth remain favorable, we may continue to see equity investors move with caution for fear that the tail-wind of economic stimulus enjoyed over recent periods is turning into a head-wind of higher interest rates. Such an environment may lead to more moderate stocks returns in the coming periods compared to the past 12 months.

Bonds markets have been under pressure for the past 12 months in anticipation of higher interest rates. Current bond prices already reflect a strong measure of future interest rate increases. Investors in fixed-income securities must continue to balance the attractiveness of relatively high yields from longer term fixed income securities with the continued threat of rising inflationary pressures, improving economic growth and a monetary policy designed to strike harmony between the two.

                       Not Part of the Semi-Annual Report

FLEXIBLE INCOME FUND

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/04
--------------------------------------------------------------------------------

                                                                RETIREMENT CLASS*     RETAIL CLASS*     BENCHMARK INDEX**
                                                                -----------------     -------------     -----------------
  One Year                                                             6.05%               5.81%              5.84%
  Since Inception (8/27/01 -- 6/30/04)                                 3.57%               3.35%              3.63%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.absbc.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
[LINE GRAPH]

                                                                      RETIREMENT CLASS                  BENCHMARK INDEX**
                                                                      ----------------                  -----------------
Aug 27 2001                                                                10000                              10000
Aug 2001                                                                    9940                               9926
Sep 2001                                                                    9789                               9818
Oct 2001                                                                    9947                               9948
Nov 2001                                                                   10068                              10105
Dec 2001                                                                   10079                              10142
Jan 2002                                                                   10072                              10107
Feb 2002                                                                   10079                              10109
Mar 2002                                                                   10133                              10175
Apr 2002                                                                   10133                              10162
May 2002                                                                   10156                              10177
Jun 2002                                                                   10033                              10075
Jul 2002                                                                    9842                               9956
Aug 2002                                                                    9911                               9990
Sep 2002                                                                    9719                               9789
Oct 2002                                                                    9880                               9986
Nov 2002                                                                   10018                              10107
Dec 2002                                                                    9968                              10050
Jan 2003                                                                    9920                               9981
Feb 2003                                                                    9920                               9968
Mar 2003                                                                    9944                               9990
Apr 2003                                                                   10153                              10216
May 2003                                                                   10362                              10401
Jun 2003                                                                   10419                              10456
Jul 2003                                                                   10410                              10476
Aug 2003                                                                   10491                              10544
Sep 2003                                                                   10563                              10611
Oct 2003                                                                   10692                              10745
Nov 2003                                                                   10724                              10783
Dec 2003                                                                   10898                              10973
Jan 2004                                                                   10973                              11044
Feb 2004                                                                   11066                              11128
Mar 2004                                                                   11082                              11133
Apr 2004                                                                   10957                              10988
May 2004                                                                   10982                              11012
Jun 2004                                                                   11049                              11067

The graph compares the results of a $10,000 investment in the Retirement Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Fund's weighted composite benchmark index.

*These returns reflect expense waivers by the Fund's investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**Represents a weighted composite benchmark index consisting of the Russell 3000(R) Index, the Morgan Stanley Capital International All Country World Index ex-U.S. and the Merrill Lynch 1-3 Year Treasury Index.

The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Morgan Stanley Capital International All Country World Index ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

                       Not Part of the Semi-Annual Report

FLEXIBLE INCOME FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)

JUNE 30, 2004                               SHARES        VALUE
-------------                             ----------   ------------
AFFILIATED MUTUAL FUNDS -- 99.0%
  AB Funds Trust -- Equity Index Fund
    (Retirement Class)(inf)                  224,395   $  3,498,322
  AB Funds Trust -- Growth Equity Fund
    (Retirement Class)(inf)                1,492,782     22,899,273
  AB Funds Trust -- International Equity
    Fund (Retirement Class)(inf)           1,362,373     18,269,422
  AB Funds Trust -- Low-Duration Bond
    Fund (Retirement Class)(inf)          15,897,633    205,874,352
  AB Funds Trust -- Money Market Fund
    (Retirement Class)(inf)                2,935,785      2,935,785
  AB Funds Trust -- Small Cap Equity
    Fund (Retirement Class)(inf)             228,930      3,596,484
  AB Funds Trust -- Value Equity Fund
    (Retirement Class)(inf)                1,445,932     23,236,122
                                                       ------------
TOTAL AFFILIATED MUTUAL FUNDS
  (Cost $233,869,400)                                   280,309,760
                                                       ------------

                                     PAR
                                  ----------
U.S. TREASURY OBLIGATIONS -- 1.0%
  U.S. Treasury Bill
    0.95%, 07/22/04++++           $   90,000         89,954
  U.S. Treasury Note
    2.50%, 05/31/06                2,860,000      2,851,289
                                               ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $2,934,866)                               2,941,243
                                               ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $236,804,266)                           283,251,003
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- 0.0%                                    (99,102)
                                               ------------
NET ASSETS -- 100.0%                           $283,151,901
                                               ============

---------------

++++ All or a portion of the security was held as collateral for open futures contracts.

                       See Notes to Financial Statements.

GROWTH & INCOME FUND

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/04
--------------------------------------------------------------------------------

                                                                RETIREMENT CLASS*    RETAIL CLASS*    BENCHMARK INDEX**
                                                                -----------------    -------------    -----------------
  One Year                                                        11.96%              11.57%            11.43%
  Since Inception (8/27/01 -- 6/30/04)                             4.53%               4.27%             4.59%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.absbc.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
[LINE GRAPH]

                                                                      RETIREMENT CLASS                  BENCHMARK INDEX**
                                                                      ----------------                  -----------------
Aug 27 2001                                                                10000                              10000
Aug 2001                                                                    9854                               9843
Sep 2001                                                                    9410                               9443
Oct 2001                                                                    9643                               9657
Nov 2001                                                                    9920                               9923
Dec 2001                                                                    9953                               9960
Jan 2002                                                                    9901                               9899
Feb 2002                                                                    9901                               9881
Mar 2002                                                                   10049                              10028
Apr 2002                                                                    9953                               9938
May 2002                                                                    9960                               9951
Jun 2002                                                                    9664                               9673
Jul 2002                                                                    9234                               9324
Aug 2002                                                                    9345                               9419
Sep 2002                                                                    8916                               8999
Oct 2002                                                                    9160                               9306
Nov 2002                                                                    9442                               9571
Dec 2002                                                                    9319                               9430
Jan 2003                                                                    9216                               9305
Feb 2003                                                                    9201                               9288
Mar 2003                                                                    9216                               9296
Apr 2003                                                                    9642                               9731
May 2003                                                                   10044                              10118
Jun 2003                                                                   10131                              10195
Jul 2003                                                                   10092                              10145
Aug 2003                                                                   10265                              10301
Sep 2003                                                                   10375                              10433
Oct 2003                                                                   10651                              10706
Nov 2003                                                                   10738                              10803
Dec 2003                                                                   11070                              11148
Jan 2004                                                                   11218                              11302
Feb 2004                                                                   11359                              11457
Mar 2004                                                                   11384                              11458
Apr 2004                                                                   11136                              11174
May 2004                                                                   11185                              11215
Jun 2004                                                                   11342                              11360

The graph compares the results of a $10,000 investment in the Retirement Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Fund's weighted composite benchmark index.

*These returns reflect expense waivers by the Fund's investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**Represents a weighted composite benchmark index consisting of the Russell 3000(R) Index, the Morgan Stanley Capital International All Country World Index ex-U.S. and the Lehman Brothers Aggregate Bond Index.

The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Morgan Stanley Capital International All Country World Index ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchased by foreigners.

The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

                       Not Part of the Semi-Annual Report

GROWTH & INCOME FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)

JUNE 30, 2004                    SHARES          VALUE
-------------                  -----------   --------------
AFFILIATED MUTUAL FUNDS -- 99.1%
  AB Funds Trust -- Equity
    Index Fund (Retirement
    Class)(inf)                  1,718,130   $   26,785,641
  AB Funds Trust -- Extended-
    Duration Bond Fund
    (Retirement Class)(inf)      8,329,093      119,272,617
  AB Funds Trust -- Growth
    Equity Fund (Retirement
    Class)(inf)                 12,223,819      187,513,382
  AB Funds Trust --
    International Equity Fund
    (Retirement Class)(inf)     12,355,221      165,683,515
  AB Funds Trust -- Low-
    Duration Bond Fund
    (Retirement Class)(inf)     13,128,201      170,010,207
  AB Funds Trust -- Money
    Market Fund (Retirement
    Class)(inf)                 15,205,691       15,205,691
  AB Funds Trust -- Medium-
    Duration Bond Fund
    (Retirement Class)(inf)     19,837,221      268,199,226
  AB Funds Trust -- Small Cap
    Equity Fund (Retirement
    Class)(inf)                  1,970,017       30,948,962
  AB Funds Trust -- Value
    Equity Fund (Retirement
    Class)(inf)                 11,967,971      192,325,296
                                             --------------
TOTAL AFFILIATED MUTUAL FUNDS
  (Cost $998,997,363)                         1,175,944,537
                                             --------------

                                  PAR
                              -----------
U.S. TREASURY OBLIGATIONS -- 0.9%
  U.S. Treasury Bill
    0.95%, 07/22/04++++       $   760,000          759,612
  U.S. Treasury Bond
    6.50%, 02/15/10             8,695,000        9,800,222
                                            --------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $10,580,765)                            10,559,834
                                            --------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $1,009,578,128)                      1,186,504,371
OTHER ASSETS LESS
  LIABILITIES -- 0.0%                              128,234
                                            --------------
NET ASSETS -- 100.0%                        $1,186,632,605
                                            ==============

---------------

++++ All or a portion of the security was held as collateral for open futures contracts.

                       See Notes to Financial Statements.

CAPITAL OPPORTUNITIES FUND

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/04
--------------------------------------------------------------------------------

                                                           RETIREMENT CLASS*    RETAIL CLASS*    BENCHMARK INDEX**
                                                           -----------------    -------------    -----------------
  One Year                                                      17.61%             17.08%             17.25%
  Since Inception (8/27/01 -- 6/30/04)                           3.65%              3.32%              3.70%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.absbc.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

[LINE GRAPH]

                                                                      RETIREMENT CLASS                  BENCHMARK INDEX**
                                                                      ----------------                  -----------------
Aug 27 2001                                                                10000                              10000
Aug 2001                                                                    9759                               9736
Sep 2001                                                                    9081                               9087
Oct 2001                                                                    9314                               9301
Nov 2001                                                                    9759                               9751
Dec 2001                                                                    9832                               9836
Jan 2002                                                                    9714                               9707
Feb 2002                                                                    9663                               9632
Mar 2002                                                                    9972                               9927
Apr 2002                                                                    9751                               9695
May 2002                                                                    9722                               9671
Jun 2002                                                                    9288                               9222
Jul 2002                                                                    8655                               8668
Aug 2002                                                                    8722                               8728
Sep 2002                                                                    8067                               8073
Oct 2002                                                                    8435                               8506
Nov 2002                                                                    8802                               8871
Dec 2002                                                                    8530                               8582
Jan 2003                                                                    8362                               8409
Feb 2003                                                                    8278                               8328
Mar 2003                                                                    8300                               8343
Apr 2003                                                                    8820                               8893
May 2003                                                                    9293                               9341
Jun 2003                                                                    9415                               9455
Jul 2003                                                                    9515                               9545
Aug 2003                                                                    9721                               9733
Sep 2003                                                                    9736                               9790
Oct 2003                                                                   10164                              10219
Nov 2003                                                                   10255                              10346
Dec 2003                                                                   10682                              10787
Jan 2004                                                                   10846                              10968
Feb 2004                                                                   11003                              11133
Mar 2004                                                                   11003                              11092
Apr 2004                                                                   10783                              10824
May 2004                                                                   10870                              10906
Jun 2004                                                                   11074                              11087

The graph compares the results of a $10,000 investment in the Retirement Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Fund's weighted composite benchmark index.

*These returns reflect expense waivers by the Fund's investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**Represents a weighted composite benchmark index consisting of the Russell 3000(R) Index, the Morgan Stanley Capital International All Country World Index ex-U.S. and the Lehman Brothers Aggregate Bond Index.

The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Morgan Stanley Capital International All Country World Index ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

                       Not Part of the Semi-Annual Report

CAPITAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)

JUNE 30, 2004                               SHARES        VALUE
-------------                             ----------   ------------
AFFILIATED MUTUAL FUNDS -- 99.5%
  AB Funds Trust -- Equity Index Fund
    (Retirement Class)(inf)                2,212,490   $ 34,492,711
  AB Funds Trust -- Extended-Duration
    Bond Fund (Retirement Class)(inf)      3,352,240     48,004,075
  AB Funds Trust -- Growth Equity Fund
    (Retirement Class)(inf)               14,735,266    226,038,979
  AB Funds Trust -- International Equity
    Fund (Retirement Class)(inf)          14,005,316    187,811,285
  AB Funds Trust -- Low-Duration Bond
    Fund (Retirement Class)(inf)           5,278,558     68,357,324
  AB Funds Trust -- Medium-Duration Bond
    Fund (Retirement Class)(inf)           7,667,907    103,670,100
  AB Funds Trust -- Money Market Fund
    (Retirement Class)(inf)               15,145,303     15,145,303
  AB Funds Trust -- Small Cap Equity
    Fund (Retirement Class)(inf)           2,405,461     37,789,789
  AB Funds Trust -- Value Equity Fund
    (Retirement Class)(inf)               14,267,165    229,273,337
                                                       ------------
TOTAL AFFILIATED MUTUAL FUNDS
  (Cost $815,533,076)                                   950,582,903
                                                       ------------
                                             PAR
                                          ----------
U.S. TREASURY OBLIGATIONS -- 0.5%
  U.S. Treasury Bill
    0.95%, 07/22/04++++                   $  855,000        854,564
  U.S. Treasury Bond 6.50%, 02/15/10       3,270,000      3,685,649
                                                       ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $4,559,089)                                       4,540,213
                                                       ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $820,092,165)                                   955,123,116
OTHER ASSETS LESS LIABILITIES -- 0.0%                        41,623
                                                       ------------
NET ASSETS -- 100.0%                                   $955,164,739
                                                       ============

---------------

++++ All or a portion of the security was held as collateral for open futures contracts.

                       See Notes to Financial Statements.

GLOBAL EQUITY FUND

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/04
--------------------------------------------------------------------------------

                                                                RETIREMENT CLASS*    RETAIL CLASS*    BENCHMARK INDEX**
                                                                -----------------    -------------    -----------------
  One Year                                                            23.54%             23.22%             23.29%
  Since Inception (8/27/01 -- 6/30/04)                                 2.51%              2.34%              2.59%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.absbc.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

[LINE GRAPH]

                                                                      RETIREMENT CLASS                  BENCHMARK INDEX**
                                                                      ----------------                  -----------------
Aug 27 2001                                                                10000                              10000
Aug 2001                                                                    9654                               9629
Sep 2001                                                                    8747                               8736
Oct 2001                                                                    8968                               8950
Nov 2001                                                                    9587                               9569
Dec 2001                                                                    9704                               9701
Jan 2002                                                                    9527                               9505
Feb 2002                                                                    9424                               9376
Mar 2002                                                                    9896                               9811
Apr 2002                                                                    9542                               9440
May 2002                                                                    9475                               9381
Jun 2002                                                                    8899                               8773
Jul 2002                                                                    8080                               8036
Aug 2002                                                                    8109                               8064
Sep 2002                                                                    7252                               7214
Oct 2002                                                                    7732                               7742
Nov 2002                                                                    8161                               8186
Dec 2002                                                                    7760                               7772
Jan 2003                                                                    7543                               7561
Feb 2003                                                                    7394                               7429
Mar 2003                                                                    7424                               7451
Apr 2003                                                                    8021                               8085
May 2003                                                                    8536                               8578
Jun 2003                                                                    8685                               8723
Jul 2003                                                                    8909                               8930
Aug 2003                                                                    9140                               9145
Sep 2003                                                                    9073                               9134
Oct 2003                                                                    9632                               9696
Nov 2003                                                                    9729                               9849
Dec 2003                                                                   10241                              10375
Jan 2004                                                                   10422                              10578
Feb 2004                                                                   10587                              10752
Mar 2004                                                                   10557                              10672
Apr 2004                                                                   10362                              10421
May 2004                                                                   10489                              10541
Jun 2004                                                                   10730                              10754

The graph compares the results of a $10,000 investment in the Retirement Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Fund's weighted composite benchmark index.

*These returns reflect expense waivers by the Fund's investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**Represents a weighted composite benchmark index consisting of the Russell 3000(R) Index and the Morgan Stanley Capital International All Country World Index ex-U.S.

The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Morgan Stanley Capital International All Country World Index ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

                       Not Part of the Semi-Annual Report

GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)

         JUNE 30, 2004             SHARES         VALUE
         -------------           -----------   ------------
AFFILIATED MUTUAL FUNDS -- 99.9%
  AB Funds Trust -- Equity
    Index Fund (Retirement
    Class)(inf)                    2,578,864   $ 40,204,484
  AB Funds Trust -- Growth
    Equity Fund (Retirement
    Class)(inf)                   17,670,743    271,069,205
  AB Funds Trust --
    International Equity Fund
    (Retirement Class)(inf)       16,447,651    220,563,003
  AB Funds Trust -- Money
    Market Fund (Retirement
    Class)(inf)                   15,686,222     15,686,222
  AB Funds Trust -- Small Cap
    Equity Fund (Retirement
    Class)(inf)                    3,028,696     47,580,814
  AB Funds Trust -- Value
    Equity Fund (Retirement
    Class)(inf)                   17,058,678    274,132,955
                                               ------------
TOTAL AFFILIATED MUTUAL FUNDS
  (Cost $737,840,563)                           869,236,683
                                               ------------

                                     PAR
                                  ----------
U.S. TREASURY OBLIGATION -- 0.1%
  U.S. Treasury Bill
    0.95%, 07/22/04++++
    (Cost $1,294,282)             $1,295,000      1,294,339
                                               ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $739,134,845)                           870,531,022
OTHER ASSETS LESS LIABILITIES -- 0.0%                46,634
                                               ------------
NET ASSETS -- 100.0%                           $870,577,656
                                               ============

---------------
++++ All or a portion of the security was held as collateral for open futures contracts.

                       See Notes to Financial Statements.

                      (This page intentionally left blank)

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

                                                 FLEXIBLE        GROWTH &           CAPITAL            GLOBAL
                JUNE 30, 2004                  INCOME FUND     INCOME FUND     OPPORTUNITIES FUND   EQUITY FUND
                -------------                  ------------   --------------   ------------------   ------------
ASSETS
  Investments in securities of affiliated
     issuers at value                          $280,309,760   $1,175,944,537      $950,582,903      $869,236,683
  Investments in securities of unaffiliated
     issuers at value                             2,941,243       10,559,834         4,540,213         1,294,339
                                               ------------   --------------      ------------      ------------
  Total investments (1)                         283,251,003    1,186,504,371       955,123,116       870,531,022
Receivables:
  Dividends                                           1,500            9,123             8,521             8,412
  Interest                                            6,036          212,698            79,984                --
  Fund shares sold                                      330           20,735            10,154            71,782
  Variation margin                                    3,450           39,100            43,700            52,900
Prepaid expenses and other assets                    27,094           28,616            27,094            26,708
                                               ------------   --------------      ------------      ------------
  Total Assets                                  283,289,413    1,186,814,643       955,292,569       870,690,824
                                               ------------   --------------      ------------      ------------
LIABILITIES
Payables:
  Fund shares redeemed                               90,908           21,777             1,509             1,144
Accrued expenses:
  Advisory fee payable                               16,711          106,270            82,026            69,914
  Distribution fee payable                            1,086            1,296               760               943
  Other accrued expenses payable                     28,762           52,685            43,535            41,041
Other liabilities                                        45               10                --               126
                                               ------------   --------------      ------------      ------------
  Total Liabilities                                 137,512          182,038           127,830           113,168
                                               ------------   --------------      ------------      ------------
NET ASSETS                                     $283,151,901   $1,186,632,605      $955,164,739      $870,577,656
                                               ============   ==============      ============      ============
NET ASSETS CONSIST OF:
Paid-in-capital                                $231,198,019   $  988,878,400      $810,155,602      $736,523,487
Undistributed net investment income               3,376,710        6,767,603         3,118,433         1,351,571
Accumulated net realized gain on investments      2,124,678       13,988,262         6,772,281         1,200,197
Net unrealized appreciation (depreciation) on
  investments and futures transactions           46,452,494      176,998,340       135,118,423       131,502,401
                                               ------------   --------------      ------------      ------------
NET ASSETS                                     $283,151,901   $1,186,632,605      $955,164,739      $870,577,656
                                               ============   ==============      ============      ============
NET ASSET VALUE:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Retail Class      $ 22,323,573   $   26,887,806      $ 15,895,644      $ 19,678,933
                                               ------------   --------------      ------------      ------------
Retail shares outstanding                         2,342,934        2,833,448         1,590,715         1,880,173
                                               ------------   --------------      ------------      ------------
  Net asset value, offering price and
     redemption price per Retail share         $       9.53   $         9.49      $       9.99      $      10.47
                                               ============   ==============      ============      ============
Net assets applicable to the Retirement Class  $260,828,328   $1,159,744,799      $939,269,095      $850,898,723
                                               ------------   --------------      ------------      ------------
Retirement shares outstanding                    19,789,468       84,386,352        66,531,887        59,554,885
                                               ------------   --------------      ------------      ------------
  Net asset value, offering and redemption
     price per Retirement share                $      13.18   $        13.74      $      14.12      $      14.29
                                               ============   ==============      ============      ============
---------------
(1) Investments in securities of affiliated
     issuers at cost                           $233,869,400   $  998,997,363      $815,533,076      $737,840,563
     Investments in securities of
     unaffiliated issuers at cost                 2,934,866       10,580,765         4,559,089         1,294,282
                                               ------------   --------------      ------------      ------------
       Total investments at cost               $236,804,266   $1,009,578,128      $820,092,165      $739,134,845
                                               ============   ==============      ============      ============

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (UNAUDITED)

                                                     FLEXIBLE      GROWTH &          CAPITAL           GLOBAL
FOR THE SIX MONTHS ENDED JUNE 30, 2004              INCOME FUND   INCOME FUND   OPPORTUNITIES FUND   EQUITY FUND
--------------------------------------              -----------   -----------   ------------------   -----------
INVESTMENT INCOME
  Income distributions received from affiliated
     funds                                          $1,410,945    $ 7,066,513      $ 3,611,894       $ 1,452,937
  Interest                                              27,621        183,963           66,168             5,864
                                                    ----------    -----------      -----------       -----------
Total Investment Income                              1,438,566      7,250,476        3,678,062         1,458,801
                                                    ----------    -----------      -----------       -----------
EXPENSES
  Investment advisory fees                             140,834        589,172          471,096           426,769
  Transfer agent fees
     Retail shares                                      10,830         16,530           12,868            12,455
     Retirement shares                                   8,109          8,502            8,345             8,459
  Custodian fees                                         4,329         11,843            9,840             8,866
  Distribution fees -- Retail shares                     6,354          7,405            4,417             5,590
  Accounting and administration fees                    41,215         97,330           85,547            80,950
  Professional fees                                     17,400         17,156           17,151            17,151
  Blue sky fees
     Retail shares                                       7,751          7,451            7,145             6,964
     Retirement shares                                   1,075            930              962               943
  Shareholder reporting fees
     Retail shares                                       6,056         13,886            8,910             8,054
     Retirement shares                                   1,001          1,264            1,051             1,104
  Trustee fees                                             802          3,211            2,503             2,200
  Line of credit facility fees                             802          3,212            2,503             2,200
  Other expenses                                         7,004          7,003            7,004             6,990
                                                    ----------    -----------      -----------       -----------
Total Expenses                                         253,562        784,895          639,342           588,695
Expenses waived (See Footnote 3c)                      (49,136)        10,116           (3,133)          (13,558)
Fees paid indirectly                                      (133)          (191)            (140)             (141)
                                                    ----------    -----------      -----------       -----------
Net expenses                                           204,293        794,820          636,069           574,996
                                                    ----------    -----------      -----------       -----------
NET INVESTMENT INCOME                                1,234,273      6,455,656        3,041,993           883,805
                                                    ----------    -----------      -----------       -----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain on investment securities of
     affiliated issuers                                755,468      2,979,652        2,094,691           204,266
  Net realized loss on investment securities of
     unaffiliated issuers                              (37,688)      (134,077)         (13,471)               --
  Net realized gain on futures transactions             28,695        679,930          737,598         1,129,240
                                                    ----------    -----------      -----------       -----------
Net realized gain                                      746,475      3,525,505        2,818,818         1,333,506
                                                    ----------    -----------      -----------       -----------
  Change in net unrealized appreciation
     (depreciation) on investment securities of
     affiliated issuers                              1,729,904     18,558,272       27,762,003        37,730,277
  Change in net unrealized appreciation
     (depreciation) on investment securities of
     unaffiliated issuers                                 (509)       (92,698)         (38,704)               23
  Change in net unrealized appreciation
     (depreciation) on futures transactions            (16,580)      (381,056)        (440,319)         (597,457)
                                                    ----------    -----------      -----------       -----------
Net change in unrealized appreciation
  (depreciation)                                     1,712,815     18,084,518       27,282,980        37,132,843
                                                    ----------    -----------      -----------       -----------
NET REALIZED AND UNREALIZED GAIN                     2,459,290     21,610,023       30,101,798        38,466,349
                                                    ----------    -----------      -----------       -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                        $3,693,563    $28,065,679      $33,143,791       $39,350,154
                                                    ==========    ===========      ===========       ===========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                   FLEXIBLE INCOME FUND             GROWTH & INCOME FUND
                                               -----------------------------   -------------------------------
                                               FOR THE SIX                      FOR THE SIX
                                               MONTHS ENDED    FOR THE YEAR     MONTHS ENDED     FOR THE YEAR
                                                 06/30/04     ENDED 12/31/03      06/30/04      ENDED 12/31/03
                                               ------------   --------------   --------------   --------------
                                                (UNAUDITED)                       (UNAUDITED)
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income                        $  1,234,273    $  5,478,241    $    6,455,656   $   23,456,542
  Net realized gain (loss) on investment
     securities and futures transactions            746,475       8,559,615         3,525,505       35,021,999
  Net change in unrealized appreciation
     (depreciation) on investment securities
     and futures transactions                     1,712,815      10,589,629        18,084,518      125,109,667
                                               ------------    ------------    --------------   --------------
Net increase (decrease) in net assets
  resulting from operations                       3,693,563      24,627,485        28,065,679      183,588,208
                                               ------------    ------------    --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET
  INVESTMENT INCOME
  Retail shares                                          --        (402,711)               --         (763,570)
  Retirement shares                                      --      (4,176,812)               --      (28,642,469)
DISTRIBUTIONS TO SHAREHOLDERS FROM NET
  CAPITAL GAINS
  Retail shares                                          --        (658,891)               --         (621,863)
  Retirement shares                                      --      (6,235,277)               --      (21,625,383)
                                               ------------    ------------    --------------   --------------
Total dividends and distributions                        --     (11,473,691)               --      (51,653,285)
                                               ------------    ------------    --------------   --------------
NET INCREASE (DECREASE) FROM CAPITAL SHARE
  TRANSACTIONS                                    5,956,161     (19,531,754)       15,836,480      (25,912,931)
                                               ------------    ------------    --------------   --------------
Total increase (decrease) in net assets           9,649,724      (6,377,960)       43,902,159      106,021,992
                                               ------------    ------------    --------------   --------------
NET ASSETS:
  Beginning of the Period                       273,502,177     279,880,137     1,142,730,446    1,036,708,454
                                               ------------    ------------    --------------   --------------
  End of the Period                            $283,151,901    $273,502,177    $1,186,632,605   $1,142,730,446
                                               ============    ============    ==============   ==============

                       See Notes to Financial Statements.

      CAPITAL OPPORTUNITIES FUND            GLOBAL EQUITY FUND
    -------------------------------   -------------------------------
     FOR THE SIX                       FOR THE SIX
     MONTHS ENDED     FOR THE YEAR     MONTHS ENDED     FOR THE YEAR
       06/30/04      ENDED 12/31/03      06/30/04      ENDED 12/31/03
     ------------    --------------   --------------   --------------
      (UNAUDITED)                       (UNAUDITED)
     $  3,041,993     $ 12,343,331     $    883,805     $  5,570,257
        2,818,818       14,442,437        1,333,506        2,845,134
       27,282,980      158,534,721       37,132,843      188,562,224
     ------------     ------------     ------------     ------------
       33,143,791      185,320,489       39,350,154      196,977,615
     ------------     ------------     ------------     ------------
               --         (267,521)              --         (110,878)
               --      (14,672,538)              --       (5,053,675)
               --         (190,056)              --               --
               --       (8,979,773)              --               --
     ------------     ------------     ------------     ------------
               --      (24,109,888)              --       (5,164,553)
     ------------     ------------     ------------     ------------
        8,414,438       (3,431,171)      11,847,242       (1,281,018)
     ------------     ------------     ------------     ------------
       41,558,229      157,779,430       51,197,396      190,532,044
     ------------     ------------     ------------     ------------
      913,606,510      755,827,080      819,380,260      628,848,216
     ------------     ------------     ------------     ------------
     $955,164,739     $913,606,510     $870,577,656     $819,380,260
     ============     ============     ============     ============

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                      FLEXIBLE INCOME FUND
                                          -----------------------------------------------------------------------------
                                                              RETAIL CLASS                          RETIREMENT CLASS
                                          ----------------------------------------------------   ----------------------
                                          FOR THE SIX   FOR THE                     FOR THE      FOR THE SIX   FOR THE
                                            MONTHS        YEAR     FOR THE YEAR      PERIOD        MONTHS        YEAR
                                             ENDED       ENDED        ENDED       08/27/01* TO      ENDED       ENDED
                                           06/30/04     12/31/03     12/31/02       12/31/01      06/30/04     12/31/03
                                          -----------   --------   ------------   ------------   -----------   --------
                                          (UNAUDITED)                                            (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF PERIOD      $  9.41     $  9.12      $  9.83        $ 10.00       $  13.00     $  12.40
                                            -------     -------      -------        -------       --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (1)                    0.04        0.21         0.23           0.10           0.06         0.31
  Capital gain distributions received
    from affiliated funds                        --        0.02         0.10           0.06             --         0.02
  Realized and unrealized gain (loss) on
    investments securities and futures
    transactions -- net                        0.08        0.59        (0.45)         (0.08)          0.12         0.82
                                            -------     -------      -------        -------       --------     --------
    Total from investment operations           0.12        0.82        (0.12)          0.08           0.18         1.15
                                            -------     -------      -------        -------       --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income
    (5)                                          --       (0.20)       (0.42)         (0.22)            --        (0.22)
  Distributions from capital gains               --       (0.33)       (0.17)         (0.03)            --        (0.33)
                                            -------     -------      -------        -------       --------     --------
    Total dividends and distributions            --       (0.53)       (0.59)         (0.25)            --        (0.55)
                                            -------     -------      -------        -------       --------     --------
NET ASSET VALUE -- END OF PERIOD            $  9.53     $  9.41      $  9.12        $  9.83       $  13.18     $  13.00
                                            =======     =======      =======        =======       ========     ========
TOTAL RETURN (2)                               1.28%       9.06%       (1.27%)         0.72%          1.39%        9.33%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets of:
  Expenses -- net (3)(4)                       0.35%       0.35%        0.32%          0.48%          0.13%        0.13%
  Expenses -- including expense
    reduction (3)(4)                           0.35%       0.35%        0.32%          0.48%          0.13%        0.13%
  Expenses -- before waivers and expense
    reductions (3)(4)                          0.45%       0.46%        0.43%         66.47%          0.16%        0.20%
  Investment income -- net (1)(3)              0.69%       1.90%        2.82%          6.69%          0.90%        2.01%
  Investment income -- excluding waivers
    and expense reduction (1)(3)               0.59%       1.79%        2.71%        (59.30%)         0.87%        1.94%
  Portfolio turnover rate (2)                  5.85%      13.44%       13.56%          4.02%          5.85%       13.44%
Net Assets -- end of the period (000's)     $22,324     $19,674      $16,234        $   325       $260,828     $253,828
                                            =======     =======      =======        =======       ========     ========

                                           FLEXIBLE INCOME FUND
                                          -----------------------
                                             RETIREMENT CLASS
                                          -----------------------
                                          FOR THE      FOR THE
                                            YEAR        PERIOD
                                           ENDED     08/27/01* TO
                                          12/31/02     12/31/01
                                          --------   ------------

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF PERIOD    $  13.15     $  13.29
                                          --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (1)                   0.38         0.17
  Capital gain distributions received
    from affiliated funds                     0.10         0.06
  Realized and unrealized gain (loss) on
    investments securities and futures
    transactions -- net                      (0.62)       (0.12)
                                          --------     --------
    Total from investment operations         (0.14)        0.11
                                          --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income
    (5)                                      (0.44)       (0.22)
  Distributions from capital gains           (0.17)       (0.03)
                                          --------     --------
    Total dividends and distributions        (0.61)       (0.25)
                                          --------     --------
NET ASSET VALUE -- END OF PERIOD          $  12.40     $  13.15
                                          ========     ========
TOTAL RETURN (2)                             (1.10%)       0.79%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets of:
  Expenses -- net (3)(4)                      0.13%        0.13%
  Expenses -- including expense
    reduction (3)(4)                          0.13%        0.13%
  Expenses -- before waivers and expense
    reductions (3)(4)                         0.17%        0.18%
  Investment income -- net (1)(3)             2.86%        3.67%
  Investment income -- excluding waivers
    and expense reduction (1)(3)              2.82%        3.62%
  Portfolio turnover rate (2)                13.56%        4.02%
Net Assets -- end of the period (000's)   $263,646     $286,628
                                          ========     ========

---------------
 *  Commencement of operations.
(1) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2) Non-annualized.
(3) Annualized.
(4) Does not include expenses of the investment companies in which the Fund invests.
(5) Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.

The Flexible Income Fund has reclassified prior period short-term capital gain distributions received from their investments in the Select Funds from net investment income to capital gains distributions received from affiliated funds. The effect of this reclassification was to decrease the net investment income ratio by 0.36%, 0.64% and 1.00% in the fiscal periods ending December 31, 2003, 2002 and 2001, respectively. Net investment income per share was decreased and capital gains distributions received from affiliated funds increased by $0.01, $0.08 and $0.05 in the fiscal periods ending December 31, 2003, 2002 and 2001, respectively.

The Growth & Income Fund has reclassified prior period short-term capital gain distributions received from their investments in the Select Funds from net investment income to capital gains distributions received from affiliated funds. The effect of this reclassification was to decrease the net investment income ratio by 0.37%, 0.72% and 1.18% in the fiscal periods ending December 31, 2003, 2002 and 2001, respectively. Net investment income per share was decreased and capital gains distributions received from affiliated funds increased by $0.05, $0.09 and $0.05 in the fiscal periods ending December 31, 2003, 2002 and 2001, respectively.

                       See Notes to Financial Statements.

                                             GROWTH & INCOME FUND
    -------------------------------------------------------------------------------------------------------
                      RETAIL CLASS                                       RETIREMENT CLASS
    ------------------------------------------------   ----------------------------------------------------
    FOR THE SIX   FOR THE    FOR THE      FOR THE      FOR THE SIX                               FOR THE
      MONTHS        YEAR       YEAR        PERIOD        MONTHS       FOR THE      FOR THE        PERIOD
       ENDED       ENDED      ENDED     08/27/01* TO      ENDED      YEAR ENDED   YEAR ENDED   08/27/01* TO
     06/30/04     12/31/03   12/31/02     12/31/01      06/30/04      12/31/03     12/31/02      12/31/01
    -----------   --------   --------   ------------   -----------   ----------   ----------   ------------
    (UNAUDITED)                                        (UNAUDITED)
      $  9.28     $  8.34    $  9.72       $10.00      $    13.41    $    11.82   $    13.44    $    13.74
      -------     -------    -------       ------      ----------    ----------   ----------    ----------
         0.07        0.16       0.21         0.07            0.08          0.29         0.36          0.14
           --        0.15       0.12         0.06              --          0.15         0.12          0.06
         0.14        1.23      (0.96)       (0.18)           0.25          1.78        (1.33)        (0.27)
      -------     -------    -------       ------      ----------    ----------   ----------    ----------
         0.21        1.54      (0.63)       (0.05)           0.33          2.22        (0.85)        (0.07)
      -------     -------    -------       ------      ----------    ----------   ----------    ----------
           --       (0.33)     (0.40)       (0.19)             --         (0.36)       (0.42)        (0.19)
           --       (0.27)     (0.35)       (0.04)             --         (0.27)       (0.35)        (0.04)
      -------     -------    -------       ------      ----------    ----------   ----------    ----------
           --       (0.60)     (0.75)       (0.23)             --         (0.63)       (0.77)        (0.23)
      -------     -------    -------       ------      ----------    ----------   ----------    ----------
      $  9.49     $  9.28    $  8.34       $ 9.72      $    13.74    $    13.41   $    11.82    $    13.44
      =======     =======    =======       ======      ==========    ==========   ==========    ==========
         2.26%      18.52%     (6.59%)      (0.52%)          2.46%        18.79%       (6.37%)       (0.47%)
         0.45%       0.45%      0.37%        0.48%           0.13%         0.13%        0.13%         0.13%
         0.45%       0.45%      0.37%        0.48%           0.13%         0.13%        0.13%         0.13%
         0.49%       0.54%      0.45%        6.53%           0.13%         0.13%        0.13%         0.17%
         0.82%       2.00%      2.64%        4.44%           1.12%         2.22%        2.68%         2.87%
         0.78%       1.91%      2.56%       (1.61%)          1.12%         2.22%        2.68%         2.83%
         3.03%      10.38%     12.04%        4.27%           3.03%        10.38%       12.04%         4.27%
      $26,888     $22,650    $17,009       $1,334      $1,159,745    $1,120,080   $1,019,700    $1,156,044
      =======     =======    =======       ======      ==========    ==========   ==========    ==========

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS CONTINUED

                                                CAPITAL OPPORTUNITIES FUND
                                   ----------------------------------------------------
                                                       RETAIL CLASS
                                   ----------------------------------------------------
                                   FOR THE SIX   FOR THE                     FOR THE
                                     MONTHS        YEAR       FOR THE         PERIOD
                                      ENDED       ENDED      YEAR ENDED    08/27/01* TO
                                    06/30/04     12/31/03     12/31/02       12/31/01
                                   -----------   --------   ------------   ------------
                                   (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                             $  9.67     $  8.01      $  9.73        $  10.00
                                     -------     -------      -------        --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (1)             0.02        0.11         0.12            0.03
  Capital gain distributions
    received from affiliated
    funds                                 --        0.07         0.06            0.03
  Realized and unrealized gain
    (loss) on investments
    securities and futures
    transactions -- net                 0.30        1.82        (1.50)          (0.22)
                                     -------     -------      -------        --------
    Total from investment
      operations                        0.32        2.00        (1.32)          (0.16)
                                     -------     -------      -------        --------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income (5)                            --       (0.20)       (0.21)          (0.11)
  Distributions from capital
    gains                                 --       (0.14)       (0.19)             --+
                                     -------     -------      -------        --------
    Total dividends and
      distributions                       --       (0.34)       (0.40)          (0.11)
                                     -------     -------      -------        --------
NET ASSET VALUE -- END OF PERIOD     $  9.99     $  9.67      $  8.01        $   9.73
                                     =======     =======      =======        ========
TOTAL RETURN (2)                        3.31%      24.93%      (13.56%)         (1.64%)
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets of:
  Expenses -- net (3)(4)                0.55%       0.52%        0.42%           0.48%
  Expenses -- including expense
    reduction (3)(4)                    0.55%       0.52%        0.42%           0.48%
  Expenses -- before waivers and
    expense reductions (3)(4)           0.58%       0.62%        0.55%          43.03%
  Investment income -- net (1)(3)       0.26%       1.20%        1.54%           3.87%
  Investment income -- excluding
    waivers and expense reduction
    (1)(3)                              0.23%       1.10%        1.41%         (38.68%)
  Portfolio turnover rate (2)           1.64%       7.75%       10.33%           3.42%
Net Assets -- end of the period
  (000's)                            $15,896     $13,585      $ 9,859        $    331
                                     =======     =======      =======        ========

                                              CAPITAL OPPORTUNITIES FUND
                                   ------------------------------------------------
                                                   RETIREMENT CLASS
                                   ------------------------------------------------
                                   FOR THE SIX   FOR THE    FOR THE      FOR THE
                                     MONTHS        YEAR       YEAR        PERIOD
                                      ENDED       ENDED      ENDED     08/27/01* TO
                                    06/30/04     12/31/03   12/31/02     12/31/01
                                   -----------   --------   --------   ------------
                                   (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF
  PERIOD                            $  13.62     $  11.17   $  13.37     $  13.71
                                    --------     --------   --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (1)             0.05         0.19       0.22         0.08
  Capital gain distributions
    received from affiliated
    funds                                 --         0.07       0.06         0.03
  Realized and unrealized gain
    (loss) on investments
    securities and futures
    transactions -- net                 0.45         2.56      (2.05)       (0.34)
                                    --------     --------   --------     --------
    Total from investment
      operations                        0.50         2.82      (1.77)       (0.23)
                                    --------     --------   --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment
    income (5)                            --        (0.23)     (0.24)       (0.11)
  Distributions from capital
    gains                                 --        (0.14)     (0.19)          --+
                                    --------     --------   --------     --------
    Total dividends and
      distributions                       --        (0.37)     (0.43)       (0.11)
                                    --------     --------   --------     --------
NET ASSET VALUE -- END OF PERIOD    $  14.12     $  13.62   $  11.17     $  13.37
                                    ========     ========   ========     ========
TOTAL RETURN (2)                        3.67%       25.23%    (13.25%)      (1.68%)
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets of:
  Expenses -- net (3)(4)                0.13%        0.13%      0.13%        0.13%
  Expenses -- including expense
    reduction (3)(4)                    0.13%        0.13%      0.13%        0.13%
  Expenses -- before waivers and
    expense reductions (3)(4)           0.13%        0.14%      0.14%        0.17%
  Investment income -- net (1)(3)       0.66%        1.54%      1.72%        1.76%
  Investment income -- excluding
    waivers and expense reduction
    (1)(3)                              0.66%        1.53%      1.71%        1.72%
  Portfolio turnover rate (2)           1.64%        7.75%     10.33%        3.42%
Net Assets -- end of the period
  (000's)                           $939,269     $900,021   $745,968     $883,648
                                    ========     ========   ========     ========

---------------
 *  Commencement of operations.
(1) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2) Non-annualized.
(3) Annualized.
(4) Does not include expenses of the investment companies in which the Fund invests.
(5) Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.
 +  Amount represents less than $0.01 per share.

The Capital Opportunities Fund has reclassified prior period short-term capital gain distributions received from their investments in the Select Funds from net investment income to capital gains distributions received from affiliated funds. The effect of this reclassification was to decrease the net investment income ratio by 0.19%, 0.36% and 0.62% in the fiscal periods ending December 31, 2003, 2002 and 2001, respectively. Net investment income per share was decreased and capital gains distributions received from affiliated funds increased by $0.02, $0.04 and $0.03 in the fiscal periods ending December 31, 2003, 2002 and 2001, respectively.

The Global Equity Fund has reclassified prior period short-term capital gain distributions received from their investments in the Select Funds from net investment income to capital gains distributions received from affiliated funds. The effect of this reclassification was to decrease the net investment income ratio by 0.03% in the fiscal period ending December 31, 2001. Net investment income per share was unaffected.

                       See Notes to Financial Statements.

                                           GLOBAL EQUITY FUND
---------------------------------------------------------------------------------------------------------
                       RETAIL CLASS                                      RETIREMENT CLASS
    --------------------------------------------------   ------------------------------------------------
    FOR THE SIX   FOR THE     FOR THE       FOR THE      FOR THE SIX   FOR THE    FOR THE      FOR THE
      MONTHS        YEAR        YEAR         PERIOD        MONTHS        YEAR       YEAR        PERIOD
       ENDED       ENDED       ENDED      08/27/01* TO      ENDED       ENDED      ENDED     08/27/01* TO
     06/30/04     12/31/03    12/31/02      12/31/01      06/30/04     12/31/03   12/31/02     12/31/01
    -----------   --------   ----------   ------------   -----------   --------   --------   ------------
    (UNAUDITED)                                          (UNAUDITED)
      $ 10.00     $  7.65     $  9.70       $  10.00      $  13.64     $  10.40   $  13.14     $  13.57
      -------     -------     -------       --------      --------     --------   --------     --------
           --        0.05        0.04           0.02          0.01         0.10       0.08         0.03
           --          --          --+            --            --           --         --+          --
         0.47        2.36       (2.00)         (0.29)         0.64         3.23      (2.71)       (0.43)
      -------     -------     -------       --------      --------     --------   --------     --------
         0.47        2.41       (1.96)         (0.27)         0.65         3.33      (2.63)       (0.40)
      -------     -------     -------       --------      --------     --------   --------     --------
           --       (0.06)      (0.06)         (0.03)           --        (0.09)     (0.08)       (0.03)
           --          --       (0.03)            --+           --           --      (0.03)          --+
      -------     -------     -------       --------      --------     --------   --------     --------
           --       (0.06)      (0.09)         (0.03)           --        (0.09)     (0.11)       (0.03)
      -------     -------     -------       --------      --------     --------   --------     --------
      $ 10.47     $ 10.00     $  7.65       $   9.70      $  14.29     $  13.64   $  10.40     $  13.14
      =======     =======     =======       ========      ========     ========   ========     ========
         4.70%      31.53%     (20.25%)        (2.75%)        4.77%       31.99%    (20.04%)      (2.96%)
         0.42%       0.43%       0.35%          0.48%         0.13%        0.13%      0.13%        0.13%
         0.42%       0.43%       0.35%          0.48%         0.13%        0.13%      0.13%        0.13%
         0.48%       0.48%       0.44%         66.34%         0.13%        0.14%      0.14%        0.17%
        (0.07%)      0.53%       0.53%          1.57%         0.22%        0.82%      0.68%        0.61%
        (0.13%)      0.48%       0.44%        (64.29%)        0.22%        0.81%      0.67%        0.57%
         0.42%       4.17%       6.33%          2.70%         0.42%        4.17%      6.33%        2.70%
      $19,679     $17,973     $12,805       $    207      $850,899     $801,407   $616,043     $810,507
      =======     =======     =======       ========      ========     ========   ========     ========

                       See Notes to Financial Statements.

FLEXIBLE INCOME FUND I

                          TOTAL RETURNS AS OF 6/30/04
--------------------------------------------------------------------------------

                                                                INSTITUTIONAL CLASS*     BENCHMARK INDEX**
                                                                --------------------     -----------------
  Since Inception (7/1/03 -- 6/30/04)                                   5.92%                  5.84%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.absbc.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
[LINE GRAPH]

                                                                      RETIREMENT CLASS                  BENCHMARK INDEX**
                                                                      ----------------                  -----------------
Jul 1 2003                                                                 10000                              10000
Jul 2003                                                                    9970                              10019
Aug 2003                                                                   10050                              10084
Sep 2003                                                                   10120                              10148
Oct 2003                                                                   10230                              10276
Nov 2003                                                                   10270                              10312
Dec 2003                                                                   10440                              10494
Jan 2004                                                                   10511                              10562
Feb 2004                                                                   10592                              10643
Mar 2004                                                                   10613                              10647
Apr 2004                                                                   10511                              10508
May 2004                                                                   10532                              10531
Jun 2004                                                                   10592                              10584

The graph compares the results of a $10,000 investment in the Retirement Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund's weighted composite benchmark index.

*These returns reflect expense waivers by the Fund's investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**Represents a weighted composite benchmark index consisting of the Russell 3000(R) Index, the Morgan Stanley Capital International All Country World Index ex-U.S. and the Merrill Lynch 1-3 Year Treasury Index.

The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Morgan Stanley Capital International All Country World Index ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

                       Not Part of the Semi-Annual Report

FLEXIBLE INCOME FUND I
SCHEDULE OF INVESTMENTS (UNAUDITED)

JUNE 30, 2004                              SHARES        VALUE
-------------                             ---------   -----------
AFFILIATED MUTUAL FUNDS -- 98.6%
  AB Funds Trust -- Equity Index Fund
    (Institutional Class)(inf)               39,356   $   367,587
  AB Funds Trust -- Growth Equity Fund
    (Institutional Class)(inf)              248,769     2,403,109
  AB Funds Trust -- International Equity
    Fund (Institutional Class)(inf)         167,275     1,915,295
  AB Funds Trust -- Low-Duration Bond
    Fund (Institutional Class)(inf)       2,286,011    21,602,801
  AB Funds Trust -- Money Market Fund
    (Institutional Class)(inf)              308,344       308,344
  AB Funds Trust -- Small Cap Equity
    Fund (Institutional Class)(inf)          31,224       377,192
  AB Funds Trust -- Value Equity Fund
    (Institutional Class)(inf)              234,709     2,445,666
                                                      -----------
TOTAL AFFILIATED MUTUAL FUNDS
  (Cost $28,914,670)                                   29,419,994
                                                      -----------

                                       PAR
                                    ---------
U.S. TREASURY OBLIGATIONS -- 1.3%
  U.S. Treasury Bill
    0.95%, 07/22/04++++             $  20,000        19,990
  U.S. Treasury Note
    2.50%, 05/31/06                   365,000       363,888
                                                -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $383,051)                                   383,878
                                                -----------
TOTAL INVESTMENTS -- 99.9%
  (Cost $29,297,721)                             29,803,872
OTHER ASSETS LESS
  LIABILITIES -- 0.1%                                28,669
                                                -----------
NET ASSETS -- 100.0%                            $29,832,541
                                                ===========

---------------

++++ All or a portion of the security was held as collateral for open futures contracts.

                       See Notes to Financial Statements.

GROWTH & INCOME FUND I

                          TOTAL RETURNS AS OF 6/30/04
--------------------------------------------------------------------------------

                                                                INSTITUTIONAL CLASS*    BENCHMARK INDEX**
                                                                --------------------    -----------------
  Since Inception (7/1/03 -- 6/30/04)                              11.70%                 11.43%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.absbc.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
[LINE GRAPH]

                                                                      RETIREMENT CLASS                  BENCHMARK INDEX**
                                                                      ----------------                  -----------------
Jul 1 2003                                                                 10000                              10000
Jul 2003                                                                    9930                               9951
Aug 2003                                                                   10100                              10104
Sep 2003                                                                   10200                              10234
Oct 2003                                                                   10480                              10501
Nov 2003                                                                   10570                              10597
Dec 2003                                                                   10893                              10935
Jan 2004                                                                   11037                              11086
Feb 2004                                                                   11181                              11238
Mar 2004                                                                   11211                              11239
Apr 2004                                                                   10965                              10961
May 2004                                                                   11017                              11001
Jun 2004                                                                   11170                              11143

The graph compares the results of a $10,000 investment in the Retirement Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund's weighted composite benchmark index.

*These returns reflect expense waivers by the Fund's investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**Represents a weighted composite benchmark index consisting of the Russell 3000(R) Index, the Morgan Stanley Capital International All Country World Index ex-U.S. and the Lehman Brothers Aggregate Bond Index.

The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Morgan Stanley Capital International All Country World Index ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchased by foreigners.

The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

                       Not Part of the Semi-Annual Report

GROWTH & INCOME FUND I
SCHEDULE OF INVESTMENTS (UNAUDITED)

JUNE 30, 2004                              SHARES        VALUE
-------------                             ---------   ------------
AFFILIATED MUTUAL FUNDS -- 99.1%
  AB Funds Trust -- Equity Index Fund
    (Institutional Class)(inf)              263,240   $  2,458,657
  AB Funds Trust -- Extended-Duration
    Bond Fund (Institutional Class)(inf)  1,236,212     10,903,389
  AB Funds Trust -- Growth Equity Fund
    (Institutional Class)(inf)            1,774,979     17,146,298
  AB Funds Trust -- International Equity
    Fund (Institutional Class)(inf)       1,323,134     15,149,889
  AB Funds Trust -- Low-Duration Bond
    Fund (Institutional Class)(inf)       1,640,943     15,506,910
  AB Funds Trust -- Medium-Duration Bond
    Fund (Institutional Class)(inf)       2,685,603     24,573,267
  AB Funds Trust -- Money Market Fund
    (Institutional Class)(inf)            1,495,460      1,495,460
  AB Funds Trust -- Small Cap Equity
    Fund (Institutional Class)(inf)         234,286      2,830,180
  AB Funds Trust -- Value Equity Fund
    (Institutional Class)(inf)            1,693,232     17,643,480
                                                      ------------
TOTAL AFFILIATED MUTUAL FUNDS
  (Cost $103,665,901)                                  107,707,530
                                                      ------------

                                      PAR
                                   ---------
U.S. TREASURY OBLIGATIONS -- 0.9%
  U.S. Treasury Bill
    0.95%, 07/22/04++++            $  80,000         79,959
  U.S. Treasury Bond
    6.50%, 02/15/10                  825,000        929,866
                                               ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $1,009,993)                               1,009,825
                                               ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $104,675,894)                           108,717,355
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- 0.0%                                     (6,935)
                                               ------------
NET ASSETS -- 100.0%                           $108,710,420
                                               ============

---------------

++++ All or a portion of the security was held as collateral for open futures contracts.

                       See Notes to Financial Statements.

CAPITAL OPPORTUNITIES FUND I

                          TOTAL RETURNS AS OF 6/30/04
--------------------------------------------------------------------------------

                                                                INSTITUTIONAL CLASS*    BENCHMARK INDEX**
                                                                --------------------    -----------------
  Since Inception (7/1/03 -- 6/30/04)                                  17.20%                17.25%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.absbc.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

[LINE GRAPH]

                                                                      RETIREMENT CLASS                  BENCHMARK INDEX**
                                                                      ----------------                  -----------------
Jul 1 2003                                                                10000.00                           10000.00
Jul 2003                                                                  10060.00                           10095.00
Aug 2003                                                                  10280.00                           10294.00
Sep 2003                                                                  10290.00                           10353.00
Oct 2003                                                                  10740.00                           10808.00
Nov 2003                                                                  10850.00                           10942.00
Dec 2003                                                                  11302.00                           11409.00
Jan 2004                                                                  11475.00                           11599.00
Feb 2004                                                                  11648.00                           11774.00
Mar 2004                                                                  11638.00                           11730.00
Apr 2004                                                                  11404.00                           11447.00
May 2004                                                                  11506.00                           11534.00
Jun 2004                                                                  11720.00                           11725.00

The graph compares the results of a $10,000 investment in the Retirement Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund's weighted composite benchmark index.

*These returns reflect expense waivers by the Fund's investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**Represents a weighted composite benchmark index consisting of the Russell 3000(R) Index, the Morgan Stanley Capital International All Country World Index ex-U.S. and the Lehman Brothers Aggregate Bond Index.

The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Morgan Stanley Capital International All Country World Index ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

                       Not Part of the Semi-Annual Report

CAPITAL OPPORTUNITIES FUND I
SCHEDULE OF INVESTMENTS (UNAUDITED)

JUNE 30, 2004                              SHARES        VALUE
-------------                             ---------   -----------
AFFILIATED MUTUAL FUNDS -- 99.4%
  AB Funds Trust -- Equity Index Fund
    (Institutional Class)(inf)              241,082   $ 2,251,704
  AB Funds Trust -- Extended-Duration
    Bond Fund (Institutional Class)(inf)    353,910     3,121,488
  AB Funds Trust -- Growth Equity Fund
    (Institutional Class)(inf)            1,521,812    14,700,707
  AB Funds Trust -- International Equity
    Fund (Institutional Class)(inf)       1,066,742    12,214,196
  AB Funds Trust -- Low-Duration Bond
    Fund (Institutional Class)(inf)         470,653     4,447,670
  AB Funds Trust -- Medium-Duration Bond
    Fund (Institutional Class)(inf)         736,990     6,743,458
  AB Funds Trust -- Money Market Fund
    (Institutional Class)(inf)            1,142,810     1,142,810
  AB Funds Trust -- Small Cap Equity
    Fund (Institutional Class)(inf)         203,597     2,459,447
  AB Funds Trust -- Value Equity Fund
    (Institutional Class)(inf)            1,435,600    14,958,953
                                                      -----------
TOTAL AFFILIATED MUTUAL FUNDS
  (Cost $55,247,099)                                   62,040,433
                                                      -----------

                                       PAR
                                    ---------
U.S. TREASURY OBLIGATIONS -- 0.6%
  U.S. Treasury Bill
    0.95%, 07/22/04++++             $  80,000        79,959
  U.S. Treasury Bond
    6.50%, 02/15/10                   260,000       293,049
                                                -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $372,001)                                   373,008
                                                -----------
TOTAL INVESTMENTS -- 100.0%
  (Cost $55,619,100)                             62,413,441
OTHER ASSETS LESS
  LIABILITIES -- 0.0%                                19,070
                                                -----------
NET ASSETS -- 100.0%                            $62,432,511
                                                ===========

---------------

++++ All or a portion of the security was held as collateral for open futures contracts.

                       See Notes to Financial Statements.

GLOBAL EQUITY FUND I

                          TOTAL RETURNS AS OF 6/30/04
--------------------------------------------------------------------------------

                                                                INSTITUTIONAL CLASS*    BENCHMARK INDEX**
                                                                --------------------    -----------------
  Since Inception (7/1/03 -- 6/30/04)                                   22.80%                23.29%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.absbc.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

[LINE GRAPH]

                                                                      RETIREMENT CLASS                  BENCHMARK INDEX**
                                                                      ----------------                  -----------------
Jul 1 2003                                                                10000.00                           10000.00
Jul 2003                                                                  10200.00                           10238.00
Aug 2003                                                                  10460.00                           10484.00
Sep 2003                                                                  10380.00                           10472.00
Oct 2003                                                                  11010.00                           11116.00
Nov 2003                                                                  11130.00                           11291.00
Dec 2003                                                                  11716.00                           11894.00
Jan 2004                                                                  11927.00                           12128.00
Feb 2004                                                                  12109.00                           12327.00
Mar 2004                                                                  12079.00                           12235.00
Apr 2004                                                                  11857.00                           11948.00
May 2004                                                                  12008.00                           12085.00
Jun 2004                                                                  12280.00                           12329.00

The graph compares the results of a $10,000 investment in the Retirement Class of the Fund since July 1, 2003 (commencement of operations), with all dividends and capital gains reinvested, with the Fund's weighted composite benchmark index.

*These returns reflect expense waivers by the Fund's investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**Represents a weighted composite benchmark index consisting of the Russell 3000(R) Index and the Morgan Stanley Capital International All Country World Index ex-U.S.

The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The Morgan Stanley Capital International All Country World Index ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

                       Not Part of the Semi-Annual Report

GLOBAL EQUITY FUND I
SCHEDULE OF INVESTMENTS (UNAUDITED)

JUNE 30, 2004                             SHARES       VALUE
-------------                             -------   -----------
AFFILIATED MUTUAL FUNDS -- 99.6%
  AB Funds Trust -- Equity Index Fund
    (Institutional Class)(inf)            142,908   $ 1,334,758
  AB Funds Trust -- Growth Equity Fund
    (Institutional Class)(inf)            928,533     8,969,630
  AB Funds Trust -- International Equity
    Fund (Institutional Class)(inf)       637,356     7,297,727
  AB Funds Trust -- Money Market Fund
    (Institutional Class)(inf)            773,110       773,110
  AB Funds Trust -- Small Cap Equity
    Fund (Institutional Class)(inf)       130,336     1,574,459
  AB Funds Trust -- Value Equity Fund
    (Institutional Class)(inf)            873,356     9,100,365
                                                    -----------
TOTAL AFFILIATED MUTUAL FUNDS
  (Cost $24,597,577)                                 29,050,049
                                                    -----------

                                       PAR
                                     -------
U.S. TREASURY OBLIGATION -- 0.3%
  U.S. Treasury Bill
    0.95%, 07/22/04++++
    (Cost $74,958)                   $75,000        74,962
                                               -----------
TOTAL INVESTMENTS -- 99.9%
  (Cost $24,672,535)                            29,125,011
OTHER ASSETS LESS
  LIABILITIES -- 0.1%                               16,163
                                               -----------
NET ASSETS -- 100.0%                           $29,141,174
                                               ===========

---------------

++++ All or a portion of the security was held as collateral for open futures contracts.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

                                                   FLEXIBLE        GROWTH &            CAPITAL             GLOBAL
JUNE 30, 2004                                    INCOME FUND I   INCOME FUND I   OPPORTUNITIES FUND I   EQUITY FUND I
-------------                                    -------------   -------------   --------------------   -------------
ASSETS
Investments in securities of affiliated issuers
  at value                                        $29,419,994    $107,707,530        $62,040,433         $29,050,049
Investments in securities of unaffiliated
  issuers at value                                    383,878       1,009,825            373,008              74,962
                                                  -----------    ------------        -----------         -----------
  Total investments (1)                            29,803,872     108,717,355         62,413,441          29,125,011
Receivables:
  Dividends                                               227           1,072                742                 407
  Interest                                                773          20,183              6,361                  --
  Fund shares sold                                     21,976              --              8,640               8,202
  Variation margin                                        460           3,860              3,450               2,760
  Receivable from advisor                               1,570              --                 --               1,733
Prepaid expenses and other assets                      12,951          12,952             12,950              12,952
                                                  -----------    ------------        -----------         -----------
  Total Assets                                     29,841,829     108,755,422         62,445,584          29,151,065
                                                  -----------    ------------        -----------         -----------
LIABILITIES
Payables:
  Fund shares redeemed                                     --          25,951                 --                  --
Accrued expenses:
  Advisory fee payable                                     --           6,123              1,173                  --
  Other accrued expenses payable                        9,288          12,928             11,900               9,891
                                                  -----------    ------------        -----------         -----------
  Total Liabilities                                     9,288          45,002             13,073               9,891
                                                  -----------    ------------        -----------         -----------
NET ASSETS                                        $29,832,541    $108,710,420        $62,432,511         $29,141,174
                                                  ===========    ============        ===========         ===========
NET ASSETS CONSIST OF:
Paid-in-capital                                   $28,559,659    $102,803,001        $54,811,190         $24,448,109
Undistributed net investment income                   521,510         983,503            349,537              66,672
Accumulated net realized gain on investments          244,290         875,382            471,675             168,968
Net unrealized appreciation (depreciation) on
  investments and futures transactions                507,082       4,048,534          6,800,109           4,457,425
                                                  -----------    ------------        -----------         -----------
NET ASSETS                                        $29,832,541    $108,710,420        $62,432,511         $29,141,174
                                                  ===========    ============        ===========         ===========
NET ASSET VALUE:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional
  Class                                           $29,832,541    $108,710,420        $62,432,511         $29,141,174
                                                  -----------    ------------        -----------         -----------
Institutional shares outstanding                    2,852,244       9,983,165          5,421,196           2,393,245
                                                  -----------    ------------        -----------         -----------
  Net asset value, offering price and
     redemption price per Institutional share     $     10.46    $      10.89        $     11.52         $     12.18
                                                  ===========    ============        ===========         ===========
---------------
(1) Investments in securities of affiliated
     issuers at cost                              $28,914,670    $103,665,901        $55,247,099         $24,597,577
   Investments in securities of unaffiliated
     issuers at cost                                  383,051       1,009,993            372,001              74,958
                                                  -----------    ------------        -----------         -----------
       Total investments at cost                  $29,297,721    $104,675,894        $55,619,100         $24,672,535
                                                  ===========    ============        ===========         ===========

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (UNAUDITED)

                                                    FLEXIBLE        GROWTH &            CAPITAL             GLOBAL
FOR THE SIX MONTHS ENDED JUNE 30, 2004            INCOME FUND I   INCOME FUND I   OPPORTUNITIES FUND I   EQUITY FUND I
--------------------------------------            -------------   -------------   --------------------   -------------
INVESTMENT INCOME
  Income distributions received from affiliated
     funds                                          $227,088       $1,038,329          $  387,131         $   85,041
  Interest                                             3,194           15,774               4,731                284
                                                    --------       ----------          ----------         ----------
Total Investment Income                              230,282        1,054,103             391,862             85,325
                                                    --------       ----------          ----------         ----------
EXPENSES
  Investment advisory fees                            14,651           52,051              31,005             13,956
  Transfer agent fees                                  3,788            7,445               7,436              3,810
  Custodian fees                                       1,777            3,495               3,277              2,449
  Accounting and administration fees                   4,778           15,800               9,563              4,451
  Professional fees                                   17,400           17,151              17,151             17,400
  Registration fees                                      237              581                 436                186
  Shareholder reporting fees                             687            1,029                 801                801
  Trustee fees                                            82              234                 161                 70
  Line of credit facility fees                            82              234                 161                 70
  Other expenses                                       7,063            7,060               7,060              7,061
                                                    --------       ----------          ----------         ----------
Total Expenses                                        50,545          105,080              77,051             50,254
Expenses waived and reimbursed (See Footnote 3c)     (25,919)         (18,643)            (25,896)           (27,342)
Fees paid indirectly                                    (112)             (80)               (122)              (108)
                                                    --------       ----------          ----------         ----------
Net expenses                                          24,514           86,357              51,033             22,804
                                                    --------       ----------          ----------         ----------
NET INVESTMENT INCOME                                205,768          967,746             340,829             62,521
                                                    --------       ----------          ----------         ----------
REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized gain on investment securities of
     affiliated issuers                               98,429           80,111              99,481            142,663
  Net realized loss on investment securities of
     unaffiliated issuers                             (4,872)         (23,499)             (3,093)                --
  Net realized gain (loss) on futures
     transactions                                     10,070           35,859              51,477             (3,655)
                                                    --------       ----------          ----------         ----------
Net realized gain                                    103,627           92,471             147,865            139,008
                                                    --------       ----------          ----------         ----------
  Change in net unrealized appreciation
     (depreciation) on investment securities of
     affiliated securities                           105,559          820,183           1,672,025          1,037,694
  Change in net unrealized appreciation
     (depreciation) on investment securities of
     unaffiliated securities                             469           (1,445)                202                  2
  Change in net unrealized appreciation
     (depreciation) on futures transactions           (2,801)         (11,008)            (23,463)            (9,242)
                                                    --------       ----------          ----------         ----------
Net change in unrealized appreciation
  (depreciation)                                     103,227          807,730           1,648,764          1,028,454
                                                    --------       ----------          ----------         ----------
NET REALIZED AND UNREALIZED GAIN                     206,854          900,201           1,796,629          1,167,462
                                                    --------       ----------          ----------         ----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                        $412,622       $1,867,947          $2,137,458         $1,229,983
                                                    ========       ==========          ==========         ==========

---------------
* Commencement of operations.

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                        FLEXIBLE INCOME FUND I          GROWTH & INCOME FUND I
                                                     -----------------------------   -----------------------------
                                                     FOR THE SIX    FOR THE PERIOD   FOR THE SIX    FOR THE PERIOD
                                                     MONTHS ENDED    07/01/03* TO    MONTHS ENDED    07/01/03* TO
                                                       06/30/04        12/31/03        06/30/04        12/31/03
                                                     ------------   --------------   ------------   --------------
                                                     (UNAUDITED)                     (UNAUDITED)
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income                              $   205,768     $   508,142     $    967,746    $ 1,408,910
  Net realized gain on investment securities and
     futures transactions                                103,627         301,451           92,471      1,189,355
  Net change in unrealized appreciation
     (depreciation) on investment securities and
     futures transactions                                103,227         403,855          807,730      3,240,804
                                                     -----------     -----------     ------------    -----------
Net increase in net assets resulting from
  operations                                             412,622       1,213,448        1,867,947      5,839,069
                                                     -----------     -----------     ------------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT
  INCOME                                                      --        (334,618)              --     (1,741,769)
DISTRIBUTIONS TO SHAREHOLDERS FROM NET CAPITAL
  GAINS                                                       --         (22,765)              --        (62,749)
                                                     -----------     -----------     ------------    -----------
Total dividends and distributions                             --        (357,383)              --     (1,804,518)
                                                     -----------     -----------     ------------    -----------
NET INCREASE FROM CAPITAL SHARE TRANSACTIONS             784,366      27,779,488       34,860,039     67,947,883
                                                     -----------     -----------     ------------    -----------
Total increase in net assets                           1,196,988      28,635,553       36,727,986     71,982,434
                                                     -----------     -----------     ------------    -----------
NET ASSETS:
  Beginning of the Period                             28,635,553              --       71,982,434             --
                                                     -----------     -----------     ------------    -----------
  End of the Period                                  $29,832,541     $28,635,553     $108,710,420    $71,982,434
                                                     ===========     ===========     ============    ===========

---------------
* Commencement of operations.

                       See Notes to Financial Statements.

  CAPITAL OPPORTUNITIES FUND I          GLOBAL EQUITY FUND I
---------------------------------   -----------------------------
    FOR THE SIX    FOR THE PERIOD   FOR THE SIX    FOR THE PERIOD
    MONTHS ENDED    07/01/03* TO    MONTHS ENDED    07/01/03* TO
      06/30/04        12/31/03        06/30/04        12/31/03
    ------------   --------------   ------------   --------------
    (UNAUDITED)                     (UNAUDITED)
    $   340,829     $   769,770     $    62,521     $   192,616
        147,865         534,802         139,008          46,618
      1,648,764       5,151,345       1,028,454       3,428,971
    -----------     -----------     -----------     -----------
      2,137,458       6,455,917       1,229,983       3,668,205
    -----------     -----------     -----------     -----------
             --        (900,689)             --        (192,660)
             --         (76,286)             --         (16,658)
    -----------     -----------     -----------     -----------
             --        (976,975)             --        (209,318)
    -----------     -----------     -----------     -----------
      2,806,535      52,009,576       2,233,152      22,219,152
    -----------     -----------     -----------     -----------
      4,943,993      57,488,518       3,463,135      25,678,039
    -----------     -----------     -----------     -----------
     57,488,518              --      25,678,039              --
    -----------     -----------     -----------     -----------
    $62,432,511     $57,488,518     $29,141,174     $25,678,039
    ===========     ===========     ===========     ===========

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                               FLEXIBLE INCOME FUND I          GROWTH & INCOME FUND I
                                                            -----------------------------   -----------------------------
                                                                                 INSTITUTIONAL CLASS
                                                            -------------------------------------------------------------
                                                            FOR THE SIX    FOR THE PERIOD   FOR THE SIX    FOR THE PERIOD
                                                            MONTHS ENDED    07/01/03* TO    MONTHS ENDED    07/01/03* TO
                                                              06/30/04        12/31/03        06/30/04        12/31/03
                                                            ------------   --------------   ------------   --------------
                                                            (UNAUDITED)                     (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF PERIOD                        $ 10.31         $ 10.00         $  10.62        $ 10.00
                                                              -------         -------         --------        -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (1)                                      0.07#           0.18             0.10           0.21
  Capital gain distributions received from affiliated
    funds                                                          --            0.10               --           0.17
  Realized and unrealized gain (loss) on investments
    securities and futures transactions -- net                   0.08#           0.16             0.17           0.51
                                                              -------         -------         --------        -------
    Total from investment operations                             0.15            0.44             0.27           0.89
                                                              -------         -------         --------        -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income (5)                         --           (0.12)              --          (0.26)
  Distributions from capital gains                                 --           (0.01)              --          (0.01)
                                                              -------         -------         --------        -------
    Total dividends and distributions                              --           (0.13)              --          (0.27)
                                                              -------         -------         --------        -------
NET ASSET VALUE -- END OF PERIOD                              $ 10.46         $ 10.31         $  10.89        $ 10.62
                                                              =======         =======         ========        =======
TOTAL RETURN (2)                                                 1.46%           4.40%            2.54%          8.94%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets of:
  Expenses -- net (3)(4)                                         0.17%           0.17%            0.17%          0.17%
  Expenses -- including expense reduction (3)(4)                 0.17%           0.17%            0.17%          0.17%
  Expenses -- before waivers and expense reductions (3)(4)       0.35%           0.51%            0.21%          0.28%
  Investment income -- net (1)(3)                                1.42%           4.16%            1.90%          4.76%
  Investment income -- excluding waivers and expense
    reduction (1)(3)                                             1.24%           3.82%            1.86%          4.65%
  Portfolio turnover rate (2)                                   10.29%           8.01%            4.45%          4.51%
Net Assets -- end of the period (000's)                       $29,833         $28,636         $108,710        $71,982
                                                              =======         =======         ========        =======

---------------
 *  Commencement of operations.
 #   Calculated using the average shares outstanding method.
(1) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2) Non-annualized.
(3) Annualized.
(4) Does not include expenses of the investment companies in which the Fund invests.
(5) Includes dividends paid from the short-term portion of capital gain distributions received from affiliated funds.

The Flexible Income Fund I has reclassified prior period short-term capital gain distributions received from their investments in the Select Funds from net investment income to capital gains distributions received from affiliated funds. The effect of this reclassification was to decrease the net investment income ratio by 0.49% in the fiscal period ending December 31, 2003. Net investment income per share was decreased and capital gains distributions received from affiliated funds increased by $0.05 in the fiscal period ending December 31, 2003.

The Growth & Income Fund I has reclassified prior period short-term capital gain distributions received from their investments in the Select Funds from net investment income to capital gains distributions received from affiliated funds. The effect of this reclassification was to decrease the net investment income ratio by 0.52% in the fiscal period ending December 31, 2003. Net investment income per share was decreased and capital gains distributions received from affiliated funds increased by $0.05 in the fiscal period ending December 31, 2003.

The Capital Opportunities Fund I has reclassified prior period short-term capital gain distributions received from their investments in the Select Funds from net investment income to capital gains distributions received from affiliated funds. The effect of this reclassification was to decrease the net investment income ratio by 0.26% in the fiscal period ending December 31, 2003. Net investment income per share was decreased and capital gains distributions received from affiliated funds increased by $0.03 in the fiscal period ending December 31, 2003.

                       See Notes to Financial Statements.

   CAPITAL OPPORTUNITIES FUND I          GLOBAL EQUITY FUND I
----------------------------------   -----------------------------
                       INSTITUTIONAL CLASS
------------------------------------------------------------------
     FOR THE SIX    FOR THE PERIOD   FOR THE SIX    FOR THE PERIOD
     MONTHS ENDED    07/01/03* TO    MONTHS ENDED    07/01/03* TO
       06/30/04        12/31/03        06/30/04        12/31/03
     ------------   --------------   ------------   --------------
   (UNAUDITED)                       (UNAUDITED)
       $ 11.11         $ 10.00         $ 11.62         $ 10.00
       -------         -------         -------         -------
          0.06            0.15            0.03            0.09
            --            0.09              --              --
          0.35            1.07            0.53            1.63
       -------         -------         -------         -------
          0.41            1.31            0.56            1.72
       -------         -------         -------         -------
            --           (0.18)             --           (0.09)
            --           (0.02)             --           (0.01)
       -------         -------         -------         -------
            --           (0.20)             --           (0.10)
       -------         -------         -------         -------
       $ 11.52         $ 11.11         $ 12.18         $ 11.62
       =======         =======         =======         =======
          3.69%          13.02%           4.82%          17.16%
          0.17%           0.17%           0.17%           0.17%
          0.17%           0.17%           0.17%           0.17%
          0.26%           0.31%           0.37%           0.50%
          1.13%           3.24%           0.46%           1.69%
          1.04%           3.10%           0.26%           1.36%
          3.15%           2.95%           3.53%           0.89%
       $62,433         $57,489         $29,141         $25,678
       =======         =======         =======         =======

                       See Notes to Financial Statements.

MONEY MARKET FUND

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/04
--------------------------------------------------------------------------------

                                          RETIREMENT CLASS*    INSTITUTIONAL CLASS*    RETAIL CLASS*    CITIGROUP 3-MONTH INDEX**
                                          -----------------    --------------------    -------------    -------------------------
  One Year                                      0.70%                 0.89%                0.42%                   0.96%
  Since Inception (8/27/01 -- 6/30/04)          1.31%                 1.38%                1.04%                   1.50%

                       7-DAY AVERAGE YIELD AS OF 6/30/04
--------------------------------------------------------------------------------

                                          RETIREMENT CLASS*    INSTITUTIONAL CLASS*    RETAIL CLASS*
                                          -----------------    --------------------    -------------
                                                0.76%                 0.98%                0.53%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.absbc.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

[LINE GRAPH]

                                                                      RETIREMENT CLASS              CITIGROUP 3-MONTH INDEX**
                                                                      ----------------              -------------------------
Aug 27 2001                                                               10000.00                           10000.00
Aug 2001                                                                  10008.00                           10008.00
Sep 2001                                                                  10033.00                           10036.00
Oct 2001                                                                  10057.00                           10063.00
Nov 2001                                                                  10079.00                           10084.00
Dec 2001                                                                  10094.00                           10102.00
Jan 2002                                                                  10108.00                           10117.00
Feb 2002                                                                  10122.00                           10131.00
Mar 2002                                                                  10138.00                           10146.00
Apr 2002                                                                  10153.00                           10161.00
May 2002                                                                  10167.00                           10176.00
Jun 2002                                                                  10180.00                           10190.00
Jul 2002                                                                  10194.00                           10205.00
Aug 2002                                                                  10207.00                           10220.00
Sep 2002                                                                  10220.00                           10234.00
Oct 2002                                                                  10232.00                           10248.00
Nov 2002                                                                  10243.00                           10261.00
Dec 2002                                                                  10255.00                           10274.00
Jan 2003                                                                  10265.00                           10285.00
Feb 2003                                                                  10273.00                           10294.00
Mar 2003                                                                  10282.00                           10305.00
Apr 2003                                                                  10290.00                           10315.00
May 2003                                                                  10298.00                           10325.00
Jun 2003                                                                  10306.00                           10334.00
Jul 2003                                                                  10312.00                           10343.00
Aug 2003                                                                  10318.00                           10352.00
Sep 2003                                                                  10324.00                           10359.00
Oct 2003                                                                  10330.00                           10368.00
Nov 2003                                                                  10336.00                           10376.00
Dec 2003                                                                  10342.00                           10384.00
Jan 2004                                                                  10348.00                           10392.00
Feb 2004                                                                  10354.00                           10400.00
Mar 2004                                                                  10360.00                           10408.00
Apr 2004                                                                  10366.00                           10416.00
May 2004                                                                  10372.00                           10424.00
Jun 2004                                                                  10378.00                           10433.00

The graph compares the results of a $10,000 investment in the Retirement Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Citigroup 3-Month Index.

*These performance figures reflect expense waivers by the Fund's investment advisor. Without these waivers, performance would have been lower. Performance figures shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                       Not Part of the Semi-Annual Report

MONEY MARKET FUND

**The Citigroup 3-Month (formerly the Salomon Brothers 90-Day Treasury Bill) Index is composed of the monthly return equivalents of yield averages that are not marked to market. The 3-Month Treasury Bill Index consists of the last three 3-month Treasury bill issues.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

An investment in the Fund is not insured or guaranteed by the FDIC or any other governmental agency. Although the Fund seeks to maintain a value of $1.00 per share, it is possible to lose money.

                       Not Part of the Semi-Annual Report

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)

JUNE 30, 2004                        PAR          VALUE
-------------                    -----------   ------------
AGENCY OBLIGATIONS -- 4.5%
  Federal Home Loan Bank
    1.38%, 03/28/05              $10,000,000   $ 10,000,000
    1.43%, 04/04/05                8,000,000      8,000,000
  Federal Home Loan Mortgage
    Corporation
    1.20%, 09/09/04                5,434,000      5,421,321
    1.29%, 03/23/05                9,000,000      9,000,000
  Federal National Mortgage
    Association
    1.55%, 12/08/04                9,000,000      9,000,000
                                               ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $41,421,321)                             41,421,321
                                               ------------
CERTIFICATES OF DEPOSIT -- 15.3%
  American Express Centurion
    Bank
    1.05%, 07/20/04++             25,000,000     25,000,000
  Banco Santander Puerto Rico
    1.19%, 08/13/04               21,800,000     21,800,000
  Bank of New York
    1.21%, 07/20/04                1,065,000      1,064,905
  Societe Generale NY
    1.44%, 05/09/05               10,000,000      9,998,720
  Swedbank Securities, Inc.
    1.44%, 03/01/05               17,000,000     16,998,308
  Washington Mutual Bank FA
    1.22%, 07/19/04               40,000,000     40,000,000
  Westdeutsche Landesbank NY
    1.40%, 08/05/04               25,000,000     25,000,000
                                               ------------
TOTAL CERTIFICATES OF DEPOSIT
  (Cost $139,861,933)                           139,861,933
                                               ------------
COMMERCIAL PAPER -- 55.2%
  Atomium Funding Corporation
    1.26%, 07/12/04               14,590,000     14,584,383
    1.26%, 07/20/04                8,670,000      8,664,234
  Banco Santander Puerto Rico
    1.26%, 07/26/04               24,735,000     24,713,357
  Citigroup Global Markets
    Holdings, Inc.
    1.33%, 08/17/04               35,035,000     34,974,165
  Concord Minutemen Captial Co.
    LLC
    1.15%, 07/06/04               43,000,000     42,993,162
  CXC LLC
    1.50%, 09/13/04               38,040,000     37,922,710
  General Electric Capital
    International Funding
    1.12%, 07/08/04               14,000,000     13,996,951
  Goldman Sachs Group, Inc.
    1.27%, 07/12/04               45,000,000     44,982,537
  Liberty Lighthouse Funding
    Co.
    1.24%, 07/19/04                9,500,000      9,494,110
  MBNA Credit Card Master Trust
    Emerald Certificates
    1.13%, 07/28/04               17,685,000     17,670,078

                                     PAR          VALUE
                                 -----------   ------------
  National Rural Utilities
    Cooperative Finance
    Corporation
    1.22%, 07/19/04              $34,000,000   $ 33,979,260
  Regency Markets No. 1 LLC
    1.30%, 07/21/04                6,980,000      6,974,959
  Rio Tinto (Commercial Paper),
    Ltd.
    1.30%, 07/09/04               15,000,000     14,995,667
  San Paolo IMI US Financial
    Co.
    1.44%, 07/01/04               21,841,000     21,841,000
  Scaldis Capital LLC
    1.47%, 09/15/04               18,370,000     18,312,992
  Silver Tower US Funding
    1.16%, 07/12/04               15,000,000     14,994,683
  Sydney Capital Corporation
    1.25%, 07/19/04               10,660,000     10,653,338
  Toronto-Dominion Holdings
    1.27%, 07/29/04               45,000,000     44,955,550
  UBS Finance (Delaware) LLC
    1.42%, 07/01/04               45,000,000     45,000,000
  Victory Receivables
    Corporation
    1.18%, 07/09/04               43,000,000     42,988,725
                                               ------------
TOTAL COMMERCIAL PAPER
  (Cost $504,691,861)                           504,691,861
                                               ------------
MASTER NOTES -- 5.7%
  Merrill Lynch Mortgage
    Capital, Inc.
    1.63%, 07/01/04++             15,410,000     15,410,000
  Morgan Stanley Mortgage
    Capital
    1.67%, 07/01/04++             37,000,000     37,000,000
                                               ------------
TOTAL MASTER NOTES
  (Cost $52,410,000)                             52,410,000
                                               ------------
VARIABLE RATE OBLIGATIONS -- 19.3%
  Bank of America NA
    1.05%, 07/01/04++             30,000,000     30,000,000
    1.05%, 07/01/04++             11,000,000     11,000,000
  General Electric Capital
    Corporation
    1.30%, 08/03/04++              1,500,000      1,501,194
    1.67%, 09/15/04++             30,868,000     30,881,421
  John Hancock Global Funding
    II
    1.48%, 09/13/04 144A++        10,000,000     10,000,000
    1.57%, 09/13/04 144A++        10,000,000     10,002,686
    1.74%, 09/27/04 144A++         6,000,000      6,002,520
    1.73%, 09/30/04 144A++        17,000,000     17,025,514
  Merrill Lynch and Co., Inc.
    1.46%, 07/13/04++              4,000,000      4,008,177
    1.19%, 08/17/04++              2,900,000      2,899,978
  Metlife Global Funding
    1.36%, 07/28/04 144A++        10,000,000     10,000,000

                       See Notes to Financial Statements.

                                     PAR          VALUE
                                 -----------   ------------
  Metropolitan Life Global
    Funding I
    1.24%, 07/08/04 144A++       $25,000,000   $ 25,030,503
  Racers Trust
    1.28%, 07/22/04 144A++         3,675,000      3,675,000
  Shipley Group LP
    1.25%, 07/01/04++              1,500,000      1,500,000
  Wells Fargo & Co.
    1.62%, 09/24/04++              5,000,000      5,001,464
  Westpac Banking Corporation
    1.10%, 09/13/04++              8,250,000      8,250,000
                                               ------------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $176,778,457)                           176,778,457
                                               ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $915,163,572)                           915,163,572
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- 0.0%                                   (361,031)
                                               ------------
NET ASSETS -- 100.0%                           $914,802,541
                                               ============

                       See Notes to Financial Statements.

LOW-DURATION BOND FUND

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/04
--------------------------------------------------------------------------------

                                                                                                              MERRILL LYNCH 1-3
                                              RETIREMENT CLASS*    INSTITUTIONAL CLASS*    RETAIL CLASS*    YEAR TREASURY INDEX**
                                              -----------------    --------------------    -------------    ---------------------
  One Year                                          0.58%                 0.80%                0.40%                0.50%
  Since Inception (8/27/01 -- 6/30/04)              3.64%                 3.63%                3.36%                3.59%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.absbc.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

[LINE GRAPH]

                                                                                                 MERRILL LYNCH 1-3 YEAR TREASURY
                                                                      RETIREMENT CLASS                       INDEX**
                                                                      ----------------           -------------------------------
Aug 27 2001                                                               10000.00                           10000.00
Aug 2001                                                                  10023.00                           10025.00
Sep 2001                                                                  10150.00                           10190.00
Oct 2001                                                                  10256.00                           10286.00
Nov 2001                                                                  10217.00                           10264.00
Dec 2001                                                                  10196.00                           10268.00
Jan 2002                                                                  10242.00                           10288.00
Feb 2002                                                                  10288.00                           10338.00
Mar 2002                                                                  10208.00                           10268.00
Apr 2002                                                                  10334.00                           10383.00
May 2002                                                                  10381.00                           10425.00
Jun 2002                                                                  10402.00                           10512.00
Jul 2002                                                                  10459.00                           10641.00
Aug 2002                                                                  10550.00                           10677.00
Sep 2002                                                                  10633.00                           10765.00
Oct 2002                                                                  10661.00                           10790.00
Nov 2002                                                                  10663.00                           10757.00
Dec 2002                                                                  10778.00                           10859.00
Jan 2003                                                                  10800.00                           10857.00
Feb 2003                                                                  10866.00                           10902.00
Mar 2003                                                                  10890.00                           10922.00
Apr 2003                                                                  10918.00                           10943.00
May 2003                                                                  10991.00                           10984.00
Jun 2003                                                                  11006.00                           11001.00
Jul 2003                                                                  10888.00                           10941.00
Aug 2003                                                                  10910.00                           10948.00
Sep 2003                                                                  11034.00                           11048.00
Oct 2003                                                                  10984.00                           11007.00
Nov 2003                                                                  10995.00                           11001.00
Dec 2003                                                                  11042.00                           11065.00
Jan 2004                                                                  11076.00                           11087.00
Feb 2004                                                                  11136.00                           11140.00
Mar 2004                                                                  11171.00                           11175.00
Apr 2004                                                                  11080.00                           11067.00
May 2004                                                                  11065.00                           11057.00
Jun 2004                                                                  11069.00                           11056.00

The graph compares the results of a $10,000 investment in the Retirement Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Merrill Lynch 1-3 Year Treasury Index.

*These returns reflect expense waivers by the Fund's investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**The Merrill Lynch 1-3 Year Treasury Index is composed of all U.S. Treasury Notes and Bonds with maturities greater than or equal to one year and less than three years.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

                       Not Part of the Semi-Annual Report

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)

JUNE 30, 2004                      PAR           VALUE
-------------                  -----------   --------------
AGENCY OBLIGATIONS -- 17.5%
  Federal Home Loan Bank
    1.20%, 07/01/04            $ 7,400,000   $    7,400,000
    1.17%, 07/16/04             50,000,000       49,975,728
  Federal Home Loan Mortgage
    Corporation
    1.30%, 07/01/04             15,200,000       15,200,000
    2.25%, 12/04/06              4,550,000        4,449,641
    2.85%, 02/23/07              4,125,000        4,075,034
    3.88%, 11/10/08              5,300,000        5,267,601
    4.75%, 12/08/10              2,165,000        2,150,670
  Federal National Mortgage
    Association
    1.25%, 07/01/04                600,000          600,000
    1.13%, 07/14/04             40,000,000       39,983,677
    1.23%, 09/01/04              8,700,000        8,680,295
    3.13%, 05/04/07              1,375,000        1,362,133
  Small Business
    Administration
    6.95%, 11/10/16              2,087,444        2,238,068
                                             --------------
TOTAL AGENCY OBLIGATIONS
  (Cost $141,163,923)                           141,382,847
                                             --------------
ASSET-BACKED SECURITIES -- 6.0%
  Aames Mortgage Trust
    1.69%, 10/15/29 STEP            35,982           35,998
  Amresco Independence
    Funding, Inc.
    3.50%, 06/15/26 144A         1,343,918        1,337,114
  Bayview Financial
    Acquisition Trust
    7.01%, 05/25/29 144A           509,757          516,798
  Bear Stearns Asset-Backed
    Securities, Inc.
    4.62%, 03/25/44              2,407,678        2,386,986
  Business Loan Express
    3.00%, 01/01/25 144A++         850,622          840,255
  Capital Auto Receivables
    Asset Trust
    3.58%, 10/16/06++++          2,400,000        2,427,874
  Chase Funding Mortgage Loan
    Asset-Backed Certificates
    5.04%, 12/25/23                492,233          492,958
    1.42%, 02/25/21++              844,007          844,206
  Citibank Credit Card Master
    Trust I
    1.25%, 08/15/06 PO (omg)     2,600,000        2,599,374
  Conseco Finance
    Securitizations
    Corporation
    1.61%, 12/15/29++              348,909          348,870
    8.07%, 12/01/30                274,212          274,889
  CS First Boston Mortgage
    Securities Corporation
    1.63%, 05/25/43 STEP
      144A@                        423,771          423,752

                                   PAR           VALUE
                               -----------   --------------
  Daimler Chrysler Auto Trust
    6.16%, 01/08/06            $ 1,263,913   $    1,273,173
    2.25%, 08/08/07              3,000,000        2,981,481
  Daimler Chrysler Master
    Owner Trust
    1.30%, 05/15/07++            3,000,000        3,001,206
  Green Tree Financial
    Corporation
    6.06%, 04/01/18                430,616          433,117
    6.04%, 11/01/29                 44,650           44,541
  Home Equity Mortgage Trust
    1.70%, 07/25/33++              728,630          727,754
  Honda Auto Receivables
    Owner Trust
    2.30%, 10/18/07              3,050,000        3,027,233
    3.30%, 06/15/08              2,980,000        2,976,274
  Long Beach Mortgage Loan
    Trust
    1.62%, 06/25/33++            1,027,971        1,029,296
  Nissan Auto Receivables
    Owner Trust
    5.35%, 10/15/06              1,425,928        1,431,840
    4.80%, 02/15/07              3,121,484        3,153,843
  PBG Equipment Trust
    6.27%, 01/20/12 144A           950,804          980,322
  Quest Trust
    1.29%, 06/25/34 144A@++      1,600,000        1,596,941
  Residential Asset
    Securities Corporation
    1.53%, 09/25/31++              681,176          681,538
  Residential Funding
    Mortgage Securities II
    1.43%, 07/25/18++            1,025,250        1,025,029
  Sears Credit Account Master
    Trust
    7.00%, 07/15/08                115,208          115,467
    5.25%, 10/16/08                454,167          457,001
  Sequoia Mortgage Trust
    2.35%, 10/25/24++            1,305,714        1,306,106
  SLM Student Loan Trust
    1.22%, 01/25/11++              612,463          612,385
    1.55%, 12/17/12++            2,346,475        2,346,472
  Structured Asset Investment
    Loan Trust
    1.40%, 04/25/33++              756,096          755,958
    1.43%, 07/25/33++              717,400          717,369
  SVO Timeshare Mortgage
    Corporation
    5.47%, 10/20/13 144A@        3,015,925        3,094,208
  The Money Store Business
    Loan Backed Certificates
    1.90%, 04/15/28++              588,838          557,323

                       See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) CONTINUED

                                   PAR           VALUE
                               -----------   --------------
  TMS SBA Loan Trust
    1.86%, 04/15/24++          $   533,846   $      505,547
    1.75%, 01/15/25++              618,534          592,735
    2.23%, 01/25/25++              371,121          369,336
                                             --------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $48,266,528)                             48,322,569
                                             --------------
COMMERCIAL PAPER -- 8.1%
  ASB Bank, Ltd.
    1.49%, 09/22/04              3,000,000        2,989,881
  Barclays U.S. Funding
    Corporation
    1.11%, 08/25/04                800,000          798,390
  CDC Commercial Paper, Inc.
    1.12%, 08/19/04              1,500,000        1,499,980
    1.12%, 08/24/04                800,000          798,373
  Danske Corporation
    1.27%, 09/20/04                100,000           99,673
  European Investment Bank
    1.03%, 07/02/04              2,900,000        2,899,917
  General Electric Capital
    Corporation
    1.27%, 09/01/04                900,000          897,878
    1.30%, 09/08/04              8,700,000        8,676,654
  HBOS Treasury Services PLC
    1.35%, 09/07/04                900,000          897,627
    1.34%, 09/09/04              8,700,000        8,676,232
    1.61%, 06/30/06++            1,200,000        1,200,124
  KFW International Finance,
    Inc.
    1.10%, 08/10/04              8,800,000        8,788,611
    1.11%, 08/20/04              1,800,000        1,796,913
  Rabobank USA Finance
    Corporation
    1.24%, 09/13/04                700,000          697,952
  Svenska Handelsbanken NY
    1.08%, 07/28/04              1,400,000        1,398,869
    1.09%, 08/03/04                800,000          799,116
    1.25%, 09/01/04              7,400,000        7,382,170
  Toyota Motor Credit
    Corporation
    1.63%, 11/03/04              6,200,000        6,165,641
  UBS Finance (Delaware) LLC
    1.20%, 07/21/04              8,700,000        8,694,224
                                             --------------
TOTAL COMMERCIAL PAPER
  (Cost $65,161,831)                             65,158,225
                                             --------------
                                 SHARES
                               -----------
COMMON STOCK -- 0.0%
UTILITIES
  MCI, Inc.*+++
  (Cost $1,353,751)                 24,152          340,543
                                             --------------
                                   PAR           VALUE
                               -----------   --------------
CORPORATE BONDS -- 10.0%
  Alcoa, Inc.
    1.64%, 12/06/04++          $   930,000   $      930,826
  American Electric Power
    Co., Inc.
    6.13%, 05/15/06                800,000          840,182
  AOL Time Warner, Inc.
    5.63%, 05/01/05+++           2,210,000        2,264,582
  ASIF Global Financing XXIII
    3.90%, 10/22/08 144A+++        420,000          415,291
  AT&T Wireless Services,
    Inc.
    7.35%, 03/01/06+++             732,000          781,422
  Bank of America Corporation
    3.25%, 08/15/08                360,000          347,913
  Bank One Corporation
    2.63%, 06/30/08+++             360,000          339,336
  Bear Stearns Co., Inc.
    6.50%, 05/01/06+++             550,000          582,438
  BellSouth Corporation
    5.00%, 10/15/06+++             750,000          777,303
  Cadbury Schweppes US
    Finance LLC
    3.88%, 10/01/08 144A           790,000          775,733
  Capital One Bank
    8.25%, 06/15/05                360,000          377,513
  Cendant Corporation
    6.88%, 08/15/06+++             720,000          769,700
  Centerior Energy
    Corporation
    7.67%, 07/01/04              1,500,000        1,500,000
  Citigroup, Inc.
    5.50%, 08/09/06+++             480,000          501,676
    3.50%, 02/01/08              1,600,000        1,579,301
  Clear Channel
    Communications, Inc.
    6.00%, 11/01/06+++             730,000          766,697
  Conagra Foods, Inc.
    7.50%, 09/15/05                370,000          389,344
  Countrywide Home Loans,
    Inc.
    3.50%, 12/19/05+++             620,000          625,116
  DaimlerChrysler NA Holding
    Corporation
    6.90%, 09/01/04              3,200,000        3,222,217
    6.40%, 05/15/06                910,000          958,192
  Devon Energy Corporation
    2.75%, 08/01/06                790,000          778,834
  Dominion Resources, Inc.
    7.63%, 07/15/05                840,000          882,631
  Ford Motor Credit Co.
    7.50%, 03/15/05+++           1,300,000        1,343,532
    6.88%, 02/01/06              2,500,000        2,623,221
    6.50%, 01/25/07              1,490,000        1,566,503
  FPL Group Capital, Inc.
    3.25%, 04/11/06                765,000          767,676

                       See Notes to Financial Statements.

                                   PAR           VALUE
                               -----------   --------------
  General Electric Capital
    Corporation
    6.80%, 11/01/05+++         $   740,000   $      780,015
    9.83%, 12/15/08                350,000          422,898
  General Motors Acceptance
    Corporation
    5.25%, 05/16/05              3,200,000        3,272,345
    6.13%, 02/01/07+++           1,490,000        1,555,728
  Golden West Financial
    Corporation
    4.13%, 08/15/07                310,000          313,966
  Household Finance
    Corporation
    5.75%, 01/30/07+++             730,000          767,319
    4.13%, 12/15/08                700,000          690,696
  IBM Corporation
    1.54%, 09/10/04++            1,200,000        1,200,074
  International Lease Finance
    Corporation
    4.00%, 01/17/06                580,000          590,743
  Kellogg Co.
    6.00%, 04/01/06                725,000          761,217
    2.88%, 06/01/08                970,000          929,362
  Lehman Brothers Holdings,
    Inc.
    6.25%, 05/15/06                940,000          992,259
  Liberty Media Corporation
    3.50%, 09/25/06+++             790,000          788,984
  Masco Corporation
    6.75%, 03/15/06                730,000          774,401
  MBNA America Bank NA
    6.50%, 06/20/06+++             730,000          773,101
  MCI Escrow Bonds
    0.00%, 01/15/11+             3,900,000                0
  MCI, Inc.
    5.91%, 05/01/07                237,000          230,483
    6.69%, 05/01/09+++             237,000          219,818
    7.74%, 05/01/14                203,000          182,193
  Merrill Lynch & Co., Inc.
    6.13%, 05/16/06                920,000          974,101
  Morgan Stanley Warehouse
    Facility
    1.59%, 07/06/05@             9,900,000        9,899,999
  National Rural Utilities
    Cooperative Finance
    Corporation
    6.00%, 05/15/06                700,000          736,962
  New York Life Global
    Funding
    1.35%, 02/26/07 144A++       1,400,000        1,399,754
  Nisource Finance
    Corporation
    7.63%, 11/15/05                750,000          795,858
  Pacific Gas & Electric Co.
    1.81%, 04/03/06++            3,100,000        3,102,099
  PP&L Capital Funding, Inc.
    7.75%, 04/15/05                800,000          829,282

                                   PAR           VALUE
                               -----------   --------------
  Premium Asset Trust
    1.62%, 11/27/04 144A@++    $ 2,000,000   $    2,001,660
  SBC Communications, Inc.
    5.75%, 05/02/06+++             930,000          973,578
  SLM Corporation
    3.50%, 09/30/06+++           1,700,000        1,709,642
    1.29%, 01/25/07++            1,200,000        1,200,984
    3.63%, 03/17/08                120,000          118,444
  Southtrust Bank NA
    1.61%, 03/19/07++            1,200,000        1,200,596
  Sprint Capital Corporation
    7.13%, 01/30/06              3,000,000        3,175,932
    6.00%, 01/15/07                920,000          964,011
  TCI Communications, Inc.
    6.88%, 02/15/06+++             840,000          887,524
  Time Warner, Inc.
    6.13%, 04/15/06                830,000          869,862
  US Central Credit Union
    2.75%, 05/30/08                610,000          582,982
  Verizon Global Funding
    Corporation
    6.75%, 12/01/05+++             810,000          853,993
    6.13%, 06/15/07+++             875,000          933,127
  Verizon Wireless Capital
    LLC
    1.35%, 05/23/05 144A++       1,400,000        1,399,041
  Washington Mutual Bank FA
    1.52%, 07/25/06++ +++        1,500,000        1,508,210
  Washington Mutual, Inc.
    7.50%, 08/15/06+++             780,000          845,784
  Weyerhaeuser Co.
    5.50%, 03/15/05                441,000          450,403
  World Savings Bank FSB
    1.32%, 03/02/06++(omg)       1,400,000        1,400,147
                                             --------------
TOTAL CORPORATE BONDS
  (Cost $82,413,873)                             80,766,756
                                             --------------
FOREIGN BONDS -- 5.6%
CANADA -- 0.6%
  Alcan, Inc.
    1.62%, 12/08/04 144A++       3,100,000        3,100,084
  British Columbia Government
    5.38%, 10/29/08                305,000          321,398
  Ontario Province
    3.50%, 09/17/07+++             775,000          771,516
  Quebec Province
    7.00%, 01/30/07+++             305,000          331,924
                                             --------------
                                                  4,524,922
                                             --------------
FRANCE -- 0.5%
  France Telecom
    8.20%, 03/01/06                720,000          772,241
  French Treasury Note BTAN
    3.50%, 01/12/09 (E)          2,800,000        3,401,571
                                             --------------
                                                  4,173,812
                                             --------------

                       See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) CONTINUED

                                   PAR           VALUE
                               -----------   --------------
GERMANY -- 1.2%
  Bundesobligation
    4.00%, 02/16/07 (E)        $ 3,575,000   $    4,454,416
    3.50%, 10/10/08 (E)          1,250,000        1,522,958
    3.25%, 04/17/09 (E)          2,875,000        3,449,406
                                             --------------
                                                  9,426,780
                                             --------------
ITALY -- 0.3%
  Republic of Italy
    5.00%, 12/15/04 (J)         37,000,000          346,624
    2.75%, 12/15/06              2,375,000        2,341,883
                                             --------------
                                                  2,688,507
                                             --------------
JAPAN -- 0.5%
  ASIF II
    1.20%, 01/26/05 (J)        405,000,000        3,732,615
  Citigroup, Inc.
    1.28%, 12/28/04 (J)         16,000,000          147,426
                                             --------------
                                                  3,880,041
                                             --------------
NETHERLANDS -- 0.2%
  Deutsche Telekom
    International Finance BV
    8.25%, 06/15/05                740,000          778,233
  Telefonica Europa BV
    7.35%, 09/15/05                780,000          822,274
                                             --------------
                                                  1,600,507
                                             --------------
SUPRANATIONAL -- 0.1%
  European Investment Bank
    0.88%, 11/08/04 (J)         60,000,000          551,507
                                             --------------
UNITED KINGDOM -- 2.2%
  Holmes Financing PLC
    1.29%, 01/15/08++            2,600,000        2,602,543
  Permanent Financing PLC
    1.56%, 09/10/07++            2,800,000        2,800,137
  United Kingdom Treasury
    Bond
    5.00%, 09/07/14 (U)          7,000,000       12,602,114
  Vodafone Group PLC
    3.95%, 01/30/08                230,000          229,965
                                             --------------
                                                 18,234,759
                                             --------------
TOTAL FOREIGN BONDS
  (Cost $45,236,849)                             45,080,835
                                             --------------
MORTGAGE-BACKED SECURITIES -- 15.9%
  Asset Securitization
    Corporation
    7.32%, 01/13/30                760,392          776,097
  Bank of America Mortgage
    Securities
    6.50%, 10/01/19              2,056,490        2,096,225
  Bear Stearns Adjustable
    Rate Mortgage Trust
    4.80%, 01/25/34              2,209,260        2,201,776
    6.87%, 12/25/40++               50,684           50,571

                                   PAR           VALUE
                               -----------   --------------
  Countrywide Alternative
    Loan Trust
    6.00%, 10/25/32            $ 1,217,398   $    1,231,035
  Countrywide Home Loans,
    Inc.
    4.88%, 07/25/19 144A@        1,989,187        2,017,720
    6.50%, 08/25/29                893,210          911,909
    3.07%, 06/19/31++              285,602          287,876
  Credit-Based Asset
    Servicing and
    Securitization LLC
    1.62%, 02/25/30++              685,143          685,344
  CS First Boston Mortgage
    Securities Corporation
    1.70%, 02/25/32++              165,289          165,341
  Federal Home Loan Mortgage
    Corporation
    9.50%, 10/01/04                  3,788            3,832
    9.50%, 12/01/04                  4,940            4,997
    9.50%, 01/01/05                  5,707            5,773
    9.50%, 06/01/05                 10,947           11,298
    5.75%, 07/28/05++            1,618,031        1,671,007
    10.00%, 12/01/05                     6                6
    8.00%, 03/01/06                    174              181
    7.00%, 05/01/06                  3,919            4,007
    8.75%, 08/01/06                  3,345            3,375
    8.50%, 12/01/07                 16,633           17,652
    8.50%, 01/01/08                 12,880           13,642
    8.00%, 05/01/08                 20,409           20,870
    8.50%, 06/01/08                 16,200           16,595
    8.75%, 07/01/08                 12,030           12,934
    8.00%, 01/01/09                  7,157            7,521
    7.50%, 03/01/09                 72,383           73,795
    5.50%, 04/01/09              1,302,624        1,343,544
    6.00%, 06/01/09                567,991          594,827
    6.00%, 07/01/10              1,099,993        1,151,965
    16.25%, 07/01/11                 1,409            1,671
    15.25%, 08/01/11                 2,761            3,219
    3.50%, 08/15/15              1,800,000        1,813,616
    5.00%, 11/15/16              7,561,175        7,708,303
    10.75%, 02/01/19               122,101          134,826
    4.29%, 09/01/23++            1,005,680        1,014,294
    3.58%, 07/01/27++              145,731          148,623
    2.11%, 06/01/28++              660,309          656,899
    7.38%, 03/01/31++              136,043          137,202
    1.64%, 02/15/33++            3,157,672        3,163,566
    6.00%, 04/01/33              3,507,181        3,593,101
    3.50%, 12/15/33              1,800,000        1,813,372
  Federal Housing Authority
    7.43%, 09/01/22                 14,321           14,888
  Federal National Mortgage
    Association
    6.00%, 08/01/08                468,692          490,551
    6.50%, 11/01/08                620,565          657,003
    5.50%, 06/01/09                887,001          915,818
    5.50%, 07/01/09                649,183          670,274
    3.49%, 12/01/09              1,644,432        1,685,800
    3.00%, 08/25/09              4,010,000        4,011,116

                       See Notes to Financial Statements.

                                   PAR           VALUE
                               -----------   --------------
    3.50%, 09/25/09            $ 3,500,000   $    3,524,183
    5.50%, 04/01/13                693,052          712,772
    5.75%, 04/25/16              4,300,000        4,445,813
    3.48%, 08/01/22++              723,393          737,499
    3.55%, 02/01/24++            1,550,646        1,607,256
    5.07%, 03/01/24++              149,561          149,408
    3.35%, 12/01/24 CONV++         314,219          318,361
    9.00%, 05/01/25                500,705          564,217
    9.00%, 07/01/25                334,388          376,456
    1.55%, 09/25/30                690,306          689,389
    5.09%, 12/01/30++              109,238          109,024
    6.66%, 02/01/31++              214,087          219,977
    4.74%, 09/01/31++              336,430          346,869
    3.31%, 03/25/32                843,279          812,520
    5.19%, 10/01/32++            1,183,744        1,190,469
    4.32%, 03/11/33++            1,587,294        1,603,796
    4.34%, 04/01/33++            2,902,678        2,909,002
    4.30%, 06/01/33++              789,132          794,265
    5.50%, 06/01/33                 44,662           44,577
    5.50%, 07/01/33                 50,276           50,181
    4.33%, 10/01/33++            3,547,261        3,557,586
    5.50%, 10/01/33                260,494          260,000
    4.32%, 12/01/33++            1,124,154        1,123,473
    5.00%, 05/01/34              4,194,482        4,056,640
    5.00%, 06/01/34              1,797,816        1,738,735
    6.20%, 04/01/40++            1,252,780        1,271,625
  FFCA Secured Lending
    Corporation
    7.27%, 02/18/11 144A         1,218,384        1,258,318
  First Republic Mortgage
    Loan Trust
    3.85%, 06/25/30                817,172          826,762
  Government National
    Mortgage Association
    8.25%, 03/15/06                  4,052            4,224
    8.25%, 05/15/06                  8,095            8,459
    7.00%, 10/15/07                  3,249            3,388
    7.00%, 11/15/07                 74,072           77,247
    7.00%, 12/15/07                 52,076           54,309
    7.00%, 01/15/08                    528              563
    7.00%, 05/15/08                 13,955           14,878
    7.00%, 06/15/08                  8,230            8,773
    7.00%, 07/15/08                141,333          150,678
    7.00%, 08/15/08                 86,948           92,697
    7.00%, 09/15/08                190,958          203,586
    7.00%, 09/18/08                102,813          109,612
    7.00%, 11/15/08                191,685          204,361
    6.00%, 12/15/08                504,102          528,756
    7.00%, 04/15/09                 43,674           46,589
    6.00%, 02/15/11                788,911          828,512
    13.50%, 02/15/11                 4,061            4,661
    7.00%, 05/12/12                120,687          128,691
    7.00%, 05/15/12                297,865          317,620
    4.38%, 06/20/17++               49,596           49,668
    4.38%, 06/20/21++               26,638           26,711
    4.63%, 10/20/27++              238,417          240,372

                                   PAR           VALUE
                               -----------   --------------
    8.50%, 10/15/29            $   150,058   $      164,697
    8.50%, 01/15/30                 98,789          108,370
    1.85%, 02/16/30++              837,229          844,846
    8.50%, 03/15/30                 37,491           41,127
    8.50%, 04/15/30                288,819          316,830
    8.50%, 05/15/30                350,254          384,224
    8.50%, 06/15/30                176,935          194,096
    8.50%, 07/15/30                454,181          498,252
    8.50%, 08/15/30                 87,975           96,508
    8.50%, 09/15/30                 23,424           25,696
    8.50%, 10/15/30                 47,742           52,372
    8.50%, 11/15/30                232,193          254,712
    8.50%, 12/15/30                288,426          316,399
    8.50%, 01/15/31                117,940          129,359
    1.45%, 01/16/31++            1,415,852        1,414,523
    8.50%, 02/15/31                141,657          155,373
    3.75%, 05/20/34++            2,875,002        2,874,045
    4.23%, 06/20/34++(omg)       3,875,000        3,799,922
  GS Mortgage Securities
    Corporation II
    4.34%, 01/10/40 IO
      144A(omg)                 43,459,665        1,611,602
    6.04%, 08/15/18 144A           550,996          583,095
  IFC SBA Loan-Backed ADJ
    Rate Certificate
    2.00%, 01/15/24 144A++         803,337          771,204
  LB-UBS Commercial Mortgage
    Trust
    3.98%, 08/15/33 IO
      144A(omg)                 38,255,000        1,527,499
  Mellon Residential Funding
    Corporation
    6.75%, 01/25/13                 13,093           13,080
  MLCC Mortgage Investors,
    Inc.
    1.62%, 03/15/25 STEP         1,522,816        1,527,082
  Morgan Stanley Capital I
    6.22%, 06/30/30              1,190,600        1,218,373
  Residential Accredit Loans,
    Inc.
    6.00%, 12/25/16                581,959          589,509
    1.70%, 01/25/33++            2,434,882        2,437,653
  Residential Funding
    Mortgage Securities I
    6.50%, 03/25/32                392,285          398,400
    5.50%, 09/25/33              2,937,265        2,996,100
  Sequoia Mortgage Trust
    1.68%, 10/20/27++            1,592,188        1,595,323
    1.73%, 10/20/33++            1,165,598        1,167,625
  Structured Adjustable Rate
    Mortgage Loan Trust
    4.92%, 03/25/34++            3,267,788        3,284,127
  Structured Asset Securities
    Corporation
    7.50%, 06/28/31                302,747          303,600
    1.46%, 08/25/33++              518,394          518,479
    4.99%, 12/25/33++            3,555,650        3,600,693

                       See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) CONTINUED

                                   PAR           VALUE
                               -----------   --------------
  Wachovia Bank Commercial
    Mortgage Trust
    4.45%, 06/15/35 IO
      144A(omg)                $11,077,962   $      887,247
  Washington Mutual
    3.59%, 01/25/41                669,908          673,367
  Washington Mutual Mortgage
    Securities Corporation
    3.69%, 07/25/31++              457,921          465,184
  Washington Mutual MSC
    Mortgage Pass-Through
    Certificates
    3.68%, 03/25/32++              824,165          831,685
  Wells Fargo Mortgage-Backed
    Securities Trust
    3.41%, 06/25/34++            3,700,000        3,683,721
    3.40%, 07/25/34++            3,700,000        3,688,728
                                             --------------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $129,071,321)                           128,464,112
                                             --------------
MUNICIPAL BONDS -- 0.8%
  Honolulu, Hawaii City &
    County, Series B General
    Obligation Bond (MBIA
    Insured) (Non-Callable)
    5.00%, 07/01/12              1,200,000        1,293,240
  Missouri Higher Education
    Loan Authority, Revenue
  Bond (GTD STD LNS Insured)
    (Callable 04/01/05 @
    $100)
    2.04%, 07/25/08++              691,366          691,366
  New York City, New York
    Municipal Water Finance
    Authority Water & Sewer
    System, Series C Revenue
    Bond (Callable @ $100)
    5.00%, 06/15/35              3,200,000        3,097,184
  Texas State Public Finance
    Authority, Series B
    Revenue Bonds
    (Non-Callable)
    2.63%, 06/15/06              1,365,000        1,356,414
                                             --------------
TOTAL MUNICIPAL BONDS
  (Cost $6,687,344)                               6,438,204
                                             --------------
                                 SHARES          VALUE
                               -----------   --------------
SHORT-TERM INVESTMENTS -- 35.7%
  AB Funds Trust -- Money
    Market Fund (Retirement
    Class)(inf)                 29,464,479   $   29,464,479
  Northern Institutional
    Liquid Assets
    Portfolio sec.             258,366,313      258,366,314
                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $287,830,792)                           287,830,793
                                             --------------
                                   PAR
                               -----------
U.S. TREASURY OBLIGATIONS -- 36.2%
  U.S. Treasury Bills
    0.94%, 07/01/04            $ 8,000,000        8,000,000
    0.99%, 07/15/04+++          34,500,000       34,486,786
    1.05%, 07/22/04             15,000,000       14,990,375
    1.14%, 09/02/04++++            505,000          503,931
    1.18%, 09/02/04                 60,000           59,873
    1.19%, 09/02/04                 40,000           39,915
    1.26%, 09/16/04                180,000          179,523
    1.30%, 09/16/04                 50,000           49,867
    1.32%, 09/16/04                130,000          129,655
    1.39%, 09/16/04                110,000          109,708
                                             --------------
                                                 58,549,633
                                             --------------
  U.S. Treasury Bonds
    10.38%, 11/15/09+++          2,700,000        2,787,434
    10.00%, 05/15/10+++          5,315,000        5,675,012
    12.75%, 11/15/10+++         12,315,000       14,018,423
    10.38%, 11/15/12+++         12,925,000       15,786,685
                                             --------------
                                                 38,267,554
                                             --------------
  U.S. Treasury Notes
    1.50%, 02/28/05++++ +++        470,000          469,211
    1.13%, 06/30/05+++           4,000,000        3,964,532
    1.50%, 07/31/05+++          10,360,000       10,294,038
    2.00%, 08/31/05+++          28,550,000       28,496,498
    1.63%, 09/30/05+++          11,170,000       11,090,592
    1.63%, 10/31/05+++              65,000           64,441
    5.75%, 11/15/05+++           2,890,000        3,022,648
    1.88%, 11/30/05+++          10,250,000       10,182,340
    1.88%, 12/31/05+++          17,200,000       17,062,280
    1.88%, 01/31/06+++           5,010,000        4,963,818
    2.25%, 04/30/06+++          24,065,000       23,908,024
    2.50%, 05/31/06+++          48,810,000       48,661,325
    6.50%, 10/15/06                975,000        1,052,810
    2.63%, 11/15/06+++           6,950,000        6,903,852
    3.50%, 11/15/06+++          12,045,000       12,204,512
    2.25%, 02/15/07+++          12,300,000       12,064,098
                                             --------------
                                                194,405,019
                                             --------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $293,309,104)                           291,222,206
                                             --------------
TOTAL INVESTMENTS -- 135.8%
  (Cost $1,100,495,316)                       1,095,007,090
                                             --------------

                       See Notes to Financial Statements.

                                NUMBER OF
                                CONTRACTS        VALUE
                               -----------   --------------
WRITTEN OPTIONS -- 0.0%
CALL SWAPTIONS -- 0.0%
  3-Month LIBOR, Strike Price
    $3.80, Expires 10/07/04         (2,170)  $       (3,885)
  3-Month LIBOR, Strike Price
    $4.00, Expires 10/31/05           (640)         (17,056)
                                             --------------
PUT SWAPTIONS -- 0.0%
  3-Month LIBOR, Strike Price
    $6.00, Expires 10/07/04         (2,170)         (14,994)
  3-Month LIBOR, Strike Price
    $7.00, Expires 10/31/05           (640)         (35,373)
                                             --------------
TOTAL WRITTEN OPTIONS
  (Cost $(595,524))                                 (71,308)
                                             --------------
LIABILITIES IN EXCESS OF OTHER ASSETS --
  (35.8%)                                      (288,715,154)
                                             --------------
NET ASSETS -- 100.0%                         $  806,220,628
                                             ==============

Interest rate swap agreements outstanding at June 30, 2004:

                                                    UNREALIZED
                       EXPIRATION    NOTIONAL     APPRECIATION/
DESCRIPTION               DATE         VALUE      (DEPRECIATION)
-----------            ----------   -----------   --------------
BRITISH POUNDS
Receive fixed rate
payments of 4.25% and
pay variable rate
payments on the six
month LIBOR floating
rate(c)                 03/17/05     23,500,000     $(198,855)
EURODOLLARS
Receive fixed rate
payments of 4.00% and
pay variable rate
payments on the six
month LIBOR floating
rate(b)                 03/15/07     15,600,000       203,511
U.S. DOLLARS
Receive variable rate
payments on the three
month LIBOR floating
rate and pay fixed
rate payments of
5.00%(a)                12/15/14     (1,100,000)       28,601
                                                    ---------
                                                    $  33,257
                                                    =========

                       See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/04
--------------------------------------------------------------------------------

                                                                                                              LEHMAN BROTHERS
                                             RETIREMENT CLASS*    INSTITUTIONAL CLASS*    RETAIL CLASS*    AGGREGATE BOND INDEX**
                                             -----------------    --------------------    -------------    ----------------------
  One Year                                         1.72%                  1.84%               1.41%                0.32%
  Since Inception (8/27/01 -- 6/30/04)             6.23%                  6.11%               5.91%                5.68%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.absbc.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

[LINE GRAPH]

                                                                                                  LEHMAN BROTHERS AGGREGATE BOND
                                                                      RETIREMENT CLASS                       INDEX**
                                                                      ----------------            ------------------------------
08/27/01                                                                  10000.00                           10000.00
08/31/01                                                                  10051.00                           10056.00
09/30/01                                                                  10123.00                           10173.00
10/31/01                                                                  10364.00                           10386.00
11/30/01                                                                  10223.00                           10243.00
12/31/01                                                                  10149.00                           10177.00
01/31/02                                                                  10253.00                           10260.00
02/28/02                                                                  10387.00                           10359.00
03/31/02                                                                  10223.00                           10187.00
04/30/02                                                                  10422.00                           10384.00
05/31/02                                                                  10479.00                           10473.00
06/30/02                                                                  10453.00                           10563.00
07/31/02                                                                  10466.00                           10691.00
08/31/02                                                                  10685.00                           10871.00
09/30/02                                                                  10774.00                           11047.00
10/31/02                                                                  10752.00                           10997.00
11/30/02                                                                  10833.00                           10994.00
12/31/02                                                                  11079.00                           11221.00
01/31/03                                                                  11165.00                           11231.00
02/28/03                                                                  11315.00                           11386.00
03/31/03                                                                  11312.00                           11377.00
04/30/03                                                                  11461.00                           11471.00
05/31/03                                                                  11671.00                           11685.00
06/30/03                                                                  11674.00                           11662.00
07/30/03                                                                  11295.00                           11270.00
08/31/03                                                                  11403.00                           11345.00
09/30/03                                                                  11721.00                           11645.00
10/31/03                                                                  11638.00                           11536.00
11/30/03                                                                  11704.00                           11564.00
12/31/03                                                                  11811.00                           11682.00
01/31/04                                                                  11898.00                           11776.00
02/29/04                                                                  12014.00                           11903.00
03/31/04                                                                  12105.00                           11992.00
04/30/04                                                                  11831.00                           11680.00
05/31/04                                                                  11802.00                           11634.00
06/30/04                                                                  11875.00                           11700.00

The graph compares the results of a $10,000 investment in the Retirement Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Lehman Brothers Aggregate Bond Index.

*These returns reflect expense waivers by the Fund's investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

                       Not Part of the Semi-Annual Report

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)

JUNE 30, 2004                      PAR           VALUE
-------------                  -----------   --------------
AGENCY OBLIGATIONS -- 18.1%
  Federal Home Loan Bank
    1.20%, 07/01/04            $ 3,700,000   $    3,700,000
    1.04%, 07/16/04              3,440,000        3,438,509
    1.17%, 07/16/04             28,800,000       28,786,020
    2.75%, 05/15/06              3,000,000        2,990,958
    2.75%, 11/15/06+++           3,000,000        2,969,624
    2.88%, 02/15/07                700,000          692,283
    6.50%, 08/15/07              2,500,000        2,716,633
    4.50%, 09/16/13                 50,000           47,952
    5.25%, 06/18/14                410,000          411,882
  Federal Home Loan Mortgage
    Corporation
    1.30%, 07/01/04              8,000,000        8,000,000
    1.07%, 07/06/04              1,600,000        1,599,762
    1.04%, 07/26/04              3,520,000        3,517,445
    2.27%, 04/28/06              5,000,000        4,945,975
    2.25%, 12/04/06              2,000,000        1,955,886
    2.85%, 02/23/07              5,700,000        5,630,956
    4.88%, 03/15/07              1,000,000        1,038,577
    3.00%, 07/09/08              2,000,000        1,935,736
    3.38%, 04/15/09+++             130,000          125,317
    4.25%, 05/04/09+++           4,000,000        3,969,624
    6.63%, 09/15/09+++           1,500,000        1,659,392
    7.00%, 03/15/10              1,600,000        1,804,694
  Federal National Mortgage
    Association
    1.13%, 07/14/04             40,000,000       39,983,678
    1.04%, 07/21/04              3,400,000        3,398,147
    1.23%, 09/01/04              7,600,000        7,582,786
    1.03%, 09/08/04++++            835,000          832,896
    3.66%, 02/25/09              4,600,000        4,511,928
    3.85%, 04/14/09              4,000,000        3,944,308
    6.63%, 09/15/09              2,500,000        2,765,555
  Financing Corporation
    Principle STRIPS
    5.74%, 11/30/17(omg)         1,130,000          531,182
    5.86%, 04/05/19(omg)           620,000          265,250
  Resolution Funding
    Corporation STRIPS
    5.51%, 01/15/17(omg)         5,176,000        2,628,181
                                             --------------
TOTAL AGENCY OBLIGATIONS
  (Cost $147,021,907)                           148,381,136
                                             --------------
ASSET-BACKED SECURITIES -- 4.3%
  Amortizing Residential
    Collateral Trust
    1.58%, 04/25/32++              293,174          293,312
  AQ Finance NIM Trust
    1.95%, 12/25/07 144A@++        407,778          410,071
    1.52%, 01/25/09 144A++         281,803          281,537
    8.74%, 03/25/35 144A@++         70,818           71,106
  Argent Securities, Inc.
    1.46%, 10/25/20++              783,596          784,119

                                   PAR           VALUE
                               -----------   --------------
  Bayview Financial
    Acquisition Trust
    1.68%, 11/25/31 144A++     $ 1,779,000   $    1,779,988
  Centex Home Equity
    1.60%, 09/26/33++            1,788,593        1,790,129
  Chase Funding Net Interest
    Margin
    5.00%, 12/17/33 144A@          132,300          131,556
    6.88%, 06/27/36 144A@           75,983           75,960
  Chesapeake Funding LLC
    1.40%, 08/07/08++            3,100,000        3,105,027
  Citibank Credit Card
    Issuance Trust
    2.17%, 02/09/09++              670,000          679,839
  CitiFinancial Mortgage
    Securities, Inc.
    1.59%, 08/25/33 STEP         2,119,371        2,120,347
  Conseco Finance
    Securitizations
    Corporation
    6.77%, 09/01/32              1,989,805        2,043,472
    6.85%, 02/01/33 IO@(omg)    13,554,000          720,508
    5.16%, 05/01/33                206,533          208,859
  Countrywide Home Equity
    Loan Trust
    1.50%, 04/15/28++              357,850          357,535
    1.50%, 06/15/29++            2,335,108        2,332,131
  Daimler Chrysler Master
    Owner Trust
    1.30%, 05/15/07++              910,000          910,366
  EQCC Trust
    1.60%, 10/25/31++              582,910          584,128
  Fleet Home Equity Loan
    Trust
    1.49%, 05/30/31++            1,233,856        1,232,205
  HFC Home Equity Loan
    Asset-Backed Certificates
    1.63%, 10/20/32++            1,032,771        1,033,846
    1.83%, 10/20/32++            1,440,255        1,443,727
  Household Mortgage Loan
    Trust
    1.61%, 06/20/33++            1,317,815        1,320,188
  Long Beach Asset Holdings
    Corporation
    7.26%, 06/15/35 144A@           87,283           87,992
  Madison Avenue Manufactured
    Housing Contract
    1.65%, 09/25/08++            2,177,282        2,174,883
  Merrill Lynch Mortgage
    Investors, Inc.
    1.62%, 08/25/09++              137,996          138,161
  Metropolitan Asset Funding,
    Inc.
    1.76%, 04/25/29 STEP 144A      173,499          173,518

                       See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) CONTINUED

                                   PAR           VALUE
                               -----------   --------------
  New Century Home Equity
    Loan Trust
    7.22%, 11/25/27            $   183,976   $      186,099
  Nextcard Credit Card Master
    Note Trust
    6.83%, 12/15/06++              910,000          137,069
  Novastar NIM Trust
    7.39%, 07/01/07 144A@           94,879           94,862
  Provident Bank Home Equity
    Loan Trust
    1.57%, 08/25/31++              629,219          629,330
  Quest Trust
    1.29%, 06/25/34 144A@++      1,400,000        1,397,323
  Residential Asset Mortgage
    Products, Inc.
    1.34%, 03/25/34 STEP         3,414,224        3,412,500
  Residential Funding
    Mortgage Securities II
    8.09%, 03/25/20                 79,437           79,456
    7.18%, 12/25/22                180,583          180,329
  Sail Net Interest Margin
    Notes
    6.75%, 11/27/33 144A@          134,528          134,073
  Salomon Brothers Mortgage
    Securities VII
    1.54%, 03/30/28++              193,149          193,194
    1.58%, 09/24/32 STEP           193,029          193,115
  Saxon Asset Securities
    Trust
    1.62%, 06/25/33 STEP           185,384          185,750
  Structured Asset Securities
    Corporation
    1.75%, 02/25/33++            1,179,418        1,182,590
  SVO Timeshare Mortgage
    Corporation
    5.47%, 10/20/13 144A           525,357          538,994
                                             --------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $35,913,479)                             34,829,194
                                             --------------
CERTIFICATES OF DEPOSIT -- 0.7%
  Wells Fargo Bank NA
    1.09%, 07/07/04 (Cost
      $5,500,000)                5,500,000        5,500,000
                                             --------------
COMMERCIAL PAPER -- 6.5%
  General Electric Capital
    Corporation
    1.30%, 09/08/04              7,500,000        7,479,875
    1.46%, 09/14/04                800,000          797,622
  HBOS Treasury Services PLC
    1.35%, 09/07/04              7,600,000        7,579,960
  KFW International Finance,
    Inc.
    1.10%, 08/10/04              5,200,000        5,193,271
    1.91%, 08/10/04              7,700,000        7,690,034
    1.11%, 08/23/04              7,600,000        7,584,938

                                   PAR           VALUE
                               -----------   --------------
  Nestle Capital Corporation
    1.11%, 08/25/04            $ 1,200,000   $    1,197,584
    1.13%, 08/30/04                600,000          598,636
    1.24%, 09/14/04                400,000          398,811
  Royal Bank of Scotland PLC
    1.24%, 09/13/04              1,800,000        1,799,651
  Shell Finance UK PLC
    1.35%, 08/27/04              4,600,000        4,590,168
  Spintab AB
    1.26%, 09/08/04              5,300,000        5,285,473
  Swedbank
    1.15%, 09/01/04              2,900,000        2,893,013
  Total Capital SA
    1.07%, 07/23/04                600,000          599,604
                                             --------------
TOTAL COMMERCIAL PAPER
  (Cost $53,693,947)                             53,688,640
                                             --------------
CORPORATE BONDS -- 13.9%
  Ace Capital Trust II
    9.70%, 04/01/30+++              60,000           79,111
  Ace INA Holdings, Inc.
    8.20%, 08/15/04                550,000          553,903
    8.30%, 08/15/06                550,000          603,589
    5.88%, 06/15/14                250,000          253,396
  AES Corporation (The)
    10.00%, 07/15/05 144A           68,660           70,548
    9.50%, 06/01/09+++              42,000           45,098
    9.38%, 09/15/10+++              10,000           10,713
  AGCO Corporation
    9.50%, 05/01/08                 67,000           73,365
  Allied Waste North America
    8.88%, 04/01/08+++             265,000          291,500
  American Standard, Inc.
    7.38%, 02/01/08+++             170,000          184,450
  AmerisourceBergen
    Corporation
    8.13%, 09/01/08                 80,000           86,600
  AMFM, Inc.
    8.00%, 11/01/08              1,600,000        1,818,152
  Anthem Insurance Cos., Inc.
    9.13%, 04/01/10 144A@          100,000          122,797
  ANZ Capital Trust I
    4.48%, 01/29/49 144A           350,000          340,454
    5.36%, 12/29/49 144A+++        800,000          766,690
  Apache Corporation
    6.25%, 04/15/12+++             340,000          370,369
  Assurant, Inc.
    6.75%, 02/15/34 144A           575,000          570,835
  Astoria Financial
    Corporation
    5.75%, 10/15/12                450,000          450,380
  AT&T Wireless Services,
    Inc.
    7.88%, 03/01/11                100,000          113,896
    8.13%, 05/01/12                135,000          156,312
    8.75%, 03/01/31                150,000          183,407
  Bank One Corporation
    4.13%, 09/01/07              1,100,000        1,113,577

                       See Notes to Financial Statements.

                                   PAR           VALUE
                               -----------   --------------
  Bank United Corporation
    8.88%, 05/01/07            $   125,000   $      141,411
  BellSouth Capital Funding
    7.88%, 02/15/30                460,000          534,567
  BellSouth Corporation
    6.88%, 10/15/31                 10,000           10,450
  Boeing Co. (The)
    6.63%, 02/15/38                210,000          215,150
  Calpine Corporation
    7.75%, 04/15/09                 96,000           61,440
    8.50%, 02/15/11+++             519,000          341,243
  Cendant Corporation
    6.25%, 01/15/08+++             150,000          160,088
  CenterPoint Energy
    Resources Corporation
    7.88%, 04/01/13                 50,000           56,035
    5.95%, 01/15/14              1,025,000        1,009,496
  Charter Communications
    Operating LLC
    8.00%, 04/30/12 144A@+++       250,000          243,125
  Chesapeake Energy
    Corporation
    9.00%, 08/15/12                 61,000           68,930
  Cincinnati Bell, Inc.
    7.25%, 07/15/13                100,000           94,000
  Citigroup, Inc.
    5.00%, 03/06/07+++           2,200,000        2,283,447
  Cleveland Electric
    Illuminating Co. (The)
    5.65%, 12/15/13 144A            60,000           58,492
    7.88%, 11/01/17              2,050,000        2,370,654
  CNA Financial Corporation
    6.50%, 04/15/05                100,000          102,676
    6.75%, 11/15/06                180,000          190,653
    6.95%, 01/15/18                 40,000           40,356
    7.25%, 11/15/23                 50,000           50,331
  Comcast Cable
    Communications Holdings,
    Inc.
    8.38%, 03/15/13                300,000          352,745
    9.46%, 11/15/22                525,000          676,477
  Comcast Cable
    Communications, Inc.
    8.38%, 05/01/07                650,000          726,913
    6.75%, 01/30/11+++             740,000          799,585
  ConocoPhillips
    8.75%, 05/25/10                230,000          278,317
    7.00%, 03/30/29                255,000          282,854
  ConocoPhillips Holding Co.
    6.95%, 04/15/29              1,060,000        1,170,611
  Cox Communications, Inc.
    7.13%, 10/01/12+++              75,000           82,326
    4.63%, 06/01/13+++             170,000          157,201
    5.50%, 10/01/15+++              55,000           53,009

                                   PAR           VALUE
                               -----------   --------------
  Credit Suisse First Boston
    USA, Inc.
    4.63%, 01/15/08            $   600,000   $      611,671
  CSC Holdings, Inc.
    7.63%, 04/01/11                530,000          533,975
    6.75%, 04/15/12 144A+++         60,000           57,900
  DaimlerChrysler NA Holding
    Corporation
    7.40%, 01/20/05              1,700,000        1,746,254
    7.30%, 01/15/12+++             550,000          601,178
    6.50%, 11/15/13+++             210,000          215,676
  Delta Air Lines, Inc.
    6.42%, 07/02/12+++             400,000          414,000
    6.72%, 01/02/23                745,532          767,846
  Devon Energy Corporation
    7.95%, 04/15/32                725,000          839,988
  Devon Financing Corporation
    ULC
    6.88%, 09/30/11                 60,000           65,413
  Dex Media West LLC/Dex
    Media Finance Co.
    8.50%, 08/15/10 144A+++        100,000          109,500
  Dominion Resources, Inc.
    4.13%, 02/15/08                 70,000           69,953
    5.13%, 12/15/09                230,000          233,162
    5.70%, 09/17/12                310,000          315,820
  Dryden Investor Trust
    7.16%, 07/23/08@             1,639,251        1,741,081
  Dynegy Holdings, Inc.
    8.75%, 02/15/12+++             910,000          869,050
  Eastman Kodak Co.
    7.25%, 11/15/13+++             120,000          122,225
  Echostar DBS Corporation
    4.36%, 10/01/08 144A++         103,000          107,635
    5.75%, 10/01/08 144A+++        500,000          495,625
    9.13%, 01/15/09                 69,000           75,986
  El Paso Corporation
    8.34%, 02/28/21
      CONV(omg)+++                 990,000          478,913
    8.05%, 10/15/30+++             600,000          492,000
    7.80%, 08/01/31+++           1,150,000          928,624
    7.75%, 01/15/32+++           1,030,000          831,725
  El Paso Natural Gas Co.
    8.38%, 06/15/32                210,000          201,600
  EOP Operating LP
    7.75%, 11/15/07                100,000          111,060
  Firstar Bank NA
    7.13%, 12/01/09                170,000          191,674
  FirstEnergy Corporation
    5.50%, 11/15/06                600,000          621,056
    6.45%, 11/15/11                170,000          176,506
    7.38%, 11/15/31+++           1,700,000        1,777,202
  Ford Motor Co.
    6.63%, 10/01/28                700,000          614,713
    6.38%, 02/01/29                675,000          572,064

                       See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) CONTINUED

                                   PAR           VALUE
                               -----------   --------------
  Ford Motor Credit Co.
    6.70%, 07/16/04            $ 1,000,000   $    1,001,435
    7.38%, 10/28/09+++             100,000          106,840
    7.88%, 06/15/10+++             590,000          642,722
    7.38%, 02/01/11                320,000          337,964
    7.00%, 10/01/13+++           1,850,000        1,870,663
  Fresenius Medical Care
    Capital Trust II
    7.88%, 02/01/08                230,000          243,225
  GATX Financial Corporation
    6.00%, 11/19/08                325,000          330,538
  General Electric Capital
    Corporation
    5.45%, 01/15/13+++           1,710,000        1,736,712
  General Electric Co.
    5.00%, 02/01/13                 90,000           88,728
  General Motors Acceptance
    Corporation
    5.25%, 05/16/05              1,100,000        1,124,869
    2.40%, 10/20/05++            1,700,000        1,714,452
    7.25%, 03/02/11                310,000          325,784
    8.00%, 11/01/31                675,000          693,539
  Georgia-Pacific Corporation
    8.13%, 05/15/11                  4,000            4,440
    9.50%, 12/01/11+++              46,000           54,280
    9.38%, 02/01/13                  4,000            4,600
    8.88%, 05/15/31                 64,000           68,640
  Greenpoint Financial
    Corporation
    3.20%, 06/06/08                350,000          337,087
  HCA, Inc.
    6.75%, 07/15/13+++           1,100,000        1,128,710
  Host Marriott LP
    9.50%, 01/15/07                500,000          548,750
    9.25%, 10/01/07+++              32,000           35,440
  Household Finance
    Corporation
    8.00%, 07/15/10                780,000          906,211
    7.00%, 05/15/12                690,000          763,364
    6.38%, 11/27/12+++             110,000          116,821
  IMC Global, Inc.
    10.88%, 06/01/08               119,000          138,933
    10.88%, 08/01/13                50,000           59,875
  Indiana Michigan Power Co.
    6.88%, 07/01/04              2,000,000        2,000,000
  Insight Midwest LP/Insight
    Capital, Inc.
    10.50%, 11/01/10               179,000          196,005
  International Paper Co.
    5.50%, 01/15/14                135,000          132,402
  iStar Financial, Inc.
    5.70%, 03/01/14 144A@+++       525,000          495,409
  J.P. Morgan Chase & Co.
    6.63%, 03/15/12+++             320,000          346,543
  JPM Capital Trust II
    7.95%, 02/01/27+++             700,000          754,881

                                   PAR           VALUE
                               -----------   --------------
  Kansas City Southern
    Railway
    9.50%, 10/01/08            $   119,000   $      129,859
  Kellogg Co.
    6.60%, 04/01/11                500,000          549,186
  Lamar Media Corporation
    7.25%, 01/01/13                100,000          102,250
  Lear Corporation
    7.96%, 05/15/05                 86,000           89,693
  Lehman Brothers Holdings, Inc.
    8.25%, 06/15/07                100,000          112,523
    4.00%, 01/22/08                 70,000           69,916
  Liberty Media Corporation
    3.02%, 09/17/06++ +++        1,390,000        1,416,105
    3.75%, 02/15/30 CONV            40,000           26,350
  Liberty Mutual Group
    5.75%, 03/15/14 144A+++        250,000          241,703
    7.00%, 03/15/34 144A+++         75,000           73,107
  Lockheed Martin Corporation
    8.50%, 12/01/29                190,000          239,033
  Lyondell Chemical Co.
    9.88%, 05/01/07+++             500,000          525,000
  MacDermid, Inc.
    9.13%, 07/15/11                111,000          124,320
  Manor Care, Inc.
    8.00%, 03/01/08                130,000          144,463
  MeadWestvaco Corporation
    6.85%, 04/01/12+++             295,000          316,928
  Mediacom LLC/Mediacom
    Capital Corporation
    9.50%, 01/15/13+++             500,000          485,000
  Merrill Lynch & Co., Inc.
    3.38%, 09/14/07+++             420,000          416,100
  Millennium America, Inc.
    7.00%, 11/15/06                 50,000           51,625
    9.25%, 06/15/08+++              30,000           32,400
  Nabisco, Inc.
    7.55%, 06/15/15              1,530,000        1,761,382
  Nextel Communications, Inc.
    9.38%, 11/15/09                250,000          268,438
    9.50%, 02/01/11                160,000          180,000
    5.95%, 03/15/14                250,000          231,250
  Niagara Mohawk Power
    Corporation
    7.75%, 10/01/08              1,340,000        1,509,760
  Omnicare, Inc.
    8.13%, 03/15/11                239,000          256,925
  Oncor Electric Delivery Co.
    6.38%, 01/15/15                140,000          147,718
  Pacific Energy Partners LP
    7.13%, 06/15/14 144A            70,000           71,400
  Pacific Gas & Electric Co.
    1.81%, 04/03/06++            1,700,000        1,701,151
    6.05%, 03/01/34                460,000          434,092
  Patrons' Legacy
    5.65%, 01/17/17 144A@          640,000          631,348

                       See Notes to Financial Statements.

                                   PAR           VALUE
                               -----------   --------------
  Peabody Energy Corporation
    6.88%, 03/15/13+++         $   165,000   $      167,888
  Pemex Project Funding
    Master Trust
    9.13%, 10/13/10              1,075,000        1,236,250
  Penney (JC) Co., Inc.
    8.00%, 03/01/10+++             176,000          197,560
  PHH Corporation
    7.13%, 03/01/13                200,000          218,777
  Pioneer Natural Resources
    Co.
    7.50%, 04/15/12                133,000          150,838
  Plains Exploration &
    Production Co.
    7.13%, 06/15/14 144A           100,000          102,250
  Pliant Corporation
    11.13%, 06/15/09 STEP
      144A+++                      250,000          211,875
  Popular North America, Inc.
    6.13%, 10/15/06                200,000          211,039
    4.25%, 04/01/08+++             300,000          300,093
    3.88%, 10/01/08+++             250,000          244,984
  PP&L Capital Funding Trust
    I
    7.29%, 05/18/06              1,400,000        1,470,487
  PP&L Capital Funding, Inc.
    7.75%, 04/15/05                700,000          725,622
  Premium Asset Trust
    1.62%, 11/27/04 144A@++      2,000,000        2,001,659
  Pride International, Inc.
    7.38%, 07/15/14 144A           130,000          131,950
  Prudential Funding LLC
    6.60%, 05/15/08 144A           600,000          654,866
  PVNGS II Funding
    Corporation, Inc.
    8.00%, 12/30/15              1,800,000        2,010,014
  Qwest Capital Funding, Inc.
    7.25%, 02/15/11+++             200,000          172,000
  Qwest Corporation
    5.63%, 11/15/08                600,000          589,500
    9.13%, 03/15/12 144A           250,000          271,250
    7.50%, 06/15/23                500,000          443,750
  Rabobank Capital Funding II
    5.26%, 12/29/49 144A++       1,100,000        1,066,407
  Raytheon Co.
    6.00%, 12/15/10                 20,000           21,145
    5.50%, 11/15/12                 10,000           10,108
    5.38%, 04/01/13                115,000          114,873
  Ryland Group, Inc.
    9.75%, 09/01/10                136,000          151,640
  Safeco Corporation
    4.20%, 02/01/08                450,000          458,871
  Sara Lee Corporation
    6.25%, 09/15/11                240,000          259,793
    3.88%, 06/15/13                150,000          136,220
  Schuler Homes, Inc.
    9.38%, 07/15/09                 38,000           41,895

                                   PAR           VALUE
                               -----------   --------------
  Simon Property Group LP
    7.38%, 01/20/06            $   900,000   $      960,729
  SLM Corporation
    2.82%, 04/01/09++            1,100,000        1,078,946
  Sonat, Inc.
    7.63%, 07/15/11+++             460,000          412,850
  Southern California Edison
    Co.
    6.38%, 01/15/06                500,000          523,036
  Southern Natural Gas Co.
    8.88%, 03/15/10                130,000          142,675
    8.00%, 03/01/32+++             400,000          378,000
  Sovereign Bancorp, Inc.
    10.50%, 11/15/06               150,000          171,943
  Sovereign Bank
    5.13%, 03/15/13                 50,000           47,612
    4.38%, 08/01/13++              425,000          420,121
  Sprint Capital Corporation
    4.78%, 08/17/06 STEP           910,000          928,075
    6.00%, 01/15/07                340,000          356,265
    6.13%, 11/15/08                310,000          326,158
    8.38%, 03/15/12                300,000          345,299
    6.88%, 11/15/28                575,000          554,310
  SPX Corporation
    7.50%, 01/01/13                 75,000           77,250
  Systems 2001 Asset Trust
    LLC
    6.66%, 09/15/13 144A         1,006,410        1,086,012
  Target Corporation
    5.88%, 03/01/12+++             560,000          592,898
  TCI Communications
    Financing III
    9.65%, 03/31/27              2,610,000        3,083,740
  Tenet Healthcare
    Corporation
    7.38%, 02/01/13+++             170,000          154,700
  Tennessee Valley Authority
    6.75%, 11/01/25              1,420,000        1,582,012
    7.13%, 05/01/30+++           3,360,000        3,917,176
  Time Warner Entertainment
    Co. LP
    8.38%, 03/15/23                100,000          116,991
    8.38%, 07/15/33                320,000          375,709
  Time Warner, Inc.
    6.88%, 05/01/12+++             110,000          119,046
    7.70%, 05/01/32              1,310,000        1,435,384
  Triton PCS, Inc.
    8.75%, 11/15/11+++             500,000          415,000
  TXU Energy Co.
    7.00%, 03/15/13+++             150,000          163,611
  Tyson Foods, Inc.
    7.25%, 10/01/06                100,000          107,762
    8.25%, 10/01/11                400,000          460,053
  Unilever Capital
    Corporation
    7.13%, 11/01/10                760,000          860,886
  Union Pacific Corporation
    6.65%, 01/15/11+++             260,000          284,360

                       See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) CONTINUED

                                   PAR           VALUE
                               -----------   --------------
  Unisys Corporation
    6.88%, 03/15/10+++         $   128,000   $      132,480
  United Air Lines, Inc.
    9.21%, 01/21/17@#              200,000           80,605
    9.56%, 10/19/18@#              300,000          153,581
  United Telephone Co. of
    Kansas
    6.89%, 07/01/08@               500,000          527,305
  Ventas Realty LP
    8.75%, 05/01/09                 70,000           75,950
    9.00%, 05/01/12                 20,000           22,000
  Verizon Global Funding
    Corporation
    6.88%, 06/15/12                160,000          174,834
    4.38%, 06/01/13+++             390,000          358,594
  Verizon New York, Inc.
    6.88%, 04/01/12                275,000          295,275
  Verizon Wireless Capital
    LLC
    1.35%, 05/23/05 144A++       1,200,000        1,199,178
  Vintage Petroleum, Inc.
    8.25%, 05/01/12                250,000          266,250
  Washington Mutual, Inc.
    8.25%, 04/01/10                250,000          291,440
  Waste Management, Inc.
    7.75%, 05/15/32                980,000        1,119,210
  Wells Fargo & Co.
    5.00%, 11/15/14                900,000          871,560
  Wells Fargo Bank NA
    6.45%, 02/01/11              1,260,000        1,375,621
  Westlake Chemical
    Corporation
    8.75%, 07/15/11                 35,000           38,150
  Westport Resources
    Corporation
    8.25%, 11/01/11 144A            20,000           22,725
    8.25%, 11/01/11                 40,000           45,450
  Weyerhaeuser Co.
    6.00%, 08/01/06                200,000          210,525
    6.75%, 03/15/12+++             410,000          444,681
    6.88%, 12/15/33                215,000          221,061
  Williams Cos., Inc.
    7.50%, 01/15/31+++             270,000          245,700
    7.75%, 06/15/31                200,000          184,000
    8.75%, 03/15/32+++           1,130,000        1,135,650
  Xerox Corporation
    7.13%, 06/15/10+++             250,000          256,250
  XTO Energy, Inc.
    7.50%, 04/15/12                 83,000           93,794
    6.25%, 04/15/13                215,000          224,033
                                             --------------
TOTAL CORPORATE BONDS
  (Cost $110,162,003)                           113,829,801
                                             --------------
FOREIGN BONDS -- 9.8%
AUSTRALIA -- 0.1%
  QBE Insurance Group, Ltd.
    5.65%, 07/01/23 144A++         700,000          667,053
  TXU Australia Holdings
    Partnership LP
    6.15%, 11/15/13 144A           200,000          208,725
                                             --------------
                                                    875,778
                                             --------------
BAHAMAS -- 0.0%
  Teekay Shipping Corporation
    8.88%, 07/15/11+++             206,000          228,918
                                             --------------
BERMUDA -- 0.7%
  Arch Capital Group, Ltd.
    7.35%, 05/01/34                550,000          555,317
  Intelsat, Ltd.
    6.50%, 11/01/13+++             110,000           97,340

                                   PAR           VALUE
                               -----------   --------------
  Tyco International Group SA
    6.38%, 02/15/06            $   100,000   $      105,031
    5.80%, 08/01/06                800,000          834,724
    6.13%, 11/01/08+++              90,000           95,840
    6.75%, 02/15/11                550,000          598,420
    6.00%, 11/15/13 144A+++      2,920,000        3,007,153
                                             --------------
                                                  5,293,825
                                             --------------
BRAZIL -- 1.0%
  Federal Republic of Brazil
    2.06%, 04/15/06++              704,000          694,639
    14.50%, 10/15/09+++            900,000        1,048,500
    12.00%, 04/15/10               410,000          438,700
    2.13%, 04/15/12++              141,177          118,886
    2.19%, 04/15/12                414,119          350,707
    8.00%, 04/15/14              2,380,726        2,186,622
    10.13%, 05/15/27               800,000          716,000
    11.00%, 08/17/40+++          2,275,000        2,147,031
                                             --------------
                                                  7,701,085
                                             --------------
BULGARIA -- 0.2%
  Republic of Bulgaria
    2.00%, 07/28/11++              629,800          629,976
    8.25%, 01/15/15 144A           260,000          302,250
    8.25%, 01/15/15                480,000          561,722
                                             --------------
                                                  1,493,948
                                             --------------
CANADA -- 0.5%
  Abitibi-Consolidated, Inc.
    8.55%, 08/01/10                 32,000           33,902
    5.02%, 06/15/11 144A++
      +++                           10,000           10,075
  Bombardier Capital Funding
    LP
    6.13%, 05/14/07(E)             250,000          292,788
  Bombardier, Inc.
    6.30%, 11/01/04 144A+++        125,000          106,353
    7.45%, 05/01/34 144A+++        200,000          165,111
  Cascades, Inc.
    7.25%, 02/15/13+++             199,000          199,000

                       See Notes to Financial Statements.

                                   PAR           VALUE
                               -----------   --------------
  Conoco Funding Co.
    7.25%, 10/15/31            $   315,000   $      360,731
  General Motors Nova Scotia
    Finance Co.
    6.85%, 10/15/08              1,670,000        1,752,465
  Hydro Quebec
    6.30%, 05/11/11+++             430,000          468,958
  Rogers Cable, Inc.
    5.50%, 03/15/14 144A+++        550,000          488,709
  Rogers Wireless, Inc.
    6.38%, 03/01/14@               100,000           92,500
  Sun Media Corporation
    7.63%, 02/15/13                 50,000           51,250
  Western Oil Sands, Inc.
    8.38%, 05/01/12                 95,000          103,550
                                             --------------
                                                  4,125,392
                                             --------------
CAYMAN ISLANDS -- 0.1%
  ACE, Ltd.
    6.00%, 04/01/07                350,000          369,943
  Mizuho Financial Group
    (Cayman), Ltd.
    5.00%, 04/15/14 144A           500,000          492,400
                                             --------------
                                                    862,343
                                             --------------
COLOMBIA -- 0.1%
  Republic of Colombia
    10.50%, 07/09/10                60,000           64,500
    11.75%, 02/25/20               605,000          663,988
                                             --------------
                                                    728,488
                                             --------------
DOMINICAN REPUBLIC -- 0.0%
  Dominican Republic
    9.50%, 09/27/06                210,000          150,150
                                             --------------
FRANCE -- 0.1%
  Compagnie Generale de
    Geophysique SA
    10.63%, 11/15/07+++             43,000           46,010
  France Telecom
    9.00%, 03/01/11+++             450,000          522,147
  Legrand SA
    8.50%, 02/15/25                250,000          258,750
  Vivendi Universal SA
    6.25%, 07/15/08                 90,000           95,880
                                             --------------
                                                    922,787
                                             --------------
GERMANY -- 3.8%
  Bundesobligation
    3.25%, 04/17/09(E)             620,000          743,872
  Deutsche Bundesrepublik
    3.75%, 01/04/09(E)          10,010,000       12,307,516
    5.25%, 07/04/10(E)           3,500,000        4,574,234
    4.50%, 01/04/13(E)           5,300,000        6,590,982
    5.50%, 01/04/31(E)           4,890,000        6,470,771
                                             --------------
                                                 30,687,375
                                             --------------
IRELAND -- 0.0%
  Eircom Funding
    8.25%, 08/15/13                130,000          135,850
                                             --------------

                                   PAR           VALUE
                               -----------   --------------
ITALY -- 0.1%
  Republic of Italy
    5.00%, 12/15/04(J)         $14,000,000   $      131,155
  Telecom Italia Capital SA
    5.25%, 11/15/13 144A+++        325,000          315,122
                                             --------------
                                                    446,277
                                             --------------
JAPAN -- 0.3%
  ASIF II
    1.20%, 01/26/05(J)         229,000,000        2,110,540
  Citigroup, Inc.
    1.28%, 12/28/04(J)           9,000,000           82,927
                                             --------------
                                                  2,193,467
                                             --------------
LUXEMBOURG -- 0.0%
  Gaz Capital SA
    8.63%, 04/28/34 144A+++        150,000          146,063
                                             --------------
MALAYSIA -- 0.1%
  Petronas Capital, Ltd.
    7.88%, 05/22/22 144A+++        430,000          477,168
                                             --------------
MEXICO -- 1.2%
  America Movil SA de CV
    4.13%, 03/01/09 144A+++        950,000          894,643
    5.50%, 03/01/14 144A+++        350,000          323,291
  Mexican Fixed Rate Bonds
    8.00%, 12/19/13(M)          17,200,000        1,260,556
  Telefonos de Mexico SA de
    CV
    8.25%, 01/26/06                650,000          698,147
  United Mexican States
    7.50%, 01/14/12                750,000          810,000
    8.30%, 08/15/31                400,000          420,000
    7.50%, 04/08/33              5,892,000        5,718,185
                                             --------------
                                                 10,124,822
                                             --------------
NETHERLANDS -- 0.2%
  Deutsche Telekom
    International Finance BV
    5.25%, 07/22/13+++             595,000          580,278
    8.75%, 06/15/30                700,000          854,447
  TPSA Finance BV
    7.75%, 12/10/08 144A           375,000          415,253
                                             --------------
                                                  1,849,978
                                             --------------
PANAMA -- 0.2%
  Republic of Panama
    8.25%, 04/22/08+++             520,000          564,200
    9.63%, 08/08/11+++             110,000          122,375
    10.75%, 05/15/20               397,000          446,625
    9.38%, 01/16/23                550,000          563,750
                                             --------------
                                                  1,696,950
                                             --------------

                       See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) CONTINUED

                                   PAR           VALUE
                               -----------   --------------
PERU -- 0.1%
  Republic of Peru
    9.13%, 02/21/12            $   150,000   $      154,500
    8.38%, 05/03/16                280,000          261,800
    5.00%, 03/07/17++              118,300          103,239
    5.00%, 03/07/17 144A++         546,000          466,830
    8.75%, 11/21/33                 60,000           52,980
                                             --------------
                                                  1,039,349
                                             --------------
PHILIPPINES -- 0.0%
  Republic of Philippines
    9.88%, 01/15/19                 65,000           65,000
                                             --------------
RUSSIA -- 0.6%
  Ministry Finance of Russia
    3.00%, 05/14/08              1,440,000        1,263,984
  Russian Federation
    8.25%, 03/31/10                 70,000           76,209
    5.00%, 03/31/30 STEP         4,250,000        3,890,875
                                             --------------
                                                  5,231,068
                                             --------------
SOUTH KOREA -- 0.0%
  Export-Import Bank of Korea
    5.25%, 02/10/14 144A           235,000          225,795
  Korea Assset Funding, Ltd.
    3.22%, 02/10/09 144A@++         96,549           96,549
                                             --------------
                                                    322,344
                                             --------------
SUPRANATIONAL -- 0.2%
  European Investment Bank
    0.88%, 11/08/04(J)          21,000,000          193,027
  International Bank for
    Reconstruction &
    Development
    4.75%, 12/20/04(J)         135,000,000        1,264,322
                                             --------------
                                                  1,457,349
                                             --------------

                                   PAR           VALUE
                               -----------   --------------
UNITED KINGDOM -- 0.2%
  BP Capital Markets PLC
    2.75%, 12/29/06+++         $   740,000   $      731,010
  British Telecommunications
    PLC
    8.88%, 12/15/30                150,000          185,588
  HSBC Capital Funding LP
    4.61%, 12/29/49 144A@++
      +++                        1,090,000          990,853
                                             --------------
                                                  1,907,451
                                             --------------
VENEZUELA -- 0.0%
  Petrozuata Finance, Inc.
    8.22%, 04/01/17 144A+++        140,000          131,600
                                             --------------
TOTAL FOREIGN BONDS
  (Cost $78,489,051)                             80,294,825
                                             --------------
MORTGAGE-BACKED SECURITIES -- 33.0%
  ABN Amro Mortgage
    Corporation
    8.33%, 06/25/33 IO@(omg)     1,110,963          163,079
  ARC Net Interest Margin
    Trust
    7.75%, 01/27/32 144A@            5,027            5,027
    7.75%, 07/27/32 144A@           22,462           22,594
  Bear Stearns Adjustable
    Rate Mortgage Trust
    5.64%, 02/25/33++              759,221          761,760
    3.52%, 06/25/34              2,900,000        2,763,155
  Bear Stearns Alt-A Trust
    1.62%, 02/25/34 STEP           930,594          932,339
  Bear Stearns Commercial
    Mortgage Services
    Corporation
    11.03%, 03/13/40 IO
      144A@++(omg)               7,600,000          448,411
  Chevy Chase Funding LLC
    1.47%, 07/25/34++            2,739,559        2,742,884
  Commerical Mortgage Asset
    Trust
    7.55%, 01/17/10++              440,000          497,051
  Credit-Based Asset
    Servicing and
    Securitization
    1.59%, 08/25/33++              751,280          752,200
  CS First Boston Mortgage
    Securities Corporation
    13.18%, 04/25/33 IO@(omg)      314,847           21,361
    3.51%, 05/25/33 IO@(omg)       276,824           28,211
    14.81%, 06/25/33 IO@(omg)      269,978           19,011
    10.43%, 07/25/33 IO@(omg)    1,105,403          198,887
    16.83%, 07/25/33
      IO@++(omg)                 1,510,935           17,048
    17.03%, 08/25/33
      IO@++(omg)                 1,669,584           13,755
    1.63%, 03/25/34++              890,863          892,271
  Federal Home Loan Mortgage
    Corporation
    8.00%, 10/01/07                  1,373            1,384
    5.50%, 08/15/14              1,900,418        1,947,764
    7.00%, 11/01/14                329,103          349,190
    7.00%, 04/01/15                196,320          208,303
    8.00%, 06/01/15                 12,720           12,816
    7.00%, 12/01/15                161,492          171,362
    6.00%, 04/15/16                753,711          770,328
    8.50%, 06/01/16                 33,204           36,630
    8.50%, 06/01/18                 25,796           28,457
    5.50%, 07/01/19 TBA            600,000          612,937
    0.09%, 04/15/22 PO
      STRIP@(omg)                   94,124           93,888
    8.00%, 08/01/24                 21,663           23,703
    7.50%, 11/01/29                 67,113           72,328
    7.50%, 12/01/29                103,992          112,072
    7.50%, 02/01/31                144,390          155,541
    11.57%, 08/15/31 IO@(omg)    1,099,912          154,493

                       See Notes to Financial Statements.

                                   PAR           VALUE
                               -----------   --------------
    7.50%, 11/01/31            $    89,113   $       95,978
    5.00%, 07/01/34 TBA          3,500,000        3,377,500
    6.50%, 07/01/34 TBA         29,000,000       30,214,375
    7.00%, 07/01/34 TBA          1,000,000        1,054,375
  Federal Housing
    Administration
    7.43%, 10/01/18                432,260          434,421
  Federal National Mortgage
    Association
    6.50%, 04/26/06                500,000          523,512
    6.50%, 09/01/08                308,106          326,196
    31.03%, 10/25/08
      IO@++(omg)                   906,708          142,446
    6.50%, 12/01/08                 30,999           32,213
    6.50%, 05/01/09                 80,050           84,816
    6.50%, 08/01/09                423,305          448,160
    6.50%, 03/25/11              3,018,873        3,050,858
    8.00%, 06/01/15                145,587          155,555
    8.00%, 06/15/15                110,721          118,302
    8.00%, 07/01/15                341,347          364,719
    8.00%, 09/01/15                203,562          217,500
    6.00%, 10/25/15              1,152,263        1,172,794
    6.00%, 05/01/16                493,256          514,695
    6.00%, 07/01/16                121,616          126,901
    6.00%, 02/01/17                878,418          916,317
    5.00%, 12/01/17                271,575          272,498
    5.50%, 02/01/18                455,570          467,029
    4.50%, 07/01/19 TBA          4,500,000        4,395,938
    5.00%, 08/01/19 TBA         19,000,000       18,952,500
    (0.51%), 08/25/21
      IO@(omg)                         680           15,597
    (2.44%), 10/25/21
      IO@(omg)                       1,240           25,168
    17.97%, 01/25/22@++            613,908          740,142
    4.36%, 03/25/22++              852,832          863,292
    9.50%, 05/01/22                 16,882           19,033
    3.06%, 07/01/22                 89,008           90,625
    7.00%, 09/25/22                404,075          404,525
    7.00%, 12/25/22                638,894          640,343
    6.00%, 01/01/23                371,329          383,329
    9.50%, 07/01/24                 35,240           39,663
    3.07%, 07/01/27++               87,682           89,351
    3.07%, 11/01/27 CONV++         188,934          192,529
    6.50%, 06/01/28                  6,323            6,594
    6.50%, 12/25/28                355,730          361,435
    8.00%, 10/01/30                259,224          281,855
    1.71%, 10/18/30++              202,002          202,960
    3.07%, 01/01/31++               68,848           70,143
    6.17%, 05/01/31++              159,162          160,756
    6.50%, 12/01/31                482,143          502,807
    10.99%, 12/25/31 IO@(omg)      989,507          129,388
    6.00%, 01/01/32                277,335          283,722
    6.00%, 03/01/32                826,840          846,299
    8.00%, 03/01/32                 29,675           32,095
    6.00%, 04/01/32              1,676,901        1,714,962
    6.50%, 05/01/32                 70,177           73,123
    3.07%, 06/01/32++               90,634           92,275
    3.06%, 08/01/32++              100,552          102,372

                                   PAR           VALUE
                               -----------   --------------
    5.36%, 08/01/32++          $ 1,165,552   $    1,202,992
    3.06%, 05/01/33++              186,181          189,570
    4.50%, 08/01/33              3,613,673        3,384,525
    6.00%, 07/01/34 TBA          5,200,000        5,307,250
    6.50%, 07/01/34             19,000,000       19,777,823
    4.63%, 08/01/35++              639,561          660,359
    3.07%, 11/01/35++               89,713           91,724
    4.14%, 05/01/36++            1,089,253        1,124,855
    4.58%, 07/01/36++            1,615,854        1,668,576
    3.07%, 12/01/37++              354,075          362,092
    3.07%, 01/01/38++              185,859          190,086
    3.07%, 11/01/40++              199,619          204,196
  FFCA Secured Lending
    Corporation
    29.54%, 07/18/20 IO
      144A@++(omg)               3,781,393          179,616
  Financial Asset
    Securitization, Inc.
    7.25%, 07/25/27                107,110          106,990
  First Nationwide Trust
    8.50%, 09/25/31                125,424          126,765
  First Union Commercial
    Mortgage Securities, Inc.
    7.38%, 04/18/07              6,184,754        6,632,390
  First Union National Bank
    Commercial Mortgage Trust
    7.20%, 09/15/10              1,500,000        1,681,233
  GMAC Commercial Mortgage
    Securities, Inc.
    6.87%, 08/15/07                534,303          572,400
  Government National
    Mortgage Association
    7.00%, 10/15/25                 98,538          105,169
    7.00%, 01/15/26                 87,153           92,937
    7.00%, 07/15/27                567,077          604,158
    6.00%, 09/20/27                528,078          529,061
    7.00%, 12/15/27                  6,714            7,153
    7.00%, 01/15/28                 73,007           77,700
    7.00%, 03/15/28                778,449          829,413
    (8.94%), 06/20/28
      IO@(omg)                     283,728            4,927
    7.00%, 07/15/28                106,276          113,107
    7.50%, 07/15/28                 94,196          101,674
    6.50%, 08/15/28                107,708          112,835
    7.00%, 08/15/28                120,827          128,593
    7.50%, 08/15/28                101,683          109,754
    6.50%, 09/15/28                362,888          380,162
    6.00%, 09/20/28                409,905          412,451
    7.00%, 10/15/28                177,329          188,726
    7.50%, 12/15/28                 32,727           35,325
    6.00%, 02/20/29                259,892          262,305
    7.50%, 03/15/29                186,173          201,017
    7.50%, 11/15/29                177,712          191,825
    4.00%, 11/20/29++              481,070          483,690
    7.50%, 02/15/30                 29,956           32,323
    8.50%, 08/15/30                 21,278           23,342

                       See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) CONTINUED

                                   PAR           VALUE
                               -----------   --------------
    6.50%, 08/20/30            $   298,485   $      301,634
    8.50%, 11/20/30                157,246          171,867
    7.50%, 02/15/31                 67,132           72,353
    6.50%, 08/15/31                754,752          789,565
    7.50%, 08/15/31                483,170          520,748
    6.50%, 10/15/31              1,174,376        1,228,606
    6.00%, 11/15/31              1,755,739        1,801,864
    6.50%, 11/15/31                828,771          866,998
    6.00%, 12/15/31                828,118          849,874
    6.00%, 01/15/32              1,377,471        1,414,415
    6.00%, 02/15/32              1,652,945        1,696,369
    6.50%, 02/15/32              1,565,987        1,638,202
    7.50%, 02/15/32                 47,898           51,626
    31.72%, 02/16/32@++            573,674          751,948
    6.00%, 04/15/32              1,546,941        1,588,429
    6.50%, 04/15/32              1,442,627        1,509,168
    7.50%, 04/15/32                406,351          437,976
    6.50%, 06/15/32              4,600,966        4,813,125
    6.50%, 07/15/32                741,342          775,537
    6.50%, 08/15/32              3,084,195        3,226,455
    6.50%, 09/15/32              2,270,493        2,375,219
    6.00%, 10/15/32              1,566,964        1,608,130
    6.00%, 11/15/32              2,102,192        2,157,655
    6.00%, 12/15/32                846,150          868,379
    6.50%, 12/15/32                 94,357           98,709
    6.00%, 01/15/33                848,007          870,285
    6.00%, 02/15/33                653,232          670,393
    6.50%, 03/15/33                828,924          867,158
    6.50%, 04/15/33              5,500,421        5,754,128
    6.00%, 05/15/33              7,706,250        7,908,701
    6.50%, 05/15/33                775,644          811,421
    6.00%, 06/15/33                842,876          865,019
    5.00%, 07/22/33             20,000,000       19,375,000
    5.00%, 08/15/33              1,888,602        1,833,479
    5.00%, 09/15/33              2,308,713        2,241,328
    5.00%, 10/15/33                697,061          676,716
    6.00%, 10/15/33              2,615,252        2,683,957
    6.50%, 10/15/33                888,209          929,178
    6.00%, 12/15/33              2,876,717        2,952,291
    5.00%, 07/01/34 TBA          1,100,000        1,065,625
    5.50%, 07/01/34 TBA         15,000,000       14,971,875
    6.00%, 07/01/34 TBA         15,000,000       15,356,251
  Impac CMB Trust
    1.58%, 08/25/32++            1,214,073        1,215,176
    1.76%, 03/25/33++              751,528          754,509
  Indymac ARM Trust
    6.36%, 09/28/31++              188,859          190,735
  JP Morgan Chase Commercial
    Mortgage Securities
    Corporation
    11.73%, 01/15/38 IO
      144A@++(omg)               8,300,000          409,244
  LB-UBS Commercial Mortgage
    Trust
    6.26%, 06/15/36 IO
      144A@++(omg)               5,355,144          279,176
    3.33%, 04/15/37 IO
      144A@++(omg)               6,500,000          259,541
  Lomas & Nettleton Financial
    Corporation
    9.50%, 10/01/14                  7,967            8,000
  Merrill Lynch Mortgage
    Investors, Inc.
    5.32%, 05/25/32++              202,415          206,244
  MLCC Mortgage Investors,
    Inc.
    1.59%, 03/25/28++              407,496          410,138
    1.69%, 03/25/28++            1,140,988        1,144,558
    1.63%, 01/01/49++              855,164          858,290
  Nomura Asset Securities
    Corporation
    7.07%, 04/13/36                470,051          485,390
    7.12%, 04/13/36              2,000,000        2,116,332
  Prudential Commercial
    Mortgage Trust
    4.08%, 02/11/36 IO
      144A@++(omg)               8,500,000          594,589
  Residential Asset Mortgage
    Products, Inc.
    1.33%, 07/25/41              2,113,645        2,115,449
  Residential Asset
    Securitization Trust
    1.75%, 04/25/33++              676,551          677,080
  Sequoia Mortgage Trust
    1.66%, 02/20/33++            1,229,981        1,233,363
  Structured Asset Securities
    Corporation
    7.50%, 07/25/16                302,746          303,600
  Trizec Hahn Office
    Properties Trust
    1.52%, 04/15/11 144A++       2,866,022        2,838,072
  Washington Mutual
    17.63%, 01/25/08
      IO@++(omg)                 1,663,666           23,912
    17.91%, 05/25/08 IO@(omg)    3,221,888           14,590
    17.71%, 06/25/08
      IO@++(omg)                 5,033,491           52,826
    4.68%, 02/25/33++              370,087          376,152
    3.59%, 01/25/41++              468,936          471,357
    2.63%, 06/25/42++              830,129          839,138
    2.63%, 08/25/42++            1,152,314        1,163,493
    17.66%, 01/01/49
      IO@++(omg)                 3,858,224           26,226
                                             --------------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $268,102,303)                           269,860,146
                                             --------------
MUNICIPAL BONDS -- 1.5%
  Florida State Board of
    Education, Series A
    General Obligation Bond
    (Callable 06/01/12 @
    $101)
    5.00%, 06/01/32              1,200,000        1,178,676

                       See Notes to Financial Statements.

                                   PAR           VALUE
                               -----------   --------------
  Las Vegas Valley, Nevada
    Water District, Series A
    General Obligation Bond
    (FGIC Insured) (Callable
    12/01/12 @ $100)
    5.00%, 06/01/32            $ 1,000,000   $      982,230
  Massachusetts State Special
    Obligation, Series A
    Revenue Bond (FGIC
    Insured) (Callable
    06/01/12 @ $100)
    5.00%, 06/01/21              2,945,000        3,018,272
  Massachusetts State Water
    Resources Authority,
    Series J Revenue Bond
    (FSA Insured) (Callable
    08/01/12 @ $100)
    5.00%, 08/01/32              1,250,000        1,224,100
  Minnesota State General
    Obligation Bond (Callable
    10/01/11 @ $100)
    5.00%, 10/01/20                200,000          206,104
  New York State Urban
    Development Corporation,
    Series A Revenue Bond
    (Callable 03/15/12 @
    $100)
    5.13%, 03/15/22              1,500,000        1,526,115
  South Carolina
    Transportation
    Infrastructure Bank,
    Series A Revenue Bond
    (AMBAC Insured) (Callable
    10/01/11 @ $100)
    5.00%, 10/01/23              2,700,000        2,730,834
  Virginia State Housing
    Development Authority,
    Commonwealth Mortgage,
    Series H Revenue Bond
    (MBIA Insured) (Callable
    07/01/11 @ $100)
    5.38%, 07/01/36              1,000,000        1,007,800
                                             --------------
TOTAL MUNICIPAL BONDS
  (Cost $11,675,257)                             11,874,131
                                             --------------

                                NUMBER OF
                                CONTRACTS        VALUE
                               -----------   --------------
OPTIONS -- 0.1%
CALL OPTIONS -- 0.1%
  90-Day LIBOR Futures,
    Strike Price $93.25,
    Expires 09/21/05(U)                133   $      427,519
  90-Day LIBOR Futures,
    Strike Price $94.25,
    Expires 12/15/04(U)                 70           89,020
                                             --------------
                                                    516,539
                                             --------------
CALL SWAPTIONS -- 0.0%
  3-Month LIBOR, Strike Price
    $5.75, Expires 04/27/09            280          111,471
                                             --------------
PUT SWAPTIONS -- 0.0%
  3-Month LIBOR, Strike Price
    $6.25, Expires 04/27/09            280          182,610
                                             --------------
TOTAL OPTIONS
  (Cost $841,816)                                   810,620
                                             --------------

                                 SHARES
                               -----------
RIGHTS -- 0.0%
  United Mexican States
    Recovery Rights Series C*    1,100,000           24,750
  United Mexican States
    Recovery Rights Series D*    1,100,000           24,750
  United Mexican States
    Recovery Rights Series E*    1,100,000           19,800
                                             --------------
TOTAL RIGHTS
  (Cost $0)                                          69,300
                                             --------------

                                 SHARES          VALUE
                               -----------   --------------
SHORT-TERM INVESTMENTS -- 31.2%
  AB Funds Trust -- Money
    Market Fund (Retirement
    Class)(inf)                 89,801,493   $   89,801,493
  Northern Institutional
    Liquid Assets
    Portfoliosec.              165,211,217      165,211,217
                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $255,012,710)                           255,012,710
                                             --------------

                                   PAR
                               -----------
U.S. TREASURY OBLIGATIONS -- 17.3%
  U.S. Treasury Bills
    0.99%, 07/15/04+++         $41,800,000       41,783,987
    1.14%, 09/02/04++++            175,000          174,630
    1.19%, 09/02/04++++             40,000           39,915
    1.19%, 09/16/04++++             30,000           29,920
    1.26%, 09/16/04++++            200,000          199,470
    1.32%, 09/16/04++++             60,000           59,841
    1.39%, 09/16/04++++            390,000          388,966
                                             --------------
                                                 42,676,729
                                             --------------

                       See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) CONTINUED

                                   PAR           VALUE
                               -----------   --------------
  U.S. Treasury Bonds
    7.88%, 02/15/21+++         $ 7,900,000   $   10,200,260
    8.13%, 05/15/21+++           8,300,000       10,969,621
    5.50%, 08/15/28+++             250,000          253,350
    5.38%, 02/15/31+++           7,680,000        7,748,106
                                             --------------
                                                 29,171,337
                                             --------------
  U.S. Treasury Inflationary
    Index Bonds
    3.38%, 01/15/07++++            850,000        1,080,562
    3.88%, 01/15/09+++             330,000          421,811
    4.25%, 01/15/10              1,120,000        1,432,630
    1.88%, 07/15/13+++           1,150,000        1,163,095
    3.88%, 04/15/29+++          11,038,000       16,098,628
                                             --------------
                                                 20,196,726
                                             --------------
  U.S. Treasury Notes
    1.63%, 04/30/05+++           2,300,000        2,294,252
    3.25%, 08/15/08+++             690,000          681,672
    2.63%, 03/15/09+++           1,370,000        1,303,962
    3.88%, 05/15/09+++           5,400,000        5,419,828
    4.00%, 06/15/09+++           6,740,000        6,799,770
    5.00%, 02/15/11+++             900,000          942,329
    5.00%, 08/15/11+++              30,000           31,328
    4.25%, 08/15/13+++           1,700,000        1,660,025
    4.25%, 11/15/13+++           2,780,000        2,706,700
                                             --------------
                                                 21,839,866
                                             --------------
  U.S. Treasury STRIPS
    4.63%, 05/15/12(omg)+++      5,000,000        3,489,920
    4.57%, 02/15/15(omg)+++      2,600,000        1,842,448
    5.23%, 05/15/16(omg)         3,500,000        1,898,344
    5.14%, 11/15/16(omg)+++        900,000          471,731
    5.32%, 05/15/17(omg)         5,850,000        2,976,024
    5.35%, 05/15/17(omg)+++      2,000,000        1,014,896
    5.57%, 05/15/20(omg)+++     11,500,000        4,815,763
    5.64%, 11/15/21(omg)+++     13,480,000        5,146,691
    5.67%, 11/15/22(omg)         2,800,000        1,002,411
    5.69%, 02/15/23(omg)            90,000           31,773
    5.70%, 02/15/25(omg)+++      6,350,000        1,996,574
    5.71%, 08/15/25(omg)         1,900,000          579,682
    5.63%, 05/15/26(omg)+++      1,500,000          435,965
    6.76%, 11/15/26(omg)+++      3,600,000        1,014,962
    5.72%, 11/15/26(omg)+++      1,700,000          482,424
    5.71%, 08/15/27(omg)           150,000           40,899
                                             --------------
                                                 27,240,507
                                             --------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $143,109,614)                           141,125,165
                                             --------------
TOTAL INVESTMENTS -- 136.4%
  (Cost $1,109,522,087)                       1,115,275,668
                                             --------------
SECURITIES SOLD SHORT -- (0.4)%
  Federal Home Loan Mortgage
    Corporation
    5.00%, 07/01/34 TBA
      (Cost $3,335,391)         (3,500,000)      (3,377,500)
                                             --------------

                                NUMBER OF
                                CONTRACTS        VALUE
                               -----------   --------------
WRITTEN OPTIONS -- (0.2)%
CALL OPTIONS -- 0.0%
    10-Year U.S. Treasury
      Note Futures, Strike
      Price $115.00, Expires
      08/27/04                        (229)          (7,156)
    U.S. Treasury Bond,
      Strike Price $110.00,
      Expires 08/27/04                 (47)         (18,359)
                                             --------------
                                                    (25,515)
                                             --------------
CALL SWAPTIONS -- (0.1)%
    3-Month LIBOR, Strike
      Price $4.00, Expires
      07/03/06                      (1,380)         (41,607)
    3-Month LIBOR, Strike
      Price $4.00, Expires
      09/23/05                      (1,700)         (42,945)
    3-Month LIBOR, Strike
      Price $4.00, Expires
      10/07/04                        (260)            (133)
    3-Month LIBOR, Strike
      Price $5.50, Expires
      01/07/05                        (900)        (319,860)
    3-Month LIBOR, Strike
      Price $5.97, Expires
      10/04/04                        (890)        (578,464)
    3-Month LIBOR, Strike
      Price $6.00, Expires
      10/19/04                        (260)        (169,939)
                                             --------------
                                                 (1,152,948)
                                             --------------
PUT OPTIONS -- (0.0)%
    10-Year U.S. Treasury
      Note Futures, Strike
      Price $103.00, Expires
      11/26/04                         (29)          (1,314)
                                             --------------
PUT SWAPTIONS -- (0.1)%
    3-Month LIBOR, Strike
      Price $5.97, Expires
      10/04/04                        (890)          (6,043)
    3-Month LIBOR, Strike
      Price $6.00, Expires
      07/03/06                      (1,380)        (341,288)
    3-Month LIBOR, Strike
      Price $6.00, Expires
      10/07/04                        (260)          (5,460)
    3-Month LIBOR, Strike
      Price $6.00, Expires
      10/19/04                        (260)          (2,473)

                       See Notes to Financial Statements.

                                NUMBER OF
                                CONTRACTS        VALUE
                               -----------   --------------
    3-Month LIBOR, Strike
      Price $7.00, Expires
      01/07/05                        (900)  $       (3,538)
    3-Month LIBOR, Strike
      Price $7.00, Expires
      09/23/05                        (330)         (15,460)
                                             --------------
                                                   (374,262)
                                             --------------
TOTAL WRITTEN OPTIONS
  (Cost $(2,880,308))                            (1,554,039)
                                             --------------
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (35.8%)                      (292,952,313)
                                             --------------
NET ASSETS -- 100.0%                         $  817,391,816
                                             ==============


                       See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) CONTINUED

Swap agreements outstanding at June 30, 2004:

                                                         UNREALIZED
                         EXPIRATION                     APPRECIATION/
DESCRIPTION                 DATE      NOTIONAL VALUE   (DEPRECIATION)
-----------              ----------   --------------   ---------------
BRITISH POUNDS
  Receive fixed rate
    payments of 4.25%
    and pay variable
    rate payments on
    the six month LIBOR
    floating rate(c)      03/16/05    $    2,800,000   $       (23,245)
  Receive fixed rate
    payments of 4.25%
    and pay variable
    rate payments on
    the six month LIBOR
    floating rate(c)      03/17/05        28,200,000          (238,627)
  Receive fixed rate
    payments of 4.00%
    and pay variable
    rate payments on
    the six month LIBOR
    floating rate(g)      03/17/05         2,400,000           (27,837)
                                                       ---------------
                                                              (289,709)
                                                       ---------------
EURODOLLARS
  Receive fixed rate
    payments of 4.50%
    and pay variable
    rate payments on
    the six month LIBOR
    floating rate(h)      06/18/07        13,700,000           595,841
  Receive fixed rate
    payments of 4.00%
    and pay variable
    rate payments on
    the six month LIBOR
    floating rate(g)      03/15/07         1,800,000            23,482
  Receive fixed rate
    payments of 4.00%
    and pay variable
    rate payments on
    the six month LIBOR
    floating rate(h)      03/15/07         1,300,000            16,828
  Receive fixed rate
    payments of 4.00%
    and pay variable
    rate payments on
    the six month LIBOR
    floating rate(d)      03/15/07         1,500,000            19,468
  Receive fixed rate
    payments of 4.00%
    and pay variable
    rate payments on
    the six month LIBOR
    floating rate(d)      12/21/07        11,800,000            16,179
  Receive fixed rate
    payments of 4.00%
    and pay variable
    rate payments on
    the six month LIBOR
    floating rate(a)      12/21/07        10,400,000            14,990
  Receive variable rate
    payments on the six
    month LIBOR
    floating rate and
    pay fixed rate
    payments of
    5.00%(f)              06/17/12       (10,900,000)         (700,308)
  Receive variable rate
    payments on the six
    month LIBOR
    floating rate and
    pay fixed rate
    payments of
    5.50%(e)              12/15/31        (7,000,000)         (662,601)

                                                         UNREALIZED
                         EXPIRATION                     APPRECIATION/
DESCRIPTION                 DATE      NOTIONAL VALUE   (DEPRECIATION)
-----------              ----------   --------------   ---------------
  Receive variable rate
    payments on the six
    month LIBOR
    floating rate and
    pay fixed rate
    payments of
    5.00%(g)              06/17/12       (19,700,000)  $    (1,265,694)
                                                       ---------------
                                                            (1,941,815)
                                                       ---------------
U.S. DOLLARS
  Receive fixed rate
    payments of 5.00%
    and pay variable
    rate payments on
    the three month
    LIBOR floating
    rate(a)               12/15/14    $   78,500,000        (2,041,102)
  Receive fixed rate
    payments of 4.00%
    and pay variable
    rate payments on
    the three month
    LIBOR floating
    rate(b)               12/15/09        13,800,000          (407,747)
  Receive fixed rate
    payments of 4.00%
    and pay variable
    rate payments on
    the three month
    LIBOR floating
    rate(b)               12/15/06         7,900,000            41,449
  Receive fixed rate
    payments of 1.30%
    and pay floating
    par in event of
    default on United
    Mexican States,
    11.50% due
    05/15/26(a)           01/27/05         1,000,000             6,320
  Receive variable rate
    payments on the
    three month LIBOR
    floating rate and
    pay fixed rate
    payments of
    5.00%(h)              06/16/24       (19,100,000)        1,474,878
  Receive payments
    based on the return
    of the Lehman
    Brothers ERISA-
    eligible CMBA Index
    and pay variable
    rate payments on
    the one month LIBOR
    floating rate less
    0.65% basis points
    spread(c)             09/30/04         5,200,000           (12,007)
  Receive floating par
    in event of default
    on Radioshack
    Corporation, 7.375%
    due 05/15/11 and
    pay fixed rate
    payments of
    0.37%(b)              12/20/08          (300,000)              203
  Receive floating par
    in event of default
    on Emerson Electric
    Co., 4.625% due
    10/15/12 and pay
    fixed rate payments
    of 0.22%(c)           12/20/08          (300,000)              248

                       See Notes to Financial Statements.

                                                         UNREALIZED
                         EXPIRATION                     APPRECIATION/
DESCRIPTION                 DATE      NOTIONAL VALUE   (DEPRECIATION)
-----------              ----------   --------------   ---------------
  Receive floating par
    in event of default
    on Devon Financing
    Corporation, 6.875%
    due 09/30/11 and
    pay fixed rate
    payments of
    0.35%(h)              12/20/08    $     (500,000)  $         5,650
  Receive floating par
    in event of default
    on Anadarko
    Petroleum
    Corporation, 5.00%
    due 10/01/12 and
    pay fixed rate
    payments of
    0.27%(h)              12/20/08          (300,000)              989
  Receive floating par
    in event of default
    on Carnival
    Corporation, 6.15%
    due 04/15/08 and
    pay fixed rate
    payments of
    0.44%(b)              12/20/08          (300,000)            1,432
  Receive floating par
    in event of default
    on Countrywide Home
    Loan, 6.25% due
    04/15/09 and pay
    fixed rate payments
    of 0.42%(c)           12/20/08          (300,000)              951

                                                         UNREALIZED
                         EXPIRATION                     APPRECIATION/
DESCRIPTION                 DATE      NOTIONAL VALUE   (DEPRECIATION)
-----------              ----------   --------------   ---------------
  Receive floating par
    in event of default
    on Occidental
    Petroleum, 6.75%
    due 01/15/12 and
    pay fixed rate
    payments of
    0.28%(h)              12/20/08    $     (300,000)  $           568
  Receive floating par
    in event of default
    on Kroger Co.,
    6.75% due 04/15/12
    and pay fixed rate
    payments of
    0.53%(c)              12/20/08          (300,000)              693
                                                       ---------------
                                                              (927,475)
                                                       ---------------
                                                       $    (3,158,999)
                                                       ===============

                       See Notes to Financial Statements.

EXTENDED-DURATION BOND FUND

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/04
--------------------------------------------------------------------------------

                                                  RETIREMENT CLASS*    INSTITUTIONAL CLASS*    RETAIL CLASS*    BENCHMARK INDEX**
                                                  -----------------    --------------------    -------------    -----------------
  One Year                                             (0.87%)               (0.82%)              (1.08%)            (2.49%)
  Since Inception (8/27/01 -- 6/30/04)                  7.84%                 7.83%                7.48%              7.25%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.absbc.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

[LINE GRAPH]

                                                                      RETIREMENT CLASS                  BENCHMARK INDEX**
                                                                      ----------------                  -----------------
8/27/01                                                                   10000.00                           10000.00
08/31/01                                                                  10097.00                           10111.00
09/30/01                                                                   9943.00                           10027.00
10/31/01                                                                  10364.00                           10516.00
11/30/01                                                                  10281.00                           10202.00
12/31/01                                                                  10248.00                           10063.00
01/31/02                                                                  10349.00                           10202.00
02/28/02                                                                  10439.00                           10300.00
03/31/02                                                                  10143.00                            9948.00
04/30/02                                                                  10251.00                           10208.00
05/31/02                                                                  10390.00                           10286.00
06/30/02                                                                  10290.00                           10350.00
07/31/02                                                                  10295.00                           10443.00
08/31/02                                                                  10680.00                           10927.00
09/30/02                                                                  10896.00                           11259.00
10/31/02                                                                  10574.00                           10965.00
11/30/02                                                                  10777.00                           11066.00
12/31/02                                                                  11275.00                           11521.00
01/31/03                                                                  11332.00                           11530.00
02/28/03                                                                  11646.00                           11868.00
03/31/03                                                                  11597.00                           11774.00
04/30/03                                                                  11995.00                           12039.00
05/31/03                                                                  12579.00                           12691.00
06/30/03                                                                  12503.00                           12515.00
07/30/03                                                                  11590.00                           11432.00
08/31/03                                                                  11768.00                           11671.00
09/30/03                                                                  12394.00                           12285.00
10/31/03                                                                  12193.00                           12013.00
11/30/03                                                                  12393.00                           12099.00
12/31/03                                                                  12537.00                           12266.00
01/31/04                                                                  12712.00                           12477.00
02/29/04                                                                  12948.00                           12711.00
03/31/04                                                                  13087.00                           12885.00
04/30/04                                                                  12390.00                           12198.00
05/31/04                                                                  12289.00                           12108.00
06/30/04                                                                  12395.00                           12203.00

The graph compares the results of a $10,000 investment in the Retirement Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the weighted composite benchmark index.

*These returns reflect expense waivers by the Fund's investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**Represents a weighted composite benchmark index consisting of the Lehman Brothers Long-Term Government Bond Index and the Lehman Brothers Long-Term Credit Bond Index.

The Lehman Brothers Long-Term Government Index is composed of all bonds covered by the Lehman Brothers Government Bond Index with maturities of 10 years or greater.

The Lehman Brothers Long-Term Credit Index is composed of a subset of the Lehman Brothers Credit Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa with at least $50 million principal outstanding and maturity greater than 10 years.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

                       Not Part of the Semi-Annual Report

EXTENDED-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)

JUNE 30, 2004                        PAR            VALUE
-------------                   --------------   ------------
AGENCY OBLIGATIONS -- 2.8%
  Federal Home Loan Mortgage
    Corporation
    4.63%, 02/15/07(E)           $  1,250,000    $  1,577,910
  Federal National Mortgage
    Association
    6.54%, 10/29/07(N)(omg)+++      4,815,000       2,469,206
    5.25%, 01/15/09+++                250,000         262,136
    2.29%, 02/19/09(G)              2,500,000       1,423,041
    5.50%, 03/15/11+++              6,000,000       6,284,436
                                                 ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $11,470,085)                               12,016,729
                                                 ------------
ASSET-BACKED SECURITIES -- 0.4%
  Community Program Loan Trust
    4.50%, 04/01/29
    (Cost $1,653,538)               1,950,000       1,712,144
                                                 ------------

                                     PAR            VALUE
                                --------------   ------------
CORPORATE BONDS -- 14.7%
  Agilysys, Inc.
    9.50%, 08/01/06              $    500,000    $    537,630
  American Airlines, Inc.
    6.98%, 04/01/11+++                 72,112          71,268
    8.61%, 10/01/11+++                850,000         773,546
  Arrow Electronics, Inc.
    6.88%, 07/01/13+++                250,000         261,578
  Atlas Air, Inc.
    7.20%, 01/02/19                   465,848         437,346
  Bausch & Lomb, Inc.
    7.13%, 08/01/28                 1,500,000       1,509,276
  Boise Cascade Corporation
    7.35%, 02/01/16                   450,000         458,438
  Borden, Inc.
    7.88%, 02/15/23                 1,200,000       1,122,000
  Chesapeake Energy
    Corporation
    7.75%, 01/15/15                   150,000         157,125
    6.88%, 01/15/16 144A              825,000         808,500
  Comcast Corporation
    5.50%, 03/15/11+++                500,000         505,474
  Commonwealth Edison Co.
    4.75%, 12/01/11                   538,000         531,242
  Constellation Energy Group,
    Inc.
    4.55%, 06/15/15                   750,000         669,643
  Continental Airlines, Inc.
    6.65%, 09/15/19                 2,342,287       2,187,614
    6.70%, 06/15/21                   433,876         404,887
  COX Communications, Inc.
    6.75%, 03/15/11+++                250,000         269,924
  Cummins, Inc.
    7.13%, 03/01/28+++                425,000         405,875
  Dana Corporation
    6.50%, 03/01/09+++                250,000         261,250
  Delphi Corporation
    7.13%, 05/01/29                 2,500,000       2,485,245
  Delta Air Lines, Inc.
    8.30%, 12/15/29+++                500,000         210,000
  Devon Energy Corporation
    4.95%, 08/15/08 CONV              963,000         991,890
  Dillard's, Inc.
    7.75%, 07/15/26                   890,000         845,500
    7.00%, 12/01/28                   500,000         460,000
  El Paso Corporation
    7.00%, 05/15/11+++                400,000         352,000
  EOP Operating LP
    7.25%, 06/15/28                   500,000         519,434
  First Industrial LP
    7.60%, 07/15/28                 1,000,000       1,044,684
  Foot Locker, Inc.
    8.50%, 01/15/22                 1,000,000       1,062,500
  Ford Motor Co.
    6.63%, 10/01/28                 1,500,000       1,317,243
    6.38%, 02/01/29                 1,500,000       1,271,253
  General Motors Acceptance
    Corporation
    6.88%, 08/28/12                   250,000         254,708
  Georgia-Pacific Corporation
    7.75%, 11/15/29                 2,950,000       2,846,749
  HCA, Inc.
    6.30%, 10/01/12                 1,500,000       1,503,156
    7.58%, 09/15/25                 1,000,000         982,783
    7.05%, 12/01/27                   500,000         459,141
  Health Care Property
    Investors, Inc.
    6.00%, 03/01/15                 1,500,000       1,509,046
  Highwoods Properties, Inc.
    7.50%, 04/15/18                 1,500,000       1,533,077
  IMC Global, Inc.
    7.38%, 08/01/18                   500,000         492,500
    7.30%, 01/15/28                   750,000         716,250
  International Paper Co.
    6.88%, 11/01/23                   300,000         312,409
  Kinder Morgan, Inc.
    7.25%, 03/01/28+++                500,000         533,026
  Midamerican Energy Holdings
    Co.
    5.88%, 10/01/12                 1,000,000       1,017,055
  Motorola, Inc.
    6.75%, 02/01/06+++                250,000         262,989
    5.80%, 10/15/08+++                500,000         522,335
    7.63%, 11/15/10                   500,000         563,648
    6.50%, 11/15/28                   500,000         485,742
  Nisource Finance Corporation
    6.15%, 03/01/13+++              1,000,000       1,037,797
  Pemex Project Funding Master
    Trust
    8.63%, 02/01/22+++              1,000,000       1,045,000
  Penney (JC) Co., Inc.
    7.95%, 04/01/17                   500,000         558,125
  Phillips Van-Huesen
    Corporation
    7.75%, 11/15/23                   450,000         456,750

                       See Notes to Financial Statements.

EXTENDED-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) CONTINUED

                                     PAR            VALUE
                                --------------   ------------
  Pioneer Natural Resources
    Co.
    7.20%, 01/15/28              $  2,500,000    $  2,670,080
  Preston Corporation
    7.00%, 05/01/11 CONV              250,000         226,563
  Provident Cos., Inc.
    7.25%, 03/15/28                   500,000         468,426
  Pulte Homes, Inc.
    7.30%, 10/24/05                 1,000,000       1,053,977
    7.88%, 06/15/32                 1,500,000       1,643,564
    6.38%, 05/15/33                 1,000,000         920,561
  Qwest Corporation
    6.88%, 09/15/33                 2,250,000       1,884,375
  Raytheon Co.
    6.40%, 12/15/18                 2,600,000       2,713,902
    7.20%, 08/15/27                   250,000         272,850
    7.00%, 11/01/28                   750,000         801,642
  Southern California Edison
    Co.
    6.65%, 04/01/29                   250,000         255,202
  Southern Natural Gas Co.
    7.35%, 02/15/31                 1,750,000       1,575,000
  Sprint Capital Corporation
    6.88%, 11/15/28                 3,450,000       3,325,858
  Swift Energy Co.
    7.63%, 07/15/11                   150,000         152,250
  Tennessee Gas Pipeline Co.
    7.00%, 10/15/28+++                750,000         660,000
  Trinet Corporate Realty
    Trust, Inc.
    7.70%, 07/15/17                 1,000,000       1,047,500
  Union Pacific Resources
    Group
    7.15%, 05/15/28                   250,000         274,871
  UnumProvident Corporation
    6.75%, 12/15/28                 1,500,000       1,353,276
  Weyerhaeuser Co.
    7.13%, 07/15/23                   500,000         529,595
    7.38%, 03/15/32+++                250,000         272,697
  Williams Cos., Inc.
    7.50%, 01/15/31                 1,250,000       1,137,500
  Xerox Capital Trust I
    8.00%, 02/01/27+++              1,500,000       1,376,250
                                                 ------------
TOTAL CORPORATE BONDS
  (Cost $59,991,657)                               63,640,590
                                                 ------------
FOREIGN BONDS -- 11.0%
BRAZIL -- 0.8%
  Federal Republic of Brazil
    8.25%, 01/20/34+++              4,750,000       3,605,250
                                                 ------------
CANADA -- 3.8%
  British Columbia Generic
    Residual
    5.45%, 06/09/14
      STRIP(C)(omg)                11,500,000       5,056,312
    6.01%, 09/05/20
      STRIP(C)(omg)                 1,750,000         515,570
  Canada Generic Residual
    5.56%, 06/01/25
      STRIP(C)(omg)                 4,110,000         982,476
  Canadian Government
    4.50%, 09/01/07(C)              4,475,000       3,427,468
  Macmillan Bloedel, Ltd.
    7.70%, 02/15/26                   500,000         548,173
  Ontario Generic Residual
    6.03%, 07/13/22
      STRIP(C)(omg)                 3,900,000       1,009,360
    6.01%, 03/08/29
      STRIP(C)(omg)                 7,000,000       1,184,113
  Saskatchewan Residual
    5.50%, 04/10/14
      STRIP(C)(omg)                 7,500,000       3,278,016
    6.05%, 02/04/22
      STRIP(C)(omg)                 3,000,000         781,801
                                                 ------------
                                                   16,783,289
                                                 ------------
CAYMAN ISLANDS -- 0.2%
  Enersis SA
    7.40%, 12/01/16                   625,000         603,512
  Vale Overseas, Ltd.
    8.25%, 01/17/34                   100,000          87,500
                                                 ------------
                                                      691,012
                                                 ------------
HONG KONG -- 0.6%
  Bangkok Bank Public Co.
    9.03%, 03/15/29 144A            2,500,000       2,609,117
                                                 ------------

                                     PAR            VALUE
                                --------------   ------------
MALAYSIA -- 0.4%
  Telekom Malaysia BHD
    7.88%, 08/01/25 144A         $    225,000    $    244,310
  Tenaga Nasional BHD
    7.50%, 11/01/25 144A            1,500,000       1,518,307
                                                 ------------
                                                    1,762,617
                                                 ------------
MEXICO -- 0.3%
  Petroleos Mexicanos
    8.63%, 12/01/23 144A            1,000,000       1,035,000
  TFM SA de CV
    11.75%, 06/15/09 STEP+++          185,000         181,300
                                                 ------------
                                                    1,216,300
                                                 ------------
NORWAY -- 0.9%
  Norway Government
    6.75%, 01/15/07(K)             24,000,000       3,762,552
                                                 ------------
PHILIPPINES -- 0.3%
  Bangko Sentral Pilipinas
    8.60%, 06/15/27                   500,000         415,000
  Philippine Long Distance
    Telephone Co.
    8.35%, 03/06/17                   500,000         437,500
  Quezon Power (Philippines),
    Ltd.
    8.86%, 06/15/17                   465,000         392,925
                                                 ------------
                                                    1,245,425
                                                 ------------
SINGAPORE -- 0.9%
  ASIF Global Financing XXVII
    2.38%, 02/26/09 144A(G)         6,700,000       3,825,957
                                                 ------------

                       See Notes to Financial Statements.

                                     PAR            VALUE
                                --------------   ------------
SUPRANATIONAL -- 2.6%
  EUROFIMA
    6.50%, 08/22/11(A)                710,000    $    504,820
  European Bank for
    Reconstruction &
    Development
    6.15%, 02/10/28(A)(omg)        15,000,000       2,514,183
  Inter-American Development
    Bank
    19.66%, 05/11/09(B)(omg)        7,500,000       1,002,099
  International Bank for
    Reconstruction &
    Development
    6.58%, 08/20/07(N)(omg)        13,625,000       7,088,483
                                                 ------------
                                                   11,109,585
                                                 ------------
VENEZUELA -- 0.2%
  Cerro Negro Finance, Ltd.
    7.90%, 12/01/20 144A         $    500,000         450,000
  Petrozuata Finance, Inc.
    8.37%, 10/01/22 144A              450,000         362,250
                                                 ------------
                                                      812,250
                                                 ------------
TOTAL FOREIGN BONDS
  (Cost $43,102,636)                               47,423,354
                                                 ------------
MORTGAGE-BACKED SECURITIES -- 0.5%
  Federal Home Loan Mortgage
    Corporation
    5.00%, 12/01/31                   318,306         308,253
  Federal National Mortgage
    Association
    5.00%, 07/25/23                 2,000,000       2,042,459
                                                 ------------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $2,062,100)                                 2,350,712
                                                 ------------
MUNICIPAL BONDS -- 10.5%
  Chicago, Illinois Board of
    Education, General
    Obligation Bond (FGIC
    Insured) (Non-Callable)
    5.56%, 12/01/22(omg)           10,700,000       3,963,494
  Chicago, Illinois Wastewater
    Transmission, Series A
    Revenue Bond (MBIA
    Insured) (Non-Callable)
    5.41%, 01/01/22(omg)            5,000,000       1,946,050
  Clark County, Washington
    School District, Series C
    General Obligation bond
    (FGIC SCH BD GTY Insured)
    (Non-Callable)
    5.25%, 12/01/19(omg)            3,600,000       1,632,672

                                     PAR            VALUE
                                --------------   ------------
  Clovis, California Unified
    School District, Series A
    General Obligation Bond
    (FGIC Insured)
    (Non-Callable)
    5.69%, 08/01/25(omg)         $  9,775,000    $  3,015,782
  Cook County, Illinois
    Community Consolidated
    School District, General
    Obligation Bond (FGIC
    Insured) (Non-Callable)
    5.25%, 12/01/19(omg)            1,890,000         855,868
  Coppell, Texas Independent
    School District, General
    Obligation Bond (PSF-GTD
    Insured) (Non-Callable)
    5.51%, 08/15/23(omg)            2,195,000         774,023
  De Soto ,Texas Independent
    School District, General
    Obligation Bond (PSF-GTD
    Insured) (Non-Callable)
    5.15%, 08/15/18(omg)            2,275,000       1,114,864

                                     PAR            VALUE
                                --------------   ------------
  De Soto, Texas Independent
    School District, General
    Obligation Bond (PSF-GTD
    Insured) (Non-Callable)
    5.23%, 08/15/19(omg)         $  2,590,000    $  1,197,797
  Galveston County, Texas,
    General Obligation Bond
    (FGIC Insured) (Non-
    Callable)
    5.69%, 02/01/26(omg)            2,500,000         745,375
  Granbury, Texas Independent
    School District, General
    Obligation Bond (PSF-GTD
    Insured) (Non-Callable)
    5.30%, 08/01/20(omg)            1,000,000         432,130
  Houston, Texas Water & Sewer
    System, Series A Revenue
    Bond (FSA Insured)
    (Non-Callable)
    5.63%, 12/01/24(omg)           10,000,000       3,266,300
    5.78%, 12/01/26(omg)            7,300,000       2,077,069
  Indianapolis, Indiana Local
    Public Improvement Bond
    Bank, Series E Revenue
    Bond (AMBAC Insured)
    (Non-Callable)
    5.45%, 02/01/22(omg)            2,550,000       1,006,791

                       See Notes to Financial Statements.

EXTENDED-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) CONTINUED

                                     PAR            VALUE
                                --------------   ------------
  McKeesport, Pennsylvania
    Area School District,
    Series C General
    Obligation Bond (AMBAC
    Insured) (Non-Callable)
    5.62%, 10/01/26(omg)         $  2,090,000    $    604,156
  Metropolitan Pier &
    Exposition Authority,
    Illinois Dedicated State
    Tax, Series A Revenue Bond
    (MBIA Insured)
    (Non-Callable)
    5.49%, 12/15/23(omg)            5,850,000       2,018,016
  Metropolitan Pier &
    Exposition Authority,
    Illinois Dedicated State
    Tax, Series A Revenue Bond
    (MBIA Insured)
    (Non-Callable)
    5.57%, 12/15/22(omg)           16,225,000       5,997,572
  Metropolitan Pier &
    Exposition Authority,
    Illinois Dedicated State
    Tax, Series A Revenue Bond
    (MBIA Insured)
    (Non-Callable)
    5.62%, 12/15/24(omg)            4,695,000       1,512,119
  Rocklin, California Unified
    School District, General
    Obligation Bond (FGIC
    Insured) (Non-Callable)
    5.59%, 08/01/24(omg)            2,375,000         790,068
  San Jose, California Unified
    School District, Santa
    Clara County, Series A
    General Obligation Bond
    (FGIC Insured)
    (Non-Callable)
    5.15%, 08/01/18(omg)            2,055,000       1,020,164
  San Mateo, California
    Unified High School
    District, Series C General
    Obligation Bond (FGIC
    Insured) (Non-Callable)
    5.82%, 09/01/28(omg)            4,000,000       1,010,120
  Union Elementary School
    District, California,
    Series A General
    Obligation Bond (FGIC
    Insured) (Non-Callable)
    5.24%, 09/01/19(omg)            1,750,000         812,280

                                     PAR            VALUE
                                --------------   ------------
  Washington State, Motor
    Vehicle Fuel Tax, Series
    03-C General Obligation
    Bond, (MBIA Insured)
    (Non-Callable)
    5.55%, 06/01/23(omg)         $ 10,000,000    $  3,605,600
  Will County, Illinois
    Community United School
    District No. 365, General
    Obligation Bond (FSA
    Insured) (Non-Callable)
    5.55%, 11/01/23(omg)           17,825,000       6,190,265
                                                 ------------
TOTAL MUNICIPAL BONDS
  (Cost $47,357,235)                               45,588,575
                                                 ------------
                                    SHARES
                                --------------
SHORT-TERM INVESTMENTS -- 13.6%
  AB Funds Trust -- Money
    Market Fund (Retirement
    Class)(inf)                    10,980,819      10,980,819
  Northern Institutional
    Liquid Assets
    Portfolio sec.                 47,928,087      47,928,087
                                                 ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $58,908,906)                               58,908,906
                                                 ------------
                                     PAR
                                --------------
U.S. TREASURY OBLIGATIONS -- 56.6%
  U.S. Treasury Bonds
    8.00%, 11/15/21+++           $167,212,000     219,217,607
    6.38%, 08/15/27+++             17,000,000      19,193,408
    5.38%, 02/15/31+++              6,495,000       6,552,598
                                                 ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $249,508,502)                             244,963,613
                                                 ------------
TOTAL INVESTMENTS -- 110.1%
  (Cost $474,054,659)                             476,604,623
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (10.1%)                               (43,773,890)
                                                 ------------
NET ASSETS -- 100.0%                             $432,830,733
                                                 ============

                       See Notes to Financial Statements.

EQUITY INDEX FUND

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/04
--------------------------------------------------------------------------------

                                                                                                                    S&P 500(R)
                                                   RETIREMENT CLASS*    INSTITUTIONAL CLASS*    RETAIL CLASS*        INDEX**
                                                   -----------------    --------------------    -------------       ----------
  One Year                                               18.72%                18.81%               18.62%            19.11%
  Since Inception (8/27/01 -- 6/30/04)                   (0.03%)               (0.15%)              (0.15%)            0.34%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.absbc.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

[LINE GRAPH]

                                                                      RETIREMENT CLASS                  S&P 500(R) INDEX**
                                                                      ----------------                  ------------------
08/27/01                                                                   10000                              10000
08/31/01                                                                    9585                               9570
09/30/01                                                                    8817                               8796
10/31/01                                                                    8985                               8964
11/30/01                                                                    9666                               9652
12/31/01                                                                    9745                               9736
01/31/02                                                                    9589                               9594
02/28/02                                                                    9378                               9409
03/31/02                                                                    9726                               9764
04/30/02                                                                    9116                               9171
05/31/02                                                                    9041                               9104
06/30/02                                                                    8428                               8456
07/31/02                                                                    7757                               7796
08/31/02                                                                    7801                               7847
09/30/02                                                                    6955                               6994
10/31/02                                                                    7569                               7610
11/30/02                                                                    8046                               8057
12/31/02                                                                    7543                               7585
01/31/03                                                                    7347                               7386
02/28/03                                                                    7240                               7275
03/31/03                                                                    7322                               7347
04/30/03                                                                    7916                               7952
05/31/03                                                                    8321                               8372
06/30/03                                                                    8415                               8478
07/30/03                                                                    8574                               8628
08/31/03                                                                    8739                               8796
09/30/03                                                                    8643                               8703
10/31/03                                                                    9126                               9195
11/30/03                                                                    9190                               9276
12/31/03                                                                    9658                               9762
01/31/04                                                                    9843                               9942
02/29/04                                                                    9971                              10080
03/31/04                                                                    9817                               9928
04/30/04                                                                    9664                               9771
05/31/04                                                                    9811                               9906
06/30/04                                                                    9990                              10098

The graph compares the results of a $10,000 investment in the Retirement Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the S&P 500(R) Index.

*These returns reflect expense waivers by the Fund's investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**The S&P 500(R) Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of McGraw-Hill Co., Inc. The S&P 500(R) Index includes 500 of the largest stocks (in terms of market value) in the United States.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

                       Not Part of the Semi-Annual Report

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)

JUNE 30, 2004                       SHARES        VALUE
-------------                     ----------   ------------
COMMON STOCK -- 96.7%
AUTO & TRANSPORTATION -- 2.6%
  Burlington Northern Santa Fe
    Corporation                       15,500   $    543,585
  Cooper Tire & Rubber Co.             3,100         71,300
  CSX Corporation                      9,000        294,930
  Dana Corporation                     6,200        121,520
  Delphi Corporation                  23,400        249,912
  Delta Air Lines, Inc.*+++            5,200         37,024
  FedEx Corporation                   12,500      1,021,125
  Ford Motor Co.+++                   76,527      1,197,648
  General Motors Corporation+++       23,600      1,099,524
  Genuine Parts Co.                    7,300        289,664
  Goodyear Tire & Rubber Co.
    (The)*+++                          7,300         66,357
  Harley-Davidson, Inc.+++            12,300        761,862
  Navistar International
    Corporation*+++                    2,900        112,404
  Norfolk Southern Corporation        16,400        434,928
  Paccar, Inc.                         7,375        427,676
  Southwest Airlines Co.              33,000        553,410
  Union Pacific Corporation           10,800        642,060
  United Parcel Service, Inc.
    Class B                           47,100      3,540,507
  Visteon Corporation+++               5,418         63,228
                                               ------------
                                                 11,528,664
                                               ------------

                                    SHARES        VALUE
                                  ----------   ------------
CONSUMER DISCRETIONARY -- 12.4%
  Alberto-Culver Co.                   3,750   $    188,025
  Allied Waste Industries, Inc.*      13,300        175,294
  Apollo Group, Inc. Class A*          7,400        653,346
  AutoNation, Inc.*+++                11,200        191,520
  AutoZone, Inc.*                      3,500        280,350
  Avon Products, Inc.                 19,700        908,958
  Bed Bath & Beyond, Inc.*            12,600        484,470
  Best Buy Co., Inc.                  13,550        687,527
  Big Lots, Inc.*                      4,800         69,408
  Black & Decker Corporation+++        3,300        205,029
  Carnival Corporation                26,500      1,245,500
  Cendant Corporation                 42,700      1,045,296
  Cintas Corporation                   7,200        343,224
  Circuit City Stores, Inc. --
    Circuit City Group+++              8,300        107,485
  Clear Channel Communications,
    Inc.                              25,700        949,615
  Convergys Corporation*               6,000         92,400
  Costco Wholesale Corporation        19,200        788,544
  Darden Restaurants, Inc.             6,750        138,713
  Dillard's, Inc. Class A              3,500         78,050
  Dollar General Corporation+++       13,800        269,928
  Donnelley (R.R.) & Sons Co.          9,100        300,482
  Eastman Kodak Co.                   12,000        323,760
  eBay, Inc.*                         27,500      2,528,625
  Electronic Arts, Inc.*              12,700        692,785
  Family Dollar Stores, Inc.           7,200        219,024
  Federated Department Stores,
    Inc.                               7,500        368,250
  Gannett Co., Inc.                   11,400        967,290
  Gap, Inc. (The)+++                  37,600        911,800
  Gillette Co. (The)                  42,000      1,780,800
  Hasbro, Inc.                         7,400        140,600
  Hilton Hotels Corporation           16,000        298,560
  Home Depot, Inc. (The)              92,950      3,271,840
  International Flavors &
    Fragrances, Inc.                   3,900        145,860
  Interpublic Group Cos., Inc.*       17,500        240,275
  Jones Apparel Group, Inc.            5,300        209,244
  Kimberly-Clark Corporation          21,000      1,383,480
  Knight-Ridder, Inc.                  3,300        237,600
  Kohl's Corporation*                 14,300        604,604
  Leggett & Platt, Inc.                8,000        213,680
  Limited Brands                      19,700        368,390
  Liz Claiborne, Inc.                  4,608        165,796
  Lowe's Cos., Inc.                   32,900      1,728,895
  Marriott International, Inc.
    Class A                            9,500        473,860
  Mattel, Inc.                        17,700        323,025
  May Department Stores Co.
    (The)                             12,200        335,378
  Maytag Corporation+++                3,300         80,883
  McDonald's Corporation              52,600      1,367,600
  McGraw Hill Co., Inc. (The)          8,000        612,560
  Meredith Corporation                 2,100        115,416
  Monster Worldwide, Inc.*             4,900        126,028
  New York Times Co. Class A           6,200        277,202
  Newell Rubbermaid, Inc.             11,500        270,250
  Nike, Inc. Class B                  11,000        833,250
  Nordstrom, Inc.                      5,800        247,138
  Office Depot, Inc.*                 13,100        234,621
  Omnicom Group, Inc.                  7,900        599,531
  Penney (JC) Co., Inc.               11,800        445,568
  RadioShack Corporation               6,700        191,821
  Reebok International, Ltd.+++        2,500         89,950
  Robert Half International,
    Inc.+++                            7,200        214,344
  Sabre Holdings Corporation           5,800        160,718
  Sears, Roebuck & Co.                 8,900        336,064
  Snap-On, Inc.                        2,400         80,520
  Stanley Works (The)+++               3,400        154,972
  Staples, Inc.                       20,800        609,648
  Starbucks Corporation*+++           16,600        721,768
  Starwood Hotels & Resorts
    Worldwide, Inc.                    8,700        390,195
  Target Corporation                  38,200      1,622,354
  Tiffany & Co.                        6,100        224,785
  Time Warner, Inc.*                 190,700      3,352,506
  TJX Cos., Inc.                      20,700        499,698
  Toys "R" Us, Inc.*                   8,900        141,777
  Tribune Co.                         13,700        623,898
  Univision Communications, Inc.
    Class A*                          13,500        431,055
  VF Corporation                       4,600        224,020
  Wal-Mart Stores, Inc.              179,300      9,459,867
  Waste Management, Inc.              24,300        744,795

                       See Notes to Financial Statements.

                                    SHARES        VALUE
                                  ----------   ------------
  Wendy's International, Inc.          4,800   $    167,232
  Whirlpool Corporation                2,900        198,940
  Yahoo!, Inc.*                       56,300      2,045,379
  Yum! Brands, Inc.*                  12,100        450,362
                                               ------------
                                                 55,483,300
                                               ------------
CONSUMER STAPLES -- 6.2%
  Albertson's, Inc.+++                15,400        408,716
  Campbell Soup Co.                   17,200        462,336
  Clorox Co.                           8,900        478,642
  Coca-Cola Co. (The)                101,800      5,138,864
  Coca-Cola Enterprises, Inc.+++      19,700        571,103
  Colgate-Palmolive Co.               22,200      1,297,590
  ConAgra Foods, Inc.                 22,100        598,468
  CVS Corporation                     16,600        697,532
  General Mills, Inc.                 15,800        750,974
  Heinz (H.J.) Co.                    14,700        576,240
  Hershey Foods Corporation           10,800        499,716
  Kellogg Co.                         17,200        719,820
  Kroger Co.*                         31,000        564,200
  McCormick & Co., Inc.                5,700        193,800
  Pepsi Bottling Group, Inc.          10,800        329,832
  PepsiCo, Inc.                       71,340      3,843,799
  Procter & Gamble Co.               107,500      5,852,300
  Safeway, Inc.*                      18,700        473,858
  Sara Lee Corporation                33,000        758,670
  Supervalu, Inc.                      5,600        171,416
  Sysco Corporation                   26,700        957,729
  Walgreen Co.                        42,800      1,549,788
  Winn-Dixie Stores, Inc.+++           5,900         42,480
  Wrigley (W.M.), Jr. Co.              9,400        592,670
                                               ------------
                                                 27,530,543
                                               ------------

                                    SHARES        VALUE
                                  ----------   ------------
FINANCIAL SERVICES -- 21.5%
  ACE, Ltd.                           11,800   $    498,904
  AFLAC, Inc.                         21,300        869,253
  Allstate Corporation (The)          29,352      1,366,336
  AMBAC Financial Group, Inc.          4,500        330,480
  American Express Co.                53,400      2,743,692
  American International Group,
    Inc.                             109,092      7,776,078
  AmSouth Bancorporation              14,700        374,409
  AON Corporation                     13,200        375,804
  Apartment Investment &
    Management Co. Class A REIT        3,900        121,407
  Automatic Data Processing,
    Inc.                              24,700      1,034,436
  Bank of America Corporation         85,220      7,211,316
  Bank of New York Co., Inc.
    (The)                             32,500        958,100
  Bank One Corporation                47,000      2,397,000
  BB&T Corporation                    23,500        868,795
  Bear Stearns Cos., Inc. (The)        4,400        370,964
  Block (H&R), Inc.                    7,300        348,064
  Capital One Financial
    Corporation                       10,000        683,800
  Charter One Financial, Inc.          9,361        413,663
  Chubb Corporation                    7,900        538,622
  Cigna Corporation+++                 5,900        405,979
  Cincinnati Financial
    Corporation+++                     7,035        306,163
  Citigroup, Inc.                    216,230     10,054,695
  Comerica, Inc.                       7,200        395,136
  Countrywide Financial
    Corporation                       11,704        822,206
  Deluxe Corporation+++                2,100         91,350
  Dow Jones & Co., Inc.                3,454        155,775
  E*TRADE Financial Corporation*      15,300        170,595
  Equifax, Inc.                        5,700        141,075
  Equity Office Properties Trust
    REIT+++                           16,900        459,680
  Equity Residential Properties
    Trust REIT                        11,700        347,841
  Fannie Mae                          40,500      2,890,080
  Federated Investors, Inc.
    Class B                            4,500        136,530
  Fifth Third Bancorp                 23,494      1,263,507
  First Data Corporation              36,517      1,625,737
  First Horizon National
    Corporation                        5,200        236,444
  Fiserv, Inc.*                        8,200        318,898
  Franklin Resources, Inc.            10,500        525,840
  Freddie Mac                         28,800      1,823,040
  Golden West Financial
    Corporation                        6,400        680,640
  Goldman Sachs Group, Inc.           20,200      1,902,032
  Hartford Financial Services
    Group, Inc.                       12,200        838,628
  Huntington Bancshares, Inc.          9,600        219,840
  Janus Capital Group, Inc.           10,000        164,900
  Jefferson-Pilot Corporation          5,800        294,640
  JP Morgan Chase & Co.               87,290      3,384,233
  KeyCorp                             17,200        514,108
  Lehman Brothers Holdings, Inc.      11,600        872,900
  Lincoln National Corporation         7,500        354,375
  Loews Corporation                    7,800        467,688
  M & T Bank Corporation               5,000        436,500
  Marsh & McLennan Cos., Inc.         21,900        993,822
  Marshall & Ilsley Corporation        9,300        363,537
  MBIA, Inc.                           6,000        342,720
  MBNA Corporation                    53,450      1,378,476
  Mellon Financial Corporation        17,800        522,074
  Merrill Lynch & Co., Inc.           40,200      2,169,996
  MetLife, Inc.                       31,600      1,132,860
  MGIC Investment Corporation+++       4,100        311,026
  Moody's Corporation                  6,300        407,358
  Morgan Stanley                      46,000      2,427,420
  National City Corporation           28,300        990,783
  North Fork Bancorporation,
    Inc.+++                            7,200        273,960
  Northern Trust Corporation           9,200        388,976
  Paychex, Inc.                       15,800        535,304
  Plum Creek Timber Co., Inc.
    REIT                               7,700        250,866

                       See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) CONTINUED

                                    SHARES        VALUE
                                  ----------   ------------
  PNC Financial Services Group,
    Inc.                              11,800   $    626,344
  Principal Financial Group           13,300        462,574
  Progressive Corporation (The)        9,100        776,230
  ProLogis REIT                        7,600        250,192
  Providian Financial
    Corporation*+++                   12,200        178,974
  Prudential Financial, Inc.          22,000      1,022,340
  Regions Financial Corporation        9,200        336,260
  Ryder System, Inc.                   2,700        108,189
  Safeco Corporation                   5,800        255,200
  Schwab (Charles) Corporation
    (The)                             57,050        548,251
  Simon Property Group, Inc.
    REIT                               8,700        447,354
  SLM Corporation                     18,400        744,280
  SouthTrust Corporation              13,800        535,578
  Sovereign Bancorp, Inc.             12,800        282,880
  St. Paul Travelers Cos., Inc.       27,856      1,129,282
  State Street Corporation            14,000        686,560
  Sungard Data Systems, Inc.*         12,100        314,600
  SunTrust Banks, Inc.                11,800        766,882
  Synovus Financial Corporation       12,700        321,564
  T Rowe Price Group, Inc.             5,300        267,120
  Torchmark Corporation                4,700        252,860
  Union Planters Corporation           7,950        236,990
  UnumProvident Corporation+++        12,400        197,160
  US Bancorp                          79,300      2,185,508
  Wachovia Corporation                55,000      2,447,500
  Washington Mutual, Inc.             36,200      1,398,768
  Wells Fargo & Co.                   70,530      4,036,432
  XL Capital, Ltd. Class A             5,800        437,668
  Zions Bancorporation                 3,700        227,365
                                               ------------
                                                 95,552,261
                                               ------------
HEALTHCARE -- 13.2%
  Abbott Laboratories                 65,200      2,657,552
  Aetna, Inc.                          6,400        544,000
  Allergan, Inc.                       5,500        492,360
  AmerisourceBergen Corporation        4,672        279,292
  Amgen, Inc.*                        53,128      2,899,195
  Anthem, Inc.*+++                     5,800        519,448
  Bard (C.R.), Inc.                    4,400        249,260
  Bausch & Lomb, Inc.+++               2,200        143,154
  Baxter International, Inc.          25,600        883,456
  Becton Dickinson & Co.              10,600        549,080
  Biogen Idec, Inc.*+++               14,230        900,048
  Biomet, Inc.+++                     10,600        471,064
  Boston Scientific Corporation*      34,900      1,493,720
  Bristol-Myers Squibb Co.+++         81,300      1,991,850
  Cardinal Health, Inc.               18,000      1,260,900
  Caremark Rx, Inc.*                  19,100        629,154
  Chiron Corporation*                  7,900        352,656
  Express Scripts, Inc.*+++            3,300        261,459
  Forest Laboratories, Inc.*          15,500        877,765
  Genzyme Corporation -- General
    Division*                          9,500        449,635
  Gilead Sciences, Inc.*               9,000        603,000
  Guidant Corporation                 13,100        732,028
  HCA, Inc.                           20,300        844,277
  Health Management Associates,
    Inc. Class A+++                   10,200        228,684
  Hospira, Inc*                        6,550        180,780
  Humana, Inc.*                        6,800        114,920
  IMS Health, Inc.                     9,800        229,712
  Johnson & Johnson                  124,090      6,911,813
  King Pharmaceuticals, Inc.*         10,100        115,645
  Lilly (Eli) & Co.                   47,200      3,299,752
  Manor Care, Inc.                     3,700        120,916
  McKesson Corporation                12,200        418,826
  Medco Health Solutions, Inc.*       11,376        426,600
  Medimmune, Inc.*                    10,400        243,360
  Medtronic, Inc.                     50,700      2,470,104
  Merck & Co., Inc.                   92,900      4,412,750
  Millipore Corporation*               2,100        118,377
  Mylan Laboratories, Inc.+++         11,200        226,800
  Pfizer, Inc.                       319,083     10,938,164
  Quest Diagnostics, Inc.+++           4,300        365,285
  Schering-Plough Corporation         61,500      1,136,520
  St. Jude Medical, Inc.*              7,400        559,810
  Stryker Corporation                 16,700        918,500
  Tenet Healthcare Corporation*       19,450        260,825
  UnitedHealth Group, Inc.            25,800      1,606,050
  Watson Pharmaceuticals, Inc.*        4,600        123,740
  WellPoint Health Networks,
    Inc.*                              6,500        728,065
  Wyeth                               55,800      2,017,728
  Zimmer Holdings, Inc.*              10,220        901,404
                                               ------------
                                                 59,159,483
                                               ------------

                                    SHARES        VALUE
                                  ----------   ------------
INTEGRATED OILS -- 4.6%
  Amerada Hess Corporation             3,800   $    300,922
  ChevronTexaco Corporation           44,740      4,210,481
  ConocoPhillips                      28,650      2,185,709
  ExxonMobil Corporation             273,444     12,143,648
  Marathon Oil Corporation            14,407        545,161
  Occidental Petroleum
    Corporation                       16,400        793,924
  Unocal Corporation                  11,000        418,000
                                               ------------
                                                 20,597,845
                                               ------------
MATERIALS & PROCESSING -- 3.4%
  Air Products & Chemicals, Inc.       9,500        498,275
  Alcoa, Inc.                         36,400      1,202,292
  Allegheny Technologies,
    Inc.+++                            3,400         61,370
  American Standard Cos., Inc.*        9,000        362,790
  Archer-Daniels-Midland Co.          27,227        456,869
  Ashland, Inc.                        2,900        153,149
  Avery Dennison Corporation           4,600        294,446
  Ball Corporation+++                  2,396        172,632
  Bemis Co.                            4,500        127,125
  Boise Cascade Corporation+++         3,700        139,268
  Dow Chemical Co. (The)              39,100      1,591,370
  Du Pont (E.I.) de Nemours &
    Co.                               41,855      1,859,199
  Eastman Chemical Co.+++              3,200        147,936

                       See Notes to Financial Statements.

                                    SHARES        VALUE
                                  ----------   ------------
  Ecolab, Inc.                        10,700   $    339,190
  Engelhard Corporation                5,200        168,012
  Fluor Corporation+++                 3,500        166,845
  Freeport-McMoRan Copper &
    Gold, Inc. Class B+++              7,400        245,310
  Georgia-Pacific Corporation         10,700        395,686
  Great Lakes Chemical
    Corporation+++                     2,100         56,826
  Hercules, Inc.*+++                   4,600         56,074
  International Paper Co.             20,300        907,410
  Louisiana-Pacific
    Corporation+++                     4,500        106,425
  Masco Corporation                   18,300        570,594
  MeadWestvaco Corporation             8,383        246,376
  Monsanto Co.                        11,060        425,810
  Newmont Mining Corporation+++       18,500        717,060
  Nucor Corporation+++                 3,300        253,308
  Pactiv Corporation*                  6,400        159,616
  Phelps Dodge Corporation             3,900        302,289
  PPG Industries, Inc.                 7,200        449,928
  Praxair, Inc.                       13,580        541,978
  Rohm & Haas Co.                      9,400        390,852
  Sealed Air Corporation*+++           3,500        186,445
  Sherwin-Williams Co. (The)           6,000        249,300
  Sigma-Aldrich Corporation            2,900        172,869
  Temple-Inland, Inc.                  2,300        159,275
  United States Steel
    Corporation+++                     4,700        165,064
  Vulcan Materials Co.                 4,300        204,465
  Weyerhaeuser Co.                    10,100        637,512
  Worthington Industries,
    Inc.+++                            3,600         73,908
                                               ------------
                                                 15,415,148
                                               ------------
OTHER -- 4.5%
  3M Co.                              32,700      2,943,327
  Brunswick Corporation                4,000        163,200
  Eaton Corporation                    6,300        407,862
  General Electric Co.               441,300     14,298,120
  Honeywell International, Inc.       35,900      1,315,017
  ITT Industries, Inc.                 3,900        323,700
  Johnson Controls, Inc.               7,992        426,613
  Textron, Inc.                        5,800        344,230
                                               ------------
                                                 20,222,069
                                               ------------
OTHER ENERGY -- 1.8%
  Anadarko Petroleum Corporation      10,500        615,300
  Apache Corporation                  13,648        594,370
  Baker Hughes, Inc.                  13,900        523,335
  BJ Services Co.*                     6,700        307,128
  Burlington Resources, Inc.          16,600        600,588
  Calpine Corporation*+++             17,400         75,168
  Devon Energy Corporation            10,000        660,000
  Dynegy, Inc. Class A*+++            15,800         67,308
  El Paso Corporation                 26,800        211,184
  EOG Resources, Inc.+++               4,900        292,579
  Halliburton Co.+++                  18,400        556,784
  Kerr-McGee Corporation+++            6,230        334,987
  Nabors Industries, Ltd.*             6,200        280,364
  Noble Corporation*                   5,600        212,184

                                    SHARES        VALUE
                                  ----------   ------------
  Rowan Cos., Inc.*+++                 4,400   $    107,052
  Schlumberger, Ltd.                  24,600      1,562,347
  Sunoco, Inc.+++                      3,200        203,584
  Transocean, Inc.*                   13,400        387,796
  Valero Energy Corporation            5,400        398,304
  Williams Cos., Inc.                 21,700        258,230
                                               ------------
                                                  8,248,592
                                               ------------
PRODUCER DURABLES -- 4.8%
  Agilent Technologies, Inc.*         20,100        588,528
  American Power Conversion
    Corporation                        8,400        165,060
  Andrew Corporation*                  6,700        134,067
  Applied Materials, Inc.*            70,500      1,383,210
  Boeing Co. (The)                    35,300      1,803,477
  Caterpillar, Inc.                   14,300      1,135,992
  Centex Corporation                   5,200        237,900
  Cooper Industries, Ltd. Class
    A                                  3,900        231,699
  Crane Co.                            2,500         78,475
  Cummins, Inc.+++                     1,800        112,500
  Danaher Corporation                 12,900        668,865
  Deere & Co.                         10,400        729,456
  Dover Corporation                    8,500        357,850
  Emerson Electric Co.                17,600      1,118,480
  Goodrich Corporation                 4,900        158,417
  Grainger (W.W.), Inc.                3,800        218,500
  Illinois Tool Works, Inc.+++        13,000      1,246,570
  Ingersoll-Rand Co. Class A           7,200        491,832
  KB HOME                              2,000        137,260
  KLA-Tencor Corporation*              8,200        404,916
  Lexmark International, Inc.*         5,400        521,262
  Lockheed Martin Corporation         18,800        979,104
  Molex, Inc.+++                       7,950        255,036
  Northrop Grumman Corporation        15,056        808,507
  Novellus Systems, Inc.*              6,200        194,928
  Pall Corporation                     5,200        136,188
  Parker Hannifin Corporation          5,000        297,300
  Pitney Bowes, Inc.                   9,700        429,225
  Power-One, Inc.*+++                  3,500         38,430
  Pulte Homes, Inc.                    5,304        275,967
  Rockwell Collins, Inc.               7,400        246,568
  Tektronix, Inc.                      3,500        119,070
  Teradyne, Inc.*+++                   8,100        183,870
  Thermo Electron Corporation*         6,910        212,413
  Thomas & Betts Corporation+++        2,500         68,075
  Tyco International, Ltd.+++         83,884      2,779,916
  United Technologies
    Corporation                       21,500      1,966,820
  Waters Corporation*                  5,000        238,900
  Xerox Corporation*+++               33,500        485,750
                                               ------------
                                                 21,640,383
                                               ------------
TECHNOLOGY -- 15.0%
  ADC Telecommunications,
    Inc.*+++                          33,800         95,992
  Adobe Systems, Inc.+++              10,000        465,000
  Advanced Micro Devices,
    Inc.*+++                          14,800        235,320

                       See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) CONTINUED

                                    SHARES        VALUE
                                  ----------   ------------
  Affiliated Computer Services,
    Inc. Class A*                      5,700   $    301,758
  Altera Corporation*                 15,700        348,854
  Analog Devices, Inc.                15,700        739,156
  Apple Computer, Inc.*               15,900        517,386
  Applera Corporation-Applied
    Biosystems Group                   8,400        182,700
  Applied Micro Circuits
    Corporation*                      13,000         69,160
  Autodesk, Inc.+++                    4,780        204,632
  Avaya, Inc.*+++                     18,548        292,873
  BMC Software, Inc.*                  9,300        172,050
  Broadcom Corporation Class A*       13,100        612,687
  CIENA Corporation*+++               23,700         88,164
  Cisco Systems, Inc.*               282,700      6,699,990
  Citrix Systems, Inc.*                7,100        144,556
  Computer Associates
    International, Inc.+++            24,500        687,470
  Computer Sciences Corporation*       7,800        362,154
  Compuware Corporation*              16,100        106,260
  Comverse Technology, Inc.*           8,200        163,508
  Corning, Inc.*                      57,400        749,644
  Dell, Inc.*                        105,500      3,779,010
  Electronic Data Systems
    Corporation                       20,300        388,745
  EMC Corporation*                   102,200      1,165,080
  Gateway, Inc.*+++                   15,600         70,200
  General Dynamics Corporation         8,300        824,190
  Hewlett-Packard Co.                127,502      2,690,292
  Intel Corporation                  270,500      7,465,800
  International Business
    Machines Corporation              70,500      6,214,575
  Intuit, Inc.*                        8,000        308,640
  Jabil Circuit, Inc.*                 8,400        211,512
  JDS Uniphase Corporation*+++        60,200        228,158
  Linear Technology Corporation       12,900        509,163
  LSI Logic Corporation*+++           16,000        121,920
  Lucent Technologies, Inc.*+++      179,176        677,285
  Maxim Integrated Products,
    Inc.                              13,500        707,670
  Mercury Interactive
    Corporation*                       3,900        194,337
  Micron Technology, Inc.*+++         25,500        390,405
  Microsoft Corporation              451,400     12,891,984
  Motorola, Inc.                      98,000      1,788,500
  National Semiconductor
    Corporation*+++                   15,000        329,850
  NCR Corporation*                     4,000        198,360
  Network Appliance, Inc.*            14,500        312,185
  Novell, Inc.*                       16,200        135,918
  Nvidia Corporation*+++               6,900        141,450
  Oracle Corporation*                217,200      2,591,196
  Parametric Technology
    Corporation*+++                   11,200         56,000
  Peoplesoft, Inc.*                   15,300        283,050
  PerkinElmer, Inc.                    5,300        106,212
  PMC-Sierra, Inc.*+++                 7,400        106,190
  QLogic Corporation*+++               3,900        103,701
  Qualcomm, Inc.                      33,900      2,474,022
  Raytheon Co.                        18,700        668,899
  Rockwell Automation, Inc.            7,800        292,578
  Sanmina-SCI Corporation*            21,800        198,380
  Scientific-Atlanta, Inc.             6,400        220,800
  Siebel Systems, Inc.*               21,000        224,280
  Solectron Corporation*+++           40,200        260,094
  Sun Microsystems, Inc.*+++         139,100        603,694
  Symantec Corporation*+++            13,000        569,140
  Symbol Technologies, Inc.            9,850        145,189
  Tellabs, Inc.*+++                   17,400        152,076
  Texas Instruments, Inc.             72,400      1,750,632
  Unisys Corporation*                 13,900        192,932
  Veritas Software Corporation*       18,075        500,678
  Xilinx, Inc.                        14,500        482,995
                                               ------------
                                                 66,967,281
                                               ------------

                                    SHARES        VALUE
                                  ----------   ------------
UTILITIES -- 6.7%
  AES Corporation (The)*              26,600   $    264,138
  Allegheny Energy, Inc.*+++           5,300         81,673
  Alltel Corporation                  12,900        652,998
  Ameren Corporation+++                7,600        326,496
  American Electric Power Co.,
    Inc.                              16,500        528,000
  AT&T Corporation                    33,185        485,497
  AT&T Wireless Services, Inc.*      114,064      1,633,396
  BellSouth Corporation               76,700      2,011,074
  Centerpoint Energy, Inc.+++         12,800        147,200
  CenturyTel, Inc.+++                  5,800        174,232
  Cinergy Corporation                  7,500        285,000
  Citizens Communications Co.*        12,000        145,200
  CMS Energy Corporation*+++           6,800         62,084
  Comcast Corporation Class A*        93,815      2,629,634
  Consolidated Edison, Inc.+++        10,100        401,576
  Constellation Energy Group,
    Inc.                               7,000        265,300
  Dominion Resources, Inc.+++         13,700        864,196
  DTE Energy Co.+++                    7,300        295,942
  Duke Energy Corporation             38,300        777,107
  Edison International+++             13,600        347,752
  Entergy Corporation                  9,652        540,609
  Exelon Corporation                  27,624        919,603
  FirstEnergy Corporation             13,784        515,659
  FPL Group, Inc.                      7,700        492,415
  KeySpan Corporation+++               6,700        245,890
  Kinder Morgan, Inc.                  5,200        308,308
  Nextel Communications, Inc.
    Class A*                          46,400      1,237,024
  Nicor, Inc.+++                       1,800         61,146
  NiSource, Inc.                      11,000        226,820
  Peoples Energy Corporation+++        1,600         67,440
  PG&E Corporation*+++                17,500        488,950
  Pinnacle West Capital
    Corporation                        3,800        153,482
  PPL Corporation                      7,400        339,660
  Progress Energy, Inc.+++            10,300        453,715
  Public Service Enterprise
    Group, Inc.+++                     9,900        396,297

                       See Notes to Financial Statements.

                                    SHARES        VALUE
                                  ----------   ------------
  Qwest Communications
    International, Inc.*              74,600   $    267,814
  SBC Communications, Inc.           138,534      3,359,450
  Sempra Energy                        9,600        330,528
  Southern Co. (The)                  30,800        897,820
  Sprint Corporation (FON
    Group)+++                         59,600      1,048,960
  TECO Energy, Inc.+++                 7,900         94,721
  TXU Corporation                     13,500        546,885
  Verizon Communications, Inc.       115,834      4,192,032
  Xcel Energy, Inc.+++                16,700        279,057
                                               ------------
                                                 29,842,780
                                               ------------
TOTAL COMMON STOCK
  (Cost $385,735,355)                           432,188,349
                                               ------------
SHORT-TERM INVESTMENTS -- 8.5%
  AB Funds Trust -- Money Market
    Fund (Retirement Class)(inf)  13,661,276     13,661,276
  Northern Institutional Liquid
    Assets Portfolio sec.         24,439,518     24,439,517
                                               ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $38,100,793)                             38,100,793
                                               ------------


                                      PAR         VALUE
                                   ---------   ------------
U.S. TREASURY OBLIGATIONS -- 0.2%
  U.S. Treasury Bills
    0.95%, 07/22/04++++            $ 955,000   $    954,513
    0.96%, 07/22/04++++               30,000         29,983
                                               ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $984,454)                                   984,496
                                               ------------
TOTAL INVESTMENTS -- 105.4%
  (Cost $424,820,602)                           471,273,638
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (5.4%)                              (24,263,468)
                                               ------------
NET ASSETS -- 100.0%                           $447,010,170
                                               ============

                       See Notes to Financial Statements.

VALUE EQUITY FUND

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/04
--------------------------------------------------------------------------------

                                                                                                         RUSSELL 1000(R) VALUE
                                        RETIREMENT CLASS*    INSTITUTIONAL CLASS*    RETAIL CLASS*              INDEX**
                                        -----------------    --------------------    -------------       ---------------------
  One Year                                   23.70%                 23.85%              23.36%                  21.13%
  Since Inception
     (8/27/01 -- 6/30/04)                     3.38%                 3.87%                3.39%                   3.60%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.absbc.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

[LINE GRAPH]

                                                                      RETIREMENT CLASS            RUSSELL 1000(R) VALUE INDEX**
                                                                      ----------------            -----------------------------
08/27/01                                                                   10000                              10000
08/31/01                                                                    9711                               9702
09/30/01                                                                    9027                               9019
10/31/01                                                                    8948                               8942
11/30/01                                                                    9408                               9462
12/31/01                                                                    9621                               9684
01/31/02                                                                    9529                               9610
02/28/02                                                                    9535                               9625
03/31/02                                                                   10031                              10081
04/30/02                                                                    9747                               9735
05/31/02                                                                    9734                               9784
06/30/02                                                                    9157                               9222
07/31/02                                                                    8273                               8365
08/31/02                                                                    8366                               8428
09/30/02                                                                    7382                               7491
10/31/02                                                                    7807                               8046
11/30/02                                                                    8306                               8553
12/31/02                                                                    7950                               8181
01/31/03                                                                    7783                               7983
02/28/03                                                                    7514                               7770
03/31/03                                                                    7528                               7783
04/30/03                                                                    8138                               8468
05/31/03                                                                    8755                               9015
06/30/03                                                                    8885                               9128
07/30/03                                                                    9041                               9264
08/31/03                                                                    9196                               9408
09/30/03                                                                    9088                               9316
10/31/03                                                                    9643                               9886
11/30/03                                                                    9791                              10020
12/31/03                                                                   10402                              10638
01/31/04                                                                   10627                              10825
02/29/04                                                                   10838                              11057
03/31/04                                                                   10736                              10960
04/30/04                                                                   10545                              10692
05/31/04                                                                   10688                              10801
06/30/04                                                                   10991                              11057

The graph compares the results of a $10,000 investment in the Retirement Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Russell 1000(R) Value Index.

*These returns reflect expense waivers by the Fund's investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**The Russell 1000(R) Value Index is a large-cap index consisting of those Russell 1000(R) index securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-earnings-ratios, higher dividend yields and lower forecasted growth values than the growth universe.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

                       Not Part of the Semi-Annual Report

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)

JUNE 30, 2004                    SHARES          VALUE
-------------                  -----------   --------------
COMMON STOCK -- 96.4%
AUTO & TRANSPORTATION -- 3.5%
  American Axle &
    Manufacturing Holdings,
    Inc.                            43,400   $    1,578,024
  AMR Corporation*+++              125,000        1,513,750
  Autoliv, Inc.                      5,600          236,320
  BorgWarner, Inc.                   2,500          109,425
  Burlington Northern Santa
    Fe Corporation                 399,900       14,024,492
  CNF, Inc.                          2,100           87,276
  CSX Corporation                   12,700          416,179
  Dana Corporation                  65,300        1,279,880
  Delphi Corporation               857,600        9,159,168
  FedEx Corporation                  4,200          343,098
  Ford Motor Co.+++                104,095        1,629,087
  General Motors
    Corporation+++                 111,700        5,204,103
  Genuine Parts Co.                 10,300          408,704
  Lear Corporation                   4,100          241,859
  Navistar International
    Corporation*                     1,700           65,892
  Norfolk Southern
    Corporation                     45,500        1,206,660
  Oshkosh Truck Corporation            200           11,462
  Paccar, Inc.                      10,350          600,197
  Southwest Airlines Co.             9,850          165,185
  Tidewater, Inc.                   14,000          417,200
  TRW Automotive Holdings
    Corporation*                     1,400           26,390
  Union Pacific Corporation        122,400        7,276,680
  Yellow Roadway Corporation*        2,800          111,608
                                             --------------
                                                 46,112,639
                                             --------------

                                 SHARES          VALUE
                               -----------   --------------
CONSUMER
  DISCRETIONARY -- 10.6%
  Activision, Inc.*                  1,400   $       22,260
  Alberto-Culver Co.                   650           32,591
  Allied Waste Industries,
    Inc.*                            9,500          125,210
  American Eagle Outfitters,
    Inc.*                              300            8,673
  AnnTaylor Stores
    Corporation*                     1,300           37,674
  AutoNation, Inc.*                 10,400          177,840
  Barnes & Noble, Inc.*              2,900           98,542
  Belo Corporation Class A           2,300           61,755
  Big Lots, Inc.*                    4,100           59,286
  BJ's Wholesale Club, Inc.*         4,100          102,500
  Black & Decker
    Corporation+++                  44,600        2,770,998
  Blockbuster, Inc. Class
    A+++                             1,500           22,770
  Borders Group, Inc.                4,600          107,824
  Brink's Co. (The)                    200            6,850
  Brinker International,
    Inc.*                              500           17,060
  Carnival Corporation+++          183,400        8,619,800
  Cendant Corporation+++           655,130       16,037,582
  ChoicePoint, Inc.*+++             18,300          835,578
  Circuit City Stores,
    Inc. -- Circuit City
    Group+++                       238,800        3,092,460
  Citadel Broadcasting
    Corporation*                     1,700           24,769
  Claire's Stores, Inc.                400            8,680
  Clear Channel
    Communications, Inc.            17,625          651,244
  Columbia Sportswear Co.*             100            5,462
  Convergys Corporation*             8,500          130,900
  Costco Wholesale
    Corporation                     25,500        1,047,285
  Cox Radio, Inc. Class A*           1,300           22,594
  Darden Restaurants, Inc.           5,300          108,915
  Dillard's, Inc. Class A+++        72,800        1,623,440
  DIRECTV Group, Inc. (The)*         4,232           72,367
  Donnelley (R.R.) & Sons Co.       12,800          422,656
  Eastman Kodak Co.+++             331,400        8,941,172
  EchoStar Communications
    Corporation Class A*            17,582          540,647
  Entercom Communications
    Corporation*                     1,100           41,030
  Federated Department
    Stores, Inc.                    17,400          854,340
  Foot Locker, Inc.                  5,000          121,700
  Gannett Co., Inc.                 16,100        1,366,085
  Gemstar-TV Guide
    International, Inc.*             8,900           42,720
  Gillette Co. (The)                 4,500          190,800
  Harte-Hanks, Inc.                    450           10,985
  Hasbro, Inc.                       9,125          173,375
  Hearst-Argyle Television,
    Inc.                             1,800           46,404
  Hilton Hotels Corporation          3,300           61,578
  Home Depot, Inc. (The)            11,000          387,200
  IKON Office Solutions, Inc.        7,100           81,437
  InterActiveCorp*                  10,461          315,295
  International Flavors &
    Fragrances, Inc.                   800           29,920
  International Speedway
    Corporation Class A                200            9,728
  Interpublic Group Cos.,
    Inc.*                            8,100          111,213
  ITT Educational Services,
    Inc.*                           38,300        1,456,166
  Jones Apparel Group, Inc.        131,800        5,203,464
  Kimberly-Clark Corporation        17,200        1,133,136
  Kmart Holding Corporation*         2,800          201,040
  Knight-Ridder, Inc.                3,900          280,800
  Lamar Advertising Co.*             1,000           43,350
  Laureate Education, Inc.*            400           15,296
  Lee Enterprises, Inc.              2,700          129,627
  Leggett & Platt, Inc.              7,100          189,641
  Liberty Media Corporation
    Class A*                        83,100          747,069
  Liberty Media
    International, Inc. Class
    A*+++                            2,880          106,848
  Limited Brands                    23,100          431,970
  Liz Claiborne, Inc.                6,600          237,468
  Manpower, Inc.                     2,800          142,156
  Marriott International,
    Inc. Class A                     1,400           69,832
  Mattel, Inc.                     227,500        4,151,875

                       See Notes to Financial Statements.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) CONTINUED

                                 SHARES          VALUE
                               -----------   --------------
  May Department Stores Co.
    (The)                           17,200   $      472,828
  Maytag Corporation                 2,100           51,471
  McClatchy Co. Class A              1,100           77,165
  McDonald's Corporation           696,400       18,106,399
  Media General, Inc. Class A          700           44,954
  Metro-Goldwyn-Mayer, Inc.          2,400           29,040
  Mohawk Industries, Inc.*           1,500          109,995
  Neiman-Marcus Group, Inc.
    Class A                          2,500          139,125
  New York Times Co. Class A           800           35,768
  Newell Rubbermaid, Inc.          219,600        5,160,600
  Nordstrom, Inc.                    2,100           89,481
  Office Depot, Inc.*              209,300        3,748,563
  Omnicom Group, Inc.                1,700          129,013
  Outback Steakhouse, Inc.+++          400           16,544
  Penney (JC) Co., Inc.             14,400          543,744
  Pier 1 Imports, Inc.+++            2,800           49,532
  Polo Ralph Lauren
    Corporation+++                   2,100           72,345
  Radio One, Inc. Class D*           2,500           40,025
  RadioShack Corporation            21,500          615,545
  Reebok International, Ltd.         2,700           97,146
  Regal Entertainment Group
    Class A+++                       2,100           38,010
  Regis Corporation                  1,500           66,885
  Rent-A-Center, Inc.*               1,300           38,909
  Republic Services, Inc.           25,700          743,758
  Sabre Holdings Corporation         8,200          227,222
  Saks, Inc.+++                      7,500          112,500
  Sears, Roebuck & Co.+++          180,200        6,804,352
  Service Corporation
    International*                  18,000          132,660
  Servicemaster Co.                  7,100           87,472
  Sirius Satellite Radio,
    Inc.*+++                        73,100          225,148
  Snap-On, Inc.                      3,400          114,070
  Stanley Works (The)+++           200,900        9,157,022
  Staples, Inc.                     29,700          870,507
  Starwood Hotels & Resorts
    Worldwide, Inc.                  7,800          349,830
  Tech Data Corporation*             3,400          133,042
  Time Warner, Inc.*               210,600        3,702,348
  Toys "R" Us, Inc.*                12,600          200,718
  Tribune Co.                       14,700          669,438
  Univision Communications,
    Inc. Class A*+++                 5,395          172,262
  VeriSign, Inc.*                    4,500           89,550
  VF Corporation                     5,000          243,500
  Viad Corporation*                  2,900           78,329
  Waste Management, Inc.           271,157        8,310,962
  Wendy's International, Inc.      248,900        8,671,676
  West Corporation*                    200            5,230
  Whirlpool Corporation+++          39,000        2,675,400
                                             --------------
                                                137,771,015
                                             --------------
CONSUMER STAPLES -- 3.9%
  Albertson's, Inc.+++             114,100        3,028,214
  Campbell Soup Co.                  6,800          182,784
  Clorox Co.                         2,600          139,828

                                 SHARES          VALUE
                               -----------   --------------
  Coca-Cola Co. (The)               13,300   $      671,384
  Coca-Cola Enterprises, Inc.       13,900          402,961
  Colgate-Palmolive Co.              5,300          309,785
  ConAgra Foods, Inc.              477,400       12,927,991
  CVS Corporation                   20,800          874,016
  Dean Foods Co.*                    9,250          345,118
  Del Monte Foods Co.*              10,800          109,728
  General Mills, Inc.               17,100          812,763
  Heinz (H.J.) Co.                 186,700        7,318,640
  Hershey Foods Corporation          2,300          106,421
  Hormel Foods Corporation           4,400          136,840
  J.M. Smucker Co. (The)             3,400          156,094
  Kellogg Co.                        6,100          255,285
  Kraft Foods, Inc. Class A         15,800          500,544
  Kroger Co.*                       43,600          793,520
  McCormick & Co., Inc.              2,000           68,000
  Pepsi Bottling Group, Inc.           900           27,486
  PepsiAmericas, Inc.                4,200           89,208
  PepsiCo, Inc.                      5,400          290,952
  Pilgrim's Pride Corporation          900           26,046
  Procter & Gamble Co.              13,350          726,774
  Rite Aid Corporation*+++           2,600           13,572
  Safeway, Inc.*                   311,200        7,885,808
  Sara Lee Corporation+++          479,415       11,021,751
  Smithfield Foods, Inc.*            5,000          147,000
  SUPERVALU, Inc.                   29,400          899,934
  Tootsie Roll Industries,
    Inc.                             1,439           46,768
  Tyson Foods, Inc. Class A         12,981          271,952
  Wrigley (W.M.), Jr. Co.              600           37,830
                                             --------------
                                                 50,624,997
                                             --------------
FINANCIAL SERVICES -- 30.5%
  A.G. Edwards, Inc.                 4,700          159,941
  Accenture, Ltd. Class A*          47,900        1,316,292
  ACE, Ltd.                        231,800        9,800,504
  AFLAC, Inc.                        2,900          118,349
  Alleghany Corporation*               312           89,544
  Allied Capital
    Corporation+++                   7,600          185,592
  Allmerica Financial
    Corporation*                     3,100          104,780
  Allstate Corporation (The)       379,900       17,684,345
  AMB Property Corporation
    REIT                             4,900          169,687
  AMBAC Financial Group, Inc.        4,850          356,184
  American Capital
    Strategies, Ltd.                 2,700           75,654
  American Financial Group,
    Inc.+++                          2,200           67,254
  American International
    Group, Inc.                     45,133        3,217,080
  American National Insurance
    Co.                                500           46,165
  AmeriCredit Corporation*           9,300          181,629

                       See Notes to Financial Statements.

                                 SHARES          VALUE
                               -----------   --------------
  AmSouth Bancorporation            20,800   $      529,776
  Annaly Mortgage Management,
    Inc. REIT+++                     7,000          118,720
  AON Corporation                   18,600          529,542
  Apartment Investment &
    Management Co. Class A
    REIT                             5,600          174,328
  Archstone-Smith Trust REIT        11,600          340,228
  Arden Realty, Inc. REIT            3,900          114,699
  Arthur J. Gallagher & Co.            300            9,135
  Associated Banc-Corp+++           27,300          808,899
  Assurant, Inc.                    50,200        1,324,276
  Assured Guaranty, Ltd.*           35,100          594,945
  Astoria Financial
    Corporation                     47,200        1,726,576
  Automatic Data Processing,
    Inc.                             4,900          205,212
  AvalonBay Communities, Inc.
    REIT                             4,200          237,384
  Bank of America Corporation      412,742       34,926,227
  Bank of Hawaii Corporation         3,200          144,704
  Bank of New York Co., Inc.
    (The)                           39,900        1,176,252
  Bank One Corporation              66,300        3,381,300
  Banknorth Group, Inc.             10,200          331,296
  BB&T Corporation                  32,829        1,213,688
  Bear Stearns Cos., Inc.
    (The)                           26,900        2,267,939
  BOK Financial Corporation*         1,057           41,508
  Boston Properties, Inc.
    REIT                             4,900          245,392
  BRE Properties, Inc. Class
    A REIT                           3,000          104,250
  Camden Property Trust REIT         2,400          109,920
  Capital One Financial
    Corporation                      4,000          273,520
  Capitol Federal
    Financial+++                     1,300           38,870
  CBL & Associates
    Properties, Inc. REIT              700           38,500
  Centerpoint Properties
    Corporation REIT                 1,400          107,450
  Charter One Financial, Inc.       13,208          583,662
  Checkfree Corporation*             1,700           51,000
  Chelsea Property Group,
    Inc. REIT                        1,500           97,830
  Chubb Corporation                101,300        6,906,634
  Cigna Corporation+++             108,900        7,493,409
  Cincinnati Financial
    Corporation                      8,815          383,629
  CIT Group, Inc.                   12,500          478,625
  Citigroup, Inc.                1,042,000       48,452,999
  City National Corporation          2,400          157,680
  CNA Financial Corporation*         1,500           44,385
  Colonial Bancgroup, Inc.           7,500          136,275
  Comerica, Inc.                   184,100       10,103,408
  Commerce Bancshares, Inc.          3,436          157,867
  Compass Bancshares, Inc.           7,200          309,600
  Conseco, Inc.*                     8,500          169,150

                                 SHARES          VALUE
                               -----------   --------------
  Countrywide Financial
    Corporation                     16,500   $    1,159,125
  Crescent Real Estate
    Equities Co. REIT              254,800        4,107,376
  Cullen/Frost Bankers, Inc.         3,000          134,250
  Deluxe Corporation+++              3,000          130,500
  Developers Diversified
    Realty Corporation REIT          6,000          212,220
  Doral Financial Corporation       49,800        1,718,100
  Duke Realty Corporation
    REIT                             8,400          267,204
  E*TRADE Financial
    Corporation*                     9,300          103,695
  Equifax, Inc.                      2,600           64,350
  Equity Office Properties
    Trust REIT                      23,885          649,672
  Equity Residential
    Properties Trust REIT           16,600          493,518
  Erie Indemnity Co. Class A         1,700           79,526
  Everest Re Group, Ltd.            19,300        1,550,948
  Fair Isaac & Co., Inc.               600           20,028
  Fannie Mae                         6,000          428,160
  Federal Realty Investors
    Trust REIT                       3,000          124,770
  Federated Investors, Inc.
    Class B                            500           15,170
  Fidelity National
    Financial, Inc.                  9,479          353,946
  Fifth Third Bancorp                4,300          231,254
  First American
    Corporation+++                   4,600          119,094
  First Horizon National
    Corporation+++                   7,300          331,931
  FirstMerit Corporation+++          5,000          131,850
  Franklin Resources, Inc.           8,300          415,664
  Freddie Mac                      137,700        8,716,410
  Fremont General Corporation        1,000           17,650
  Friedman, Billings, Ramsey
    Group, Inc. Class A
    REIT+++                         35,000          692,650
  Fulton Financial
    Corporation                      7,240          145,886
  General Growth Properties,
    Inc. REIT                      116,800        3,453,776
  Genworth Financial, Inc.
    Class A*                         7,400          169,830
  Golden West Financial
    Corporation                      5,000          531,750
  Goldman Sachs Group, Inc.         18,100        1,704,296
  Greenpoint Financial
    Corporation                      6,500          258,050
  Hartford Financial Services
    Group, Inc.+++                 328,000       22,546,719
  HCC Insurance Holdings,
    Inc.                             2,800           93,548
  Health Care Property
    Investors, Inc. REIT             7,800          187,512
  Health Care REIT, Inc.             3,000           97,500
  Hibernia Corporation Class
    A                                9,200          223,560

                       See Notes to Financial Statements.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) CONTINUED

                                 SHARES          VALUE
                               -----------   --------------
  Hospitality Properites
    Trust REIT                       4,000   $      169,200
  Host Marriott Corporation
    REIT*                           19,000          234,840
  HRPT Properties Trust REIT        10,500          105,105
  Hudson United Bancorp              2,700          100,656
  Huntington Bancshares, Inc.       13,600          311,440
  Independence Community Bank
    Corporation                     30,978        1,127,599
  IndyMac Bancorp, Inc.              1,800           56,880
  Instinet Group, Inc.*              6,900           36,432
  International Bancshares
    Corporation                      2,100           85,155
  iStar Financial, Inc.
    REIT+++                          6,500          260,000
  Janus Capital Group, Inc.         14,200          234,158
  Jefferies Group, Inc.+++           3,000           92,760
  Jefferson-Pilot Corporation        8,300          421,640
  JP Morgan Chase & Co.            573,322       22,227,694
  KeyCorp                          279,750        8,361,728
  Kimco Realty Corporation
    REIT                             5,700          259,350
  Lehman Brothers Holdings,
    Inc.                            16,342        1,229,736
  Leucadia National
    Corporation                      3,100          154,070
  Liberty Property Trust
    REIT+++                          5,000          201,050
  Lincoln National
    Corporation                     10,300          486,675
  Loews Corporation                  8,800          527,648
  M & T Bank Corporation             4,500          392,850
  Macerich Co. (The) REIT+++         3,500          167,545
  Mack-Cali Realty
    Corporation REIT                 3,600          148,968
  Markel Corporation*                  300           83,250
  Marshall & Ilsley
    Corporation                     13,100          512,079
  MBIA, Inc.                         8,550          488,376
  MBNA Corporation                  45,700        1,178,603
  Mellon Financial
    Corporation                     17,400          510,342
  Mercantile Bankshares
    Corporation                      4,700          220,054
  Mercury General Corporation        1,500           74,475
  Merrill Lynch & Co., Inc.        192,267       10,378,573
  MetLife, Inc.                     23,800          853,230
  MGIC Investment
    Corporation+++                 109,300        8,291,498
  Mills Corporation (The)
    REIT                            14,000          653,800
  Morgan Stanley                   131,500        6,939,255
  National City Corporation        122,800        4,299,228
  National Commerce Financial
    Corporation                     12,100          393,250
  Nationwide Financial
    Services Class A                 3,300          124,113
  New Plan Excel Realty Trust
    REIT+++                          5,900          137,824
  New York Community Bancorp,
    Inc.+++                         15,654          307,288
  North Fork Bancorporation,
    Inc.+++                         73,800        2,808,090

                                 SHARES          VALUE
                               -----------   --------------
  Northern Trust Corporation         8,100   $      342,468
  Nuveen Investments, Inc.
    Class A                            400           10,720
  Odyssey Re Holdings
    Corporation+++                     700           16,800
  Old Republic International
    Corporation                     10,750          254,990
  Pan Pacific Retail
    Properties, Inc. REIT            2,400          121,248
  People's Bank+++                   2,250           70,088
  Plum Creek Timber Co., Inc.
    REIT                            10,862          353,884
  PMI Group, Inc. (The)              5,700          248,064
  PNC Financial Services
    Group, Inc.                     16,700          886,436
  Popular, Inc.                     18,900          808,353
  Principal Financial Group         18,900          657,342
  Progressive Corporation
    (The)                           10,800          921,240
  ProLogis REIT                     10,689          351,882
  Protective Life Corporation        4,100          158,547
  Provident Financial Group,
    Inc.+++                          2,500           98,650
  Providian Financial
    Corporation*                    12,400          181,908
  Prudential Financial, Inc.        26,000        1,208,220
  Public Storage, Inc. REIT          4,800          220,848
  Radian Group, Inc.                 3,600          172,440
  Raymond James Financial,
    Inc.                             3,600           95,220
  Rayonier, Inc. REIT                2,940          130,683
  Reckson Associates Realty
    Corporation REIT                 4,000          109,840
  Regency Centers Corporation
    REIT                             1,500           64,350
  Regions Financial
    Corporation                     78,700        2,876,485
  Reinsurance Group of
    America, Inc.+++                 1,700           69,105
  RenaissanceRe Holdings,
    Ltd.                            30,000        1,618,500
  Rouse Co. (The) REIT               6,100          289,750
  Ryder System, Inc.                 2,100           84,147
  Safeco Corporation                 8,200          360,800
  Schwab (Charles)
    Corporation (The)                7,000           67,270
  Shurgard Storage Centers,
    Inc. Class A REIT+++             2,700          100,980
  Simon Property Group, Inc.
    REIT                             9,200          473,064
  Sky Financial Group, Inc.          5,500          136,015
  SL Green Realty Corporation
    REIT                             2,300          107,640
  SLM Corporation                  188,600        7,628,870
  South Financial Group, Inc.        3,500           99,190
  SouthTrust Corporation            19,500          756,795
  Sovereign Bancorp, Inc.           18,100          400,010
  St. Paul Travelers Cos.,
    Inc.                            72,445        2,936,921
  Stancorp Financial Group,
    Inc.                             1,700          113,900

                       See Notes to Financial Statements.

                                 SHARES          VALUE
                               -----------   --------------
  State Street Corporation          10,200   $      500,208
  Student Loan Corporation+++          200           27,300
  Sungard Data Systems, Inc.*        2,100           54,600
  SunTrust Banks, Inc.+++           72,300        4,698,777
  Synovus Financial
    Corporation                    112,200        2,840,904
  TCF Financial
    Corporation+++                     500           29,025
  Thornburg Mortgage, Inc.
    REIT+++                          4,800          129,360
  Torchmark Corporation              6,600          355,080
  Transatlantic Holdings,
    Inc.                             1,100           89,089
  Trizec Properties, Inc.
    REIT                             5,200           84,552
  Union Planters Corporation        11,200          333,872
  UnionBanCal Corporation            3,300          186,120
  United Dominion Realty
    Trust, Inc. REIT                 7,600          150,328
  Unitrin, Inc.                      1,600           68,160
  UnumProvident Corporation         17,500          278,250
  US Bancorp                       575,926       15,872,521
  Valley National Bancorp            5,536          139,950
  Ventas, Inc. REIT                  2,200           51,370
  Vornado Realty Trust REIT          5,700          325,527
  W Holding Co., Inc.                1,800           30,906
  W.R. Berkley Corporation           3,875          166,431
  Wachovia Corporation             322,050       14,331,225
  Washington Federal, Inc.           4,634          111,216
  Washington Mutual, Inc.          449,714       17,376,949
  Webster Financial
    Corporation                      3,100          145,762
  Weingarten Realty Investors
    REIT                               400           12,512
  WellChoice, Inc.*+++                 900           37,260
  Wells Fargo & Co.                196,272       11,232,647
  Westcorp+++                          900           40,905
  WFS Financial, Inc.*                 200            9,902
  Whitney Holding Corporation        2,400          107,208
  Wilmington Trust
    Corporation                      3,900          145,158
  XL Capital, Ltd. Class A+++      156,400       11,801,944
  Zions Bancorporation               5,300          325,685
                                             --------------
                                                395,236,050
                                             --------------
HEALTHCARE -- 6.3%
  Aetna, Inc.                        6,200          527,000
  AmerisourceBergen
    Corporation                     47,546        2,842,300
  Andrx Corporation*+++              1,600           44,688
  Anthem, Inc.*                     56,431        5,053,960
  Bausch & Lomb, Inc.                1,200           78,084
  Baxter International, Inc.       289,200        9,980,292
  Biogen Idec, Inc.*                 1,000           63,250
  Bristol-Myers Squibb Co.+++      377,600        9,251,200
  Caremark Rx, Inc.*                11,800          388,692
  Community Health Systems,
    Inc.*                            1,500           40,155
  Conventry Health Care,
    Inc.*                           11,500          562,350
  Dade Behring Holdings,
    Inc.*                              300           14,256
  Eyetech Pharmaceuticals,
    Inc.*                              100            4,292
  HCA, Inc.                         16,600          690,394
  Health Management
    Associates, Inc. Class A         1,600           35,872
  Health Net, Inc.*+++             331,800        8,792,700
  Henry Schein, Inc.*                  300           18,942
  Hospira, Inc*                      9,200          253,920
  Humana, Inc.*                      9,500          160,550
  ICOS Corporation*+++               1,600           47,744
  Invitrogen Corporation*            1,600          115,184
  IVAX Corporation*+++             121,000        2,902,790
  Johnson & Johnson                 41,000        2,283,700
  King Pharmaceuticals, Inc.*       14,300          163,735
  Laboratory Corporation of
    America Holdings*                  400           15,880
  Manor Care, Inc.                   1,000           32,680
  McKesson Corporation              36,200        1,242,746
  Medco Health Solutions,
    Inc.*                          135,717        5,089,388
  Medtronic, Inc.                   52,800        2,572,416
  Merck & Co., Inc.                179,800        8,540,500
  Millennium Pharmaceuticals,
    Inc.*                            8,400          115,920
  Omnicare, Inc.+++                  1,100           47,091
  PacifiCare Health Systems,
    Inc.*                            3,900          150,774
  Pfizer, Inc.                      64,600        2,214,488
  Protein Design Labs, Inc.*         4,600           87,998
  Respironics, Inc.*+++             11,900          699,125
  Schering-Plough Corporation      418,400        7,732,032
  Tenet Healthcare
    Corporation*                    27,500          368,775
  Triad Hospitals, Inc.*+++          2,900          107,967
  Universal Health Services,
    Inc. Class B                     1,300           59,657

                                 SHARES          VALUE
                               -----------   --------------
  Watson Pharmaceuticals,
    Inc.*                            4,700   $      126,430
  WebMD Corporation*+++              7,300           68,036
  WellPoint Health Networks,
    Inc.*                            1,000          112,010
  Wyeth                            226,000        8,172,160
                                             --------------
                                                 81,872,123
                                             --------------
INTEGRATED OILS -- 8.5%
  Amerada Hess Corporation          42,600        3,373,494
  BP PLC ADR+++                    234,068       12,539,023
  ChevronTexaco Corporation        273,298       25,720,075
  ConocoPhillips                   390,988       29,828,474
  ExxonMobil Corporation           395,400       17,559,714
  Marathon Oil Corporation         216,900        8,207,496
  Murphy Oil Corporation             4,800          353,760
  Occidental Petroleum
    Corporation                    260,500       12,610,805
  Unocal Corporation                15,600          592,800
                                             --------------
                                                110,785,641
                                             --------------
MATERIALS & PROCESSING --6.5%
  Air Products & Chemicals,
    Inc.                            13,400          702,830
  Alcoa, Inc.                      231,100        7,633,233
  Archer-Daniels-Midland Co.        34,489          578,725
  Ashland, Inc.                      4,200          221,802

                       See Notes to Financial Statements.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) CONTINUED

                                 SHARES          VALUE
                               -----------   --------------
  Ball Corporation                   1,700   $      122,485
  Bemis Co.                          6,300          177,975
  Boise Cascade Corporation          5,200          195,728
  Bowater, Inc.+++                   3,300          137,247
  Cabot Corporation+++              23,100          940,170
  Dow Chemical Co. (The)            51,844        2,110,051
  Du Pont (E.I.) de Nemours &
    Co.                             59,200        2,629,664
  Eastman Chemical Co.+++          155,700        7,198,011
  Energizer Holdings, Inc.*          2,700          121,500
  Engelhard Corporation             35,800        1,156,698
  Florida Rock Industries,
    Inc.                             1,300           54,821
  Fluor Corporation+++               3,000          143,010
  Forest City Enterprises,
    Inc. Class A                     1,800           95,400
  Georgia-Pacific Corporation      165,971        6,137,608
  Harsco Corporation                 1,600           75,200
  Hughes Supply, Inc.                8,800          518,584
  International Paper Co.          206,700        9,239,490
  International Steel Group,
    Inc.*                              900           26,775
  Jacobs Engineering Group,
    Inc.*                              700           27,566
  Lafarge North America, Inc.        2,000           86,600
  Louisiana-Pacific
    Corporation                      6,400          151,360
  Lubrizol Corporation              27,100          992,402
  Lyondell Chemical Co.+++         294,300        5,117,877
  Martin Marietta Materials,
    Inc.                             2,900          128,557
  Masco Corporation                 25,900          807,562
  MeadWestvaco Corporation          11,947          351,122
  Monsanto Co.                     261,400       10,063,900
  Newmont Mining Corporation         8,500          329,460
  Nucor Corporation+++              74,400        5,710,944
  Owens-Illinois, Inc.*              6,500          108,940
  Packaging Corporation of
    America                          3,600           86,040
  Pactiv Corporation*              266,500        6,646,510
  Phelps Dodge Corporation          22,400        1,736,224
  PPG Industries, Inc.              10,100          631,149
  Praxair, Inc.                     13,700          546,767
  Precision Castparts
    Corporation                      1,800           98,442
  Rohm & Haas Co.                    9,500          395,010
  RPM International, Inc.           61,300          931,760
  Scotts Co. (The) Class A*          1,000           63,880
  Sealed Air Corporation*              800           42,616
  Sherwin-Williams Co. (The)        76,200        3,166,110
  Sigma-Aldrich Corporation          3,100          184,791
  Smurfit-Stone Container
    Corporation*                    14,900          297,255
  Sonoco Products Co.                5,800          147,900
  Southern Peru Copper
    Corporation                        400           16,532
  Temple-Inland, Inc.                3,300          228,525
  Timken Co.                         2,000           52,980
  United States Steel
    Corporation+++                  13,000          456,560
  Valspar Corporation                3,000          151,170
  Vulcan Materials Co.               6,000          285,300
  Weyerhaeuser Co.                  76,000        4,797,120
  Worthington Industries,
    Inc.                               600           12,318
                                             --------------
                                                 85,068,256
                                             --------------

                                 SHARES          VALUE
                               -----------   --------------
OTHER -- 1.7%
  Allete, Inc.                       5,200   $      173,160
  Brunswick Corporation              2,300           93,840
  Carlisle Cos., Inc.                1,800          112,050
  Eaton Corporation                  8,900          576,186
  General Electric Co.             551,800       17,878,320
  Hillenbrand Industries,
    Inc.                             2,500          151,125
  Honeywell International,
    Inc.                            50,800        1,860,804
  ITT Industries, Inc.               3,500          290,500
  Johnson Controls, Inc.             8,500          453,730
  SPX Corporation                    4,200          195,048
  Teleflex, Inc.                     2,100          105,315
  Textron, Inc.                      7,000          415,450
  Wesco Financial Corporation          100           36,200
                                             --------------
                                                 22,341,728
                                             --------------
OTHER ENERGY -- 3.0%
  Anadarko Petroleum
    Corporation                     98,800        5,789,680
  Apache Corporation                19,282          839,731
  Arch Coal, Inc.                    2,000           73,180
  Burlington Resources, Inc.        20,700          748,926
  Chesapeake Energy
    Corporation+++                  14,300          210,496
  CONSOL Energy, Inc.+++             2,000           72,000
  Cooper Cameron Corporation*       49,500        2,410,650
  Devon Energy Corporation          14,219          938,454
  Diamond Offshore Drilling,
    Inc.+++                          1,700           40,511
  Dynegy, Inc. Class A*             16,700           71,142
  El Paso Corporation+++            37,872          298,431
  ENSCO International, Inc.          3,900          113,490
  EOG Resources, Inc.                6,900          411,999
  Equitable Resources, Inc.          3,700          191,327
  Kerr-McGee Corporation+++         61,375        3,300,134
  Massey Energy Co.                  4,500          126,945
  National-Oilwell, Inc.*            1,800           56,682
  Newfield Exploration Co.*          1,700           94,758
  Noble Energy, Inc.                 3,400          173,400
  NRG Energy, Inc.*                  4,600          114,080
  Patterson-UTI Energy, Inc.           400           13,364
  Peabody Energy Corporation         3,800          212,762
  Pioneer Natural Resouces
    Co.                              7,100          249,068
  Pogo Producing Co.                 3,000          148,200
  Premcor, Inc.*                     2,300           86,250
  Pride International,
    Inc.*+++                         3,500           59,885
  Reliant Energy, Inc.*+++         319,973        3,465,308
  Rowan Cos., Inc.*+++               3,100           75,423
  Sunoco, Inc.                       4,500          286,290

                       See Notes to Financial Statements.

                                 SHARES          VALUE
                               -----------   --------------
  Tesoro Petroleum
    Corporation*+++                 26,100   $      720,360
  Texas Genco Holdings,
    Inc.+++                            900           40,581
  Transocean, Inc.*+++             319,500        9,246,330
  Valero Energy Corporation         46,000        3,392,960
  Varco International, Inc.*         5,000          109,450
  Williams Cos., Inc.              463,400        5,514,460
                                             --------------
                                                 39,696,707
                                             --------------
PRODUCER DURABLES -- 5.6%
  AGCO Corporation*                  5,300          107,961
  Agilent Technologies, Inc.*        2,500           73,200
  Alliant Techsystems, Inc.*           800           50,672
  American Power Conversion
    Corporation                      4,700           92,355
  American Tower Corporation
    Class A*+++                     12,700          193,040
  AMETEK, Inc.                       1,200           37,080
  Andrew Corporation*                5,400          108,054
  Boeing Co. (The)                 157,300        8,036,457
  Briggs & Stratton
    Corporation                        300           26,505
  Caterpillar, Inc.                  4,800          381,312
  Centex Corporation                 3,800          173,850
  Crane Co.+++                       3,100           97,309
  Crown Castle International
    Corporation*                    20,800          306,800
  Cummins, Inc.+++                   2,300          143,750
  Deere & Co.                        8,500          596,190
  Diebold, Inc.                      4,300          227,341
  Dover Corporation                  2,300           96,830
  DR Horton, Inc.                    6,250          177,500
  Emerson Electric Co.             198,600       12,621,030
  Goodrich Corporation               7,000          226,310
  Grainger (W.W.), Inc.              4,200          241,500
  Hovnanian Enterprises, Inc.
    Class A*                           500           17,355
  Hubbell, Inc. Class B              3,600          168,156
  Illinois Tool Works, Inc.            900           86,301
  KB HOME+++                        34,600        2,374,598
  Lennar Corporation Class A         4,500          201,240
  Lockheed Martin Corporation       22,200        1,156,176
  MDC Holdings, Inc.                   600           38,166
  Mettler Toledo
    International, Inc.*             1,100           54,054
  Molex, Inc.+++                     1,400           44,912
  Northrop Grumman
    Corporation                    239,270       12,848,799
  Novellus Systems, Inc.*            2,200           69,168
  Pall Corporation                   6,800          178,092
  Parker Hannifin Corporation        7,100          422,166
  Pentair, Inc.                      5,900          198,476
  Pitney Bowes, Inc.                97,300        4,305,525
  Polycom, Inc.*+++                 59,500        1,333,395
  Pulte Homes, Inc.                  3,600          187,308
  Roper Industries, Inc.               300           17,070
  Ryland Group, Inc.                 1,200           93,840
  Standard-Pacific
    Corporation                      1,900           93,670

                                 SHARES          VALUE
                               -----------   --------------
  Steelcase, Inc. Class A            2,900   $       40,600
  Tektronix, Inc.                      700           23,814
  Thermo Electron
    Corporation*                     4,300          132,182
  Toll Brothers, Inc.*+++            1,600           67,712
  Tyco International, Ltd.+++      359,800       11,923,772
  United Defense Industries,
    Inc.*                            6,300          220,500
  United Technologies
    Corporation                    130,750       11,961,010
  Xerox Corporation*+++             43,000          623,500
                                             --------------
                                                 72,896,603
                                             --------------
TECHNOLOGY -- 5.3%
  3Com Corporation*                 23,100          144,375
  ADC Telecommunications,
    Inc.*+++                        14,200           40,328
  Adobe Systems, Inc.               28,153        1,309,115
  Advanced Fibre
    Communications, Inc.*            3,400           68,680
  Advanced Micro Devices,
    Inc.*+++                         9,700          154,230
  Affiliated Computer
    Services, Inc. Class A*          2,200          116,468
  Amphenol Corporation Class
    A*                               1,100           36,652
  Apple Computer, Inc.*             11,200          364,448
  Applera Corporation-Applied
    Biosystems Group                11,900          258,825
  Applied Micro Circuits
    Corporation*                     9,600           51,072
  Arrow Electronics, Inc.*          63,500        1,703,070
  Autodesk, Inc.+++                 36,400        1,558,284
  Avnet, Inc.*                       7,100          161,170
  Avocent Corporation*+++              400           14,696
  AVX Corporation+++                 1,900           27,455
  BearingPoint, Inc.*                7,900           70,073
  BMC Software, Inc.*                9,400          173,900
  Cadence Design Systems,
    Inc.*+++                         7,100          103,873
  Ceridian Corporation*+++           3,100           69,750
  CIENA Corporation*+++             30,791          114,543
  Computer Associates
    International, Inc.+++           7,100          199,226
  Computer Sciences
    Corporation*                   176,100        8,176,323
  Compuware Corporation*            22,700          149,820
  Comverse Technology, Inc.*         5,200          103,688
  Conexant Systems, Inc.*           12,300           53,259
  Corning, Inc.*                   206,400        2,695,584
  Electronic Data Systems
    Corporation+++                 339,700        6,505,255
  EMC Corporation*                  28,900          329,460
  Fairchild Semicoductor
    International, Inc.*             3,200           52,384
  Foundry Networks, Inc.*            2,400           33,768
  General Dynamics
    Corporation                     44,700        4,438,710
  Harris Corporation                 1,300           65,975

                       See Notes to Financial Statements.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) CONTINUED

                                 SHARES          VALUE
                               -----------   --------------
  Hewlett-Packard Co.              738,150   $   15,574,964
  Ingram Micro, Inc. Class A*        6,200           89,714
  International Business
    Machines Corporation            59,100        5,209,665
  International Rectifier
    Corporation*                       700           28,994
  Intersil Corporation Class
    A                                4,300           93,138
  L-3 Communications
    Holdings, Inc.                   2,800          187,040
  LSI Logic Corporation*            12,400           94,488
  Lucent Technologies,
    Inc.*+++                       253,400          957,852
  Maxtor Corporation*                8,500           56,355
  Micron Technology, Inc.*+++       18,100          277,111
  Microsoft Corporation            247,200        7,060,032
  Motorola, Inc.                   193,300        3,527,725
  NCR Corporation*                   1,200           59,508
  Network Associates, Inc.*          1,600           29,008
  Oracle Corporation*               23,500          280,355
  PanAmSat Corporation*+++           1,700           39,474
  Peoplesoft, Inc.*                 16,600          307,100
  PerkinElmer, Inc.                  3,600           72,144
  QLogic Corporation*                  900           23,931
  Raytheon Co.                      59,800        2,139,046
  Reynolds & Reynolds Co.
    (The) Class A                      300            6,939
  Rockwell Automation, Inc.          3,800          142,538
  Sandisk Corporation*               1,600           34,704
  Sanmina-SCI Corporation*          15,176          138,102
  Scientific-Atlanta, Inc.           9,100          313,950
  Seagate Technology, Inc. +*        4,600                0
  Siebel Systems, Inc.*              5,900           63,012
  Storage Technology
    Corporation*                    52,200        1,513,800
  Sun Microsystems, Inc.*          196,700          853,678
  Sybase, Inc.*                      5,700          102,600
  Tellabs, Inc.*+++                 14,500          126,730
  TIBCO Software, Inc.*              2,300           19,435
  Unisys Corporation*               18,700          259,556
  UTStarcom, Inc.*                     700           21,175
  Vishay Intertechnology,
    Inc.*                            7,000          130,060
  Western Digital
    Corporation*                     8,900           77,074
                                             --------------
                                                 69,255,456
                                             --------------

                                 SHARES          VALUE
                               -----------   --------------
UTILITIES -- 11.0%
  AGL Resources, Inc.                3,800   $      110,390
  Allegheny Energy, Inc.*            6,100           94,001
  Alliant Energy Corporation        55,900        1,457,872
  Alltel Corporation                18,200          921,284
  Amdocs, Ltd.*+++                  16,600          388,938
  Ameren Corporation                10,800          463,968
  American Electric Power
    Co., Inc.+++                   265,100        8,483,200
  Aqua America, Inc.+++              5,525          110,776
  AT&T Corporation                 354,260        5,182,824
  AT&T Wireless Services,
    Inc.*                           67,000          959,440
  BellSouth Corporation            199,100        5,220,402
  Cablevision Systems
    Corporation Class A*+++          1,375           27,019
  Centerpoint Energy, Inc.+++      264,900        3,046,350
  CenturyTel, Inc.+++               92,700        2,784,708
  Cinergy Corporation               10,600          402,800
  Citizens Communications
    Co.*                            17,000          205,700
  Comcast Corporation Class
    A*                             284,763        7,981,907
  Consolidated Edison,
    Inc.+++                         14,200          564,592
  Constellation Energy Group,
    Inc.                            10,000          379,000
  Cox Communications, Inc.
    Class A*+++                     15,500          430,745
  Dominion Resources, Inc.          19,319        1,218,643
  DPL, Inc.                          7,500          145,650
  DTE Energy Co.+++                 65,800        2,667,532
  Duke Energy Corporation          234,300        4,753,947
  Edison International              19,300          493,501
  Energy East Corporation            8,700          210,975
  Entergy Corporation              196,500       11,005,965
  Exelon Corporation               187,874        6,254,325
  FirstEnergy Corporation          311,212       11,642,441
  FPL Group, Inc.                   10,900          697,055
  Great Plains Energy, Inc.          4,100          121,770
  Hawaiian Electric
    Industries+++                    4,800          125,280
  KeySpan Corporation+++           120,100        4,407,670
  Kinder Morgan, Inc.                4,800          284,592
  MDU Resources Group, Inc.          6,950          167,009
  National Fuel Gas Co.+++           4,300          107,500
  Nextel Communications, Inc.
    Class A*                        12,200          325,252
  NiSource, Inc.                    57,600        1,187,712
  Northeast Utilities               70,800        1,378,476
  NSTAR                              3,100          148,428
  NTL, Inc.*+++                      4,100          236,242
  OGE Energy Corporation             5,200          132,444
  Oneok, Inc.                       32,700          719,073
  Pepco Holdings, Inc.              10,198          186,419
  PG&E Corporation*                 23,600          659,384
  Pinnacle West Capital
    Corporation                      5,400          218,106
  PPL Corporation                  134,400        6,168,960
  Progress Energy, Inc.             14,600          643,130
  Progress Energy, Inc.
    Contingent Value
    Obligation*+                     3,100            1,209
  Public Service Enterprise
    Group, Inc.                     14,000          560,420
  Puget Energy, Inc.                 5,900          129,269
  Questar Corporation               40,000        1,545,600
  Qwest Communications
    International, Inc.*            87,500          314,125
  SBC Communications, Inc.         195,900        4,750,575
  SCANA Corporation+++              44,400        1,614,828
  Sempra Energy                     80,300        2,764,729
  Southern Co. (The)                43,600        1,270,940

                       See Notes to Financial Statements.

                                 SHARES          VALUE
                               -----------   --------------
  Sprint Corporation (FON
    Group)                          65,700   $    1,156,320
  TECO Energy, Inc.+++              11,100          133,089
  Telephone & Data Systems,
    Inc.                             1,600          113,920
  TXU Corporation                   94,600        3,832,246
  UGI Corporation                    3,000           96,300
  UnitedGlobalCom, Inc. Class
    A*+++                            4,400           31,944
  US Cellular Corporation*+++          500           19,275
  Vectren Corporation                4,500          112,905
  Verizon Communications,
    Inc.                           757,124       27,400,317
  Westar Energy, Inc.+++            34,000          676,940
  Western Gas Resources, Inc.        3,200          103,936
  Wisconsin Energy
    Corporation                      7,000          228,270
  WPS Resources Corporation          2,200          101,970
  Xcel Energy, Inc.+++              23,640          395,024
                                             --------------
                                                142,877,548
                                             --------------
TOTAL COMMON STOCK
  (Cost $1,091,537,113)                       1,254,538,763
                                             --------------
SHORT-TERM INVESTMENTS -- 13.4%
  AB Funds Trust -- Money
    Market Fund (Retirement
    Class)(inf)                 48,032,689       48,032,689
  Northern Institutional
    Liquid Assets Portfolio
    sec.                       126,956,118      126,956,118
                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $174,988,807)                           174,988,807
                                             --------------


                                   PAR           VALUE
                                ----------   --------------
U.S. TREASURY OBLIGATIONS -- 0.3%
  U.S. Treasury Bills
    0.95%, 07/22/04++++         $3,940,000   $    3,937,990
    1.07%, 07/22/04++++            135,000          134,916
                                             --------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $4,072,732)                               4,072,906
                                             --------------
TOTAL INVESTMENTS -- 110.1%
  (Cost $1,270,598,652)                       1,433,600,476
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (10.1%)                            (131,589,929)
                                             --------------
NET ASSETS -- 100.0%                         $1,302,010,547
                                             ==============

                       See Notes to Financial Statements.

GROWTH EQUITY FUND

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/04
--------------------------------------------------------------------------------

                                                                                                        RUSSELL 1000(R) GROWTH
                                       RETIREMENT CLASS*    INSTITUTIONAL CLASS*    RETAIL CLASS*              INDEX**
                                       -----------------    --------------------    -------------       ----------------------
  One Year                                  19.47%                 19.55%              19.05%                   17.88%
  Since Inception
  (8/27/01 -- 6/30/04)                      (1.32%)                (1.21%)             (1.57%)                  (1.98%)

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.absbc.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

[LINE GRAPH]

                                                                      RETIREMENT CLASS            RUSSELL 1000(R) GROWTH INDEX**
                                                                      ----------------            ------------------------------
08/27/01                                                                   10000                              10000
08/31/01                                                                    9492                               9481
09/30/01                                                                    8506                               8535
10/31/01                                                                    8945                               8982
11/30/01                                                                    9837                               9845
12/31/01                                                                    9812                               9827
01/31/02                                                                    9642                               9653
02/28/02                                                                    9266                               9253
03/31/02                                                                    9642                               9573
04/30/02                                                                    8858                               8791
05/31/02                                                                    8619                               8579
06/30/02                                                                    7954                               7785
07/31/02                                                                    7345                               7357
08/31/02                                                                    7351                               7379
09/30/02                                                                    6566                               6614
10/31/02                                                                    7207                               7220
11/30/02                                                                    7646                               7612
12/31/02                                                                    7050                               7087
01/31/03                                                                    6874                               6915
02/28/03                                                                    6861                               6883
03/31/03                                                                    7043                               7011
04/30/03                                                                    7577                               7529
05/31/03                                                                    7966                               7905
06/30/03                                                                    8060                               8014
07/30/03                                                                    8286                               8214
08/31/03                                                                    8506                               8418
09/30/03                                                                    8336                               8328
10/31/03                                                                    8864                               8795
11/30/03                                                                    8845                               8888
12/31/03                                                                    9134                               9195
01/31/04                                                                    9272                               9383
02/29/04                                                                    9353                               9442
03/31/04                                                                    9309                               9267
04/30/04                                                                    9247                               9159
05/31/04                                                                    9460                               9330
06/30/04                                                                    9630                               9447

The graph compares the results of a $10,000 investment in the Retirement Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Russell 1000(R) Growth Index.

*These returns reflect expense waivers by the Fund's investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**The Russell 1000(R) Growth Index is a large-cap index consisting of those Russell 1000(R) Index securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings-ratios, lower dividend yields and higher forecasted growth values than the value universe.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

                       Not Part of the Semi-Annual Report

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)

JUNE 30, 2004                    SHARES          VALUE
-------------                  -----------   --------------
COMMON STOCK -- 94.8%
AUTO & TRANSPORTATION -- 3.5%
  FedEx Corporation                130,965   $   10,698,531
  Harley-Davidson, Inc.+++         478,000       29,607,320
  United Parcel Service, Inc.
    Class B                        141,300       10,621,521
                                             --------------
                                                 50,927,372
                                             --------------
CONSUMER DISCRETIONARY -- 23.7%
  Amazon.com, Inc.*                494,300       26,889,920
  Apollo Group, Inc. Class A*      300,000       26,487,000
  Avon Products, Inc.              102,000        4,706,280
  Bed Bath & Beyond, Inc.*         271,173       10,426,602
  Coach, Inc.*                      95,000        4,293,050
  eBay, Inc.*                      652,040       59,955,078
  Electronic Arts, Inc.*           126,239        6,886,337
  Estee Lauder Cos., Inc.
    (The) Class A                   47,500        2,317,050
  Kohl's Corporation*              143,600        6,071,408
  Lowe's Cos., Inc.                490,507       25,776,143
  McDonald's Corporation            83,100        2,160,600
  Nike, Inc. Class B               207,461       15,715,171
  Pixar, Inc.*+++                  142,800        9,926,028
  Scripps Co. (E.W.) Class A        78,900        8,284,500
  Starbucks Corporation*+++        775,600       33,723,088
  Tiffany & Co.                    470,850       17,350,823
  Tribune Co.                      119,900        5,460,246
  Wal-Mart Stores, Inc.            493,378       26,030,623
  Weight Watchers
    International, Inc.*+++         92,800        3,632,192
  XM Satellite Radio
    Holdings, Inc. Class
    A*+++                          415,305       11,333,673
  Yahoo!, Inc.*+++                 973,800       35,378,154
                                             --------------
                                                342,803,966
                                             --------------
CONSUMER STAPLES -- 6.1%
  Colgate-Palmolive Co.            107,200        6,265,840
  CVS Corporation+++                80,771        3,393,997
  PepsiCo, Inc.                    396,196       21,347,041
  Procter & Gamble Co.             385,668       20,995,766
  Sysco Corporation                275,000        9,864,250
  Walgreen Co.                     562,000       20,350,020
  Wrigley (W.M.), Jr. Co.          100,700        6,349,135
                                             --------------
                                                 88,566,049
                                             --------------
FINANCIAL SERVICES -- 13.3%
  Accenture, Ltd. Class A*         155,000        4,259,400
  AFLAC, Inc.+++                   382,100       15,593,501
  American Express Co.              60,000        3,082,800
  American International
    Group, Inc.                     77,400        5,517,072
  Automatic Data Processing,
    Inc.                           139,479        5,841,381
  Capital One Financial
    Corporation                    222,100       15,187,198
  Citigroup, Inc.                  445,333       20,707,984
  Countrywide Financial
    Corporation                    162,829       11,438,737
  Fannie Mae                        57,000        4,067,520
  Fifth Third Bancorp              110,800        5,958,824
  Franklin Resources, Inc.          71,950        3,603,256
  Goldman Sachs Group, Inc.         67,943        6,397,513
  M & T Bank Corporation            34,500        3,011,850
  Merrill Lynch & Co., Inc.        370,737       20,012,383
  Moody's Corporation+++            98,600        6,375,476
  Progressive Corporation
    (The)                          334,595       28,540,953
  Schwab (Charles)
    Corporation (The)              963,785        9,261,974
  SLM Corporation                  334,330       13,523,649
  St. Paul Travelers Cos.,
    Inc.                           102,195        4,142,985
  UCBH Holdings, Inc.+++            15,736          621,887
  Wachovia Corporation              84,800        3,773,600
  Willis Group Holdings,
    Ltd.+++                         55,800        2,089,710
                                             --------------
                                                193,009,653
                                             --------------

                                 SHARES          VALUE
                               -----------   --------------
HEALTHCARE -- 19.1%
  Allergan, Inc.                   120,600   $   10,796,112
  Amgen, Inc.*                     548,300       29,920,731
  Biogen Idec, Inc.*                32,500        2,055,625
  Boston Scientific
    Corporation*                   218,217        9,339,688
  Genentech, Inc.*               1,241,730       69,785,225
  Genzyme Corporation*             164,600        7,790,518
  Gilead Sciences, Inc.*+++         45,000        3,015,000
  Johnson & Johnson                170,000        9,469,000
  Lilly (Eli) & Co.                152,700       10,675,257
  Medtronic, Inc.                  577,529       28,137,213
  Pfizer, Inc.                     660,000       22,624,800
  Quest Diagnostics, Inc.+++        60,685        5,155,191
  St. Jude Medical, Inc.*+++       103,096        7,799,212
  Stryker Corporation              223,600       12,298,000
  Teva Pharmaceutical
    Industries, Ltd. ADR+++        312,200       21,007,938
  UnitedHealth Group, Inc.         314,790       19,595,678
  Zimmer Holdings, Inc.*            79,839        7,041,800
                                             --------------
                                                276,506,988
                                             --------------
INTEGRATED OILS -- 0.2%
  ExxonMobil Corporation            70,000        3,108,700
                                             --------------
MATERIALS & PROCESSING -- 0.1%
  Monsanto Co.                      42,238        1,626,163
                                             --------------
OTHER -- 3.6%
  3M Co.                           136,000       12,241,360
  General Electric Co.           1,127,754       36,539,230
  Honeywell International,
    Inc.                           102,092        3,739,630
                                             --------------
                                                 52,520,220
                                             --------------
OTHER ENERGY -- 1.2%
  Baker Hughes, Inc.               137,300        5,169,345
  BJ Services Co.*                  98,400        4,510,656
  Schlumberger, Ltd.                85,000        5,398,350
  XTO Energy, Inc.+++              100,000        2,979,000
                                             --------------
                                                 18,057,351
                                             --------------

                       See Notes to Financial Statements.

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) CONTINUED

                                 SHARES          VALUE
                               -----------   --------------
PRODUCER DURABLES -- 3.8%
  Applied Materials, Inc.*         538,550   $   10,566,351
  Caterpillar, Inc.                146,741       11,657,105
  Danaher Corporation+++            43,550        2,258,068
  Ingersoll-Rand Co. Class A        45,000        3,073,950
  Lennar Corporation Class A       124,406        5,563,436
  Tyco International, Ltd.+++      469,912       15,572,884
  United Technologies
    Corporation                     70,000        6,403,600
                                             --------------
                                                 55,095,394
                                             --------------
TECHNOLOGY -- 19.9%
  Cisco Systems, Inc.*           1,373,400       32,549,580
  Dell, Inc.*                    1,322,266       47,363,568
  General Dynamics
    Corporation                     51,827        5,146,421
  Intel Corporation                723,200       19,960,320
  Juniper Networks, Inc.*+++       105,000        2,579,850
  Maxim Integrated Products,
    Inc.                           397,500       20,836,950
  Microsoft Corporation          1,332,098       38,044,719
  Motorola, Inc.                   669,912       12,225,894
  Network Appliance, Inc.*+++      768,200       16,539,346
  Novell, Inc.*+++                 115,300          967,367
  Oracle Corporation*              721,300        8,605,109
  Qualcomm, Inc.                   646,790       47,202,734
  Red Hat, Inc.*+++                386,100        8,868,717
  SAP AG ADR+++                     49,200        2,057,052
  Seagate Technology, Inc.+*         5,600                0
  Symantec Corporation*+++          83,700        3,664,386
  Texas Instruments, Inc.           38,172          922,999
  Veritas Software
    Corporation*                   169,200        4,686,840
  Xilinx, Inc.                     434,600       14,476,526
                                             --------------
                                                286,698,378
                                             --------------
UTILITIES -- 0.3%
  Vodafone Group PLC ADR+++        225,000        4,972,500
                                             --------------
TOTAL COMMON STOCK
  (Cost $1,162,861,077)                       1,373,892,734
                                             --------------
FOREIGN STOCK -- 0.3%
SWITZERLAND
  Roche Holding AG(S)
  (Cost $5,251,882)                 49,007        4,852,178
                                             --------------
SHORT-TERM INVESTMENTS -- 12.6%
  AB Funds Trust -- Money
    Market Fund (Retirement
    Class)(inf)                 64,354,159       64,354,159
  Northern Institutional
    Liquid Assets Portfolio
    sec.                       118,514,334      118,514,334
                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $182,868,493)                           182,868,493
                                             --------------

                                   PAR
                               -----------
U.S. TREASURY OBLIGATION -- 0.3%
  U.S. Treasury Bill
    0.95%, 07/22/04++++
    (Cost $4,812,332)          $ 4,815,000        4,812,543
                                             --------------
TOTAL INVESTMENTS -- 108.0%
  (Cost $1,355,793,784)                       1,566,425,948
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (8.0%)                       (116,448,412)
                                             --------------
NET ASSETS -- 100.0%                         $1,449,977,536
                                             ==============


                       See Notes to Financial Statements.

SMALL CAP EQUITY FUND

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/04
--------------------------------------------------------------------------------

                                                                                                               RUSSELL 2000(R)
                                           RETIREMENT CLASS*     INSTITUTIONAL CLASS*     RETAIL CLASS*            INDEX**
                                           -----------------     --------------------     -------------        ---------------
  One Year                                       30.37%                 30.45%                30.03%               33.37%
  Since Inception (8/27/01 -- 6/30/04)            6.68%                  6.87%                 6.46%                8.98%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.absbc.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

[LINE GRAPH]

                                                                      RETIREMENT CLASS               RUSSELL 2000(R) INDEX**
                                                                      ----------------               -----------------------
08/27/01                                                                   10000                              10000
08/31/01                                                                    9770                               9748
09/30/01                                                                    8317                               8436
10/31/01                                                                    8845                               8929
11/30/01                                                                    9541                               9621
12/31/01                                                                   10084                              10214
01/31/02                                                                   10000                              10108
02/28/02                                                                    9656                               9831
03/31/02                                                                   10543                              10621
04/30/02                                                                   10497                              10718
05/31/02                                                                   10122                              10242
06/30/02                                                                    9587                               9734
07/31/02                                                                    8125                               8264
08/31/02                                                                    8148                               8243
09/30/02                                                                    7445                               7651
10/31/02                                                                    7682                               7896
11/30/02                                                                    8363                               8601
12/31/02                                                                    7842                               8122
01/31/03                                                                    7636                               7897
02/28/03                                                                    7429                               7659
03/31/03                                                                    7506                               7757
04/30/03                                                                    8233                               8493
05/31/03                                                                    9021                               9404
06/30/03                                                                    9220                               9574
07/30/03                                                                    9663                              10173
08/31/03                                                                   10168                              10640
09/30/03                                                                    9923                              10443
10/31/03                                                                   10773                              11320
11/30/03                                                                   11125                              11722
12/31/03                                                                   11469                              11960
01/31/04                                                                   11867                              12480
02/29/04                                                                   11951                              12591
03/31/04                                                                   11974                              12709
04/30/04                                                                   11484                              12061
05/31/04                                                                   11630                              12253
06/30/04                                                                   12020                              12769

The graph compares the results of a $10,000 investment in the Retirement Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Russell 2000(R) Index.

*These returns reflect expense waivers by the Fund's investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**The Russell 2000(R) Index is a small-cap equity index comprised of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Small company stocks are generally riskier than large company stocks due to greater volatility and less liquidity.

                       Not Part of the Semi-Annual Report

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)

JUNE 30, 2004                     SHARES          VALUE
-------------                   -----------   -------------
COMMON STOCK -- 95.0%
AUTO & TRANSPORTATION -- 5.7%
  AAR Corporation*                    2,300   $      26,105
  Aftermarket Technology
    Corporation*                        400           6,600
  Airtran Holdings, Inc.*+++         28,400         401,576
  Alaska Air Group, Inc.*+++          2,200          52,514
  Alexander & Baldwin, Inc.           3,500         117,075
  America West Holdings
    Corporation Class B*+++           2,500          22,700
  Arctic Cat, Inc.                    1,000          27,530
  Arkansas Best Corporation+++       49,400       1,626,248
  ArvinMeritor, Inc.                  5,800         113,506
  Atlantic Coast Airlines
    Holdings, Inc.*+++               34,900         200,326
  Autoliv, Inc.                      29,700       1,253,340
  Aviall, Inc.*                       2,000          38,020
  Bandag, Inc.+++                       900          40,077
  Central Freight Lines, Inc.*       36,500         292,000
  Coachmen Industries, Inc.+++        1,200          19,188
  Collins & Aikman
    Corporation*+++                   3,200          17,888
  Continental Airlines, Inc.
    Class B*                          5,500          62,535
  Cooper Tire & Rubber Co.            5,500         126,500
  Covenant Transport, Inc.
    Class A*                         39,100         668,219
  Dana Corporation                   23,700         464,520
  Delta Air Lines, Inc.*              8,900          63,368
  Dura Automotive Systems,
    Inc. Class A*                    26,300         240,645
  ExpressJet Holdings,
    Inc.*+++                        115,800       1,405,812
  Florida East Coast
    Industries, Inc.                  1,700          65,705
  Frontier Airlines, Inc.*+++         1,900          20,672
  General Maritime
    Corporation*+++                  38,300       1,050,952
  Genesee & Wyoming, Inc.
    Class A*                          1,200          28,440
  Gentex Corporation                 12,600         499,968
  Goodyear Tire & Rubber Co.
    (The)*+++                        12,700         115,443
  Greenbrier Cos., Inc.*                500           9,525
  Gulfmark Offshore, Inc.*+++        32,500         512,850
  Hayes Lemmerz International,
    Inc.*+++                         26,400         398,640
  Heartland Express, Inc.               200           5,472
  Hub Group, Inc.*                      100           3,410
  Kansas City Southern*+++            2,600          40,300
  Kirby Corporation*                    900          35,010
  Laidlaw International,
    Inc.*+++                         98,200       1,272,672
  Landstar Systems, Inc.*               200          10,574
  Marten Transport, Ltd.*               700          13,055
  Mesa Air Group, Inc.*                 300           2,427
  Modine Manufacturing Co.            2,000          63,700
  Monaco Coach Corporation           33,000         929,610
  Northwest Airlines
    Corporation*+++                   6,200          68,944
  Offshore Logistics, Inc.*           1,700          47,804
  Old Dominion Freight Line,
    Inc.*                            20,475         603,603
  OMI Corporation+++                 55,600         661,640
  Overnite Corporation               12,400         364,560
  Overseas Shipholding Group,
    Inc.                              2,200          97,086
  P.A.M. Transportation
    Services, Inc.*+++               20,000         382,000
  Pacer International, Inc.*         84,100       1,555,850
  Pinnacle Airlines
    Corporation*                     38,300         432,790
  Polaris Industries, Inc.           11,800         566,400
  Quality Distribution,
    Inc.*+++                         10,600         116,918
  Quixote Corporation                   100           2,005
  RailAmerica, Inc.*+++               2,200          32,120
  Republic Airways Holdings,
    Inc.*                               300           4,275
  Sauer-Danfoss, Inc.                   700          11,949
  SCS Transportation, Inc.*             450          11,876
  Seabulk International, Inc.*          500           4,125
  Skywest, Inc.                      20,900         363,869
  Standard Motor Products,
    Inc.+++                           1,000          14,730
  Stoneridge, Inc.*+++               28,300         481,100
  Strattec Security
    Corporation*                        200          13,686
  Superior Industries
    International, Inc.+++            8,100         270,945
  Swift Transportation Co.,
    Inc.*                            41,200         739,540
  TBC Corporation*                    1,700          40,460

                                  SHARES          VALUE
                                -----------   -------------
  Teekay Shipping Corporation        32,400   $   1,211,112
  Tenneco Automotive, Inc.*+++        3,500          46,305
  Tower Automotive, Inc.*+++          4,800          17,472
  U.S. Xpress Enterprises,
    Inc. Class A*                       300           4,719
  USF Corporation                     2,300          80,799
  UTI Worldwide, Inc.                24,200       1,275,098
  Visteon Corporation                57,100         666,357
  Wabash National Corporation*        1,000          27,550
  Werner Enterprises, Inc.           67,900       1,432,690
  Yellow Roadway Corporation*        25,300       1,008,458
                                              -------------
                                                 25,023,552
                                              -------------
CONSUMER DISCRETIONARY -- 18.1%
  4Kids Entertainment,
    Inc.*+++                          1,100          26,312
  Aaron Rents, Inc.                  59,800       1,981,772
  ABM Industries, Inc.+++             3,100          60,357
  Action Performance
    Companies, Inc.+++                8,300         125,081
  Activision, Inc.*                  67,050       1,066,095
  Administaff, Inc.*                 19,100         317,060
  Advance Auto Parts, Inc.*          24,000       1,060,320
  Advanced Marketing Services,
    Inc.+++                           1,100          14,201
  Advisory Board Co. (The)*          16,800         598,080
  Advo, Inc.+++                      49,850       1,641,062
  Aeropostale, Inc.*+++              20,050         539,546

                       See Notes to Financial Statements.

                                  SHARES          VALUE
                                -----------   -------------
  Alderwoods Group, Inc.*             3,300   $      40,260
  Alloy, Inc.*+++                     2,700          16,605
  AMC Entertainment, Inc.*+++        98,100       1,507,797
  Amerco, Inc.*                         500          11,875
  American Greetings
    Corporation Class A*+++           5,300         122,854
  American Woodmark
    Corporation+++                      400          23,940
  Angelica Corporation+++               700          17,577
  Applica, Inc.*                      1,600          14,240
  Arbitron, Inc.*                    23,000         839,960
  Asbury Automotive Group,
    Inc.*                               900          13,500
  Ask Jeeves, Inc.*+++               12,000         468,360
  Atari, Inc.*+++                       600           1,446
  Banta Corporation                     400          17,764
  Bassett Furniture
    Industries, Inc.+++               6,900         150,144
  Beasley Broadcasting Group,
    Inc. Class A*                    12,600         188,496
  Big Lots, Inc.*                    29,300         423,678
  Blair Corporation                     700          20,230
  Blue Nile, Inc.*                      100           3,761
  Blyth, Inc.                         2,000          68,980
  Bob Evans Farms, Inc.              28,100         769,378
  Boca Resorts, Inc. Class A*         1,800          35,676
  Bombay Co., Inc. (The)*             1,400           8,582
  Bon-Ton Stores, Inc.                  300           4,398
  Bowne & Co., Inc.                  14,700         232,995
  Brightpoint, Inc.*                  1,600          22,000
  Brink's Co. (The)                  36,300       1,243,275
  Brown Shoe Co., Inc.                1,500          61,395
  Buckle, Inc. (The)                 18,000         508,500
  Burlington Coat Factory
    Warehouse Corporation            10,700         206,510
  California Pizza Kitchen,
    Inc.*+++                          8,100         155,196
  Callaway Golf Co.                  40,100         454,734
  Carmike Cinemas, Inc.*             13,200         520,740
  Catalina Marketing
    Corporation*+++                  42,300         773,667
  Cato Corporation Class A            1,600          35,920
  CBRL Group, Inc.                    3,500         107,975
  CDI Corporation+++                    200           6,920
  CEC Entertainment, Inc.*           22,950         677,255
  Central Garden & Pet Co.*          20,600         736,862
  Central Parking
    Corporation+++                    1,500          28,035
  Century Business Services,
    Inc.*                             5,300          23,108
  Charming Shoppes, Inc.*            81,700         729,581
  Charter Communications, Inc.
    Class A*+++                      22,500          88,200
  Chemed Corporation+++               1,000          48,500
  CKE Restaurants, Inc.*+++          47,300         630,509
  Claire's Stores, Inc.              19,500         423,150
  Clark, Inc.*+++                    33,800         626,990

                                  SHARES          VALUE
                                -----------   -------------
  CNET Networks, Inc.*+++            24,900   $     275,643
  Conn's, Inc.*                         100           1,576
  Consolidated Graphics,
    Inc.*+++                            300          13,215
  Copart, Inc.*+++                   21,100         563,370
  Corinthian Colleges,
    Inc.*+++                         44,950       1,112,063
  Cornell Cos., Inc.*+++              1,100          14,960
  Corporate Executive Board
    Co.                              28,700       1,658,573
  Corrections Corporation of
    America*                          1,400          55,286
  Cost Plus, Inc.*                   11,200         363,440
  CoStar Group, Inc.*+++             14,250         654,503
  Courier Corporation+++                350          14,609
  Cross Country Healthcare,
    Inc.*+++                          1,600          29,040
  Crown Media Holdings, Inc.
    Class A*+++                         500           4,260
  CSK Auto Corporation*                 500           8,570
  CSS Industries, Inc.                  600          21,024
  Cumulus Media, Inc. Class A*       48,900         822,009
  Dave & Buster's, Inc.*+++             900          16,911
  Deb Shops, Inc.                       400           9,624
  Department 56, Inc.*+++             1,100          16,940
  DiamondCluster
    International, Inc.*             52,900         459,701
  Dillard's, Inc. Class A            51,000       1,137,300
  Dollar Thrifty Automotive
    Group, Inc.*                     28,600         784,784
  DoubleClick, Inc.*                 23,300         181,041
  Dover Motorsports, Inc.+++          1,300           5,200
  Dress Barn, Inc.*                     900          15,408
  EarthLink, Inc.*+++                54,200         560,970
  Education Management
    Corporation*                     83,400       2,740,523
  Electronics Boutique
    Holdings Corporation*+++         19,000         500,460
  Emmis Communications
    Corporation Class A*             28,800         604,224
  Empire Resorts, Inc.*                 300           4,215
  Entercom Communications
    Corporation*                     18,000         671,400
  Entravision Communications
    Corporation Class A*              1,900          14,592
  Ethan Allen Interiors,
    Inc.+++                          19,800         711,018
  Exponent, Inc.*                       500          13,435
  Finish Line, Inc. (The)
    Class A*                            200           6,034
  Fisher Communications,
    Inc.*+++                            100           5,033
  Forrester Research, Inc.*             200           3,730
  Fossil, Inc.*                      12,600         343,350
  FreeMarkets, Inc.*                  2,600          16,952
  FTI Consulting, Inc.*               3,000          49,500
  Furniture Brands
    International, Inc.               3,800          95,190
  G & K Services, Inc. Class A        1,500          60,285
  GameStop Corporation*+++            1,000          15,220
  Gaylord Entertainment Co.*          2,500          78,475

                       See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) CONTINUED

                                  SHARES          VALUE
                                -----------   -------------
  Genesco, Inc.*+++                   1,100   $      25,993
  Geo Group, Inc. (The)*                700          14,280
  Getty Images, Inc.*+++             36,000       2,160,000
  Gildan Activewear, Inc.*           11,500         330,050
  Global Imaging Systems,
    Inc.*+++                          3,200         117,312
  Goody's Family Clothing,
    Inc.                             37,400         387,838
  Gray Television, Inc.               3,700          51,393
  Group 1 Automotive, Inc.*           1,600          53,136
  Guitar Center, Inc.*                7,700         342,419
  Gymboree Corporation*              70,500       1,082,880
  Hancock Fabrics, Inc.               1,600          20,400
  Handleman Co.                      24,200         560,472
  Hartmarx Corporation*               1,900          11,970
  Haverty Furniture Cos., Inc.        1,500          26,220
  Hiedrick & Struggles
    International, Inc.*             25,600         759,808
  Hollinger International,
    Inc.                              1,600          26,864
  Hollywood Entertainment
    Corporation*                     12,600         168,336
  Hooker Furniture Corporation          400           8,068
  Hot Topic, Inc.*+++                 5,600         114,744
  Hudson Highland Group, Inc.*          100           3,066
  IHOP Corporation+++                 1,800          64,368
  Information Holdings,
    Inc.*+++                            200           5,474
  Insight Communications Co.,
    Inc.*+++                          1,800          16,668
  Insight Enterprises, Inc.*          2,800          49,728
  Insurance Auto Auctions,
    Inc.*+++                            700          11,900
  Internap Network Services
    Corporation*                      6,800           8,228
  Jack in the Box, Inc.*              3,000          89,100
  Jakks Pacific, Inc.*+++             2,100          43,659
  Jarden Corporation*                   250           8,998
  Jo-Ann Stores, Inc.*                1,595          46,893
  Journal Communications, Inc.
    Class A                           1,000          18,830
  Journal Register Co.*               1,500          30,000
  K2, Inc.*+++                        2,300          36,110
  Kellwood Co.+++                    23,300       1,014,715
  Kelly Services, Inc. Class A        1,400          41,720
  Kirkland's, Inc.*                     200           2,386
  La-Z-Boy, Inc.                      4,400          79,112
  Landry's Restaurants, Inc.          1,800          53,802
  Lawson Products, Inc.                 400          15,260
  Leapfrog Enterprises, Inc.*           100           1,989
  Libbey, Inc.                       21,200         588,512
  Liberty Corporation                 9,600         450,720
  Life Time Fitness, Inc.*            9,200         193,200
  Lin TV Corporation Class
    A*+++                            76,600       1,623,920
  Linens 'N Things, Inc.*             3,100          90,861
  Lithia Motors, Inc. Class A         1,200          29,736
  LKQ Corporation*                      600          11,118
  Lodgenet Entertainment
    Corporation*+++                  52,500         866,250

                                  SHARES          VALUE
                                -----------   -------------
  Lone Star Steakhouse &
    Saloon, Inc.                      1,300   $      35,347
  Marcus Corporation+++               1,600          27,600
  MarineMax, Inc.*                      900          25,812
  Martha Stewart Living
    Omnimedia, Inc.*+++                 600           5,400
  Marvel Enterprises, Inc.*+++       26,100         509,472
  MAXIMUS, Inc.*                      1,600          56,736
  Maxwell Shoe Co., Inc. Class
    A*                                1,200          27,888
  Medical Staffing Network
    Holdings, Inc.*+++                1,000           6,440
  Memberworks, Inc.*+++                 500          14,810
  Men's Warehouse, Inc.*              2,400          63,336
  Midas, Inc.*+++                       500           8,700
  Midway Games, Inc.*+++                300           3,456
  Monro Muffler Brake, Inc.*             50           1,213
  Movado Group, Inc.+++               1,300          22,425
  Movie Gallery, Inc.+++             34,700         678,385
  MPS Group, Inc.*                    6,300          76,356
  MSC Industrial Direct Co.,
    Inc. Class A                     24,600         807,864
  National Presto Industries,
    Inc.                                400          16,492
  Nautilus Group, Inc.+++             2,400          46,824
  Navigant Consulting,
    Inc.*+++                         33,000         707,520
  Navigant International,
    Inc.*+++                          1,200          21,348
  Neoforma, Inc.*+++                    600           7,284
  NetRatings, Inc.*+++                  300           4,887
  Nexstar Broadcasting Group,
    Inc. Class A*                    72,900         800,442
  Nu Skin Enterprises, Inc.
    Class A+++                          900          22,788
  O'Charley's, Inc.*+++               1,500          25,785
  Oshkosh B'gosh, Inc.+++               300           7,491
  Oxford Industries, Inc.             5,000         217,800
  Pantry, Inc.*+++                      300           6,540
  Papa John's International,
    Inc.*+++                            500          14,770
  Paxson Communications
    Corporation*+++                   1,400           4,550
  Payless ShoeSource, Inc.*+++        5,700          84,987
  PC Connection, Inc.*                  600           3,948
  Pegasus Solutions, Inc.*+++         1,100          14,443
  Pep Boys-Manny, Moe & Jack         11,200         283,920
  Perry Ellis International,
    Inc.*                               500          12,630
  PF Chang's China Bistro,
    Inc.*+++                          4,500         185,175
  Phillips-Van Heusen
    Corporation                       2,000          38,500
  PLATO Learning, Inc.*                 700           6,937
  Playtex Products, Inc.*+++         48,400         378,488
  priceline.com, Inc.*                  700          18,851
  Prime Hospitality
    Corporation*                      3,200          33,984
  Primedia, Inc.*+++                 11,000          30,580
  Princeton Review, Inc.*               300           2,271
  Pulitzer, Inc.                        700          34,230

                       See Notes to Financial Statements.

                                  SHARES          VALUE
                                -----------   -------------
  Quiksilver, Inc.*+++               38,700   $     921,447
  R.H. Donnelley Corporation*         1,900          83,106
  Radio One, Inc. Class D*           42,100         674,021
  Rare Hospitality
    International, Inc.*             10,450         260,205
  RC2 Corporation*                      500          17,750
  Reader's Digest Association,
    Inc. (The)                        2,700          43,173
  Red Robin Gourmet Burgers,
    Inc.*+++                         10,000         273,700
  Regent Communications, Inc.*        1,600           9,904
  Rent-A-Center, Inc.*               53,050       1,587,787
  Rent-Way, Inc.*+++                    700           6,300
  Resources Connection,
    Inc.*+++                         27,700       1,083,347
  Retail Ventures, Inc.*                700           5,418
  Revlon, Inc. Class A*+++           12,200          35,990
  Rush Enterprises, Inc. Class
    B*                                  100           1,290
  Russ Berrie & Co., Inc.               700          13,601
  Russell Corporation                18,600         334,056
  Ryan's Restaurant Group,
    Inc.*                            36,100         570,380
  Saga Communications, Inc.
    Class A*                         66,100       1,206,325
  Scholastic Corporation*             2,500          74,875
  School Specialty, Inc.*+++          1,200          43,572
  SCP Pool Corporation+++            55,550       2,499,749
  Shoe Carnival, Inc.*                  400           6,004
  ShopKo Stores, Inc.*                2,400          33,936
  Sina Corporation*+++                8,600         283,714
  Sinclair Broadcast Group,
    Inc. Class A                     20,200         207,454
  Sitel Corporation*                144,600         610,212
  Six Flags, Inc.*+++                19,200         139,392
  Skechers USA, Inc. Class
    A*+++                             1,600          20,800
  Sonic Automotive, Inc.              2,300          50,945
  SOURCECORP, Inc.*                   1,300          35,776
  Spanish Broadcasting
    Systems, Inc. Class A*+++        32,800         305,368
  Speedway Motorsports, Inc.            600          20,064
  Spherion Corporation*               5,000          50,700
  Sports Authority, Inc.
    (The)*                            1,077          38,664
  Stage Stores, Inc.*+++             34,500       1,299,270
  Stanley Furniture Co.,
    Inc.+++                             100           4,211
  Stanley Works (The)+++             15,500         706,490
  Steak n Shake Co. (The)*              200           3,644
  Stein Mart, Inc.*                  20,300         330,078
  Steinway Musical Intruments,
    Inc.*                               600          21,054
  Steven Madden, Ltd.*+++             1,000          19,970
  Stewart Enterprises, Inc.
    Class A*                          9,000          73,260
  Strayer Education, Inc.             6,500         725,205
  Stride Rite Corporation            43,700         482,011
  Sturm Ruger & Co., Inc.+++            100           1,211
  Systemax, Inc.*                       800           5,360
  Take-Two Interactive
    Software, Inc.*                     700          21,448
  Tech Data Corporation*             13,200         516,516
  Teletech Holdings, Inc.*              900           7,893
  Tempur-Pedic International,
    Inc.*                            38,600         540,786
  Tetra Tech, Inc.*                  32,600         532,032
  THQ, Inc.*+++                      27,800         636,620
  Timberland Co. Class A*            16,500       1,065,735
  Tommy Hilfiger Corporation*        35,100         531,414
  Too, Inc.*                          2,900          48,430
  Topps Co. (The)+++                 11,200         108,640
  Toro Co.                            8,700         609,609
  Tractor Supply Co.*                10,900         455,838
  Trans World Entertainment
    Corporation*                      1,900          19,038
  Triarc Cos., Inc. Class B             600           6,102
  Tuesday Morning Corporation*       15,600         452,400
  Tupperware Corporation+++           1,000          19,430
  UniFirst Corporation                  800          23,272
  United Auto Group, Inc.             1,600          49,040
  United Natural Foods, Inc.*        50,800       1,468,628
  United Online, Inc.*+++            19,000         334,590
  United Stationers, Inc.*            2,700         107,244
  Urban Outfitters, Inc.*+++          3,900         237,549
  Vail Resorts, Inc.*                 1,600          30,656
  Valassis Communications,
    Inc.*                             1,900          57,893
  Valuevision Media, Inc.
    Class A*                            500           6,510
  Vans, Inc.*                        19,000         390,450
  Volt Information Sciences,
    Inc.*                               700          22,057

                                  SHARES          VALUE
                                -----------   -------------
  Warnaco Group, Inc. (The)*          1,300   $      27,651
  Waste Connections, Inc.*              300           8,898
  Water Pik Technologies,
    Inc.*                               800          13,248
  Watson Wyatt & Co.
    Holdings+++                         900          23,985
  West Corporation*                  37,200         972,780
  West Marine, Inc.*+++              17,650         473,903
  Weyco Group, Inc.                     200           6,858
  Wolverine World Wide, Inc.         40,000       1,050,000
  Young Broadcasting, Inc.
    Class A*+++                      59,100         777,165
  Zale Corporation*                  38,500       1,049,510
                                              -------------
                                                 80,362,878
                                              -------------
CONSUMER STAPLES -- 1.6%
  7-Eleven, Inc.*                     9,000         160,650
  American Italian Pasta Co.
    Class A+++                       26,600         810,768
  Arden Group, Inc. Class A              50           4,481
  Cal-Maine Foods, Inc.                 600           8,400
  Casey's General Stores, Inc.        2,200          40,260
  Chiquita Brands
    International, Inc.*             40,100         838,892
  Coca-Cola Bottling Co.+++             100           5,789
  Duane Reade, Inc.*+++               2,000          32,660
  Farmer Brothers Co.                   600          16,098
  Flowers Foods, Inc.                 2,950          77,143

                       See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) CONTINUED

                                  SHARES          VALUE
                                -----------   -------------
  Great Atlantic & Pacific Tea
    Co., Inc.*+++                     1,400   $      10,724
  Hain Celestial Group, Inc.*         2,100          38,010
  Ingles Markets, Inc. Class
    A+++                                900          10,053
  Interstate Bakeries
    Corporation                       3,800          41,230
  J & J Snack Foods
    Corporation*                        500          20,415
  J.M. Smucker Co. (The)                698          32,023
  John B. Sanfillippo & Son*         18,700         499,664
  Lance, Inc.                         2,000          30,800
  Long's Drug Stores
    Corporation                       2,500          59,675
  M & F Worldwide Corporation*          800          10,960
  Nash Finch Co.+++                   1,000          25,030
  National Beverage
    Corporation+++                      400           3,972
  Nature's Sunshine Products,
    Inc.+++                             600           8,544
  NBTY, Inc.*                        19,000         558,410
  Omega Protein Corporation*            500           4,850
  Pathmark Stores, Inc.*+++          39,500         300,990
  Performance Food Group Co.*        11,400         302,556
  Ralcorp Holdings, Inc.*             2,400          84,480
  Riviana Foods, Inc.                   500          13,085
  Ruddick Corporation                45,900       1,030,455
  Sanderson Farms, Inc.                 350          18,767
  Seaboard Corporation                   30          14,939
  Sensient Technologies
    Corporation                       3,900          83,772
  Smart & Final, Inc.*                1,000          12,020
  SUPERVALU, Inc.                    39,400       1,206,033
  Weis Markets, Inc.                    900          31,545
  Wild Oats Markets, Inc.*+++        28,900         406,623
  Winn-Dixie Stores, Inc.             6,900          49,680
                                              -------------
                                                  6,904,446
                                              -------------

                                  SHARES          VALUE
                                -----------   -------------
FINANCIAL SERVICES -- 20.2%
  1st Source Corporation              1,000   $      24,980
  21st Century Insurance Group        1,800          23,292
  A.G. Edwards, Inc.                 34,000       1,157,020
  ABC Bancorp                           800          16,272
  Acadia Realty Trust REIT            2,000          27,480
  Accredited Home Lenders
    Holding Co.*                     26,500         745,975
  ACE Cash Express, Inc.*            18,100         464,989
  Advanta Corporation Class
    B+++                              1,600          36,672
  Affiliated Managers Group,
    Inc.*+++                         10,500         528,885
  Affordable Residential
    Communities                       2,100          34,860
  Alabama National Bancorp            1,000          55,470
  Alexandria Real Estate
    Equities, Inc. REIT               1,400          79,492
  Alfa Corporation+++                 2,800          39,200
  Alliance Data Systems
    Corporation*                     89,300       3,772,924
  Amcore Financial, Inc.+++           2,100          63,336
  American Equity Investment
    Life Holding Co.+++              44,700         444,765
  American Financial Realty
    Trust REIT                        9,100         130,039
  American Home Mortgage
    Investment Corporation
    REIT+++                           1,692          43,874
  American Physicians Capital,
    Inc.*+++                            700          16,205
  AmericanWest
    Bancorporation*+++                  890          17,044
  AmerUs Group Co.                    3,300         136,620
  AMLI Residential Properties
    Trust REIT                        2,100          61,614
  Anchor Bancorp, Inc.+++            21,700         573,748
  Anthracite Capital, Inc.
    REIT+++                           4,200          50,316
  Anworth Mortgage Asset
    Corporation REIT                  3,700          43,956
  Apollo Investment
    Corporation*                      5,200          71,604
  Arbor Realty Trust, Inc.
    REIT                                600          11,970
  Arch Capital Group, Ltd.*          15,800         630,104
  Argonaut Group, Inc.*+++           48,600         895,698
  Ashford Hospitality Trust,
    Inc.                              1,700          14,195
  Asset Acceptance Capital
    Corporation*+++                   8,900         151,300
  Associated Banc-Corp               25,650         760,010
  Assured Guaranty, Ltd.*            69,800       1,183,110
  Asta Funding, Inc.                    100           1,740
  Astoria Financial
    Corporation                      34,800       1,272,984
  Baldwin & Lyons, Inc. Class
    B+++                                625          16,775
  Bancfirst Corporation+++              300          17,925
  Bancorp Bank (The)*                   400           7,084
  Bancorpsouth, Inc.                  6,400         144,192
  Banctrust Financial Group,
    Inc.+++                             700          12,264
  Bank Mutual Corporation            43,868         478,161
  Bank of Granite
    Corporation+++                    1,100          23,001
  Bank of Hawaii Corporation         27,800       1,257,116
  BankAtlantic Bancorp, Inc.
    Class A+++                        3,200          59,040
  BankUnited Financial
    Corporation Class A*             13,700         353,460
  Banner Corporation                    800          23,248
  Bedford Property Investors,
    Inc. REIT                         1,200          35,088
  Berkshire Hills Bancorp,
    Inc.                              7,200         267,120
  BISYS Group, Inc. (The)*+++        10,000         140,600
  BKF Capital Group, Inc.               200           5,810
  Boston Private Financial
    Holdings, Inc.+++                 8,000         185,280
  Brandywine Realty Trust REIT        3,400          92,446
  Bristol West Holdings, Inc.           300           5,457
  Brookfield Properties
    Corporation REIT                 13,200         379,500
  Brookline Bancorp, Inc.             4,900          71,883

                       See Notes to Financial Statements.

                                  SHARES          VALUE
                                -----------   -------------
  Bryn Mawr Bank
    Corporation+++                      400   $       9,100
  BSB Bancorp, Inc.                     700          24,885
  Camden National Corporation           600          19,842
  Capital Automotive REIT             2,600          76,258
  Capital Bancorp, Ltd.+++              400          10,404
  Capital City Bank Group,
    Inc.+++                             650          25,734
  Capital Corporation of the
    West+++                             400          15,536
  Capital Lease Funding, Inc.*        1,900          19,760
  Capital Southwest
    Corporation                         100           7,903
  Capital Trust, Inc. Class A           500          13,360
  Capstead Mortgage
    Corporation REIT+++               1,200          16,140
  CarrAmerica Realty
    Corporation REIT                  4,500         136,035
  Cascade Bancorp                       100           1,848
  Cash America International,
    Inc.                                900          20,700
  Cathay General Bancorp,
    Inc.+++                             546          36,418
  CB Bancshares, Inc.                   330          30,756
  CB Richard Ellis Group, Inc.
    Class A*                         54,300       1,037,130
  CCC Information Services
    Group*+++                           100           1,679
  Cedar Shopping Centers, Inc.        1,400          16,086
  Central Coast Bancorp*+++             770          14,091
  Central Pacific Financial
    Corporation+++                    1,300          35,750
  Century Bancorp, Inc. Class
    A                                   300           9,867
  Ceres Group, Inc.*                  2,500          15,350
  Certegy, Inc.                      15,000         582,000
  CharterMac                          3,300          64,878
  Chemical Financial
    Corporation                       1,980          73,042
  Chittenden Corporation+++           3,055         107,383
  Citizens Banking
    Corporation+++                    3,600         111,780
  Citizens First Bancorp, Inc.          700          16,667
  Citizens, Inc.*                     2,400          19,680
  City Bank Lynwood                     600          19,212
  City Holdings Co.+++                1,200          37,896
  Clifton Savings Bancorp,
    Inc.                                800           9,448
  CNA Surety Corporation*             1,300          14,235
  Colonial Bancgroup, Inc.           67,800       1,231,926
  Colonial Properties Trust
    REIT+++                           1,600          61,648
  Columbia Bancorp                      400          11,688
  Columbia Banking System,
    Inc.+++                           1,165          25,863
  Commerce Group, Inc.+++            26,000       1,283,620
  Commercial Capital Bancorp,
    Inc.*                             1,133          19,680
  Commercial Federal
    Corporation                       3,400          92,140
  Commercial Net Lease Realty,
    Inc. REIT                         4,300          73,960
  Community Bank System, Inc.         2,100          47,859
  Community Banks, Inc.+++              842          24,730

                                  SHARES          VALUE
                                -----------   -------------
  Community First Bankshares,
    Inc.+++                           1,600   $      51,504
  Community Trust Bancorp,
    Inc.                                889          27,115
  CompuCredit Corporation*            1,600          27,680
  Cornerstone Realty Income
    Trust, Inc. REIT+++               4,200          36,834
  Corporate Office Properties
    Trust REIT+++                     2,800          69,580
  Correctional Properties
    Trust REIT                          900          26,325
  Corus Bankshares, Inc.              1,300          53,443
  Cousins Properties, Inc.
    REIT                              1,800          59,310
  Crawford & Co. Class B              1,100           5,423
  Credit Acceptance
    Coporation*+++                      700          10,549
  CVB Financial Corporation+++       35,617         775,738
  Delphi Financial Group, Inc.
    Class A                          13,000         578,500
  Digital Insight
    Corporation*+++                  15,850         328,571
  Dime Community Bancshares           2,600          45,448
  Direct General
    Corporation+++                   14,600         470,996
  Donegal Group, Inc. Class A           500          10,020
  Doral Financial Corporation        26,550         915,975
  Downey Financial Corporation        1,600          85,200
  Eastgroup Properties REIT+++        1,700          57,239
  eFunds Corporation*                 4,000          70,000
  Electro Rent Corporation           11,500         120,405
  EMC Insurance Group, Inc.             200           4,672
  Enstar Group, Inc.*+++                300          15,984
  Entertainment Properties
    Trust REIT                        2,000          71,480
  Equity Inns, Inc. REIT             33,300         309,357
  Equity One, Inc. REIT               1,140          20,611
  Essex Property Trust, Inc.
    REIT+++                           1,500         102,525
  Euronet Worldwide, Inc.*            7,000         161,910
  Farmers Capital Bank
    Corporation                         500          17,875
  FBL Financial Group, Inc.
    Class A                           1,000          28,260
  Federal Agricultural
    Mortgage Corporation*               700          16,751
  FelCor Lodging Trust, Inc.
    REIT*                             4,100          49,610
  Fidelity Bankshares, Inc.+++          800          28,360
  Financial Federal
    Corporation*                      1,400          49,364
  Financial Institutions, Inc.          700          17,290
  First Bancorp+++                      600          20,058
  First Bancorp Puerto Rico             200           8,150
  First Busey Corporation+++            400          11,696
  First Charter Corporation+++        2,500          54,475
  First Citizens BancShares,
    Inc. Class A                        500          61,000
  First Commonwealth Financial
    Corporation+++                    5,800          75,226
  First Community Bancorp+++          1,100          42,284

                       See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) CONTINUED

                                  SHARES          VALUE
                                -----------   -------------
  First Communtiy Bancshares,
    Inc.+++                             850   $      28,475
  First Federal Capital
    Corporation+++                    1,700          47,311
  First Financial
    Corporation+++                    1,100          35,090
  First Financial Bancorp+++          2,900          51,388
  First Financial Bankshares,
    Inc.+++                           1,050          44,027
  First Financial Holdings,
    Inc.                                100           2,881
  First Indiana Corporation           1,000          19,050
  First Industrial Realty
    Trust, Inc. REIT+++               3,400         125,392
  First Merchants Corporation         1,586          41,157
  First Midwest Bancorp, Inc.         2,200          77,462
  First National Bankshares of
    Florida, Inc.                     3,190          60,451
  First Niagara Financial
    Group, Inc.                       7,063          84,756
  First Oak Brook Bancshares,
    Inc.+++                             550          16,665
  First of Long Island
    Corporation (The)                   300          13,854
  First Place Financial
    Corporation+++                    9,700         180,129
  First Republic Bank+++             20,800         896,064
  First Sentinal Bancorp, Inc.        1,700          34,935
  First State
    Bancorporation+++                   600          18,432
  FirstFed Financial
    Corporation*                      1,400          58,240
  Flagstar Bancorp, Inc.+++          37,900         753,452
  Flushing Financial
    Corporation                       7,650         135,023
  FNB Corporation                     1,900          38,760
  FNB Corporation Virginia+++           600          17,292
  FPIC Insurance Group, Inc.*           700          17,283
  Franklin Bank Corporation*            900          14,238
  Fremont General
    Corporation+++                   57,200       1,009,580
  Frontier Financial
    Corporation+++                      900          31,446
  Gabelli Asset Management,
    Inc. Class A                        300          12,750
  Gables Residential Trust
    REIT+++                           2,400          81,552
  GATX Corporation                   44,200       1,202,240
  GB&T Bancshares, Inc.+++              625          14,938
  German American Bancorp               700          11,760
  Getty Realty Corporation
    REIT                              1,300          32,708
  Glacier Bancorp, Inc.                 850          23,945
  Glenborough Realty Trust,
    Inc. REIT                         2,300          42,205
  Glimcher Realty Trust
    REIT+++                           1,900          42,028
  Global Payments, Inc.              33,300       1,499,165
  Gold Banc Corporation, Inc.         1,900          29,450
  Government Properties Trust,
    Inc.                              1,600          16,720
  Great American Financial
    Resources, Inc.                     600           9,540
  Great Southern Bancorp,
    Inc.+++                             400          11,700
  Greater Bay Bancorp+++              3,900         112,710

                                  SHARES          VALUE
                                -----------   -------------
  Greenhill & Co., Inc.*                200   $       4,182
  Hancock Holding Co.                 2,300          66,838
  Hanmi Financial Corporation            62           1,829
  Harbor Florida Bancshares,
    Inc.                              1,400          38,514
  Harleysville Group, Inc.+++         1,100          20,735
  Healthcare Realty Trust,
    Inc. REIT                         3,600         134,928
  Heartland Financial USA,
    Inc.+++                             750          13,763
  Henry (Jack) & Associates,
    Inc.                             47,200         948,720
  Heritage Property Investment
    Trust REIT                        2,300          62,238
  Hibernia Corporation Class A       42,500       1,032,750
  Highland Hospitality
    Corporation                       2,900          29,145
  Highwoods Properties, Inc.
    REIT                              4,500         105,750
  Hilb, Rogal & Hamilton Co.            600          21,408
  Home Properties, Inc. REIT          2,700         105,246
  Homestore, Inc.*                    7,900          31,521
  Horace Mann Educators
    Corporation                       3,600          62,928
  Horizon Financial
    Corporation                         900          17,910
  Hudson River Bancorp, Inc.          2,500          42,675
  Humboldt Bancorp+++                 1,300          27,183
  Hypercom Corporation*               1,400          11,830
  IBERIABANK Corporation                500          29,590
  Impac Mortgage Holdings,
    Inc. REIT+++                      5,200         117,104
  Independence Community Bank
    Corporation                      23,200         844,480
  Independence Holding Co.              200           6,800
  Independent Bank Corporation          769          19,533
  Independent Bank Corp.                600          17,370
  IndyMac Bancorp, Inc.+++           34,800       1,099,680
  Infinity Property & Casualty
    Corporation                      72,600       2,395,799
  Innkeepers USA Trust REIT           2,700          27,837
  Integra Bank Corporation            1,300          28,639
  Interactive Data
    Corporation*                      2,700          47,034
  Intercept, Inc.*+++                 1,400          22,932
  Interchange Financial
    Service                             900          22,392
  International Bancshares
    Corporation                          53           2,141
  Intersections, Inc.*+++            16,000         383,840
  Investment Technology Group,
    Inc.*+++                          3,700          47,323
  Investors Financial Services
    Corporation+++                   32,500       1,416,349
  Investors Real Estate Trust
    REIT+++                           3,400          35,292
  iPayment, Inc.*                    10,000         410,000
  IPC Holdings, Ltd.                 27,300       1,008,189
  Irwin Financial
    Corporation+++                    1,500          39,600
  ITLA Capital Corporation*             400          16,228

                       See Notes to Financial Statements.

                                  SHARES          VALUE
                                -----------   -------------
  Jackson Hewitt Tax Service,
    Inc.*                            22,700   $     397,250
  Jefferies Group, Inc.+++           44,900       1,388,307
  John H. Harland Co.                13,700         402,095
  Jones Lang LaSalle, Inc.*          23,300         631,430
  K-Fed Bancorp*                        400           5,100
  Kansas City Life Insurance
    Co.+++                              300          12,627
  Keystone Property Trust REIT        2,300          55,269
  Kilroy Realty Corporation
    REIT                              2,400          81,840
  KNBT Bancorp, Inc.                  2,500          41,750
  Knight Trading Group, Inc.*       120,300       1,205,406
  Koger Equity, Inc. REIT*            2,200          50,864
  Kramont Realty Trust REIT+++        2,000          32,000
  La Quinta Corporation REIT*        15,700         131,880
  LaBranche & Co., Inc.              40,100         337,642
  Lakeland Bancorp, Inc.+++           1,120          18,077
  Lakeland Financial
    Corporation+++                      500          16,750
  Landamerica Financial Group,
    Inc.+++                          23,700         922,641
  LaSalle Hotel Properties
    REIT                              2,300          56,120
  Lexington Corporate
    Properties Trust REIT             4,000          79,640
  LTC Properties, Inc. REIT+++        1,200          19,920
  Luminent Mortgage Capital,
    Inc. REIT                         3,000          36,000
  Macatawa Bank Corporation+++          736          20,233
  MAF Bancorp, Inc.                   2,274          97,054
  Maguire Properties, Inc.            2,800          69,356
  Main Street Banks, Inc.               700          19,670
  MainSource Financial Group,
    Inc.                                819          16,626
  Manufactured Home
    Communities, Inc. REIT              700          23,233
  Markel Corporation*                 5,400       1,498,499
  Marlin Business Services,
    Inc.*                               100           1,503
  MB Financial, Inc.                    900          33,129
  MBT Financial Corporation+++        1,100          20,042
  MCG Capital Corporation+++          2,700          41,526
  Mercantile Bank
    Corporation+++                      252           9,185
  MeriStar Hospitality
    Corporation REIT*                 7,300          49,932
  Metris Cos., Inc.*+++              65,800         571,802
  MFA Mortgage Investments,
    Inc. REIT                         6,300          56,070
  Mid-America Apartment
    Communities, Inc. REIT            1,500          56,835
  Mid-State Bancshares+++             2,000          47,020
  Midland Co.                           800          23,720
  Midwest Banc Holdings,
    Inc.+++                             600          13,380
  Mission West Properties,
    Inc. REIT                         1,500          18,165
  Mony Group, Inc.*                   4,200         131,460
  Municipal Mortgage & Equity
    LLC+++                           29,300         683,276

                                  SHARES          VALUE
                                -----------   -------------
  National Health Investors,
    Inc. REIT                         1,900   $      51,661
  National Penn Bancshares,
    Inc.+++                           2,050          60,967
  National Processing, Inc.*            200           5,750
  National Western Life
    Insurance Co. Class A*              200          30,710
  Nationwide Health
    Properties, Inc. REIT+++          5,500         103,950
  Navigators Group, Inc.*               700          20,223
  NBC Capital Corporation+++            600          16,194
  NBT Bancorp, Inc.+++                2,700          60,318
  NCO Group, Inc.*                    2,300          61,387
  NDCHealth Corporation+++           29,200         677,440
  NetBank, Inc.                      14,500         158,485
  New Century Financial
    Corporation+++                   24,050       1,126,021
  NewAlliance Bancshares,
    Inc.*+++                        142,600       1,990,695
  Newcastle Investment
    Corporation REIT                  2,800          83,860
  Northwest Bancorp, Inc.+++          1,600          36,640
  Novastar Financial, Inc.
    REIT                              1,800          68,328
  NYMAGIC, Inc.                         300           7,920
  Oak Hill Financial, Inc.              200           6,300
  OceanFirst Financial
    Corporation+++                    6,900         165,255
  Ohio Casualty
    Corporation*+++                  26,800         539,484
  Old National Bancorp                5,500         136,565
  Omega Financial
    Corporation+++                      600          20,658
  Omega Healthcare Investors,
    Inc. REIT                         3,900          39,156
  Oriental Financial Group,
    Inc.                             34,300         928,501
  Origen Financial, Inc.                700           5,565
  Pacific Capital Bancorp             2,233          62,814
  Park National Corporation             700          89,397
  Parkway Properties, Inc.
    REIT                                900          40,005
  PartnerRe, Ltd.                    12,600         714,798
  Partners Trust Financial
    Group, Inc.                         500           9,800
  Penn-America Group, Inc.              800          11,200
  Pennfed Financial Services,
    Inc.                                400          13,600
  Pennrock Financial Services
    Corporation                         500          15,100
  Pennsylvania Real Estate
    Investment Trust                  2,651          90,797
  Peoples Bancorp, Inc.                 840          22,336
  Peoples Holding Co.+++                650          22,464
  PFF Bancorp, Inc.                  24,380         907,911
  Philadelphia Consolidated
    Holding Corporation*              1,200          72,084
  Phoenix Cos., Inc.+++               7,900          96,775
  PICO Holdings, Inc.*                  700          13,383
  Piper Jaffray Cos.*                16,900         764,387

                       See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) CONTINUED

                                  SHARES          VALUE
                                -----------   -------------
  Platinum Underwriters
    Holdings, Ltd.                   27,800   $     845,954
  PMA Capital Corporation
    Class A                           2,300          20,700
  PMI Group, Inc. (The)              33,100       1,440,511
  Portal Software, Inc.*+++          31,900         115,797
  Portfolio Recovery
    Associates, Inc.*+++             15,400         424,578
  Post Properties, Inc.
    REIT+++                           3,300          96,195
  Prentiss Properties Trust
    REIT                              3,700         124,024
  Presidential Life
    Corporation                       1,800          32,436
  PRG-Schultz International,
    Inc.*+++                         98,100         536,607
  Price Legacy Corporation
    REIT+++                           1,825          33,690
  PrivateBancorp, Inc.+++            21,400         587,644
  ProAssurance Corporation*+++        2,200          75,042
  Prosperity Bancshares, Inc.         1,300          31,655
  Provident Bancorp, Inc.               700           7,980
  Provident Bankshares
    Corporation                       2,676          77,176
  Provident Financial
    Holdings, Inc.                      450          10,643
  Provident Financial
    Services, Inc.                    5,000          87,750
  Providian Financial
    Corporation*+++                  43,500         638,145
  PS Business Parks, Inc. REIT        1,300          52,312
  Quaker City Bancorp, Inc.             100           5,494
  R&G Financial Corporation
    Class B                          35,700       1,180,242
  Radian Group, Inc.                  5,100         244,290
  RAIT Investment Trust REIT          1,900          46,835
  Ramco-Gershenson Properties
    REIT+++                           1,200          29,076
  Raymond James Financial,
    Inc.                             42,450       1,122,803
  Realty Income Corporation
    REIT                              3,300         137,709
  Redwood Trust, Inc. REIT+++         1,300          72,384
  RenaissanceRe Holdings, Ltd.       20,100       1,084,395
  Republic Bancorp, Inc.             12,089         168,037
  Republic Bancorp, Inc. Class
    A                                   635          12,821
  Rewards Network, Inc.*+++          17,400         156,600
  Riggs National Corporation          1,300          27,456
  RLI Corporation                     1,600          58,400
  Royal Bancshares of
    Pennsylvania, Inc. Class
    A+++                                314           7,787
  Ryder System, Inc.                 17,300         693,211
  S&T Bancorp, Inc.+++                1,900          60,762
  S.Y. Banc Corporation                 400           9,364
  Safety Insurance Group,
    Inc.+++                             800          17,136
  Sanders Morris Harris Group,
    Inc.                              1,000          14,750
  Sandy Spring Bancorp,
    Inc.+++                             900          31,275
  Santander Bancorp                     400           9,888
  Saul Centers, Inc. REIT+++            900          28,899

                                  SHARES          VALUE
                                -----------   -------------
  Saxon Capital, Inc.*                2,400   $      54,792
  SCBT Financial
    Corporation+++                      620          18,693
  Scottish Re Group, Ltd.+++         23,100         537,075
  Seacoast Banking Corporation
    of Florida                          540          11,302
  Seacoast Financial Services
    Corporation+++                    2,500          86,500
  Second Bancorp, Inc.                  700          21,903
  Security Bank Corporation             400          13,900
  Selective Insurance Group,
    Inc.                              2,200          87,736
  Senior Housing Properties
    Trust REIT                        4,500          75,555
  Signature Bank*                       300           7,128
  Silicon Valley Bancshares*         15,500         614,575
  Simmons First National
    Corporation Class A+++            1,200          31,236
  Sotheby's Holdings, Inc.
    Class A*                         20,200         322,392
  Southern Community Financial
    Corporation                       1,000          10,440
  Southside Bancshares,
    Inc.+++                             735          15,435
  Southwest Bancorp of Texas,
    Inc.+++                          13,400         591,208
  Southwest Bancorp, Inc.+++            900          16,425
  Sovran Self Storage, Inc.
    REIT+++                           1,200          45,816
  State Auto Financial
    Corporation                         600          18,432
  State Bancorp, Inc.+++                641          15,666
  State Financial Services
    Corporation Class A                 500          14,830
  Sterling Bancorp+++                   575          15,882
  Sterling Bancshares, Inc.           3,700          52,503
  Sterling Financial
    Corporation                       1,275          33,188
  Sterling Financial
    Corporation Washington*           1,859          59,246
  Stewart Information Services
    Corporation                       1,400          47,278
  Stifel Financial
    Corporation*                        500          13,600
  Summit Properties, Inc. REIT        2,300          58,972
  Sun Bancorp, Inc. NJ*                 656          13,947
  Sun Communities, Inc.
    REIT+++                           1,300          48,945
  Susquehanna Bancshares,
    Inc.+++                           3,810          95,860
  SWS Group, Inc.                     1,300          19,890
  Tager Factory Outlet Center
    REIT                                800          31,280
  Taubman Centers, Inc. REIT          2,200          50,358
  Taylor Capital Group, Inc.            300           6,525
  Texas Capital Bancshares,
    Inc.*+++                         29,700         493,020
  Texas Regional Banchshares,
    Inc. Class A                      1,100          50,501
  TierOne Corporation+++             41,500         892,665
  Tompkins Trustco, Inc.                640          30,400
  Triad Guaranty, Inc.*                 800          46,560
  Trico Bancshares+++                   900          17,010

                       See Notes to Financial Statements.

                                  SHARES          VALUE
                                -----------   -------------
  Trustmark Corporation               3,900   $     112,788
  U.S. Restaurant Properties,
    Inc. REIT+++                      1,900          28,861
  UCBH Holdings, Inc.+++             32,200       1,272,544
  UICI*+++                           58,600       1,395,265
  UMB Financial Corporation+++        1,300          67,106
  Umpqua Holdings
    Corporation+++                    2,348          49,285
  Union Bankshares Corporation          600          18,960
  United Bankshares, Inc.+++          3,100         100,750
  United Community Banks, Inc.          800          20,144
  United Community Financial
    Corporation+++                    2,300          29,900
  United Fire & Casualty
    Co.+++                              600          34,650
  United Rentals, Inc.*+++            3,600          64,404
  Universal American Financial
    Corporation*                      2,200          24,156
  Universal Health Realty
    Income Trust REIT+++              1,000          28,700
  Unizan Financial
    Corporation+++                    1,800          46,980
  Urstadt Biddle Properties,
    Inc. Class A REIT                 1,800          26,658
  USB Holding Co., Inc.+++              840          19,253
  USI Holdings Corporation*             400           6,320
  Value Line, Inc.                      100           3,551
  Vesta Insurance Group, Inc.           800           5,176
  Virginia Financial Group,
    Inc.+++                             600          20,610
  W Holding Co., Inc.                45,600         782,952
  Washington Real Estate
    Investment Trust REIT+++          2,200          64,636
  Washington Trust Bancorp,
    Inc.+++                           1,100          28,567
  Waypoint Financial
    Corporation                       2,515          69,389
  Webster Financial
    Corporation                      19,500         916,890
  WesBanco, Inc.                      1,500          43,695
  West Coast Bancorp                  1,200          25,728
  Westamerica Bancorporation          1,100          57,695
  Westcorp                           43,500       1,977,074
  Western Sierra Bancorp*               400          12,388
  Westfield Financial, Inc.             200           4,068
  WFS Financial, Inc.*               11,000         544,610
  Wilshire Financial Sevices
    Group                             1,100          10,219
  Winston Hotels, Inc. REIT           1,900          19,665
  Wintrust Financial
    Corporation+++                   23,500       1,186,985
  WSFS Financial Corporation            500          24,335
  Yardville National Bancorp            700          17,500
  Zenith National Insurance
    Corporation+++                   19,000         923,400
                                              -------------
                                                 89,494,629
                                              -------------

                                  SHARES          VALUE
                                -----------   -------------
HEALTHCARE -- 9.7%
  Abaxis, Inc.*+++                   13,100   $     248,638
  Abgenix, Inc.*+++                   3,700          43,364
  Accelrys, Inc.*                     2,000          19,720
  Advanced Medical Optics,
    Inc.*                            18,800         800,316
  Albany Molecular Research,
    Inc.*+++                          1,700          21,981
  Align Technology, Inc.*            11,750         223,250
  Alliance Imaging, Inc.*             1,000           4,570
  Allscripts Healthcare
    Solutions, Inc.*                    900           7,056
  Alpharma, Inc. Class A             18,800         385,024
  America Service Group,
    Inc.*+++                         13,300         462,175
  American Dental Partners,
    Inc.*                            25,700         460,030
  American Healthways,
    Inc.*+++                         34,250         911,735
  American Medical Security
    Group, Inc.*                        900          24,525
  American Pharmaceutical
    Partners, Inc.*+++               12,100         367,598
  Amerigroup Corporation*+++          8,200         403,440
  Analogic Corporation+++               400          16,972
  Andrx Corporation*+++              17,100         477,603
  Animas Corporation*                   100           1,865
  Applera
    Corporation -- Celera
    Genomics Group*                   6,100          70,211
  Apria Healthcare Group,
    Inc.*                             7,300         209,510
  Atherogenics, Inc.*                 1,400          26,642
  Atrix Laboratories, Inc.*+++       20,500         702,740
  Barrier Therapeutics, Inc.*           100           1,402
  Bausch & Lomb, Inc.                 8,400         546,588
  Beverly Enterprises,
    Inc.*+++                            800           6,880
  Bio-Rad Laboratories, Inc.
    Class A*                         14,300         841,698
  Bradley Pharmaceuticals,
    Inc.*+++                         38,200       1,065,780
  Caraco Pharm Labs, Inc.*              100             964
  Cardiac Science, Inc.*              2,300           5,635
  Cell Genesys, Inc.*+++              3,700          38,443
  Centene Corporation*                8,500         327,675
  Charles River Laboratories
    International, Inc.*             11,600         566,892
  Chattem, Inc.*                        400          11,548
  CIMA Labs, Inc.*                      200           6,746
  Conmed Corporation*                 2,500          68,500
  Corgentech, Inc.*+++               11,200         180,544
  Cubist Pharmaceuticals,
    Inc.*                               700           7,770
  CuraGen Corporation*+++             1,600           9,616
  Cytokinetics, Inc.*                   100           1,485
  Datascope Corporation               1,000          39,690
  DaVita, Inc.*                     100,200       3,089,165
  Digene Corporation*+++             16,200         591,786
  DJ Orthopedics, Inc.*                 100           2,300
  E-Z-Em, Inc.                          500           9,190
  Enzon, Inc.*+++                    21,900         279,444
  Epix Medical, Inc.*+++             11,100         234,210
  Eresearch Technology,
    Inc.*+++                         10,000         280,000
  Eyetech Pharmaceuticals,
    Inc.*+++                          5,200         223,184

                       See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) CONTINUED

                                  SHARES          VALUE
                                -----------   -------------
  First Health Group
    Corporation*                      2,400   $      37,464
  First Horizon Pharmaceutical
    Corporation*+++                     200           3,780
  Flamel Technologies ADR*            9,400         231,522
  Gen-Probe, Inc*+++                 13,300         629,356
  Genesis Healthcare
    Corporation*                      1,700          49,368
  Gentiva Health Services,
    Inc.*+++                            200           3,252
  Guilford Pharmaceuticals,
    Inc.*+++                          1,200           5,700
  Haemonetics Corporation*              600          17,790
  Hanger Orthopedic Group,
    Inc.*                             1,800          21,096
  Healthcare Services Group,
    Inc.                                100           1,530
  Hologic, Inc.*+++                   1,200          27,900
  Hooper Holmes, Inc.                 3,500          20,090
  Human Genome Sciences, Inc.*       10,800         125,604
  I-Flow Corporation*+++             11,900         141,134
  Immunicon Corporation*                100             786
  IMPAC Medical Systems,
    Inc.*+++                         28,100         411,103
  Incyte Corporation*+++              2,500          19,100
  Indevus Pharmaceuticals,
    Inc.*                               300           1,845
  Intuitive Surgical, Inc.*          15,300         290,700
  Invacare Corporation                2,200          98,384
  Inverness Medical
    Innovations, Inc.*+++               500          10,950
  Kindred Healthcare, Inc.*+++        2,200          57,970
  KV Pharmaceutical Co. Class
    A*                               13,487         311,415
  Landauer, Inc.                        300          13,398
  Ligand Pharmaceuticals, Inc.
    Class B*+++                      61,900       1,075,822
  Magellan Health Services,
    Inc.*                            27,500         919,875
  Matria Healthcare, Inc.*              200           5,014
  Maxygen, Inc.*+++                   1,900          20,083
  Medarex, Inc.*+++                   4,300          31,347
  Medcath Corporation*                  500          10,000
  Medicines Co.*                     14,250         434,768
  Medicis Pharmaceutical
    Corporation Class A+++            9,100         363,545
  MedSource Technologies,
    Inc.*                               800           5,680
  Mentor Corporation                    400          13,716
  Merit Medical Systems, Inc.*       21,100         336,123
  Microtek Medical Holdings,
    Inc.*                             2,700          13,824
  Molecular Devices
    Corporation*                        300           5,334
  Molina Healthcare, Inc.*+++        18,100         691,058
  National Healthcare
    Corporation                         100           2,801

                                  SHARES          VALUE
                                -----------   -------------
  NeighborCare, Inc.*+++             21,400   $     670,462
  Neose Technologies, Inc.*+++          100             833
  Neurocrine Biosciences,
    Inc.*+++                          5,300         274,805
  NitroMed, Inc.*                       200           1,202
  Ocular Sciences, Inc.*                300          11,400
  Omnicare, Inc.                     13,600         582,216
  Omnicell, Inc.*+++                 24,000         350,640
  Option Care, Inc.                     300           4,578
  Orthodontic Centers of
    America, Inc.*+++                 3,500          28,665
  Orthofix International NV*         14,500         619,585
  Oscient Pharmaceuticals
    Corporation*                      5,100          26,061
  Owens & Minor, Inc.                38,500         997,150
  PacifiCare Health Systems,
    Inc.*                            16,800         649,488
  Par Pharmaceutical Cos.,
    Inc.*                            22,200         781,662
  PAREXEL International
    Corporation*                        600          11,880
  Pediatrix Medical Group,
    Inc.*                            16,200       1,131,570
  Per-Se Technologies,
    Inc.*+++                         26,600         386,764
  Perrigo Co.                         3,700          70,189
  Praecis Pharmaceuticals,
    Inc.*+++                          4,400          16,720
  Protein Design Labs,
    Inc.*+++                         30,500         583,465
  Province Healthcare Co.*           59,200       1,015,280
  ProxyMed, Inc.*                       200           3,372
  PSS World Medical, Inc.*+++        48,300         540,960
  Quidel Corporation*                   200           1,178
  Radiation Therapy Services,
    Inc.*                            14,100         200,220
  RehabCare Group, Inc.*             21,700         577,871
  Res-Care, Inc.*                    56,300         715,010
  Respironics, Inc.*                 27,500       1,615,625
  Santarus, Inc.*+++                 15,900         234,525
  Savient Pharmaceuticals,
    Inc.*+++                         38,700          95,976
  Seattle Genetics, Inc.*             1,400           9,842
  Select Medical Corporation         13,800         185,196
  Serologicals Corporation*+++          500           9,995
  Sierra Health Services,
    Inc.*+++                         18,000         804,600
  Sola International, Inc.*           2,700          46,521
  Specialty Laboratories,
    Inc.*+++                            300           2,688
  Stericycle, Inc.*                  22,200       1,148,628
  Steris Corporation*                32,400         730,944
  Sunrise Senior Living,
    Inc.*+++                          1,300          50,882
  Sybron Dental Specialties,
    Inc.*                             1,000          29,850
  Tanox, Inc.*+++                    15,500         295,585
  Taro Pharmaceuticals
    Industries, Ltd.*+++              7,600         330,600
  Techne Corporation*                   700          30,415
  Thoratec Corporation*+++           10,300         110,519
  Transkaryotic Therapies,
    Inc.*+++                            100           1,496
  United Surgical Partners
    International, Inc.*+++           9,300         367,071
  US Oncology, Inc.*                 62,500         920,000

                       See Notes to Financial Statements.

                                  SHARES          VALUE
                                -----------   -------------
  Valeant Pharmaceuticals
    International                     1,700   $      34,000
  VCA Antech, Inc.*+++               48,400       2,169,288
  Ventana Medical Systems*            7,600         361,228
  Vertex Pharmaceuticals,
    Inc.*                             3,300          35,772
  Viasys Healthcare, Inc.*            2,600          54,366
  Vicuron Pharmaceuticals,
    Inc.*                             2,000          25,120
  VISX, Inc.*+++                     31,300         836,336
  Vital Signs, Inc.                     500          14,520
  WellCare Health Plans, Inc.*        3,200          54,400
  West Pharmaceutical
    Services, Inc.                      600          25,380
  Wilson Greatbatch
    Technologies, Inc.*               7,800         218,010
  Wright Medical Group, Inc.*         9,600         341,760
  XOMA, Ltd.*+++                     80,000         358,400
  Zoll Medical Corporation*+++        8,425         295,549
                                              -------------
                                                 42,884,640
                                              -------------
INTEGRATED OILS -- 0.0%
  Giant Industries, Inc.*               900          19,800
  Petrocorp, Inc. Escrow
    Shares*+                            500               0
                                              -------------
                                                     19,800
                                              -------------

                                  SHARES          VALUE
                                -----------   -------------
MATERIALS & PROCESSING -- 9.8%
  Aaon, Inc.*                           100   $       2,019
  Acuity Brands, Inc.                19,400         523,800
  Agrium, Inc.                       54,600         794,430
  Airgas, Inc.                       31,000         741,210
  AK Steel Holding
    Corporation*+++                   4,100          21,607
  Albany International
    Corporation Class A               2,200          73,832
  Albemarle Corporation+++            2,700          85,455
  Alico, Inc.                           300          12,045
  Amcol International
    Corporation                       1,500          28,425
  Ameron International
    Corporation                         700          23,891
  Anchor Glass Container
    Corporation                      43,100         583,143
  Apogee Enterprises, Inc.            2,300          23,920
  Aptargroup, Inc.                    3,000         131,070
  Arch Chemicals, Inc.               14,400         415,008
  Avatar Holdings, Inc.*+++             400          16,640
  Barnes Group, Inc.                 33,900         982,422
  Bluegreen Corporation*                900          12,420
  Brady Corporation Class A             800          36,880
  Brookfield Homes Corporation       32,900         861,651
  Brush Engineered Materials,
    Inc.*                             1,400          26,460
  Buckeye Technologies, Inc.*         2,500          28,750
  Building Materials Holding
    Corporation                       1,100          20,823
  Calgon Carbon Corporation+++        2,800          18,760
  Cambrex Corporation                 2,200          55,506
  Caraustar Industries,
    Inc.*+++                         39,700         560,167
  Carpenter Technology
    Corporation                      28,200         960,210
  Ceradyne, Inc.*                       400          14,308
  Chesapeake Corporation+++           1,600          42,688
  Chicago Bridge & Iron Co.
    NV+++                            27,000         751,950
  CIRCOR International,
    Inc.+++                          38,000         774,820
  Cleveland-Cliffs, Inc.*+++            400          22,556
  Comfort Systems USA, Inc.*          3,200          20,448
  Commercial Metals Co.              36,000       1,168,200
  Compass Minerals
    International, Inc.               1,300          25,194
  CompX International, Inc.*            100           1,500
  Corn Products International,
    Inc.                             29,900       1,391,845
  Crompton Corporation                9,600          60,480
  Crown Holdings, Inc.*               6,200          61,814
  Cytec Industries, Inc.             18,300         831,735
  Delta & Pine Land Co.               1,300          28,535
  Deltic Timber Corporation+++          700          26,880
  DHB Industries, Inc.*+++           74,300       1,127,874
  Dycom Industries, Inc.*               900          25,200
  Eagle Materials, Inc.+++            1,400          99,428
  ElkCorp                            31,600         756,504
  EMCOR Group, Inc.*                  1,300          57,174
  Engelhard Corporation              32,900       1,062,999
  Ennis, Inc.                         1,400          27,300
  Exide Technologies*                10,600         216,770
  Ferro Corporation                  30,400         811,072
  FMC Corporation*                   15,000         646,650
  Georgia Gulf Corporation            1,100          39,446
  Gibraltar Steel Corporation           800          26,256
  Glatfelter                          2,400          33,792
  Grace (W.R.) & Co.*                 5,500          34,100
  GrafTech International,
    Ltd.*                            15,600         163,176
  Granite Construction, Inc.          2,800          51,044
  Great Lakes Chemical
    Corporation                       4,200         113,652
  Greif, Inc. Class A                33,000       1,394,250
  Griffon Corporation*                1,900          42,332
  H.B. Fuller Co.+++                 30,400         863,360
  Hecla Mining Co.*+++                5,000          28,500
  Hercules, Inc.*                    23,600         287,684
  IMCO Recycling, Inc.*                 600           7,932
  Infrasource Services, Inc.*           500           6,130
  Insituform Technolgies, Inc.
    Class A*+++                       1,500          24,405
  Integrated Electical
    Services, Inc.*                   1,700          13,685
  Interface, Inc. Class A*            3,700          32,301
  Jacuzzi Brands, Inc.*               5,700          45,942
  Kaydon Corporation                  1,400          43,302
  Layne Christensen Co.*                400           6,620
  Lennox International,
    Inc.+++                           3,300          59,730
  LNR Property Corporation+++        20,200       1,095,850

                       See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) CONTINUED

                                  SHARES          VALUE
                                -----------   -------------
  Lone Star Technologies,
    Inc.*                               500   $      13,780
  Longview Fibre Co.                  4,300          63,339
  Louisiana-Pacific
    Corporation                      57,300       1,355,145
  LSI Industries, Inc.                1,675          19,263
  Maverick Tube
    Corporation*+++                  18,700         491,062
  Metal Management, Inc.*             1,500          29,715
  Metals USA, Inc.*                   1,700          30,396
  Methanex Corporation+++            83,400       1,102,631
  Millennium Chemicals, Inc.          5,400          93,528
  Minerals Technologies, Inc.         1,700          98,600
  Mobile Mini, Inc.*+++              31,100         883,551
  Mueller Industries, Inc.           17,800         637,240
  Myers Industries, Inc.              1,875          26,438
  NCI Building Systems, Inc.*        22,900         745,395
  NewMarket Corporation*+++           1,100          23,617
  NL Industries, Inc.                   400           5,800
  NN, Inc.                            1,400          17,794
  NS Group, Inc.*                     1,500          24,660
  Octel Corporation                   1,000          26,330
  Olin Corporation+++               123,920       2,183,469
  OM Group, Inc.*+++                  2,400          79,224
  Omnova Solutions, Inc.*             2,000          12,200
  Oregon Steel Mills, Inc.*           2,200          32,428
  Owens-Illinois, Inc.*              38,400         643,584
  Penn Engineering &
    Manufacturing Corporation           800          17,152
  Perini Corporation*                   400           4,268
  PolyOne Corporation*                7,600          56,544
  Pope & Talbot, Inc.+++              1,300          25,701
  Potlatch Corporation                2,500         104,100
  Quaker Chemical Corporation           500          13,810
  Quanex Corporation+++              12,000         584,400
  Quanta Services, Inc.*+++           3,000          18,660
  Reading International, Inc.
    Class A*                          1,200          10,440
  Reliance Steel & Aluminum
    Co.+++                           29,400       1,185,408
  Rock-Tenn Co. Class A              48,400         820,380
  RTI International Metals,
    Inc.*+++                          1,800          28,710
  Ryerson Tull, Inc.                    900          14,292
  Schnitzer Steel Industries,
    Inc. Class A+++                   1,550          52,638
  Schulman (A.), Inc.                15,900         341,691
  Shaw Group, Inc. (The)*+++         93,700         949,181
  Silgan Holdings, Inc.                 400          16,124
  Southern Peru Copper
    Corporation                      23,200         958,856
  Spartech Corporation               35,500         920,870
  Standard Register Co.+++           36,500         434,350
  Steel Dynamics, Inc.*+++           38,000       1,087,940
  Steel Technologies, Inc.              800          17,664
  Stepan Co.                            400          10,460
  Stillwater Mining Co.*+++           2,700          40,527
  Sunterra Corporation*               1,500          18,900
  Tarragon Realty Investors,
    Inc. REIT*+++                       525           7,744
  Terra Industries, Inc.*             3,300          18,579
  Texas Industries, Inc.+++           1,800          74,106
  Titanium Metals Corporation*          100           9,255
  Trammell Crow Co.*+++              81,300       1,146,330
  Tredegar Corporation               48,500         782,305
  U.S. Concrete, Inc.*                1,800          12,690
  Universal Forest Products,
    Inc.+++                           1,200          38,700
  URS Corporation*                    6,500         178,100
  USEC, Inc.+++                       7,000          61,390
  USG Corporation*+++                 2,700          47,466
  Valence Technology, Inc.*+++        3,000          10,290
  Valhi, Inc.                           840           9,551
  Valmont Industries, Inc.           30,400         696,160
  Washington Group
    International, Inc.*              2,100          75,369
  Watsco, Inc.+++                    39,200       1,100,344
  Wausau-Mosinee Paper
    Corporation+++                    3,600          62,280
  WCI Communities, Inc.*+++          43,600         972,716
  WD-40 Co.                             700          20,958
  Wellman, Inc.+++                    2,700          21,951
  Wheeling-Pittsburgh
    Corporation*                        300           6,258
  York International
    Corporation                       3,400         139,638
                                              -------------
                                                 43,372,392
                                              -------------

                                  SHARES          VALUE
                                -----------   -------------
OTHER -- 0.3%
  Brunswick Corporation              10,600   $     432,480
  GenCorp, Inc.+++                    3,300          44,187
  Kaman Corporation Class A+++       23,400         327,366
  Lancaster Colony Corporation        2,000          83,280
  Ritchie Bros. Auctioneers,
    Inc.                             17,200         500,692
  Sequa Corporation Class A*            500          29,235
  Trinity Industries, Inc.+++         3,100          98,549
  Walter Industries, Inc.+++          2,000          27,240
                                              -------------
                                                  1,543,029
                                              -------------
OTHER ENERGY -- 4.4%
  Berry Petroleum Co. Class A         1,100          32,351
  Cabot Oil & Gas Corporation         1,700          71,910
  Callon Petroleum Co.*                 500           7,130
  Calpine Corporation*               34,700         149,904
  Capstone Turbine
    Corporation*                      1,700           3,700
  Cimarex Energy Co.*                 3,500         105,805
  Clayton Williams Energy,
    Inc.*                               100           2,390
  Comstock Resources, Inc.*             400           7,784
  Denbury Resources, Inc.*           28,400         594,980
  Dril-Quip, Inc.*                      500           9,350
  Edge Petroleum Corporation*           200           3,400
  Encore Acquisition Co.*             1,700          47,430
  Energy Partners, Ltd.*+++           2,000          30,600
  Evergreen Resources,
    Inc.*+++                         11,000         444,400
  Forest Oil Corporation*             3,800         103,816
  Global Industries, Ltd.*            6,800          38,896

                       See Notes to Financial Statements.

                                  SHARES          VALUE
                                -----------   -------------
  Global Power Equipment
    Group, Inc.*                      2,300   $      18,446
  Gulf Island Fabrication,
    Inc.                                100           2,163
  Hanover Compressor Co.*+++          6,400          76,160
  Harvest Natural Resources,
    Inc.*                            45,100         672,441
  Helmerich & Payne, Inc.            74,900       1,958,634
  Holly Corporation+++                  800          29,920
  Hornbeck Offshore Services,
    Inc.*+++                         58,300         761,981
  Houston Exploration Co.*+++        28,800       1,492,992
  Hydril Co.*+++                     15,500         488,250
  Key Energy Services, Inc.*         10,900         102,896
  KFX, Inc.*+++                      30,900         235,458
  Lufkin Industries, Inc.+++            600          19,188
  Magnum Hunter Resources,
    Inc.*+++                         63,400         658,092
  Matrix Service Co.*                   700           6,405
  McMoRan Exploration Co.*+++           500           7,790
  Meridian Resource
    Corporation*                      4,400          30,536
  Newpark Resources, Inc.*            2,900          17,980
  Oceaneering International,
    Inc.*                             2,100          71,925
  Oil States International,
    Inc.*                             1,700          26,010
  Parker Drilling Co.*                7,900          30,178
  Patina Oil & Gas Corporation       34,700       1,036,489
  Patterson-UTI Energy, Inc.         17,400         581,334
  Plains Exploration &
    Production Co.*                   5,220          95,787
  Prima Energy Corporation*             100           3,957
  Range Resources Corporation        10,900         159,140
  Reliant Energy, Inc.*+++           65,100         705,033
  Remington Oil & Gas
    Corporation*                        300           7,080
  Resource America, Inc. Class
    A                                   700          16,520
  RPC, Inc.                             700          11,053
  Seacor Holdings, Inc.*              1,500          65,895
  Spinnaker Exploration Co.*          1,200          47,256
  St. Mary Land & Exploration
    Co.+++                            2,400          85,560
  Stone Energy Corporation*           1,500          68,520
  Sunoco, Inc.+++                    20,900       1,329,658
  Superior Energy Services,
    Inc.*                            85,300         857,265
  Swift Energy Co.*                   2,300          50,738
  Syntroleum Corporation*             1,000           6,620
  Tesoro Petroleum
    Corporation*+++                  58,600       1,617,360
  Tetra Technologies, Inc.*          12,050         323,543
  Texas Genco Holdings,
    Inc.+++                          19,200         865,728
  Todco Class A*                      1,000          15,470
  Transmontaigne, Inc.*               1,800           9,684
  Universal Compression
    Holdings, Inc.*                  14,400         441,792
  Veritas DGC, Inc.*+++              45,300       1,048,695
  Vintage Petroleum, Inc.             4,200          71,274
  W-H Energy Services, Inc.*         69,600       1,364,160
  Whiting Petroleum
    Corporation*                        700          17,605
                                              -------------
                                                 19,264,507
                                              -------------

                                  SHARES          VALUE
                                -----------   -------------
PRODUCER DURABLES -- 8.0%
  Advanced Energy Industries,
    Inc.*+++                         33,200   $     521,904
  Applied Films
    Corporation*+++                     700          20,314
  Applied Industrial
    Technologies, Inc.                1,400          42,168
  Arris Group, Inc.*+++               1,500           8,910
  Artesyn Technologies,
    Inc.*+++                          1,200          10,800
  Astec Industries, Inc.*               800          15,064
  Audiovox Corporation Class
    A*                                  700          11,816
  Axcelis Technologies, Inc.*         1,700          21,148
  Baldor Electric Co.                33,800         789,230
  BE Aerospace, Inc.*+++             27,400         207,692
  Beazer Homes USA, Inc.+++           1,100         110,341
  Belden, Inc.+++                    58,000       1,242,940
  Blount International, Inc.
    Class A*                            100           1,273
  Briggs & Stratton
    Corporation                      13,200       1,166,220
  Brooks Automation, Inc.*           15,000         302,250
  C & D Technologies, Inc.            2,100          37,443
  C-COR.net Corporation*              1,400          14,406
  Cable Design Technologies
    Corporation*+++                   1,800          19,080
  Cascade Corporation                   900          28,125
  Cherokee International
    Corporation*+++                  52,800         602,448
  Cohu, Inc.+++                       1,800          34,272
  Credence Systems
    Corporation*+++                     400           5,520
  CTS Corporation+++                 66,600         803,196
  Curtiss-Wright
    Corporation+++                    1,300          73,047
  Cymer, Inc.*+++                    27,700       1,037,088
  DDi Corporation*                    1,100           9,053
  Dominion Homes, Inc.*+++              300           6,930
  Ducommun, Inc.*                       600          12,828
  DuPont Photomasks, Inc.*              600          12,198
  Electro Scientific
    Industries, Inc.*                 2,300          65,113
  Enpro Industries, Inc.*             1,700          39,066
  Entegris, Inc.*+++                 40,700         470,899
  ESCO Technologies, Inc.*              500          26,680
  Esterline Technologies
    Corporation*                      1,800          53,154
  Faro Technologies, Inc.*           16,200         415,854
  Federal Signal Corporation         21,400         398,254
  FEI Co.*+++                        25,300         604,923
  Flanders Corporation*                 300           2,481
  Flowserve Corporation*             37,500         935,250
  FSI International, Inc.*              200           1,562
  Gardner Denver, Inc.*               1,600          44,640
  General Cable
    Corporation*+++                   3,000          25,650

                       See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) CONTINUED

                                  SHARES          VALUE
                                -----------   -------------
  Genlyte Group, Inc.*                1,000   $      62,880
  Gorman-Rupp Co.                       600          16,302
  Headwaters, Inc.*                  12,000         311,160
  Heico Corporation+++                1,500          27,375
  Heico Corporation Class A             100           1,395
  HNI Corporation                    19,400         821,202
  IDEX Corporation                    2,050          70,418
  Imagistics International,
    Inc.*                            22,400         792,960
  Intevac, Inc.*+++                  32,700         290,049
  Ionics, Inc.*+++                    1,500          42,375
  JLG Industries, Inc.+++            16,800         233,352
  Joy Global, Inc.                    9,600         287,424
  Kadant, Inc.*                      29,000         670,770
  KB HOME                            16,300       1,118,669
  Kennametal, Inc.                   25,000       1,145,000
  Kimball International, Inc.
    Class B                          78,200       1,153,450
  Kulicke & Soffa Industries,
    Inc.*+++                         49,900         546,904
  Lindsay Manufacturing Co.+++          100           2,402
  Littelfuse, Inc.*                     200           8,482
  M/I Homes, Inc.                     1,000          40,600
  Magnetek, Inc.*                     2,000          16,680
  Mastec, Inc.*+++                    2,000          10,860
  Meritage Corporation*                 100           6,880
  Mettler Toledo
    International, Inc.*             21,200       1,041,768
  Milacron, Inc.+++                   3,200          12,800
  MKS Instruments, Inc.*                500          11,410
  Moog, Inc. Class A*                 2,200          81,642
  MTC Technologies, Inc.*            19,900         513,818
  MTS Systems Corporation             1,600          37,520
  NACCO Industries, Inc. Class
    A+++                              7,900         750,500
  NVR, Inc.*+++                       2,500       1,210,500
  Orbital Sciences
    Corporation*+++                  50,500         697,405
  Orleans Homebuilders, Inc.*           100           1,927
  Palm Harbor Homes, Inc.*+++        46,600         826,218
  Paxar Corporation*+++               2,400          46,848
  Photon Dynamics, Inc.*+++          18,400         645,288
  Photronics, Inc.*+++              158,600       3,003,884
  Plantronics, Inc.*                 15,400         648,340
  Polycom, Inc.*                     38,200         856,062
  Powell Industries, Inc.*+++           600          10,248
  Power-One, Inc.*                   52,600         577,548
  Powerwave Technologies,
    Inc.*                             4,700          36,190
  Rayovac Corporation*               18,600         522,660
  Regal-Beloit Corporation+++         1,800          40,068
  Robbins & Myers, Inc.+++              900          20,205
  Rofin-Sinar Technologies,
    Inc.*                             1,200          30,468
  Roper Industries, Inc.              6,800         386,920
  Rudolph Technologies, Inc.*           100           1,819
  Ryland Group, Inc.                 15,500       1,212,100
  Skyline Corporation+++                600          24,390
  Smith (A.O.) Corporation+++        25,300         804,287
  Sonic Solutions*+++                11,900         252,875
  Standex International
    Corporation+++                   16,100         437,920
  Stewart & Stevenson
    Services, Inc.                    2,400          43,008
  Symmetricom, Inc.*+++                 600           5,340
  Technical Olympic USA,
    Inc.+++                             700          15,596
  Technitrol, Inc.*                   2,900          63,510
  Tecumseh Products Co. Class
    A                                 1,400          57,666
  Teledyne Technologies, Inc.*       34,400         688,688
  Tennant Co.                        23,400         969,930
  Terex Corporation*                  8,000         273,040
  Thomas & Betts Corporation          4,900         133,427
  Thomas Industries, Inc.             1,200          39,840
  TRC Cos., Inc.*                       300           5,004
  Triumph Group, Inc.*                1,300          41,509
  Ultratech, Inc.*                      300           4,884
  Veeco Instruments, Inc.*+++           200           5,162
  Watts Water Technologies,
    Inc. Class A                      2,000          53,900
  Woodhead Industries, Inc.             900          13,914
  Woodward Governor Co.                 800          57,688
  Zygo Corporation*                     800           8,952
                                              -------------
                                                 35,153,505
                                              -------------

                                  SHARES          VALUE
                                -----------   -------------
TECHNOLOGY -- 12.9%
  Actel Corporation*                 29,900   $     553,150
  ActivCard Corporation*+++           3,500          25,410
  Acxiom Corporation+++              17,000         422,110
  Adaptec, Inc.*                      9,100          76,986
  Advanced Digital Information
    Corporation*                     29,200         283,240
  Aeroflex, Inc.*                    25,400         363,982
  Agile Software Corporation*        52,100         455,875
  Agilysys, Inc.                      2,400          33,096
  Akamai Technologies,
    Inc.*+++                         24,500         439,775
  Aladdin Knowledge Systems*         14,300         235,235
  Alliance Semiconductor
    Corporation*                      1,700          10,115
  Altiris, Inc.*+++                   8,800         242,968
  Anaren, Inc.*                         600           9,804
  Anixter International, Inc.        17,300         588,719
  Ansys, Inc.*                          200           9,400
  Anteon International
    Corporation*                      8,400         274,008
  Ariba, Inc.*                       16,800          33,264
  Arrow Electronics, Inc.*+++        45,100       1,209,581
  Ascential Software
    Corporation*+++                  51,600         825,084
  Asiainfo Holdings, Inc.*+++         1,800           9,504
  Aspen Technology, Inc.*+++         37,600         272,976
  Autodesk, Inc.                     27,900       1,194,398
  Avid Technology, Inc.*              7,300         398,361
  Avnet, Inc.*                       47,900       1,087,330
  Avocent Corporation*                7,400         271,876
  Benchmark Electronics, Inc.*        1,700          49,470
  BioVeris Corporation*                 400           3,328

                       See Notes to Financial Statements.

                                  SHARES          VALUE
                                -----------   -------------
  Black Box Corporation              15,600   $     737,256
  Blackboard, Inc.*                   2,500          50,125
  Borland Software
    Corporation*                     59,700         506,853
  Brocade Communications
    Systems, Inc.*                    4,000          23,920
  CACI International, Inc.
    Class A*                         14,200         574,248
  Captaris, Inc.*                       900           5,814
  Catapult Communications
    Corporation*                        400           9,200
  Celestica, Inc.*+++                27,000         538,650
  Checkpoint Systems, Inc.*           3,100          55,583
  Cherokee, Inc.                        200           5,018
  ChipPAC, Inc. Class A*+++          52,100         326,667
  CIBER, Inc.*+++                    60,800         499,776
  Cognizant Technology
    Solutions Corporation*           14,300         363,363
  Coherent, Inc.*+++                  1,400          41,790
  CommScope, Inc.*+++                34,400         737,880
  CompuCom Systems, Inc.*             2,000           9,080
  Computer Network Technology
    Corporation*+++                   6,100          36,539
  Comtech Telecommunications*           300           6,768
  Concord Communications,
    Inc.*+++                         23,500         268,135
  Corvis Corporation*+++             32,500          45,825
  CSG Systems International,
    Inc.*                             1,400          28,980
  Cubic Corporation+++                8,100         169,533
  Digi International, Inc.*             400           4,288
  Digimarc Corporation*                 600           8,010
  Digital River, Inc.*                  700          22,841
  Ditech Communications
    Corporation*                     15,700         366,438
  DRS Technologies, Inc.*             1,641          52,348
  E.piphany, Inc.*                    5,700          27,531
  Eagle Broadband, Inc.*             16,000          15,840
  EDO Corporation                       300           7,236
  Electronics for Imaging,
    Inc.*                            28,550         806,823
  Embarcadero Technologies,
    Inc.*                            24,800         306,528
  EMS Technologies, Inc.*               200           3,886
  Emulex Corporation*+++             67,600         967,356
  Enterasys Networks, Inc.*           7,600          16,036
  Epicor Software Corporation*       30,500         428,525
  EPIQ Systems, Inc.*                 5,100          73,950
  Equinix, Inc.*+++                  19,900         675,406
  ESS Technology, Inc.*+++           19,800         212,058
  Exar Corporation*                   2,400          35,184
  Extreme Networks, Inc.*+++          2,400          13,248
  F5 Networks, Inc.*+++              18,100         479,288
  Filenet Corporation*               22,200         700,854
  Finisar Corporation*+++             1,500           2,970
  FLIR Systems, Inc.*+++             12,700         697,230
  FormFactor, Inc.*+++               26,550         596,048
  Gateway, Inc.*                     13,400          60,300

                                  SHARES          VALUE
                                -----------   -------------
  Genesis Microchip, Inc.*            1,300   $      17,901
  Herley Industries, Inc.*+++           600          11,724
  Hummingbird, Ltd.*                 14,200         320,494
  Hutchinson Technology,
    Inc.*+++                          2,200          54,098
  Hyperion Solutions
    Corporation*+++                  12,100         529,012
  iGate Corporation*                    400           1,592
  Imation Corporation                 3,000         127,830
  Inet Technolgies, Inc.*            55,800         695,826
  InFocus Corporation*               54,800         465,800
  Infonet Services Corporation
    Class B*                        205,700         359,975
  Informatica Corporation*          151,400       1,155,182
  Ingram Micro, Inc. Class A*        56,600         819,002
  Integrated Circuit Systems,
    Inc.*                            40,500       1,099,980
  Integrated Device
    Technology, Inc.*+++            118,200       1,635,887
  Integrated Silicon
    Solutions, Inc.*                  2,500          30,525
  Intergraph Corporation*               700          18,102
  International Rectifier
    Corporation*                      7,500         310,650
  Internet Capital Group,
    Inc.*                             3,200          24,768
  Internet Security Systems,
    Inc.*+++                         17,500         268,450
  Intervideo, Inc.*                     100           1,294
  Interwoven, Inc.*+++               34,975         353,248
  Iomega Corporation+++               1,600           8,928
  IXYS Corporation*                     100             788
  JDA Software Group, Inc.*+++       31,400         413,538
  Keane, Inc.*                        1,700          23,273
  Kemet Corporation*                  7,200          87,984
  Keynote Systems, Inc.*                600           8,250
  Komag, Inc.*+++                     2,000          27,940
  KVH Industries, Inc.*+++           13,300         169,309
  Lattice Semiconductor
    Corporation*                     45,300         317,553
  Lawson Software, Inc.*+++          50,100         354,708
  LeCroy Corporation*                   700          12,607
  Macromedia, Inc.*                  42,900       1,053,195
  Macrovision Corporation*           19,500         488,085
  Mantech International
    Corporation Class A*                500           9,385
  Manugistics Group, Inc.*+++         2,600           8,502
  Mapinfo Corporation*                1,400          14,840
  MatrixOne, Inc.*+++                82,900         572,839
  McData Corporation Class A*         9,800          52,724
  Mentor Graphics
    Corporation*+++                  37,100         573,937
  Merix Corporation*                    800           9,072
  Methode Electronics, Inc.
    Class A                           3,000          38,910
  Micrel, Inc.*                      24,700         300,105
  Microsemi Corporation*             44,900         638,029
  Microtune, Inc.*                      700           3,269

                       See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) CONTINUED

                                  SHARES          VALUE
                                -----------   -------------
  Monolithic System
    Technology, Inc.*                   100   $         753
  Motive, Inc.*                      17,900         184,728
  MRO Software, Inc.*+++             47,500         646,475
  MRV Communications, Inc.*+++        8,100          22,194
  MSC.Software Corporation*+++        1,400          12,530
  National Instruments
    Corporation+++                   27,550         844,408
  NETIQ Corporation*                  4,800          63,360
  Netscout Systems, Inc.*               300           1,977
  Network Equipment
    Technologies, Inc.*                 500           4,080
  Newport Corporation*               47,300         764,841
  Novatel Wireless, Inc.*             1,000          26,500
  NU Horizons Electronics
    Corporation*                     20,850         187,650
  O2Micro International, Ltd.*       26,300         447,889
  Omnivision Technologies,
    Inc.*+++                          7,200         114,840
  ON Semiconductor
    Corporation*                        500           2,510
  Open Solutions, Inc.*              10,900         272,282
  Open Text Corporation*+++          21,400         682,660
  Oplink Communications, Inc.*        4,000           7,680
  Optical Communication
    Products, Inc.*                     700           1,708
  OSI Systems, Inc.*+++                 400           7,972
  Overland Storage, Inc.*               300           3,987
  palmOne, Inc.*+++                   3,475         120,826
  Parametric Technology
    Corporation*                     92,700         463,500
  Park Electrochemical
    Corporation                       1,400          35,350
  PC-Tel, Inc.*                         400           4,720
  PDF Solutions, Inc.*               45,000         381,150
  Pec Soulutions, Inc.*                 800           9,544
  Pegasystems, Inc.*+++                 100             875
  Pericom Semiconductor
    Corporation*+++                   9,900         106,029
  Perot Systems Corporation
    Class A*                          4,700          62,369
  Pinnacle Systems, Inc.*             2,700          19,305
  Pixelworks, Inc.*+++               29,900         458,068
  Planar Systems, Inc.*+++           44,100         590,499
  Plexus Corporation*                43,900         592,650
  Power Intergrations,
    Inc.*+++                         11,600         288,840
  ProcureNet, Inc.*+                  7,600               0
  Progress Software
    Corporation*                        200           4,334
  Quantum Corporation*+++             8,400          26,040
  Quest Software, Inc.*+++           22,200         286,380
  Radisys Corporation*+++               300           5,571
  Redback Networks, Inc.*+++          2,588          16,589
  REMEC, Inc.*+++                    55,600         351,392
  Retek, Inc.*                       52,200         320,508
  RF Micro Devices, Inc.*+++         33,800         253,500
  Safeguard Scientifics,
    Inc.*+++                         92,600         212,980
  SafeNet, Inc.*                     38,400       1,062,912
  Salesforce.com, Inc.*+++            1,900          30,533
  SBS Technologies, Inc.*               700          11,249
  ScanSoft, Inc.*                     1,500           7,425
  Semtech Corporation*               28,600         673,244
  Serena Software, Inc.*+++          43,450         829,461
  Silicon Graphics, Inc.*+++         21,800          47,960
  Silicon Storage Technology,
    Inc.*                            39,300         404,790
  Simpletech, Inc.*+++                  700           2,387
  Sirf Technology Holdings,
    Inc.*+++                            100           1,307
  Skyworks Solutions, Inc.*+++      117,000       1,021,410
  SonicWALL, Inc.*                    2,100          18,060
  Spectrasite, Inc.*+++              20,600         890,332
  SPSS, Inc.*                           100           1,797
  SRA International, Inc.
    Class A*                         10,200         431,664
  SS&C Technologies, Inc.            16,200         302,940
  Standard Microsystems
    Corporation*+++                  33,600         783,552
  Stellent, Inc.*+++                    600           5,124
  Supertex, Inc.*                    25,000         408,500
  SupportSoft, Inc.*                 37,300         323,764
  Sycamore Networks, Inc.*+++        14,600          61,758
  SYKES Enterprises, Inc.*           49,300         372,708
  SYNNEX Corporation*                   500           7,850
  Sypris Solutions, Inc.                500           9,595
  Talx Corporation+++                   800          19,544
  Tekelec*                           32,600         592,342

                                  SHARES          VALUE
                                -----------   -------------
  Terremark Worldwide, Inc.*          6,100   $       5,185
  TIBCO Software, Inc.*              66,800         564,460
  Tier Technologies, Inc.*+++        29,500         287,330
  Trimble Navigation, Ltd.*          21,400         594,706
  Triquint Semiconductor,
    Inc.*                             4,700          25,662
  TriZetto Group, Inc.*                 300           2,010
  Ulticom, Inc.*+++                  55,200         645,840
  UNOVA, Inc.*                        3,700          74,925
  Verisity, Ltd.*                    34,200         205,200
  Verity, Inc.*+++                   70,200         948,402
  Vignette Corporation*              11,200          18,592
  Vishay Intertechnology,
    Inc.*                            35,600         661,448
  Vitesse Semiconductor
    Corporation*                     37,600         183,488
  WatchGuard Technologies,
    Inc.*                             1,200           8,664
  webMethods, Inc.*                  91,400         783,298
  Zhone Technologies, Inc.*+++        3,725          14,528
  Zoran Corporation*+++              31,600         579,860
                                              -------------
                                                 57,327,229
                                              -------------
UTILITIES -- 4.3%
  AirGate PCS, Inc.*                    600          10,980
  Alaska Communications
    Systems Group, Inc.*                800           4,880
  American States Water Co.+++        1,300          30,212
  Aquila, Inc.*+++                   16,300          58,028

                       See Notes to Financial Statements.

                                  SHARES          VALUE
                                -----------   -------------
  Arch Wireless, Inc. Class A*        1,500   $      42,735
  Atmos Energy Corporation            4,400         112,640
  Avista Corporation+++              35,100         646,542
  Black Hills Corporation             2,700          85,050
  Boston Communications Group,
    Inc.*                               600           6,150
  California Water Service
    Group+++                          1,300          35,815
  Cascade Natural Gas
    Corporation+++                      900          19,863
  Centennial Communications
    Corporation*+++                  33,200         237,380
  Centerpoint Energy, Inc.+++        46,800         538,200
  Central Vermont Public
    Service Corporation               1,000          20,490
  CH Energy Group, Inc.+++            1,300          60,372
  Cincinnati Bell, Inc.*             20,400          90,576
  Cleco Corporation+++                4,000          71,920
  CMS Energy Corporation*+++         13,600         124,168
  Commonwealth Telephone
    Enterprises, Inc.*                  900          40,293
  Connecticut Water Service,
    Inc.+++                             700          17,962
  CT Communications, Inc.             1,600          24,080
  D & E Communications,
    Inc.+++                           1,100          14,762
  Dobson Communications
    Corporation*+++                 155,700         507,582
  Duquesne Light Holdings,
    Inc.                              5,800         111,998
  El Paso Electric Co.*               4,000          61,760
  Empire District Electric
    Co.+++                            2,100          42,231
  Energen Corporation                23,100       1,108,569
  Energy East Corporation            24,800         601,400
  EnergySouth, Inc.                     400          16,008
  General Communication, Inc.
    Class A*                          3,800          30,172
  Golden Telecom, Inc.                  500          14,070
  Idacorp, Inc.+++                   27,900         753,300
  Intrado, Inc.*+++                  19,600         315,364
  ITC Deltacom, Inc.*                   500           2,785
  Laclede Group, Inc.+++              1,700          46,597
  LCC International, Inc.*           89,200         437,080
  Mediacom Communications
    Corporation*                      2,700          21,114
  MGE Energy, Inc.                    1,500          48,945
  Middlesex Water Co.                   733          14,206
  New Jersey Resources
    Corporation                       2,300          95,634
  Nicor, Inc.                         3,700         125,689
  NII Holdings, Inc. Class
    B*+++                            39,450       1,329,071
  Northeast Utilities                68,600       1,335,642
  Northwest Natural Gas Co.           2,300          70,150
  NSTAR                              11,400         545,832
  NUI Corporation+++                  1,300          18,980
  Otter Tail Corporation+++           2,200          59,092
  Peoples Energy Corporation          3,100         130,665
  Pepco Holdings, Inc.+++            72,300       1,321,644
  Piedmont Natural Gas Co.,
    Inc.+++                          15,800         674,660
  PNM Resources, Inc.+++             28,450         590,907
  Price Communications
    Corporation*                      3,390          50,036
  Primus Telecommunications
    Group, Inc.*+++                 161,100         818,388
  PTEK Holdings, Inc.*               54,500         628,385
  SCANA Corporation+++               30,500       1,109,285
  Shenandoah
    Telecommunications Co.+++           500          13,500
  Sierra Pacific Resources*+++        9,800          75,558
  SJW Corporation                       500          17,000
  South Jersey Industries,
    Inc.+++                           1,100          48,400
  Southern Union Co.*+++              4,905         103,397
  Southwest Gas Corporation           2,900          69,977
  Southwest Water Co.+++              1,366          17,102
  Southwestern Energy Co.*            2,300          65,941
  SureWest Communications+++            200           6,320
  Talk America Holdings, Inc.*        2,200          16,874
  Telephone & Data Systems,
    Inc.                              5,300         377,360
  Time Warner Telecom, Inc.
    Class A*+++                       4,100          17,179
  Triton PCS Holdings, Inc.
    Class A*                          3,200          13,952
  UIL Holdings Corporation+++         1,000          48,690
  Unisource Energy
    Corporation+++                   25,100         623,735
  Westar Energy, Inc.                26,800         533,588
  Western Wireless Corporation
    Class A*                         22,500         650,475
  WGL Holdings, Inc.                  4,100         117,752
  Wisconsin Energy Corporation       19,900         648,939
                                              -------------
                                                 18,796,078
                                              -------------
TOTAL COMMON STOCK
                                                420,146,685
  (Cost $360,800,321)
                                              -------------
SHORT-TERM INVESTMENTS -- 34.6%
  AB Funds Trust -- Money
    Market Fund (Retirement
    Class)(inf)                  21,268,462      21,268,462
  Northern Institutional
    Liquid Assets Portfolio
    sec.                        131,399,269     131,399,269
                                              -------------
TOTAL SHORT-TERM INVESTMENTS
                                                152,667,731
  (Cost $152,667,731)
                                              -------------

                                    PAR
                                -----------
U.S. TREASURY OBLIGATION -- 0.5%
U.S. Treasury Bill
  0.95%, 07/22/04++++
  (Cost $1,988,897)             $ 1,990,000   $   1,988,985
                                              -------------


                       See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) CONTINUED

                                  SHARES          VALUE
                                -----------   -------------
MUTUAL FUNDS -- 0.2%
  Gladstone Capital
    Corporation                         600   $      12,090
  IShares Russell 2000 Value          2,770         477,271
  IShares Russell 2000                3,850         454,262
                                              -------------
TOTAL MUTUAL FUNDS
                                                    943,623
  (Cost $908,505)
                                              -------------
RIGHTS -- 0.0%
FINANCIAL SERVICES
  Leucadia National
    Corporation*+
    (Cost $0)                           700               0
                                              -------------
TOTAL INVESTMENTS -- 130.3%
                                                575,747,024
  (Cost $516,365,454)
                                               (133,941,441)
LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (30.3%)
                                              -------------
                                              $ 441,805,583
NET ASSETS -- 100.0%
                                              =============


                       See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND

                   AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/04
--------------------------------------------------------------------------------

                                                              RETIREMENT    INSTITUTIONAL    RETAIL       MSCI AC WORLD
                                                                CLASS*         CLASS*        CLASS*    FREE EX-U.S. INDEX**
                                                              ----------    -------------    ------    --------------------
  One Year                                                      29.04%         29.28%        28.73%           32.03%
  Since Inception (8/27/01 -- 6/30/04)                           6.01%          6.16%         5.47%            5.82%

Past performance is no guarantee of future results, share prices will fluctuate, and you may have a gain or loss when you redeem shares. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.absbc.org. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

[LINE GRAPH]

                                                                                                 MSCI ALL COUNTRY WORLD FREE EX-
                                                                      RETIREMENT CLASS                     U.S. INDEX**
                                                                      ----------------           -------------------------------
Aug 27 2001                                                                10000                              10000
Aug 2001                                                                    9777                               9707
Sep 2001                                                                    8731                               8675
Oct 2001                                                                    9014                               8918
Nov 2001                                                                    9460                               9325
Dec 2001                                                                    9539                               9445
Jan 2002                                                                    9203                               9039
Feb 2002                                                                    9375                               9104
Mar 2002                                                                    9891                               9594
Apr 2002                                                                    9994                               9651
May 2002                                                                   10149                               9748
Jun 2002                                                                    9728                               9324
Jul 2002                                                                    8773                               8414
Aug 2002                                                                    8765                               8413
Sep 2002                                                                    7939                               7519
Oct 2002                                                                    8274                               7922
Nov 2002                                                                    8541                               8302
Dec 2002                                                                    8400                               8033
Jan 2003                                                                    8061                               7750
Feb 2003                                                                    7887                               7592
Mar 2003                                                                    7687                               7439
Apr 2003                                                                    8348                               8148
May 2003                                                                    8870                               8661
Jun 2003                                                                    9148                               8895
Jul 2003                                                                    9426                               9131
Aug 2003                                                                    9731                               9401
Sep 2003                                                                    9913                               9663
Oct 2003                                                                   10487                              10288
Nov 2003                                                                   10652                              10511
Dec 2003                                                                   11408                              11313
Jan 2004                                                                   11576                              11493
Feb 2004                                                                   11822                              11783
Mar 2004                                                                   11937                              11851
Apr 2004                                                                   11584                              11474
May 2004                                                                   11549                              11500
Jun 2004                                                                   11804                              11745

The graph compares the results of a $10,000 investment in the Retirement Class of the Fund since August 27, 2001 (commencement of operations), with all dividends and capital gains reinvested, with the Morgan Stanley Capital International All Country World Index ex-U.S.

*These returns reflect expense waivers by the Fund's investment advisor. Without these waivers, returns would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

**The Morgan Stanley Capital International All Country World Index ex-U.S. is a market-capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas (excluding the U.S.), Europe/Middle East, and Asia/Pacific Regions. It excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

Foreign securities may involve additional risks, social and political instability, reduced market liquidity and currency volatility.

                       Not Part of the Semi-Annual Report

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)

JUNE 30, 2004                      PAR           VALUE
-------------                  -----------   --------------
FOREIGN CONVERTIBLE BONDS -- 0.0%
SWITZERLAND
  Credit Suisse Group
    Finance, Ltd.
  6.00%, 12/23/05(S)
  (Cost $168,698)                  241,000   $      255,740
                                             --------------

                                 SHARES
                               -----------
FOREIGN COMMON STOCK -- 96.5%
AUSTRALIA -- 4.2%
  Amcor, Ltd.+++                   855,614        4,154,276
  Australia and New Zealand
    Banking Group, Ltd.             47,363          603,115
  BHP Billiton, Ltd.+++             92,956          811,359
  Brambles Industries,
    Ltd.+++                         45,100          188,501
  Coles Myer, Ltd.                 822,970        4,924,497
  Commonwealth Bank of
    Australia+++                    73,200        1,661,295
  Insurance Australia Group,
    Ltd.+++                         99,900          347,953
  James Hardie Industries NV        70,900          296,334
  John Fairfax Holdings,
    Ltd.+++                        495,000        1,286,171
  Lend Lease Corporation,
    Ltd.+++                        474,509        3,397,991
  National Australia Bank,
    Ltd.+++                        262,853        5,463,821
  Orica, Ltd.+++                    88,676          932,755
  Promina Group, Ltd.               78,500          218,733
  QBE Insurance Group,
    Ltd.+++                         74,793          666,892
  Quantas Airways, Ltd.            656,700        1,610,254
  Rinker Group, Ltd.+++             34,306          192,376
  Telstra Corporation, Ltd.      1,415,414        4,959,481
  Wesfarmers, Ltd.+++               17,200          352,258
  WMC Resources, Ltd.              678,500        2,325,411
  Woodside Petroleum, Ltd.+++      696,000        8,082,200
  Woolworths, Ltd.+++               50,500          401,034
                                             --------------
                                                 42,876,707
                                             --------------
AUSTRIA -- 0.1%
  Bank Austria Creditanstalt
    AG                               3,096          181,557
  Erste Bank Der
    Oesterreichischen
    Sparkassen AG                    2,900          455,501
                                             --------------
                                                    637,058
                                             --------------

                                 SHARES          VALUE
                               -----------   --------------
BELGIUM -- 1.8%
  Colruyt NV+++                     56,600   $    6,989,526
  Electrabel SA+++                   6,959        2,230,964
  Fortis                           178,482        3,943,646
  UCB SA+++                        112,500        5,248,812
                                             --------------
                                                 18,412,948
                                             --------------
BRAZIL -- 0.6%
  All America Latina
    Logistica SA GDR*                2,000           59,500
  Aracruz Celulose SA ADR+++        10,300          336,398
  Brasil Telecom
    Participacoes SA ADR+++         18,000          552,600
  Cia Energetica de Minas
    Gerais                       3,000,000           44,753
  Companhia de Concessoes
    Rodoviarias                      8,100           91,540
  Companhia Energetica de
    Minas Gerais ADR+++              7,000          105,140
  Companhia Siderurgica
    Nacional SA ADR+++              16,000          194,560
  Companhia Vale do Rio Doce
    ADR+++                          45,900        1,807,365
  Gerdau SA ADR+++                  25,000          303,000
  Gol Linhas Aereas
    Inteligentes SA ADR*+++          5,300           90,100
  Natura Cosmeticos SA*              6,000           96,461
  Petroleo Brasileiro SA
    (Preference Shares) ADR         31,000          781,200
  Petroleo Brasileiro SA ADR        61,688        1,731,582
  Tele Celular Sul
    Participacoes SA ADR+++          5,000           64,500
  Tele Norte Leste
    Participacoes SA ADR+++          6,000           76,380
  Telesp Celular
    Participacoes SA ADR*+++        23,000          181,240
                                             --------------
                                                  6,516,319
                                             --------------
CANADA -- 1.6%
  Alcan, Inc.+++                    25,500        1,049,860
  Bombardier, Inc. Class B         274,300          822,440
  First Quantum Minerals,
    Ltd.*                           63,700          672,277
  Great-West Lifeco, Inc.            9,300          334,335
  Inco, Ltd.*+++                    28,100          971,136
  InterOil Corporation CDI*         90,000          191,844
  InterOil Corporation NPV*          7,000          151,303
  Manulife Financial
    Corporation+++                 128,200        5,168,160
  National Bank Of Canada+++        12,300          394,481
  Suncor Energy, Inc.               95,000        2,409,808
  Talisman Energy, Inc.             61,400        1,332,642
  TELUS Corporation+++              24,100          362,017
  Thomson Corporation (The)         59,900        2,200,415
                                             --------------
                                                 16,060,718
                                             --------------
CHILE -- 0.2%
  AFP Provida SA ADR                22,900          580,286
  Banco Santander Chile SA
    ADR                              9,000          240,300
  Distribucion y Servicio SA
    ADR                             22,200          337,440
  Embotelladora Andina SA ADR
    Class A+++                      30,100          364,511
  Embotelladora Andina SA ADR
    Class B+++                      40,000          450,800
  Enersis SA ADR+++                 30,000          178,800
                                             --------------
                                                  2,152,137
                                             --------------

                       See Notes to Financial Statements.

                                 SHARES          VALUE
                               -----------   --------------
CHINA -- 0.5%
  Aluminum Corporation of
    China, Ltd.+++                 508,000   $      271,917
  Byd Co., Ltd. Series H+++        109,000          322,117
  China Petroleum & Chemical
    Corporation Class H+++       1,260,000          460,396
  China Telecom Corporation,
    Ltd. Class H                 2,394,000          836,387
  Datang International Power
    Generation Co., Ltd.
    Class H+++                     318,000          246,660
  Jiangsu Expressway Co.,
    Ltd. Class H+++              1,434,100          689,489
  Ping An Insurance Group Co.
    of China, Ltd. Class
    H*+++                          269,000          365,573
  Sinotrans, Ltd. Class H+++     3,112,600        1,117,373
  Travelsky Technology, Ltd.
    Class H+++                     542,000          354,394
                                             --------------
                                                  4,664,306
                                             --------------
CROATIA -- 0.1%
  Pliva DD GDR+++                   61,400          911,790
                                             --------------
CZECH REPUBLIC -- 0.0%
  Cesky Telecom AS GDR+++           17,200          210,021
  Komercni Banka AS                  2,107          236,499
                                             --------------
                                                    446,520
                                             --------------
DENMARK -- 0.7%
  Novo-Nordisk AS Class B+++       127,100        6,543,021
  TDC AS                             8,900          289,176
                                             --------------
                                                  6,832,197
                                             --------------
ECUADOR -- 0.1%
  La Cemento Nacional GDR           26,250          551,250
                                             --------------
EGYPT -- 0.2%
  MobiNil - Egyptian Mobile
    Services                        75,995          914,771
  Orascom Construction
    Industries*                     72,933        1,081,868
  Orascom Telecom Holding*             350            6,453
                                             --------------
                                                  2,003,092
                                             --------------

                                 SHARES          VALUE
                               -----------   --------------
ESTONIA -- 0.2%
  Hansabank, Ltd.                  208,000   $    1,746,134
                                             --------------
FINLAND -- 0.6%
  Nokia OYJ+++                     224,600        3,240,855
  UPM-Kymmene OYJ+++               158,800        3,021,707
                                             --------------
                                                  6,262,562
                                             --------------
FRANCE -- 8.3%
  Accor SA                          20,000          844,111
  Air Liquide SA                    10,023        1,657,261
  Assurances Generales de
    France+++                       27,100        1,646,251
  BNP Paribas SA                    58,600        3,603,993
  Bouygues SA+++                    69,200        2,316,966
  Carrefour SA+++                  114,396        5,550,488
  Compagnie de
    Saint-Gobain+++                119,234        5,943,349
  Compagnie Generale des
    Etablissements Michelin
    Class B                          2,700          149,301
  Essilor International SA
    Compagnie Generale
    D'Optique                        6,400          417,748
  France Telecom SA+++             271,197        7,067,560
  Groupe Danone                     16,000        1,395,739
  L'Oreal SA                        90,215        7,205,741
  Lafarge SA                        41,219        3,675,925
  Lafarge SA Coupons*+              13,100                0
  Lagardere SCA                     39,618        2,475,131
  Pinault-Printemps-Redoute
    SA+++                           34,998        3,595,904
  Renault SA                        13,200        1,005,341
  Sanofi-Synthelabo SA+++           90,200        5,717,543
  Schneider Electric SA             14,100          962,381
  Societe BIC SA                    14,600          649,773
  Societe Generale Class A          64,749        5,502,558
  Societe Television
    Francaise 1+++                 123,000        3,874,381
  Thomson+++                        45,970          906,615
  Total SA                          78,181       14,905,117
  Valeo SA                          36,307        1,512,921
  Vivendi Universal SA*+++         102,887        2,854,043
                                             --------------
                                                 85,436,141
                                             --------------
GERMANY -- 3.7%
  Adidas-Salomon AG+++              16,165        1,929,935
  Allianz AG                        11,500        1,245,660
  BASF AG                           29,393        1,573,124
  Bayer AG                         134,271        3,871,647
  Bayerische Hypo-und
    Vereinsbank AG                 217,678        3,871,925
  Bayerische Motoren Werke
    AG+++                           55,400        2,451,423
  Continental AG+++                 38,300        1,847,131
  DaimlerChrysler AG                47,200        2,205,151
  Deutsche Bank AG                   4,800          377,142
  Deutsche Boerse AG                28,779        1,462,532
  E.ON AG+++                        40,900        2,950,823
  Infineon Technologies AG          50,400          676,350
  Metro AG                          27,700        1,312,997
  Muenchener
    Rueckversicherungs AG+++         9,900        1,073,194
  RWE AG                           129,160        6,073,550
  SAP AG                             5,300          878,637
  Schering AG                       50,180        2,956,721
  Siemens AG+++                     19,850        1,427,535
  ThyssenKrupp AG                      400            6,818
                                             --------------
                                                 38,192,295
                                             --------------
GREECE -- 0.1%
  Piraeus Bank SA                   75,000          875,987
                                             --------------

                       See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) CONTINUED

                                 SHARES          VALUE
                               -----------   --------------
HONG KONG -- 4.0%
  China Mengniu Dairy Co.,
    Ltd.*                          192,000   $      125,542
  China Mobile (Hong Kong),
    Ltd.                           963,500        2,915,280
  China Resources Power
    Holdings Co.*                1,303,600          735,383
  CLP Holdings, Ltd.+++          1,150,000        6,295,674
  CNOOC, Ltd.+++                 9,532,000        4,032,873
  Esprit Holdings, Ltd.+++          81,000          362,432
  Hang Lung Properties,
    Ltd.+++                      1,293,000        1,666,023
  Hang Seng Bank, Ltd.+++           29,700          380,779
  Hong Kong & China Gas Co.,
    Ltd.                         4,850,000        7,990,269
  Hongkong Electric Holdings,
    Ltd.+++                        552,500        2,287,975
  Hongkong Land Holdings,
    Ltd.+++                         48,000           74,880
  Hutchison Whampoa, Ltd.+++       556,000        3,795,867
  Jardine Matheson Holdings,
    Ltd.                           177,200        1,949,200
  Johnson Electric Holdings,
    Ltd.+++                        446,500          455,098
  Li & Fung, Ltd.                  516,000          754,173
  Sun Hung Kai Properties,
    Ltd.+++                         44,000          361,035
  Swire Pacific, Ltd. Class
    A+++                           426,500        2,761,385
  Wharf Holdings, Ltd.+++        1,308,000        3,756,404
                                             --------------
                                                 40,700,272
                                             --------------
HUNGARY -- 0.3%
  Matav Rt                         110,747          443,269
  Matav Rt. ADR                     34,200          685,026
  Mol Magyar Olaj-es Gazipari
    Rt.                              8,664          344,888
  Mol Magyar Olaj-es Gazipari
    Rt. GDR                         24,681          895,920
  OTP Bank Rt.                      22,464          458,829
                                             --------------
                                                  2,827,932
                                             --------------
INDIA -- 0.8%
  Andhra Bank, Ltd.                680,000          630,082
  Asian Paints (India) Ltd.        100,000          680,805
  Bharat Heavy Electricals,
    Ltd.                            18,196          198,622
  Bharti Televentures. Ltd.*       192,049          569,777
  Cadila Healthcare, Ltd.            9,785           90,082
  GAIL India, Ltd. GDR+++           89,500        1,976,159
  Grasim Industries, Ltd.            2,420           53,243
  Infosys Technologies, Ltd.         3,356          403,151
  Maruti Udyog Ltd.                 54,417          476,467
  National Aluminium Co.,
    Ltd.                            40,968          119,718
  Oil & Natural Gas
    Corporation, Ltd.               21,772          297,989
  Ranbaxy Laboratories, Ltd.         7,004          138,549
  Ranbaxy Laboratories, Ltd.
    GDR+++                          83,500        1,651,630
  Reliance Industries, Ltd.         11,767          109,953
  Satyam Computer Services,
    Ltd.                            25,519          169,544
  Sun Pharmaceuticals
    Industries, Ltd.                56,000          446,051
  Tata Motors, Ltd.                 53,554          442,876
                                             --------------
                                                  8,454,698
                                             --------------
INDONESIA -- 0.6%
  Bank Rakyat Indonesia*         4,418,000          787,041
  PT Bank Mandiri Persero TBK    7,640,723          954,836
  PT Ramayana Lestari Sentosa
    TBK*                         1,604,700          759,470
  PT Telekomunikasi Indonesia
    TBK*                         2,811,100        2,212,405
  PT Unilever Indonesia TBK      2,652,000        1,107,057
                                             --------------
                                                  5,820,809
                                             --------------

                                 SHARES          VALUE
                               -----------   --------------
IRELAND -- 0.5%
  Allied Irish Banks PLC           120,500   $    1,866,296
  CRH PLC                          128,462        2,717,510
  Irish Life & Permanent PLC        59,300          912,663
                                             --------------
                                                  5,496,469
                                             --------------
ISRAEL -- 0.3%
  Bank Hapoalim, Ltd.              126,300          335,883
  Check Point Software
    Technologies, Ltd.*+++          33,200          896,068
  Lipman Electronic
    Engineering, Ltd.*+++            4,700          242,520
  Orbotech, Ltd.*                   12,420          252,747
  Teva Pharmaceutical
    Industries, Ltd. ADR+++         15,900        1,069,911
                                             --------------
                                                  2,797,129
                                             --------------
ITALY -- 2.8%
  Banca Intesa SpA               2,608,702       10,188,132
  Ente Nazionale Idrocarburi
    SpA+++                         408,513        8,111,314
  Mediaset SpA                     444,723        5,069,841
  Telecom Italia Mobile SpA        307,800        1,745,098
  Telecom Italia SpA             1,409,325        3,112,096
  UniCredito Italiano SpA          152,800          754,770
                                             --------------
                                                 28,981,251
                                             --------------
JAPAN -- 22.3%
  Advantest Corporation             46,800        3,135,298
  Aeon Co., Ltd.+++                 54,500        2,187,692
  Aiful Corporation                  4,605          480,694
  Bank of Fukuoka, Ltd.
    (The)+++                       370,000        2,193,924
  Bridgestone Corporation          196,000        3,682,353
  Canon, Inc.                      275,400       14,512,671
  Dai Nippon Printing Co.,
    Ltd.+++                         28,000          447,271
  Daiwa House Industry Co.,
    Ltd.                           195,000        2,262,475
  Denso Corporation+++             325,500        7,577,052
  East Japan Railway Co.                90          504,789
  Eisai Co., Ltd.                  211,800        6,094,964
  FamilyMart Co., Ltd.              37,000        1,207,167

                       See Notes to Financial Statements.

                                 SHARES          VALUE
                               -----------   --------------
  Fanuc, Ltd.                       86,500   $    5,160,748
  Fuji Photo Film Co., Ltd.        146,000        4,576,089
  Fujisawa Pharmaceutical
    Co., Ltd.+++                   170,000        4,027,402
  Furukawa Electric Co.,
    Ltd.+++                        103,000          439,885
  Hirose Electric Co., Ltd.         41,000        4,505,247
  Hitachi, Ltd.                    506,000        3,482,619
  Honda Motor Co., Ltd.            106,700        5,143,582
  Hoya Corporation                   7,600          795,418
  Ito-Yokado Co., Ltd.              85,000        3,637,905
  Japan Airlines Corporation       102,000          326,243
  Kansai Electric Power Co.,
    Inc. (The)                      49,000          893,195
  Kao Corporation                  263,000        6,339,092
  Keyence Corporation               19,700        4,493,727
  Konica Corporation                69,000          952,335
  Kyocera Corporation+++            23,400        1,985,831
  Matsushita Electric
    Industrial Co., Ltd.+++        437,686        6,213,404
  Millea Holdings, Inc.                770       11,431,975
  Misawa Homes Holdings,
    Inc.*+++                        45,000          141,044
  Mitsubishi Corporation+++         74,000          718,875
  Mitsubishi Estate Co.,
    Ltd.+++                        852,100       10,573,646
  Mitsubishi Heavy
    Industries, Ltd.               142,000          385,208
  Mitsubishi Motors
    Corporation*+++                180,000          293,635
  Mitsubishi Tokyo Financial
    Group, Inc.                      1,049        9,709,847
  Mitsui Fudosan Co., Ltd.          55,000          659,304
  Mitsui Sumitomo Insurance
    Co., Ltd.                      186,000        1,747,239
  Mizuho Financial Group,
    Inc.+++                             87          394,675
  Murata Manufacturing Co.,
    Ltd.                            76,700        4,372,213
  NEC Corporation                  348,000        2,449,379
  NEC Electronics
    Corporation+++                   7,300          448,243
  Nidec Corporation+++               4,400          450,827
  Nikko Cordial Corporation        570,000        2,763,415
  Nikon Corporation+++              50,000          562,709
  Nintendo Co., Ltd.+++              8,200          950,648
  Nippon Express Co., Ltd.         376,000        2,205,380
  Nippon Telegraph &
    Telephone Corporation              500        2,671,493
  Nippon Yusen Kabushiki
    Kaisha+++                      277,000        1,276,919
  Nissan Motor Co., Ltd.           185,000        2,056,592
  Nitto Denko Corporation+++        16,800          859,130
  Nomura Holdings, Inc.            210,000        3,108,189
  NTT DoCoMo, Inc.                   1,125        2,010,494
  Omron Corporation                 20,000          468,313
  ORIX Corporation+++               37,500        4,295,926
  Ricoh Co., Ltd.                   83,000        1,764,744
  Rohm Co., Ltd.                    33,800        4,045,530
  Sankyo Co. Ltd.                   41,000          888,650
  Secom Co., Ltd.+++                70,000        2,970,261
  Sekisui House, Ltd.              113,000        1,254,117
  Sharp Corporation                144,000        2,300,252
  Shimamura Co., Ltd.                5,500          476,836
  Shin-Etsu Chemical Co.,
    Ltd.+++                        157,500        5,629,382
  Shionogi & Co., Ltd.+++           87,000        1,495,780
  SMC Corporation                    8,400          908,399
  Sompo Japan Insurance, Inc.       54,900          561,000
  Sony Corporation+++              106,100        3,996,435
  Sumitomo Chemical Co.,
    Ltd.+++                        452,000        2,108,491
  Sumitomo Mitsui Financial
    Group, Inc.+++                     228        1,562,975
  Suzuki Motor Corporation         105,000        1,849,517
  T&D Holdings, Inc.                50,800        2,537,323
  Takeda Chemical Industries,
    Ltd.                           281,200       12,344,297
  TDK Corporation                   11,100          842,304
  Tokyo Electron, Ltd.              34,600        1,940,631
  Tokyo Gas Co., Ltd.+++           154,000          546,194
  Tostem Inax Holding
    Corporation                     22,000          474,820
  Toyota Motor Corporation         200,200        8,109,646
  UFJ Holdings, Inc.                   237        1,046,914
  Uni-Charm Corporation+++           8,800          438,730
  West Japan Railway Co.               483        1,947,670
  Yahama Corporation               109,000        1,788,113
  Yamato Transport Co., Ltd.        54,000          881,400
                                             --------------
                                                228,974,801
                                             --------------

                                 SHARES          VALUE
                               -----------   --------------
LUXEMBOURG -- 0.0%
  SES Global                        48,900   $      413,484
  Tenaris SA ADR+++                  2,000           65,500
                                             --------------
                                                    478,984
                                             --------------
MALAYSIA -- 0.5%
  Commerce Asset Holdings BHD      347,900          444,946
  Malayan Banking BHD              144,200          383,268
  Maxis Communications BHD         239,600          554,863
  MK Land Holdings BHD             841,300          555,701
  OYL Industries BHD               109,000        1,039,803
  Public Bank BHD                  868,850        1,426,233
  Transmile Group BHD              420,000          751,579
                                             --------------
                                                  5,156,393
                                             --------------
MEXICO -- 1.1%
  America Movil SA de CV ADR
    Series L                        64,200        2,334,954
  Cemex SA de CV                   200,666        1,162,273
  Cemex SA de CV ADR                91,545        2,663,959
  Coca-Cola Femsa SA de CV
    ADR+++                          10,000          221,900
  Desarrolladora Homex SA de
    CV ADR*                          4,500           77,895
  Grupo Mexico SA de CV
    Series B                        12,000           37,406

                       See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) CONTINUED

                                 SHARES          VALUE
                               -----------   --------------
  Grupo Televisa SA ADR             27,642   $    1,251,353
  Kimberly-Clark de Mexico SA
    de CV Class A                   55,000          149,744
  Telefonos de Mexico SA de
    CV ADR Class L                  52,800        1,756,656
  Urbi Desarrollos Urbanos
    SA*                             50,000          160,843
  Wal-Mart de Mexico SA de CV
    Series V                       383,698        1,137,819
                                             --------------
                                                 10,954,802
                                             --------------
NETHERLANDS -- 4.6%
  ABN AMRO Holding NV              250,426        5,478,154
  Aegon NV                         248,567        2,996,969
  Akzo Nobel NV                     41,000        1,507,951
  ING Groep NV                     283,857        6,699,870
  Koninklijke Numico NV+++          13,600          436,991
  Koninklijke Philips
    Electronics NV+++               18,500          498,102
  Reed Elsevier NV+++              388,074        5,448,607
  Royal Dutch Petroleum Co.        249,088       12,782,758
  Royal Dutch Petroleum Co.
    (New York Shares)               12,100          625,207
  Royal KPN NV                     374,400        2,851,513
  TPG NV                           104,600        2,389,970
  Unilever NV                       28,000        1,911,112
  VNU NV                           130,823        3,799,283
                                             --------------
                                                 47,426,487
                                             --------------
NEW ZEALAND -- 0.5%
  Telecom Corporation of New
    Zealand, Ltd.                1,323,332        4,941,438
                                             --------------
NORWAY -- 0.5%
  DNB NOR ASA                       66,000          450,379
  Norsk Hydro ASA+++                38,300        2,489,237
  Norske Skogindustrier ASA         19,100          340,309
  Statoil ASA                      144,000        1,828,175
  Yara International ASA*           28,000          226,214
                                             --------------
                                                  5,334,314
                                             --------------
PERU -- 0.0%
  Compania de Minas
    Buenaventura SA ADR             15,300          338,130
                                             --------------
PHILIPPINES -- 0.0%
  Bank of the Philippine
    Islands                        375,760          287,734
  SM Prime Holdings, Inc.        1,848,800          200,831
                                             --------------
                                                    488,565
                                             --------------

                                 SHARES          VALUE
                               -----------   --------------
PORTUGAL -- 0.6%
  Banco Comercial Portugues
    SA Series R                    512,672   $    1,197,584
  Electricidade de Portugal
    SA                             441,404        1,235,177
  Portugal Telecom SGPS SA         307,779        3,321,451
  Sonae SGPS SA                    291,577          319,272
                                             --------------
                                                  6,073,484
                                             --------------
RUSSIA -- 0.6%
  LUKOIL ADR+++                     18,889        1,987,122
  Mining and Metallurgical
    Co. Norilsk Nickel ADR+++       13,700          760,350
  Mobile Telesystems ADR            16,200        1,976,400
  Vimpel-Communications
    ADR*+++                          3,200          308,640
  Wimm-Bill-Dann Foods OJSC
    ADR*+++                         55,400          772,830
  YUKOS ADR+++                       7,057          224,413
                                             --------------
                                                  6,029,755
                                             --------------
SINGAPORE -- 0.8%
  DBS Group Holdings, Ltd.         185,000        1,546,634
  Oversea-Chinese Banking
    Corporation, Ltd.              346,000        2,430,608
  Singapore
    Telecommunications, Ltd.     2,767,000        3,614,473
  United Overseas Bank, Ltd.        47,000          365,642
  Venture Corporation,
    Ltd.+++                         42,000          438,910
                                             --------------
                                                  8,396,267
                                             --------------
SOUTH AFRICA -- 1.6%
  ABSA Group, Ltd.+++               85,781          704,226
  Alexander Forbes, Ltd.           400,000          656,123
  Anglo American PLC               208,068        4,256,984
  AngloGold Ashanti, Ltd.+++         5,092          165,975
  AngloGold Ashanti, Ltd.
    ADR+++                          53,389        1,716,990
  Gold Fields, Ltd.                 21,010          220,880
  Impala Platinum Holdings,
    Ltd.                             4,184          317,222
  Iscor, Ltd.                       55,929          347,517
  Liberty Life Association of
    Africa                          31,516          258,733
  Massmart Holdings, Ltd.           66,250          348,726
  MTN Group, Ltd.+++               519,446        2,383,067
  Nedcor, Ltd.+++                   34,076          338,442
  Sanlam, Ltd.                     347,518          492,279
  Sasol, Ltd.                      136,127        2,105,808
  Standard Bank Group, Ltd.        204,960        1,418,694
  Telkom SA, Ltd.                   16,400          210,008
  VenFin, Ltd.                     199,900          639,706
                                             --------------
                                                 16,581,380
                                             --------------
SOUTH KOREA -- 2.8%
  Daelim Industrial Co., Ltd.       14,130          442,671
  Hankook Tire Co., Ltd.            90,805          793,709
  Hyundai Mobis                     20,570          913,233
  Hyundai Motor Co., Ltd.           28,770        1,106,730
  Kookmin Bank                      83,511        2,594,587
  Kookmin Bank ADR+++               41,379        1,298,473
  Korea Electric Power
    Corporation                     52,300          841,869
  Korea Electric Power
    Corporation ADR+++             153,000        1,401,480
  KT Corporation                    27,670          925,526
  KT Corporation ADR                18,650          336,446

                       See Notes to Financial Statements.

                                 SHARES          VALUE
                               -----------   --------------
  KT Freetel                        24,000   $      416,443
  POSCO                              9,420        1,214,695
  POSCO ADR+++                      14,400          482,544
  S-Oil Corporation                 28,730        1,198,430
  S1 Corporation                    39,280          917,836
  Samsung Electronics Co.,
    Ltd.                            10,010        4,132,212
  Samsung Electronics Co.,
    Ltd. GDR                           100           20,575
  Samsung Electronics Co.,
    Ltd. GDR 144A                   13,859        2,860,557
  Samsung Electronics Co.,
    Ltd. (Non-Voting Shares)
    GDR 144A+++                     10,109        1,325,412
  Samsung Fire & Marine
    Insurance Co., Ltd.             18,700        1,195,958
  Samsung SDI Co., Ltd.                960          100,943
  Shinhan Financial Group
    Co., Ltd.                       36,730          534,023
  Shinsegae Co., Ltd.                5,420        1,303,990
  SK Telecom Co., Ltd.               9,420        1,548,940
  SK Telecom Co., Ltd. ADR          44,355          931,011
  Tae Young Corporation             10,000          308,524
                                             --------------
                                                 29,146,817
                                             --------------
SPAIN -- 3.6%
  Acerinox SA                       15,439          878,896
  ACS, Actividades de
    Construccion y Servicios,
    S.A.*                           98,289        1,656,227
  Banco Bilbao Vizcaya
    Argentaria SA+++               209,700        2,801,341
  Banco Santander Central
    Hispano SA                     367,608        3,815,041
  Endesa SA+++                     131,800        2,540,012
  Iberdrola SA+++                  325,880        6,878,952
  Inditex SA                       233,400        5,355,595
  Repsol YPF SA+++                 116,337        2,547,743
  Telefonica SA                    719,240       10,632,007
                                             --------------
                                                 37,105,814
                                             --------------
SWEDEN -- 1.6%
  Assa Abloy AB Class B             35,474          453,258
  Autoliv, Inc. AB+++               24,291        1,014,147
  ForeningsSparbanken AB            57,600        1,101,083
  Hennes & Mauritz AB Class B      144,200        3,723,230
  Nordea Bank AB                   400,000        2,874,330
  Sandvik AB                        50,900        1,736,544
  Scania AB Class B+++              14,300          485,972
  Skandia Forsakrings AB+++        741,893        3,072,775
  Volvo AB Class B                  52,224        1,816,378
                                             --------------
                                                 16,277,717
                                             --------------

                                 SHARES          VALUE
                               -----------   --------------
SWITZERLAND -- 4.4%
  ABB, Ltd.                         85,254   $      466,297
  Adecco SA                          8,276          412,346
  Ciba Specialty Chemicals,
    Inc.                            16,700        1,202,763
  Compagnie Financiere
    Richemont AG Class A           102,849        2,685,374
  Credit Suisse Group               87,717        3,116,741
  Holcim, Ltd.                      45,217        2,458,701
  Logitech International SA*        19,600          892,047
  Nestle SA                         51,565       13,751,764
  Novartis AG                      138,567        6,112,925
  Roche Holding AG                  39,421        3,903,069
  Serono SA Class B+++                 794          500,212
  STMicroelectronics NV+++          38,500          847,385
  Swiss Reinsurance                 41,584        2,701,101
  Swisscom AG+++                     7,070        2,337,097
  Syngenta AG                        5,892          493,980
  Synthes, Inc.                      5,420          617,778
  UBS AG                            18,004        1,268,647
  Zurich Financial Services
    AG                              11,900        1,878,972
                                             --------------
                                                 45,647,199
                                             --------------
TAIWAN -- 1.3%
  Asustek Computer, Inc.            90,000          204,667
  Cathay Financial Holding
    Co., Ltd.                      288,000          517,955
  Cathay Financial Holding
    Co., Ltd. GDR*+++               11,009          195,861
  China Steel Corporation           11,000           10,398
  China Steel Corporation GDR
    144A                            53,700        1,015,258
  Chinatrust Financial
    Holding Co., Ltd.              596,580          665,034
  Chunghwa Telecom Co., Ltd.       151,000          260,345
  Compal Electronics, Inc.       1,485,000        1,611,251
  Far EasTone
    Telecommunications Co.,
    Ltd.                           141,000          129,096
  Far EasTone
    Telecommunications Co.,
    Ltd. GDR*                        7,000           96,136
  Faraday Technology
    Corporation                    237,500          444,783
  Formosa Plastics
    Corporation                     74,200          104,771
  HON HAI Precision Industry
    Co., Ltd.                      191,000          709,721
  MediaTek, Inc.                    31,000          246,968
  Nan Ya Plastics Corporation      185,500          244,282
  Phoenixtec Power Co., Ltd.*      481,605          472,442
  Quanta Computer, Inc.            113,000          240,175
  Taiwan Semiconductor
    Manufacturing Co., Ltd.
    ADR+++                       2,734,242        5,196,027
  United Microelectronics
    Corporation*                   429,984          319,548
  Yang Ming Marine Transport
    Corporation                    265,000          244,203
  Yuanta Core Pacific
    Securities Co., Ltd.           240,000          149,822
                                             --------------
                                                 13,078,743
                                             --------------

                       See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED) CONTINUED

                                 SHARES          VALUE
                               -----------   --------------
kw
THAILAND -- 0.5%
  Advanced Info Service
    Public Co., Ltd.               503,800   $    1,121,335
  Airports of Thailand
    PCL*+++                        714,500          900,006
  BEC World PCL                    211,600           93,159
  Kiatnakin Finance Public
    Co., Ltd.                      397,600          352,525
  PTT Exploration and
    Production Public Co.,
    Ltd.                           197,900        1,297,229
  PTT Public Co., Ltd.             193,600          729,226
  Siam Cement Public Co.,
    Ltd.                            65,200          389,111
  Siam Commercial Bank Public
    Co., Ltd.                      340,200          384,842
                                             --------------
                                                  5,267,433
                                             --------------
TURKEY -- 0.1%
  Akbank TAS                    67,176,856          246,707
  Hurriyet Gazetecilik Ve
    Matbaacilik AS              59,348,558          162,969
  Migros Turk TAS              120,225,000          583,302
  Turkiye Garanti Bankasi AS*   93,412,676          278,538
  Turkiye IS Bankasi Class C    61,703,254          224,527
                                             --------------
                                                  1,496,043
                                             --------------
UNITED KINGDOM -- 16.8%
  Antofagasta PLC                   98,400        1,678,306
  ARM Holdings PLC                 110,000          239,382
  AstraZeneca PLC+++               240,012       10,850,374
  Aviva PLC                        189,663        1,957,096
  BAE Systems PLC                  344,480        1,369,686
  Barclays PLC                      46,200          393,574
  BG Group PLC                   2,385,118       14,695,576
  BHP Billiton PLC+++              187,223        1,624,142
  BOC Group PLC+++                 244,028        4,084,686
  Boots Group PLC+++               582,534        7,268,203
  BP PLC                         1,171,021       10,342,153
  Brambles Industries PLC          638,524        2,466,460
  British Sky Broadcasting
    PLC                            132,505        1,494,652
  Centrica PLC                     636,500        2,591,386
  Compass Group PLC                384,370        2,345,589
  GKN PLC                          503,116        2,285,563
  GlaxoSmithKline PLC              422,548        8,551,801
  GUS PLC                          262,761        4,028,950
  HBOS PLC                         639,042        7,909,506
  HSBC Holdings PLC                135,200        2,010,518
  Intercontinental Hotels
    Group PLC                      429,474        4,536,805
  Johnson Matthey PLC              125,000        2,088,924
  Johnston Press PLC                42,300          434,568
  Kingfisher PLC                   743,000        3,857,018
  Lloyds TSB Group PLC           1,006,544        7,881,020
  Misys PLC                        564,300        2,026,248
  National Grid Transco PLC        188,700        1,456,092
  Next PLC                         182,903        4,720,011
  Pearson PLC                      381,415        4,634,361
  Prudential PLC                    49,800          428,532

                                 SHARES          VALUE
                               -----------   --------------
  Reckitt Benckiser PLC            198,120   $    5,608,523
  Reed Elsevier PLC                389,445        3,785,544
  Rio Tinto PLC                    173,177        4,164,387
  Rolls-Royce Group PLC            377,968        1,725,607
  Royal Bank of Scotland
    Group PLC                      290,856        8,376,177
  Scottish Power PLC               145,700        1,053,604
  Shell Transport & Trading
    Co. PLC                        683,300        5,012,418
  Smith & Nephew PLC               319,360        3,437,309
  Smiths Group PLC                 128,500        1,739,603
  Standard Chartered PLC            77,100        1,255,591
  Tesco PLC                        409,200        1,975,798
  Unilever PLC+++                  295,500        2,899,159
  Vodafone Group PLC             4,408,550        9,653,843
  Wolseley PLC*                     30,000          465,162
  Xstrata PLC                      110,000        1,470,204
                                             --------------
                                                172,874,111
                                             --------------
VENEZUELA -- 0.0%
  Compania Anonima Nacional
    Telefonos de Venezuela
    ADR                              5,001          100,770
                                             --------------
TOTAL FOREIGN COMMON STOCK
  (Cost $840,960,458)                           991,826,168
                                             --------------
FOREIGN PREFERRED STOCK -- 0.3%
BRAZIL -- 0.1%
  Companhia de Tecidos do
    Norte de Minas --
    Coteminas                    4,986,860          362,300
  Investimentos Itau SA            273,245          317,624
                                             --------------
                                                    679,924
                                             --------------
JAPAN -- 0.2%
  SMFG Finance, Ltd.            18,000,000          396,737
  SMFG Finance, Ltd. 144A       78,000,000        1,719,196
                                             --------------
                                                  2,115,933
                                             --------------
TOTAL FOREIGN PREFERRED STOCK
  (Cost $1,406,894)                               2,795,857
                                             --------------
SHORT-TERM INVESTMENTS -- 18.6%
  AB Funds Trust -- Money
    Market Fund (Retirement
    Class)(inf)                 30,225,352       30,225,352
  Northern Institutional
    Liquid Assets Portfolio
    sec.                       160,344,201      160,344,201
                                             --------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $190,569,553)                           190,569,553
                                             --------------
TOTAL INVESTMENTS -- 115.4%
  (Cost $1,033,105,603)                       1,185,447,318
LIABILITIES IN EXCESS OF
  OTHER ASSETS -- (15.4%)                      (158,420,571)
                                             --------------
NET ASSETS -- 100.0%                         $1,027,026,747
                                             ==============

                       See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS ABBREVIATIONS AND FOOTNOTES

INVESTMENT ABBREVIATIONS:
ADR    --   American Depository Receipt
CONV   --   Convertible
GDR    --   Global Depository Receipt
IO     --   Interest Only (Principal amount shown is
            notional)
PO     --   Principal Only
REIT   --   Real Estate Investment Trust
STEP   --   Stepped Coupon Bonds (1)
STRIP  --   Stripped Security
TBA    --   To be announced.
144A   --   Security was purchased pursuant to Rule
            144A under the Securities Act of 1933
            and may not be resold subject to that
            rule except to qualified institutional
            buyers.
INVESTMENT FOOTNOTES:
++++   --   All or a portion of the security was
            held as collateral for open futures,
            options and/or swap contracts.
@      --   Illiquid.
*      --   Non-income producing security.
#      --   Security in default.
+      --   Security is valued at fair value.
sec.   --   Security purchased with the cash
            proceeds from securities loaned.
++     --   Variable rate security (1).
(omg)  --   Interest rates shown reflect the
            effective yields as of June 30, 2004.
(inf)  --   Affiliated fund.
+++    --   Security either partially or fully on
            loan.
FOREIGN BOND FOOTNOTES:
(A)    --   Par is denominated in Australian
            Dollars.
(B)    --   Par is denominated in Brazilian Reals.
(C)    --   Par is denominated in Canadian Dollars.
(E)    --   Par is denominated in European Euros.
(G)    --   Par is denominated in Singapore Dollars.
(J)    --   Par is denominated in Japanese Yen.
(K)    --   Par is denominated in Norwegian Krone.
(M)    --   Par is denominated in Mexican Pesos.
(N)    --   Par is denominated in New Zealand
            Dollars.
(S)    --   Par is denominated in Swiss Francs.
(U)    --   Par is denominated in British Pounds.
SWAP AGREEMENT FOOTNOTES:
(a)    --   Counterparty to contract is Goldman
            Sachs Capital Markets, LP.
(b)    --   Counterparty to contract is UBS AG.
(c)    --   Counterparty to contract is Morgan
            Stanley Capital Services.
(d)    --   Counterparty to contract is Barclays
            Capital.
(e)    --   Counterparty to contract is Lehman
            Brothers Special Financing, Inc.
(f)    --   Counterparty to contract is Citibank NA
            London.
(g)    --   Counterparty to contract is JPMorgan
            Chase Bank.
(h)    --   Counterparty to contract is Merrill
            Lynch Capital Services, Inc.

(1) Interest rates shown reflect the rates currently in effect. Maturity date for money market instruments is the date of the next interest rate reset.

STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)

                                                                 MONEY        LOW-DURATION    MEDIUM-DURATION
JUNE 30, 2004                                                 MARKET FUND      BOND FUND         BOND FUND
-------------                                                 ------------   --------------   ---------------
ASSETS
Investments in securities of unaffiliated issuers at value    $915,163,572   $1,065,542,611   $1,025,474,175
Investments in securities of affiliated issuers at value                --       29,464,479       89,801,493
                                                              ------------   --------------   --------------
  Total investments (1)(2)                                     915,163,572    1,095,007,090    1,115,275,668
Cash                                                                 4,107               --          637,353
Cash collateral for futures                                             --               --           45,600
Foreign currency (3)                                                    --          795,762        5,630,145
Receivables:
  Dividends and reclaims                                                --           26,484           50,323
  Interest                                                         947,889        3,586,571        5,439,418
  Interest on swaps                                                     --               --           20,870
  Investment securities sold                                            --       14,314,295       61,365,111
  Maturities                                                            --          169,334           34,681
  Fund shares sold                                              12,495,277              116            1,189
  Variation margin                                                      --          378,321          329,438
  Securities lending                                                   128           28,928           24,926
  Unrealized appreciation on foreign currency exchange
    contracts                                                           --          128,344           59,827
  Unrealized appreciation on swap agreements                            --          232,112        2,220,169
Prepaid expenses and other assets                                   33,402           28,792           29,415
                                                              ------------   --------------   --------------
  Total Assets                                                 928,644,375    1,114,696,149    1,191,164,133
                                                              ------------   --------------   --------------
LIABILITIES
Cash overdraft                                                          --          505,226               --
Securities sold short, at value (proceeds $3,335,391)                   --               --        3,377,500
Options written at value (4)                                            --           71,308        1,554,039
Unrealized depreciation on foreign currency exchange
  contracts                                                             --          297,600          361,912
Unrealized depreciation on swap agreements                              --          198,855        5,379,168
Collateral held for securities on loan at value                         --      258,366,313      165,211,217
Payables:
  Investment securities purchased                                       --       48,538,120      197,037,809
  Fund shares purchased                                         13,254,836           36,247            9,322
  Interest on swaps                                                     --           19,883          251,227
  Variation margin                                                      --            1,125          106,859
  Distributions                                                    223,109               --               --
  Securities lending                                                    38            8,650            7,443
Accrued expenses
  Advisory fee payable                                             118,568           97,063          100,874
  Distribution fee payable                                             821            1,832            1,872
  Service fee payable                                              133,606          115,658          117,993
  Other accrued expenses                                           110,856          217,641          254,529
Other liabilities                                                       --               --              553
                                                              ------------   --------------   --------------
  Total Liabilities                                             13,841,834      308,475,521      373,772,317
                                                              ------------   --------------   --------------
NET ASSETS                                                    $914,802,541   $  806,220,628   $  817,391,816
                                                              ============   ==============   ==============
NET ASSETS CONSIST OF:
Paid-in-capital                                               $914,800,772   $  805,292,730   $  803,220,651
Undistributed net investment income (loss)                              --        2,155,807        1,522,263
Accumulated net realized gain (loss) on investments, foreign
  currency transactions and derivative transactions                  1,769        3,787,609        7,475,214
Net unrealized appreciation (depreciation) on investments,
  foreign currency translations and derivative transactions             --       (5,015,518)       5,173,688
                                                              ------------   --------------   --------------
NET ASSETS                                                    $914,802,541   $  806,220,628   $  817,391,816
                                                              ============   ==============   ==============
NET ASSET VALUE:
$0.001 par value, unlimited shares authorized
  Net assets applicable to the Retail Class                   $  9,948,300   $   22,372,504   $   22,920,358
                                                              ------------   --------------   --------------
Retail shares outstanding                                        9,950,396        2,359,857        2,489,224
                                                              ------------   --------------   --------------
  Net asset value, offering price and redemption price per
    Retail share                                              $       1.00   $         9.48   $         9.21
                                                              ============   ==============   ==============
Net assets applicable to the Retirement Class                 $843,445,820   $  727,542,141   $  746,880,918
                                                              ------------   --------------   --------------
Retirement shares outstanding                                  843,407,471       56,169,806       55,266,248
                                                              ------------   --------------   --------------
  Net asset value, offering price and redemption price per
    Retirement share                                          $       1.00   $        12.95   $        13.51
                                                              ============   ==============   ==============
Net assets applicable to the Institutional class              $ 61,408,421   $   56,305,983   $   47,590,540
                                                              ------------   --------------   --------------
Institutional shares outstanding                                61,408,399        5,959,395        5,200,154
                                                              ------------   --------------   --------------
  Net asset value, offering price and redemption price per
    Institutional share                                       $       1.00   $         9.45   $         9.15
                                                              ============   ==============   ==============
---------------
(1) Investments in securities of unaffiliated issuers at
  cost                                                        $915,163,572   $1,071,030,837   $1,019,720,594
    Investments in securities of affiliated issuers at cost             --       29,464,479       89,801,493
                                                              ------------   --------------   --------------
      Total investments at cost                               $915,163,572   $1,100,495,316   $1,109,522,087
                                                              ============   ==============   ==============
(2) Includes securities loaned of:                                      --   $  283,690,978   $  172,488,781
                                                              ============   ==============   ==============
(3) Foreign currency at cost                                            --   $      791,275   $    5,588,033
                                                              ============   ==============   ==============
(4) Premiums received on options written                                --   $     (595,524)  $   (2,880,308)
                                                              ============   ==============   ==============
(5) Net of $124,528 accrued foreign capital gains taxes on
    appreciated securities.

                       See Notes to Financial Statements.

    EXTENDED-DURATION      EQUITY          VALUE            GROWTH        SMALL CAP     INTERNATIONAL
        BOND FUND        INDEX FUND     EQUITY FUND      EQUITY FUND     EQUITY FUND     EQUITY FUND
    -----------------   ------------   --------------   --------------   ------------   --------------
      $465,623,804      $457,612,362   $1,385,567,787   $1,502,071,789   $554,478,562   $1,155,221,966
        10,980,819        13,661,276       48,032,689       64,354,159     21,268,462       30,225,352
      ------------      ------------   --------------   --------------   ------------   --------------
       476,604,623       471,273,638    1,433,600,476    1,566,425,948    575,747,024    1,185,447,318
           198,068                --               --               --             --               --
                --                --               --               --             --               --
                --                --               --              341             --        1,130,311
             7,310           440,905        1,858,014          623,164        196,083        2,581,997
         4,199,395                --               --               --             --            6,025
                --                --               --               --             --               --
                --           956,826        6,129,960       11,932,016      6,748,589        1,243,425
                --                --               --               --             --               --
               848             9,019          241,907           39,439        194,612           52,509
                --            41,400          147,875          221,900         93,400               --
            22,659             4,182           22,783           16,690         21,375           59,146
                --                --               --               --             --           24,820
                --                --               --               --             --               --
            34,430            27,805           30,848           30,642         28,859           29,205
      ------------      ------------   --------------   --------------   ------------   --------------
       481,067,333       472,753,775    1,442,031,863    1,579,290,140    583,029,942    1,190,574,756
      ------------      ------------   --------------   --------------   ------------   --------------
                --                --               --               --             20               --
                --                --               --               --             --               --
                --                --               --               --             --               --
                --                --               --               --             --          625,548
                --                --               --               --             --               --
        47,928,087        24,439,518      126,956,118      118,514,334    131,399,269      160,344,201
                --           966,368       12,052,187        9,441,002      9,306,878        1,504,864
             5,775           166,797               52          150,413             36           20,730
                --                --               --               --             --               --
                --                --               --               --             --               --
                --                --               --               --             --               --
             6,773             1,228            6,769            4,982          6,113           17,678
           102,714            41,885          435,794          472,958         56,814          260,646
             2,205             1,503            1,804            1,592          1,992            1,799
            61,161            63,245          190,140          211,444         62,421          149,124
           129,885            63,061          378,373          514,963        390,101          623,356
                --                --               79              916            715               63
      ------------      ------------   --------------   --------------   ------------   --------------
        48,236,600        25,743,605      140,021,316      129,312,604    141,224,359      163,548,009
      ------------      ------------   --------------   --------------   ------------   --------------
      $432,830,733      $447,010,170   $1,302,010,547   $1,449,977,536   $441,805,583   $1,027,026,747
      ============      ============   ==============   ==============   ============   ==============
      $419,158,881      $406,239,066   $1,169,873,088   $1,556,727,689   $363,827,221   $  951,817,236
         2,300,262         1,545,669        2,070,724       (2,027,914)      (499,856)       7,392,117
         8,822,867        (7,304,611)     (33,096,472)    (315,620,126)    18,794,590      (83,867,485)(5)
         2,548,723        46,530,046      163,163,207      210,897,887     59,683,628      151,684,879
      ------------      ------------   --------------   --------------   ------------   --------------
      $432,830,733      $447,010,170   $1,302,010,547   $1,449,977,536   $441,805,583   $1,027,026,747
      ============      ============   ==============   ==============   ============   ==============
      $ 27,230,064      $ 18,507,519   $   22,425,837   $   19,771,386   $ 24,918,913   $   22,151,171
      ------------      ------------   --------------   --------------   ------------   --------------
         3,087,726         1,970,305        2,160,628        2,067,294      2,085,574        1,957,231
      ------------      ------------   --------------   --------------   ------------   --------------
      $       8.82      $       9.39   $        10.38   $         9.56   $      11.95   $        11.32
      ============      ============   ==============   ==============   ============   ==============
      $376,218,625      $394,899,155   $1,204,132,337   $1,346,064,949   $390,540,941   $  952,643,494
      ------------      ------------   --------------   --------------   ------------   --------------
        26,267,576        25,323,389       74,928,038       87,767,474     24,860,987       71,065,337
      ------------      ------------   --------------   --------------   ------------   --------------
      $      14.32      $      15.59   $        16.07   $        15.34   $      15.71   $        13.41
      ============      ============   ==============   ==============   ============   ==============
      $ 29,382,044      $ 33,603,496   $   75,452,373   $   84,141,201   $ 26,345,729   $   52,232,082
      ------------      ------------   --------------   --------------   ------------   --------------
         3,329,417         3,597,444        7,238,192        8,708,003      2,180,925        4,563,611
      ------------      ------------   --------------   --------------   ------------   --------------
      $       8.82      $       9.34   $        10.42   $         9.66   $      12.08   $        11.45
      ============      ============   ==============   ==============   ============   ==============
      $463,073,840      $411,159,326   $1,222,565,963   $1,291,439,625   $495,096,992   $1,002,880,251
        10,980,819        13,661,276       48,032,689       64,354,159     21,268,462       30,225,352
      ------------      ------------   --------------   --------------   ------------   --------------
      $474,054,659      $424,820,602   $1,270,598,652   $1,355,793,784   $516,365,454   $1,033,105,603
      ============      ============   ==============   ==============   ============   ==============
      $212,523,007      $ 31,761,164   $  141,465,606   $  131,061,955   $133,015,949   $  167,116,832
      ============      ============   ==============   ==============   ============   ==============
                --                --               --   $          345             --   $    1,128,144
      ============      ============   ==============   ==============   ============   ==============
                --                --               --               --             --               --
      ============      ============   ==============   ==============   ============   ==============

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS (UNAUDITED)

                                                                   MONEY       LOW-DURATION    MEDIUM-DURATION
FOR THE SIX MONTHS ENDED JUNE 30, 2004                          MARKET FUND     BOND FUND         BOND FUND
--------------------------------------                          -----------    ------------    ---------------
INVESTMENT INCOME
  Dividends                                                     $       --     $     60,019     $      6,226
  Income distributions received from affiliated funds                   --           93,245          294,850
  Interest                                                       5,116,240       10,358,012       13,108,411
  Securities Lending                                                   484          150,060          104,002
     Less foreign taxes withheld                                        --               --               --
                                                                ----------     ------------     ------------
Total Investment Income                                          5,116,724       10,661,336       13,513,489
                                                                ----------     ------------     ------------
EXPENSES
  Investment advisory fees                                         913,230        1,640,236        1,774,294
  Transfer agent fees:
     Retail shares                                                  11,574            9,115           10,177
     Retirement shares                                              10,633            8,337            8,359
     Institutional shares                                            2,678            2,224            2,229
  Custodian fees                                                    11,269           36,527           78,045
  Distribution fees -- Retail shares                                 4,468           11,093           11,445
  Shareholder servicing fees:
     Retail shares                                                   6,733           16,692           17,217
     Retirement shares                                             781,277          688,642          706,808
  Accounting and administration fees                               168,727          176,994          194,463
  Professional fees                                                 21,650           23,217           25,724
  Blue sky fees:
     Retail shares                                                   8,262            7,013            7,081
     Retirement shares                                               1,014            1,088            1,020
  Shareholder reporting fees:
     Retail shares                                                   6,396            3,679            5,034
     Retirement shares                                               1,993            1,027            1,027
     Institutional shares                                            2,522            1,829            2,059
  Trustee fees                                                       2,682            2,330            2,357
  Line of credit facility fees                                       2,682            2,330            2,357
  Other expenses                                                    13,599           16,481           20,699
                                                                ----------     ------------     ------------
Total expenses                                                   1,971,389        2,648,854        2,870,395
Expenses waived (See footnote 3c)                                    4,512         (220,976)        (342,839)
Fees paid indirectly                                                (1,757)          (9,744)         (14,217)
                                                                ----------     ------------     ------------
Net expenses                                                     1,974,144        2,418,134        2,513,339
                                                                ----------     ------------     ------------
NET INVESTMENT INCOME (LOSS)                                     3,142,580        8,243,202       11,000,150
                                                                ----------     ------------     ------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
  Investment securities (net of capital gains taxes of
     $391,252 for International Equity)                             11,270        1,635,753          792,429
  Futures transactions                                                  --        1,248,699        2,415,408
  Swap agreements                                                       --          (29,061)        (766,992)
  Option contracts                                                      --               --           22,663
  Foreign currency transactions                                         --          261,215         (237,413)
                                                                ----------     ------------     ------------
Net realized gain                                                   11,270        3,116,606        2,226,095
                                                                ----------     ------------     ------------
Net change in unrealized appreciation (depreciation) on:
  Investment securities (net of estimated deferred capital
     gains taxes of $178,288 for International Equity)                  --      (10,696,181)     (10,944,183)
  Futures transactions                                                  --         (302,870)      (1,143,893)
  Swap agreements                                                       --           50,668          948,298
  Option contracts                                                      --          434,798        1,088,530
  Foreign currency translations                                         --        1,045,215          720,705
                                                                ----------     ------------     ------------
Net change in unrealized appreciation (depreciation)                    --       (9,468,370)      (9,330,543)
                                                                ----------     ------------     ------------
Net increase from payments by affiliates and net gains
  (losses) realized on the disposal of investments in
  violation of restrictions (See Footnote 9)                            --               --               --
                                                                ----------     ------------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                             11,270       (6,351,764)      (7,104,448)
                                                                ----------     ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $3,153,850     $  1,891,438     $  3,895,702
                                                                ==========     ============     ============

                       See Notes to Financial Statements.

    EXTENDED-DURATION     EQUITY         VALUE        GROWTH       SMALL CAP    INTERNATIONAL
        BOND FUND       INDEX FUND    EQUITY FUND   EQUITY FUND   EQUITY FUND    EQUITY FUND
    -----------------   -----------   -----------   -----------   -----------   -------------
      $     23,625      $ 3,402,027   $13,843,116   $ 4,604,888   $ 1,834,550    $16,032,875
            29,443           44,039       159,607       226,519        87,477        112,504
        12,566,432            4,358        17,892        20,946       162,633         12,593
            84,321           14,904        88,798        57,562        86,565        191,146
              (118)          32,058       (10,533)       (4,896)       (1,646)    (1,716,429)
      ------------      -----------   -----------   -----------   -----------    -----------
        12,703,703        3,497,386    14,098,880     4,905,019     2,169,579     14,632,689
      ------------      -----------   -----------   -----------   -----------    -----------
         1,070,067          273,877     4,273,965     5,848,900     2,344,731      4,888,440
             9,745           10,180        10,076        11,225        12,483          9,165
             8,174            8,146         8,154         8,103         8,131          8,148
             2,200            2,098         2,217         2,174         2,147          2,109
            16,798           12,948        52,203        30,339        83,347        363,768
            13,777            8,912        10,562         9,331        12,036         10,770
            20,734           13,401        15,869        14,023        18,090         16,189
           362,326          366,827     1,121,661     1,246,464       363,186        891,470
            92,089           92,150       258,268       275,140       115,502        243,019
            22,551           20,962        20,962        20,960        22,232         23,751
             7,177            7,004         7,282         7,130         7,738          6,785
             1,053            1,011           979         1,007           994          1,012
             4,298            4,978         5,242         7,857         7,127          4,828
               949            1,051         1,051           746         1,082          1,051
             1,602            2,059         2,628         2,283         2,628          1,946
             1,304            1,156         3,342         3,764         1,045          2,600
             1,304            1,156         3,340         3,763         1,045          2,600
            10,341           17,310        16,101        18,503        11,838         20,761
      ------------      -----------   -----------   -----------   -----------    -----------
         1,646,489          845,226     5,813,902     7,511,712     3,015,382      6,498,412
           (28,587)           8,364      (105,741)     (548,798)     (291,545)      (710,075)
              (256)            (308)      (50,862)      (29,981)      (54,402)      (113,335)
      ------------      -----------   -----------   -----------   -----------    -----------
         1,617,646          853,282     5,657,299     6,932,933     2,669,435      5,675,002
      ------------      -----------   -----------   -----------   -----------    -----------
        11,086,057        2,644,104     8,441,581    (2,027,914)     (499,856)     8,957,687
      ------------      -----------   -----------   -----------   -----------    -----------
         5,439,246          733,151    48,622,537     8,371,991    32,383,515     34,236,130
                --          591,378     1,954,613     3,509,246       (64,352)            --
                --               --            --            --            --             --
                --               --            --            --            --             --
           496,626               --            --      (132,336)           --     (1,176,048)
      ------------      -----------   -----------   -----------   -----------    -----------
         5,935,872        1,324,529    50,577,150    11,748,901    32,319,163     33,060,082
      ------------      -----------   -----------   -----------   -----------    -----------
       (22,065,477)      11,212,459    12,258,174    66,018,555   (12,993,087)    (8,353,721)
                --         (359,176)   (1,049,294)   (1,471,036)     (170,611)            --
                --               --            --            --            --             --
                --               --            --            --            --             --
           (32,558)              --            --       126,807            --        187,487
      ------------      -----------   -----------   -----------   -----------    -----------
       (22,098,035)      10,853,283    11,208,880    64,674,326   (13,163,698)    (8,166,234)
      ------------      -----------   -----------   -----------   -----------    -----------
                --               --            --            --            --             --
      ------------      -----------   -----------   -----------   -----------    -----------
       (16,162,163)      12,177,812    61,786,030    76,423,227    19,155,465     24,893,848
      ------------      -----------   -----------   -----------   -----------    -----------
      $ (5,076,106)     $14,821,916   $70,227,611   $74,395,313   $18,655,609    $33,851,535
      ============      ===========   ===========   ===========   ===========    ===========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     MONEY MARKET FUND
                                                                ----------------------------
                                                                FOR THE SIX     FOR THE YEAR
                                                                MONTHS ENDED       ENDED
                                                                 6/30/2004       12/31/2003
                                                                ------------    ------------
                                                                (UNAUDITED)
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)                                  $  3,142,580    $  7,917,399
  Net realized gain (loss) on investment securities, foreign
     currency transactions and futures transactions                   11,270          (9,501)
  Net change in unrealized appreciation (depreciation) on
     investment securities, foreign currency translations,
     and futures contracts                                                --              --
  Net increase from payments by affiliates and net gains
     (losses) realized on the disposal of investments in
     violation of restrictions (See Footnote 9)                           --              --
                                                                ------------    ------------
Net increase (decrease) in net assets resulting from
  operations                                                       3,153,850       7,907,898
                                                                ------------    ------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME
  Retail shares                                                      (19,172)        (62,904)
  Retirement shares                                               (2,851,678)     (7,530,068)
  Institutional shares                                              (271,730)       (324,427)
DISTRIBUTIONS TO SHAREHOLDERS FROM NET CAPITAL GAINS
  Retail shares                                                           --              (6)
  Retirement shares                                                       --            (625)
  Institutional shares                                                    --             (46)
                                                                ------------    ------------
Total dividends and distributions                                 (3,142,580)     (7,918,076)
                                                                ------------    ------------
NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS           (9,678,941)     (3,852,148)
                                                                ------------    ------------
Total increase (decrease) in net assets                           (9,667,671)     (3,862,326)
                                                                ------------    ------------
NET ASSETS:
  Beginning of the Period                                        924,470,212     928,332,538
                                                                ------------    ------------
  End of the Period                                             $914,802,541    $924,470,212
                                                                ============    ============

                       See Notes to Financial Statements.

      LOW-DURATION BOND FUND       MEDIUM-DURATION BOND FUND    EXTENDED-DURATION BOND FUND
    ---------------------------   ---------------------------   ---------------------------
    FOR THE SIX    FOR THE YEAR   FOR THE SIX    FOR THE YEAR   FOR THE SIX    FOR THE YEAR
    MONTHS ENDED      ENDED       MONTHS ENDED      ENDED       MONTHS ENDED      ENDED
     6/30/2004      12/31/2003     6/30/2004      12/31/2003     6/30/2004      12/31/2003
    ------------   ------------   ------------   ------------   ------------   ------------
    (UNAUDITED)                   (UNAUDITED)                   (UNAUDITED)
    $  8,243,202   $ 19,241,404   $ 11,000,150   $ 26,791,900   $ 11,086,057   $ 24,282,452
       3,116,606     10,188,347      2,226,095     26,929,299      5,935,872     22,325,951
      (9,468,370)   (10,158,617)    (9,330,543)    (1,627,903)   (22,098,035)     1,495,624
              --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------
       1,891,438     19,271,134      3,895,702     52,093,296     (5,076,106)    48,104,027
    ------------   ------------   ------------   ------------   ------------   ------------
        (176,255)      (753,411)      (306,948)    (1,202,395)      (882,415)    (2,080,490)
      (4,572,352)   (19,321,186)    (7,334,101)   (30,152,221)    (7,724,276)   (19,969,955)
        (533,708)    (1,326,256)      (722,694)    (1,916,722)      (989,688)    (1,595,527)
              --       (311,062)            --       (676,622)            --     (1,897,839)
              --     (7,418,102)            --    (15,323,780)            --    (16,743,684)
              --       (746,547)            --     (1,396,423)            --     (1,971,125)
    ------------   ------------   ------------   ------------   ------------   ------------
      (5,282,315)   (29,876,564)    (8,363,743)   (50,668,163)    (9,596,379)   (44,258,620)
    ------------   ------------   ------------   ------------   ------------   ------------
       6,168,440     22,756,445     10,955,644     15,046,016      5,411,288      5,730,852
    ------------   ------------   ------------   ------------   ------------   ------------
       2,777,563     12,151,015      6,487,603     16,471,149     (9,261,197)     9,576,259
    ------------   ------------   ------------   ------------   ------------   ------------
     803,443,065    791,292,050    810,904,213    794,433,064    442,091,930    432,515,671
    ------------   ------------   ------------   ------------   ------------   ------------
    $806,220,628   $803,443,065   $817,391,816   $810,904,213   $432,830,733   $442,091,930
    ============   ============   ============   ============   ============   ============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED

                                                                     EQUITY INDEX FUND
                                                                ----------------------------
                                                                FOR THE SIX     FOR THE YEAR
                                                                MONTHS ENDED       ENDED
                                                                 6/30/2004       12/31/2003
                                                                ------------    ------------
                                                                (UNAUDITED)
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss)                                  $  2,644,104    $  4,853,926
  Net realized gain (loss) on investment securities, foreign
     currency transactions and futures transactions                1,324,529         979,184
  Net change in unrealized appreciation (depreciation) on
     investment securities, foreign currency translations,
     and futures contracts                                        10,853,283      86,942,011
  Net increase from payments by affiliates and net gains
     (losses) realized on the disposal of investments in
     violation of restrictions (See Footnote 9)                           --              --
                                                                ------------    ------------
Net increase in net assets resulting from operations              14,821,916      92,775,121
                                                                ------------    ------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT INCOME
  Retail shares                                                     (105,945)       (278,397)
  Retirement shares                                               (1,280,357)     (3,723,527)
  Institutional shares                                              (222,746)       (403,725)
DISTRIBUTIONS TO SHAREHOLDERS FROM NET CAPITAL GAINS
  Retail shares                                                           --              --
  Retirement shares                                                       --              --
  Institutional shares                                                    --              --
                                                                ------------    ------------
Total dividends and distributions                                 (1,609,048)     (4,405,649)
                                                                ------------    ------------
NET INCREASE FROM CAPITAL SHARE TRANSACTIONS                       1,326,018      31,213,504
                                                                ------------    ------------
Total increase in net assets                                      14,538,886     119,582,976
                                                                ------------    ------------
NET ASSETS:
  Beginning of the Period                                        432,471,284     312,888,308
                                                                ------------    ------------
  End of the Period                                             $447,010,170    $432,471,284
                                                                ============    ============

                       See Notes to Financial Statements.

           VALUE EQUITY FUND                GROWTH EQUITY FUND             SMALL CAP EQUITY FUND        INTERNATIONAL EQUITY FUND
    -------------------------------   -------------------------------   ---------------------------   -----------------------------
     FOR THE SIX      FOR THE YEAR     FOR THE SIX      FOR THE YEAR    FOR THE SIX    FOR THE YEAR    FOR THE SIX     FOR THE YEAR
     MONTHS ENDED        ENDED         MONTHS ENDED        ENDED        MONTHS ENDED      ENDED        MONTHS ENDED       ENDED
      6/30/2004        12/31/2003       6/30/2004        12/31/2003      6/30/2004      12/31/2003      6/30/2004       12/31/2003
    --------------   --------------   --------------   --------------   ------------   ------------   --------------   ------------
     (UNAUDITED)                       (UNAUDITED)                      (UNAUDITED)                    (UNAUDITED)
    $    8,441,581   $   16,662,980   $   (2,027,914)  $     (894,042)  $   (499,856)  $ (1,056,272)  $    8,957,687   $ 10,923,644
        50,577,150        6,646,141       11,748,901      (78,550,785)    32,319,163     34,880,333       33,060,082    (31,492,027)
        11,208,880      270,278,957       64,674,326      392,733,277    (13,163,698)    84,238,319       (8,166,234)   280,933,691
                --               --               --               --             --             --               --             --
    --------------   --------------   --------------   --------------   ------------   ------------   --------------   ------------
        70,227,611      293,588,078       74,395,313      313,288,450     18,655,609    118,062,380       33,851,535    260,365,308
    --------------   --------------   --------------   --------------   ------------   ------------   --------------   ------------
          (143,324)        (369,825)              --               --             --             --               --       (265,273)
        (5,671,689)     (15,815,795)              --               --             --             --               --    (11,108,069)
          (610,977)        (922,077)              --               --             --             --               --       (797,069)
                --               --               --               --             --             --               --             --
                --               --               --               --             --             --               --             --
                --               --               --               --             --             --               --             --
    --------------   --------------   --------------   --------------   ------------   ------------   --------------   ------------
        (6,425,990)     (17,107,697)              --               --             --             --               --    (12,170,411)
    --------------   --------------   --------------   --------------   ------------   ------------   --------------   ------------
        (3,578,439)       7,472,571       (7,287,410)       2,816,736     17,512,753     36,835,939        1,687,105     25,094,925
    --------------   --------------   --------------   --------------   ------------   ------------   --------------   ------------
        60,223,182      283,952,952       67,107,903      316,105,186     36,168,362    154,898,319       35,538,640    273,289,822
    --------------   --------------   --------------   --------------   ------------   ------------   --------------   ------------
     1,241,787,365      957,834,413    1,382,869,633    1,066,764,447    405,637,221    250,738,902      991,488,107    718,198,285
    --------------   --------------   --------------   --------------   ------------   ------------   --------------   ------------
    $1,302,010,547   $1,241,787,365   $1,449,977,536   $1,382,869,633   $441,805,583   $405,637,221   $1,027,026,747   $991,488,107
    ==============   ==============   ==============   ==============   ============   ============   ==============   ============

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                            MONEY MARKET FUND
                                                      --------------------------------------------------------------
                                                                               RETAIL CLASS
                                                      --------------------------------------------------------------
                                                      FOR THE SIX     FOR THE YEAR    FOR THE YEAR    FOR THE PERIOD
                                                      MONTHS ENDED       ENDED           ENDED         08/27/01* TO
                                                        06/30/04        12/31/03        12/31/02         12/31/01
                                                      ------------    ------------    ------------    --------------
                                                      (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF PERIOD                   $ 1.00          $ 1.00         $  1.00          $  1.00
                                                         ------          ------         -------          -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                      --            0.01            0.01             0.01
  Realized and unrealized gain (loss) on
     investments -- net                                      --              --              --               --
                                                         ------          ------         -------          -------
     Total from investment operations                        --            0.01            0.01             0.01
                                                         ------          ------         -------          -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                       --           (0.01)          (0.01)           (0.01)
  Distributions from capital gains                           --              --+             --+              --
  Return of capital                                          --              --              --               --
                                                         ------          ------         -------          -------
     Total dividends and distributions                       --           (0.01)          (0.01)           (0.01)
                                                         ------          ------         -------          -------
NET ASSET VALUE -- END OF THE PERIOD                     $ 1.00          $ 1.00         $  1.00          $  1.00
                                                         ======          ======         =======          =======
TOTAL RETURN (1)                                           0.21%           0.57%           1.38%            0.81%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                                      0.72%           0.73%           0.65%            0.75%
  Expenses -- including expense reduction (2)              0.72%           0.73%           0.65%            0.75%
  Expenses -- before waivers and expense reduction
     (2)                                                   1.09%           0.91%           0.77%           16.37%
  Investment income -- net (2)                             0.43%           0.61%           1.35%            1.98%
  Investment income (loss) -- excluding waivers
     and expense reduction (2)                             0.06%           0.43%           1.23%          (13.64%)
  Portfolio turnover rate (1)                               N/A             N/A             N/A              N/A
Net Assets -- end of the period (000's)                  $9,948          $8,035         $16,538          $   788
                                                         ======          ======         =======          =======

---------------
 *  Commencement of operations.
(1) Non-annualized.
(2) Annualized.
 +  Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

                                                        MONEY MARKET FUND
    -------------------------------------------------------------------------------------------------------------------------
                         RETIREMENT CLASS                                             INSTITUTIONAL CLASS
    -----------------------------------------------------------   -----------------------------------------------------------
    FOR THE SIX    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE SIX    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
    MONTHS ENDED      ENDED          ENDED        08/27/01* TO    MONTHS ENDED      ENDED          ENDED        08/27/01* TO
      06/30/04       12/31/03       12/31/02        12/31/01        06/30/04       12/31/03       12/31/02        12/31/01
    ------------   ------------   ------------   --------------   ------------   ------------   ------------   --------------
    (UNAUDITED)                                                   (UNAUDITED)
      $   1.00       $   1.00       $   1.00        $   1.00        $  1.00        $  1.00         $ 1.00         $  1.00
      --------       --------       --------        --------        -------        -------         ------         -------
            --           0.01           0.02            0.01             --           0.01           0.02            0.01
            --             --             --              --             --             --             --              --
      --------       --------       --------        --------        -------        -------         ------         -------
            --           0.01           0.02            0.01             --           0.01           0.02            0.01
      --------       --------       --------        --------        -------        -------         ------         -------
            --          (0.01)         (0.02)          (0.01)            --          (0.01)         (0.02)          (0.01)
            --             --+            --+             --             --             --+            --+             --
            --             --             --              --             --             --             --              --
      --------       --------       --------        --------        -------        -------         ------         -------
            --          (0.01)         (0.02)          (0.01)            --          (0.01)         (0.02)          (0.01)
      --------       --------       --------        --------        -------        -------         ------         -------
      $   1.00       $   1.00       $   1.00        $   1.00        $  1.00        $  1.00         $ 1.00         $  1.00
      ========       ========       ========        ========        =======        =======         ======         =======
          0.35%          0.85%          1.60%           0.94%          0.44%          1.04%          1.80%           0.66%
          0.45%          0.45%          0.45%           0.44%          0.27%          0.27%          0.25%           0.25%
          0.45%          0.45%          0.44%           0.44%          0.27%          0.27%          0.25%           0.25%
          0.45%          0.45%          0.50%           0.49%          0.27%          0.28%          0.55%          90.37%
          0.70%          0.84%          1.58%           2.72%          0.88%          0.91%          1.75%           2.60%
          0.70%          0.84%          1.52%           2.67%          0.88%          0.90%          1.45%         (87.52%)
           N/A            N/A            N/A             N/A            N/A            N/A            N/A             N/A
      $843,446       $853,062       $906,302        $996,380        $61,408        $63,373         $5,493         $    25
      ========       ========       ========        ========        =======        =======         ======         =======

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                          LOW-DURATION BOND FUND
                                                      --------------------------------------------------------------
                                                                               RETAIL CLASS
                                                      --------------------------------------------------------------
                                                      FOR THE SIX     FOR THE YEAR    FOR THE YEAR    FOR THE PERIOD
                                                      MONTHS ENDED       ENDED           ENDED         08/27/01* TO
                                                        06/30/04        12/31/03        12/31/02         12/31/01
                                                      ------------    ------------    ------------    --------------
                                                      (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF PERIOD                  $  9.54         $  9.79         $  9.86          $ 10.00
                                                        -------         -------         -------          -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                    0.09            0.21#           0.33#            0.22
  Realized and unrealized gain (loss) on
     investments -- net                                   (0.07)             --            0.22            (0.06)
                                                        -------         -------         -------          -------
     Total from investment operations                      0.02            0.21            0.55             0.16
                                                        -------         -------         -------          -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                    (0.08)          (0.33)          (0.47)           (0.22)
  Distributions from capital gains                           --           (0.13)          (0.15)           (0.08)
  Return of capital                                          --              --              --               --
                                                        -------         -------         -------          -------
     Total dividends and distributions                    (0.08)          (0.46)          (0.62)           (0.30)
                                                        -------         -------         -------          -------
NET ASSET VALUE -- END OF THE PERIOD                    $  9.48         $  9.54         $  9.79          $  9.86
                                                        =======         =======         =======          =======
TOTAL RETURN (1)                                           0.16%           2.20%           5.70%            1.54%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                                      0.83%           0.85%           0.79%            0.85%
  Expenses -- including expense reduction (2)              0.83%           0.84%           0.79%            0.85%
  Expenses -- before waivers and expense reduction
     (2)                                                   0.90%           0.87%           0.93%           74.57%
  Investment income -- net (2)                             1.83%           2.18%           3.35%            4.18%
  Investment income (loss) -- excluding waivers
     and expense reduction (2)                             1.76%           2.15%           3.21%          (69.54%)
  Portfolio turnover rate (1)                            164.53%         178.67%         181.96%           79.53%
Net Assets -- end of the period (000's)                 $22,373         $22,452         $20,985          $ 3,458
                                                        =======         =======         =======          =======

---------------
 *  Commencement of operations.
 #   Calculated using the average shares outstanding method.
(1) Non-annualized.
(2) Annualized.

As a result of recent changes in generally accepted accounting principles, the Low-Duration Bond Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to increase the net investment income ratio for the period ending June 30, 2004 by 0.01% with no change to net investment income per share. For consistency, similar reclassifications have been made to prior year amounts, resulting in an increase to the net investment income ratio of 0.01% in the fiscal year ending December 31, 2003, with no change to net investment income per share. Reporting periods prior to December 31, 2003 were not impacted by these reclassifications.

                       See Notes to Financial Statements.

                                                     LOW-DURATION BOND FUND
    -------------------------------------------------------------------------------------------------------------------------
                         RETIREMENT CLASS                                             INSTITUTIONAL CLASS
    -----------------------------------------------------------   -----------------------------------------------------------
    FOR THE SIX    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE SIX    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
    MONTHS ENDED      ENDED          ENDED        08/27/01* TO    MONTHS ENDED      ENDED          ENDED        08/27/01* TO
      06/30/04       12/31/03       12/31/02        12/31/01        06/30/04       12/31/03       12/31/02        12/31/01
    ------------   ------------   ------------   --------------   ------------   ------------   ------------   --------------
    (UNAUDITED)                                                   (UNAUDITED)
      $  13.00       $  13.16       $  13.06        $  13.10        $  9.51        $  9.76        $  9.85         $ 10.00
      --------       --------       --------        --------        -------        -------        -------         -------
          0.13           0.32#          0.46#           0.21           0.11           0.22#          0.37#           0.15
         (0.10)            --           0.27            0.05          (0.08)          0.03           0.19              --
      --------       --------       --------        --------        -------        -------        -------         -------
          0.03           0.32           0.73            0.26           0.03           0.25           0.56            0.15
      --------       --------       --------        --------        -------        -------        -------         -------
         (0.08)         (0.35)         (0.48)          (0.22)         (0.09)         (0.37)         (0.50)          (0.22)
            --          (0.13)         (0.15)          (0.08)            --          (0.13)         (0.15)          (0.08)
            --             --             --              --             --             --             --              --
      --------       --------       --------        --------        -------        -------        -------         -------
         (0.08)         (0.48)         (0.63)          (0.30)         (0.09)         (0.50)         (0.65)          (0.30)
      --------       --------       --------        --------        -------        -------        -------         -------
      $  12.95       $  13.00       $  13.16        $  13.06        $  9.45        $  9.51        $  9.76         $  9.85
      ========       ========       ========        ========        =======        =======        =======         =======
         0.24%           2.45%          5.71%           1.96%          0.33%          2.61%          5.89%           1.54%
         0.61%           0.61%          0.62%           0.61%          0.45%          0.45%          0.46%           0.45%
         0.61%           0.61%          0.61%           0.61%          0.45%          0.45%          0.45%           0.45%
         0.67%           0.67%          0.72%           0.72%          0.49%          0.50%          0.78%          57.60%
         2.05%           2.43%          3.50%           4.47%          2.21%          2.30%          3.71%           4.73%
         1.99%           2.37%          3.39%           4.36%          2.17%          2.25%          3.38%         (52.42%)
       164.53%         178.67%        181.96%          79.53%        164.53%        178.67%        181.96%          79.53%
      $727,542       $727,265       $763,987        $812,387        $56,306        $53,726        $ 6,320         $    25
      ========       ========       ========        ========        =======        =======        =======         =======

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                         MEDIUM-DURATION BOND FUND
                                                              ------------------------------------------------
                                                                                RETAIL CLASS
                                                              ------------------------------------------------
                                                                FOR THE     FOR THE    FOR THE      FOR THE
                                                              SIX MONTHS      YEAR       YEAR        PERIOD
                                                                 ENDED       ENDED      ENDED     08/27/01* TO
                                                               06/30/04     12/31/03   12/31/02     12/31/01
                                                              -----------   --------   --------   ------------
                                                              (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF PERIOD                          $  9.30     $  9.53    $  9.70      $ 10.00
                                                                -------     -------    -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                            0.12        0.29#      0.42#        0.17
  Realized and unrealized gain (loss) on investments -- net       (0.09)       0.31       0.41        (0.04)
                                                                -------     -------    -------      -------
     Total from investment operations                              0.03        0.60       0.83         0.13
                                                                -------     -------    -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                            (0.12)      (0.54)     (0.63)       (0.23)
  Distributions from capital gains                                   --       (0.29)     (0.37)       (0.20)
  Return of capital                                                  --          --         --           --++
                                                                -------     -------    -------      -------
     Total dividends and distributions                            (0.12)      (0.83)     (1.00)       (0.43)
                                                                -------     -------    -------      -------
NET ASSET VALUE -- END OF THE PERIOD                            $  9.21     $  9.30    $  9.53      $  9.70
                                                                =======     =======    =======      =======
Total Return (1)                                                   0.37%       6.33%      8.90%        1.30%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                                              0.90%       0.90%      0.90%        0.92%
  Expenses -- including expense reduction (2)                      0.90%       0.90%      0.90%        0.90%
  Expenses -- before waivers and expense reduction (2)             0.96%       0.96%      1.03%       58.64%
  Investment income -- net (2)                                     2.43%       3.03%      4.37%        4.49%
  Investment income (loss) -- excluding waivers and expense
     reduction (2)                                                 2.37%       2.97%      4.24%      (53.25%)
  Portfolio turnover rate (1)                                    200.63%     457.74%    542.94%      247.20%
Net Assets -- end of the period (000's)                         $22,920     $22,640    $19,289      $   123
                                                                =======     =======    =======      =======

---------------
 *  Commencement of operations.
  #   Calculated using the average shares outstanding method.
(1) Non-annualized.
(2) Annualized.
++  Amount represents less than $0.01 per share.

As a result of recent changes in generally accepted accounting principles, the Medium-Duration Bond Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the statement of operations. The effect of this reclassification was to increase the net investment income ratio for the period ending June 30, 2004 by 0.15% and net investment income per share by $0.01. For consistency, similar reclassifications have been made to prior year amounts, resulting in an increase to the net investment income ratio of 0.01%, 0.04% and 0.01% in the fiscal years ending December 31, 2003, 2002 and 2001, respectively, with no change to net investment income per share.

                       See Notes to Financial Statements.

                                         MEDIUM-DURATION BOND FUND
-----------------------------------------------------------------------------------------------------------
                    RETIREMENT CLASS                                     INSTITUTIONAL CLASS
--------------------------------------------------------   ------------------------------------------------
       FOR THE     FOR THE      FOR THE       FOR THE      FOR THE SIX   FOR THE    FOR THE      FOR THE
     SIX MONTHS      YEAR        YEAR          PERIOD        MONTHS        YEAR       YEAR        PERIOD
        ENDED       ENDED        ENDED      08/27/01* TO      ENDED       ENDED      ENDED     08/27/01* TO
      06/30/04     12/31/03    12/31/02       12/31/01      06/30/04     12/31/03   12/31/02     12/31/01
     -----------   --------   -----------   ------------   -----------   --------   --------   ------------
     (UNAUDITED)                                           (UNAUDITED)
      $  13.58     $  13.54    $  13.37       $  13.60       $  9.24     $  9.47    $  9.65      $ 10.00
      --------     --------    --------       --------       -------     -------    -------      -------
          0.18         0.46#       0.62#          0.22          0.13        0.28#      0.46#        0.16
         (0.12)        0.43        0.57          (0.02)        (0.08)       0.36       0.40        (0.08)
      --------     --------    --------       --------       -------     -------    -------      -------
          0.06         0.89        1.19           0.20          0.05        0.64       0.86         0.08
      --------     --------    --------       --------       -------     -------    -------      -------
         (0.13)       (0.56)      (0.65)         (0.23)        (0.14)      (0.58)     (0.67)       (0.23)
            --        (0.29)      (0.37)         (0.20)           --       (0.29)     (0.37)       (0.20)
            --           --          --             --++          --          --         --           --++
      --------     --------    --------       --------       -------     -------    -------      -------
         (0.13)       (0.85)      (1.02)         (0.43)        (0.14)      (0.87)     (1.04)       (0.43)
      --------     --------    --------       --------       -------     -------    -------      -------
      $  13.51     $  13.58    $  13.54       $  13.37       $  9.15     $  9.24    $  9.47      $  9.65
      ========     ========    ========       ========       =======     =======    =======      =======
          0.54%        6.62%       9.15%          1.49%         0.55%       6.80%      9.25%        0.89%
          0.62%        0.62%       0.63%          0.64%         0.50%       0.50%      0.51%        0.52%
          0.62%        0.62%       0.62%          0.62%         0.50%       0.50%      0.50%        0.50%
          0.70%        0.71%       0.77%          0.77%         0.53%       0.55%      0.82%       92.28%
          2.70%        3.37%       4.62%          4.62%         2.82%       2.96%      4.77%        4.99%
          2.62%        3.28%       4.47%          4.47%         2.79%       2.91%      4.45%      (86.79%)
        200.63%      457.74%     542.94%        247.20%       200.63%     457.74%    542.94%      247.20%
      $746,881     $741,743    $767,926       $827,774       $47,591     $46,521    $ 7,218      $    25
      ========     ========    ========       ========       =======     =======    =======      =======

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                        EXTENDED-DURATION BOND FUND
                                                              ------------------------------------------------
                                                                                RETAIL CLASS
                                                              ------------------------------------------------
                                                                FOR THE     FOR THE    FOR THE      FOR THE
                                                              SIX MONTHS      YEAR       YEAR        PERIOD
                                                                 ENDED       ENDED      ENDED     08/27/01* TO
                                                               06/30/04     12/31/03   12/31/02     12/31/01
                                                              -----------   --------   --------   ------------
                                                              (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF PERIOD                          $  9.22     $  9.63    $  9.83      $ 10.00
                                                                -------     -------    -------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                            0.23        0.52#      0.62         0.32
  Realized and unrealized gain (loss) on investments -- net       (0.34)       0.50       0.29        (0.13)
                                                                -------     -------    -------      -------
     Total from investment operations                             (0.11)       1.02       0.91         0.19
                                                                -------     -------    -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                            (0.29)      (0.76)     (0.87)       (0.32)
  Distributions from capital gains                                   --       (0.67)     (0.24)       (0.04)
  Return of capital                                                  --          --         --           --
                                                                -------     -------    -------      -------
     Total dividends and distributions                            (0.29)      (1.43)     (1.11)       (0.36)
                                                                -------     -------    -------      -------
NET ASSET VALUE -- END OF THE PERIOD                            $  8.82     $  9.22    $  9.63      $  9.83
                                                                =======     =======    =======      =======
Total Return (1)                                                  (1.22%)     10.95%      9.93%        1.91%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                                              1.01%       0.93%      0.91%        1.06%
  Expenses -- including expense reduction (2)                      1.01%       0.93%      0.91%        1.05%
  Expenses -- before waivers and expense reduction (2)             0.96%       0.94%      1.03%       28.96%
  Investment income -- net (2)                                     4.79%       5.25%      6.18%        6.14%
  Investment income (loss) -- excluding waivers and expense
     reduction (2)                                                 4.84%       5.24%      6.06%      (21.77%)
  Portfolio turnover rate (1)                                      8.14%     121.20%     45.17%       21.95%
Net Assets -- end of the period (000's)                         $27,230     $27,978    $24,812      $ 8,553
                                                                =======     =======    =======      =======

---------------
 *  Commencement of operations.
  #   Calculated using the average shares outstanding method.
(1) Non-annualized.
(2) Annualized.

                       See Notes to Financial Statements.

                                        EXTENDED-DURATION BOND FUND
-----------------------------------------------------------------------------------------------------------
                    RETIREMENT CLASS                                     INSTITUTIONAL CLASS
--------------------------------------------------------   ------------------------------------------------
       FOR THE     FOR THE      FOR THE       FOR THE        FOR THE     FOR THE    FOR THE      FOR THE
     SIX MONTHS      YEAR        YEAR          PERIOD      SIX MONTHS      YEAR       YEAR        PERIOD
        ENDED       ENDED        ENDED      08/27/01* TO      ENDED       ENDED      ENDED     08/27/01* TO
      06/30/04     12/31/03    12/31/02       12/31/01      06/30/04     12/31/03   12/31/02     12/31/01
     -----------   --------   -----------   ------------   -----------   --------   --------   ------------
     (UNAUDITED)                                           (UNAUDITED)
      $  14.78     $  14.62    $  14.37       $  14.38       $  9.23     $  9.64     $ 9.84      $ 10.00
      --------     --------    --------       --------       -------     -------     ------      -------
          0.37         0.83#       0.90           0.32          0.26        0.54#      0.65         0.24
         (0.53)        0.77        0.47           0.03         (0.36)       0.51       0.29        (0.03)
      --------     --------    --------       --------       -------     -------     ------      -------
         (0.16)        1.60        1.37           0.35         (0.10)       1.05       0.94         0.21
      --------     --------    --------       --------       -------     -------     ------      -------
         (0.30)       (0.77)      (0.88)         (0.32)        (0.31)      (0.79)     (0.90)       (0.33)
            --        (0.67)      (0.24)         (0.04)           --       (0.67)     (0.24)       (0.04)
            --           --          --             --            --          --         --           --
      --------     --------    --------       --------       -------     -------     ------      -------
         (0.30)       (1.44)      (1.12)         (0.36)        (0.31)      (1.46)     (1.14)       (0.37)
      --------     --------    --------       --------       -------     -------     ------      -------
      $  14.32     $  14.78    $  14.62       $  14.37       $  8.82     $  9.23     $ 9.64      $  9.84
      ========     ========    ========       ========       =======     =======     ======      =======
         (1.13%)      11.19%      10.03%          2.48%        (1.17%)     11.32%     10.27%        2.13%
          0.73%        0.73%       0.73%          0.74%         0.59%       0.59%      0.64%        0.66%
          0.73%        0.73%       0.73%          0.73%         0.59%       0.59%      0.64%        0.65%
          0.75%        0.75%       0.82%          0.84%         0.58%       0.60%      0.88%       90.75%
          5.06%        5.46%       6.29%          6.32%         5.21%       5.49%      6.47%        6.62%
          5.04%        5.44%       6.20%          6.21%         5.22%       5.48%      6.23%      (83.48%)
          8.14%      121.20%      45.17%         21.95%         8.14%     121.20%     45.17%       21.95%
      $376,219     $385,110    $401,198       $404,278       $29,382     $29,004     $6,506      $    26
      ========     ========    ========       ========       =======     =======     ======      =======

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                             EQUITY INDEX FUND
                                                              ------------------------------------------------
                                                                                RETAIL CLASS
                                                              ------------------------------------------------
                                                                FOR THE     FOR THE    FOR THE      FOR THE
                                                              SIX MONTHS      YEAR       YEAR        PERIOD
                                                                 ENDED       ENDED      ENDED     08/27/01* TO
                                                               06/30/04     12/31/03   12/31/02     12/31/01
                                                              -----------   --------   --------   ------------
                                                              (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF PERIOD                         $   9.14     $   7.26   $   9.63     $ 10.00
                                                               --------     --------   --------     -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                            0.05         0.10#      0.13        0.02
  Realized and unrealized gain (loss) on investments -- net        0.25         1.93      (2.31)      (0.28)
                                                               --------     --------   --------     -------
     Total from investment operations                              0.30         2.03      (2.18)      (0.26)
                                                               --------     --------   --------     -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                            (0.05)       (0.15)     (0.16)      (0.06)
  Distributions from capital gains                                   --           --      (0.03)      (0.05)
  Return of capital                                                  --           --         --          --
                                                               --------     --------   --------     -------
     Total dividends and distributions                            (0.05)       (0.15)     (0.19)      (0.11)
                                                               --------     --------   --------     -------
NET ASSET VALUE -- END OF THE PERIOD                           $   9.39     $   9.14   $   7.26     $  9.63
                                                               ========     ========   ========     =======
TOTAL RETURN (1)                                                   3.33%       28.09%    (22.71%)     (2.65%)
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                                              0.45%        0.45%      0.45%       0.45%
  Expenses -- including expense reduction (2)                      0.45%        0.45%      0.45%       0.45%
  Expenses -- before waivers and expense reduction (2)             0.69%        0.73%      0.81%      28.52%
  Investment income -- net (2)                                     1.15%        1.28%      1.21%       0.95%
  Investment income (loss) -- excluding waivers and expense
     reduction (2)                                                 0.91%        1.00%      0.85%     (27.12%)
  Portfolio turnover rate (1)                                      1.05%        1.87%      3.17%       2.81%
Net Assets -- end of the period (000's)                        $ 18,508     $ 17,395   $ 12,890     $   367
                                                               ========     ========   ========     =======

---------------

 * Commencement of operations.
 #  Calculated using the average shares outstanding method.
(1) Non-annualized.
(2) Annualized.

                       See Notes to Financial Statements.

                                              EQUITY INDEX FUND
    -----------------------------------------------------------------------------------------------------
                     RETIREMENT CLASS                                  INSTITUTIONAL CLASS
    --------------------------------------------------   ------------------------------------------------
      FOR THE      FOR THE     FOR THE      FOR THE        FOR THE     FOR THE    FOR THE      FOR THE
    SIX MONTHS      YEAR        YEAR         PERIOD      SIX MONTHS      YEAR       YEAR        PERIOD
       ENDED        ENDED       ENDED     08/27/01* TO      ENDED       ENDED      ENDED     08/27/01* TO
     06/30/04     12/31/03    12/31/02      12/31/01      06/30/04     12/31/03   12/31/02     12/31/01
    ----------    ---------   ---------   ------------   -----------   --------   --------   ------------
    (UNAUDITED)                                          (UNAUDITED)
     $   15.12    $   11.93   $   15.64    $   16.15      $   9.08     $   7.22   $   9.58     $  10.00
     ---------    ---------   ---------    ---------      --------     --------   --------     --------
          0.09         0.18#       0.17         0.05          0.06         0.12#      0.14         0.03
          0.43         3.16       (3.69)       (0.46)         0.26         1.91      (2.29)       (0.34)
     ---------    ---------   ---------    ---------      --------     --------   --------     --------
          0.52         3.34       (3.52)       (0.41)         0.32         2.03      (2.15)       (0.31)
     ---------    ---------   ---------    ---------      --------     --------   --------     --------
         (0.05)       (0.15)      (0.16)       (0.05)        (0.06)       (0.17)     (0.18)       (0.06)
            --           --       (0.03)       (0.05)           --           --      (0.03)       (0.05)
            --           --          --           --            --           --         --           --
     ---------    ---------   ---------    ---------      --------     --------   --------     --------
         (0.05)       (0.15)      (0.19)       (0.10)        (0.06)       (0.17)     (0.21)       (0.11)
     ---------    ---------   ---------    ---------      --------     --------   --------     --------
     $   15.59    $   15.12   $   11.93    $   15.64      $   9.34     $   9.08   $   7.22     $   9.58
     =========    =========   =========    =========      ========     ========   ========     ========
          3.45%       28.03%     (22.59%)      (2.55%)        3.56%       28.19%    (22.57%)      (3.14%)
          0.40%        0.40%       0.40%        0.40%         0.25%        0.25%      0.25%        0.25%
          0.40%        0.40%       0.40%        0.40%         0.25%        0.25%      0.25%        0.25%
          0.39%        0.44%       0.51%        0.53%         0.22%        0.28%      0.60%       86.25%
          1.20%        1.33%       1.21%        0.98%         1.35%        1.46%      1.40%        1.19%
          1.21%        1.29%       1.10%        0.85%         1.38%        1.43%      1.05%      (84.81%)
          1.05%        1.87%       3.17%        2.81%         1.05%        1.87%      3.17%        2.81%
     $ 394,899    $ 382,067   $ 295,261    $ 401,471      $ 33,603     $ 33,009   $  4,737     $     28
     =========    =========   =========    =========      ========     ========   ========     ========

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                             VALUE EQUITY FUND
                                                              ------------------------------------------------
                                                                                RETAIL CLASS
                                                              ------------------------------------------------
                                                                FOR THE     FOR THE    FOR THE      FOR THE
                                                              SIX MONTHS      YEAR       YEAR        PERIOD
                                                                 ENDED       ENDED      ENDED     08/27/01* TO
                                                               06/30/04     12/31/03   12/31/02     12/31/01
                                                              -----------   --------   --------   ------------
                                                              (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF PERIOD                         $   9.90     $   7.75   $   9.61     $ 10.00
                                                               --------     --------   --------     -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                            0.07         0.11#      0.15        0.03
  Realized and unrealized gain (loss) on investments -- net        0.48         2.23      (1.82)      (0.35)
                                                               --------     --------   --------     -------
     Total from investment operations                              0.55         2.34      (1.67)      (0.32)
                                                               --------     --------   --------     -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                            (0.07)       (0.19)     (0.19)      (0.07)
  Distributions from capital gains                                   --           --         --          --
  Return of capital                                                  --           --         --+         --
                                                               --------     --------   --------     -------
     Total dividends and distributions                            (0.07)       (0.19)     (0.19)      (0.07)
                                                               --------     --------   --------     -------
NET ASSET VALUE -- END OF THE PERIOD                           $  10.38     $   9.90   $   7.75     $  9.61
                                                               ========     ========   ========     =======
TOTAL RETURN (1)                                                   5.53%       30.46%    (17.48%)     (3.23%)
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                                              1.15%        1.15%      1.15%       1.15%
  Expenses -- including expense reduction (2)                      1.14%        1.13%      1.11%       1.15%
  Expenses -- before waivers and expense reduction (2)             1.19%        1.20%      1.29%      65.50%
  Investment income -- net (2)                                     1.08%        1.33%      1.38%       1.12%
  Investment income (loss) -- excluding waivers and expense
     reduction (2)                                                 1.03%        1.26%      1.20%     (63.23%)
  Portfolio turnover rate (1)                                     31.19%       53.74%     70.42%      21.09%
Net Assets -- end of the period (000's)                        $ 22,426     $ 19,680   $ 13,987     $   168
                                                               ========     ========   ========     =======

---------------
 *  Commencement of operations.
 +  Amount represents less than $0.01 per share.
 #  Calculated using the average shares outstanding method.
(1) Non-annualized.
(2) Annualized.

                       See Notes to Financial Statements.

                                               VALUE EQUITY FUND
    -------------------------------------------------------------------------------------------------------
                      RETIREMENT CLASS                                   INSTITUTIONAL CLASS
    ----------------------------------------------------   ------------------------------------------------
      FOR THE       FOR THE      FOR THE      FOR THE        FOR THE     FOR THE    FOR THE      FOR THE
    SIX MONTHS       YEAR         YEAR         PERIOD      SIX MONTHS      YEAR       YEAR        PERIOD
       ENDED         ENDED        ENDED     08/27/01* TO      ENDED       ENDED      ENDED     08/27/01* TO
     06/30/04      12/31/03     12/31/02      12/31/01      06/30/04     12/31/03   12/31/02     12/31/01
    ----------    -----------   ---------   ------------   -----------   --------   --------   ------------
    (UNAUDITED)                                            (UNAUDITED)
    $     15.28   $     11.85   $   14.57   $     15.21     $   9.94     $   7.77   $   9.64     $  10.00
    -----------   -----------   ---------   -----------     --------     --------   --------     --------
           0.10          0.21#       0.21          0.06         0.08         0.14#      0.16         0.06
           0.76          3.43       (2.73)        (0.64)        0.49         2.26      (1.80)       (0.35)
    -----------   -----------   ---------   -----------     --------     --------   --------     --------
           0.86          3.64       (2.52)        (0.58)        0.57         2.40      (1.64)       (0.29)
    -----------   -----------   ---------   -----------     --------     --------   --------     --------
          (0.07)        (0.21)      (0.20)        (0.06)       (0.09)       (0.23)     (0.23)       (0.07)
             --            --          --            --           --           --         --           --
             --            --          --+           --           --           --         --+          --
    -----------   -----------   ---------   -----------     --------     --------   --------     --------
          (0.07)        (0.21)      (0.20)        (0.06)       (0.09)       (0.23)     (0.23)       (0.07)
    -----------   -----------   ---------   -----------     --------     --------   --------     --------
    $     16.07   $     15.28   $   11.85   $     14.57     $  10.42     $   9.94   $   7.77     $   9.64
    ===========   ===========   =========   ===========     ========     ========   ========     ========
          5.66%         30.84%     (17.37%)       (3.79%)       5.69%       31.09%    (17.22%)      (2.88%)
          0.90%          0.90%       0.90%         0.90%        0.76%        0.76%      0.76%        0.76%
          0.89%          0.88%       0.87%         0.90%        0.75%        0.75%      0.72%        0.76%
          0.92%          0.94%       0.98%         1.00%        0.74%        0.78%      1.06%       81.37%
          1.32%          1.59%       1.57%         1.29%        1.47%        1.62%      1.77%        1.60%
          1.29%          1.53%       1.46%         1.19%        1.48%        1.59%      1.43%      (79.01%)
         31.19%         53.74%      70.42%        21.09%       31.19%       53.74%     70.42%       21.09%
    $ 1,204,132   $ 1,152,116   $ 938,583   $ 1,159,209     $ 75,452     $ 69,991   $  5,265     $     77
    ===========   ===========   =========   ===========     ========     ========   ========     ========

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                            GROWTH EQUITY FUND
                                                      --------------------------------------------------------------
                                                                               RETAIL CLASS
                                                      --------------------------------------------------------------
                                                      FOR THE SIX     FOR THE YEAR    FOR THE YEAR    FOR THE PERIOD
                                                      MONTHS ENDED       ENDED           ENDED         08/27/01* TO
                                                        06/30/04        12/31/03        12/31/02         12/31/01
                                                      ------------    ------------    ------------    --------------
                                                      (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF PERIOD                  $  9.08         $  7.03         $  9.81          $ 10.00
                                                        -------         -------         -------          -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                            (0.03)          (0.02)          (0.02)              --+
  Realized and unrealized gain (loss) on
     investments -- net                                    0.51            2.07           (2.76)           (0.19)
  Net increase from payments by affiliates and net
     gains (losses) realized on the disposal of
     investments in violation of restrictions (See
     Footnote 9)                                             --              --              --               --
                                                        -------         -------         -------          -------
     Total from investment operations                      0.48            2.05           (2.78)           (0.19)
                                                        -------         -------         -------          -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                       --              --              --               --
  Distributions from capital gains                           --              --              --               --
                                                        -------         -------         -------          -------
     Total dividends and distributions                       --              --              --               --
                                                        -------         -------         -------          -------
NET ASSET VALUE -- END OF THE PERIOD                    $  9.56         $  9.08         $  7.03          $  9.81
                                                        =======         =======         =======          =======
TOTAL RETURN (1)(3)                                        5.29%          29.16%         (28.34%)          (1.90%)
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                                      1.24%           1.17%           1.15%            1.15%
  Expenses -- including expense reduction (2)              1.24%           1.15%           1.12%            1.15%
  Expenses -- before waivers and expense reduction
     (2)                                                   1.41%           1.33%           1.36%           47.77%
  Investment income (loss) -- net (2)                     (0.54%)         (0.33%)         (0.28%)          (0.32%)
  Investment income (loss) -- excluding waivers
     and expense reduction (2)                            (0.71%)         (0.51%)         (0.52%)         (46.94%)
  Portfolio turnover rate (1)                             26.05%          77.02%          41.41%            8.71%
Net Assets -- end of the period (000's)                 $19,771         $18,099         $12,503          $   309
                                                        =======         =======         =======          =======

---------------
 *  Commencement of operations.
 + Amount represents less than $0.01 per share.
(1) Non-annualized.
(2) Annualized.
(3) In 2004, one of the Growth Equity Fund's sub-advisers fully reimbursed the fund for a loss on a transaction not meeting the fund's investment guidelines, which otherwise would have reduced total return by 0.04% for each class of shares. (See Footnote 9)

                       See Notes to Financial Statements.

                                                       GROWTH EQUITY FUND
    -------------------------------------------------------------------------------------------------------------------------
                         RETIREMENT CLASS                                             INSTITUTIONAL CLASS
    -----------------------------------------------------------   -----------------------------------------------------------
    FOR THE SIX    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE SIX    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
    MONTHS ENDED      ENDED          ENDED        08/27/01* TO    MONTHS ENDED      ENDED          ENDED        08/27/01* TO
      06/30/04       12/31/03       12/31/02        12/31/01        06/30/04       12/31/03       12/31/02        12/31/01
    ------------   ------------   ------------   --------------   ------------   ------------   ------------   --------------
    (UNAUDITED)                                                   (UNAUDITED)
     $    14.55     $    11.23     $    15.63      $    15.93       $  9.16        $  7.07         $ 9.83         $ 10.00
     ----------     ----------     ----------      ----------       -------        -------         ------         -------
          (0.02)         (0.01)         (0.01)          (0.01)        (0.01)         (0.01)          0.01              --+
           0.81           3.33          (4.39)          (0.29)         0.51           2.10          (2.77)          (0.17)
             --             --             --              --            --             --             --              --
     ----------     ----------     ----------      ----------       -------        -------         ------         -------
           0.79           3.32          (4.40)          (0.30)         0.50           2.09          (2.76)          (0.17)
     ----------     ----------     ----------      ----------       -------        -------         ------         -------
             --             --             --              --            --             --             --              --
             --             --             --              --            --             --             --              --
     ----------     ----------     ----------      ----------       -------        -------         ------         -------
             --             --             --              --            --             --             --              --
     ----------     ----------     ----------      ----------       -------        -------         ------         -------
     $    15.34     $    14.55     $    11.23      $    15.63       $  9.66        $  9.16         $ 7.07         $  9.83
     ==========     ==========     ==========      ==========       =======        =======         ======         =======
          5.43%          29.56%        (28.15%)         (1.88%)        5.46%         29.56%        (28.08%)         (1.70%)
          0.99%           0.92%          0.90%           0.90%         0.87%          0.81%          0.78%           0.78%
          0.99%           0.90%          0.88%           0.90%         0.87%          0.79%          0.75%           0.78%
          1.07%           1.01%          1.02%           1.05%         0.89%          0.85%          1.14%          83.19%
         (0.29%)         (0.07%)        (0.05%)         (0.11%)       (0.17%)        (0.03%)         0.09%           0.02%
         (0.37%)         (0.18%)        (0.19%)         (0.26%)       (0.19%)        (0.09%)        (0.30%)        (82.39%)
         26.05%          77.02%         41.41%           8.71%        26.05%         77.02%         41.41%           8.71%
     $1,346,065     $1,285,223     $1,049,709      $1,354,301       $84,141        $79,547         $4,553         $    29
     ==========     ==========     ==========      ==========       =======        =======         ======         =======

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                          SMALL CAP EQUITY FUND
                                                      --------------------------------------------------------------
                                                                               RETAIL CLASS
                                                      --------------------------------------------------------------
                                                      FOR THE SIX     FOR THE YEAR    FOR THE YEAR    FOR THE PERIOD
                                                      MONTHS ENDED       ENDED           ENDED         08/27/01* TO
                                                        06/30/04        12/31/03        12/31/02         12/31/01
                                                      ------------    ------------    ------------    --------------
                                                      (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF PERIOD                  $ 11.41         $  7.83         $ 10.09          $ 10.00
                                                        -------         -------         -------          -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss                                     (0.03)          (0.04)          (0.04)              --+
  Realized and unrealized gain (loss) on
     investments -- net                                    0.57            3.62           (2.22)            0.09
                                                        -------         -------         -------          -------
     Total from investment operations                      0.54            3.58           (2.26)            0.09
                                                        -------         -------         -------          -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                       --              --              --               --
  Distributions from capital gains                           --              --              --               --
                                                        -------         -------         -------          -------
     Total dividends and distributions                       --              --              --               --
                                                        -------         -------         -------          -------
NET ASSET VALUE -- END OF THE PERIOD                    $ 11.95         $ 11.41         $  7.83          $ 10.09
                                                        =======         =======         =======          =======
TOTAL RETURN (1)                                           4.73%          45.72%         (22.40%)           0.90%
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                                      1.49%           1.50%           1.50%            1.50%
  Expenses -- including expense reduction (2)              1.47%           1.44%           1.43%            1.50%
  Expenses -- before waivers and expense reduction
     (2)                                                   1.66%           1.70%           1.82%          123.38%
  Investment income -- net (2)                            (0.47%)         (0.59%)         (0.44%)          (0.28%)
  Investment income (loss) -- excluding waivers
     and expense reduction (2)                            (0.66%)         (0.85%)         (0.83%)        (122.16%)
  Portfolio turnover rate (1)                             79.43%         130.80%         160.46%           91.89%
Net Assets -- end of the period (000's)                 $24,919         $22,520         $12,878          $   115
                                                        =======         =======         =======          =======

---------------
 *  Commencement of operations.
 +  Amount represents less than $0.01 per share.
(1) Non-annualized.
(2) Annualized.

                       See Notes to Financial Statements.

                                                      SMALL CAP EQUITY FUND
    -------------------------------------------------------------------------------------------------------------------------
                         RETIREMENT CLASS                                             INSTITUTIONAL CLASS
    -----------------------------------------------------------   -----------------------------------------------------------
    FOR THE SIX    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE SIX    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
    MONTHS ENDED      ENDED          ENDED        08/27/01* TO    MONTHS ENDED      ENDED          ENDED        08/27/01* TO
      06/30/04       12/31/03       12/31/02        12/31/01        06/30/04       12/31/03       12/31/02        12/31/01
    ------------   ------------   ------------   --------------   ------------   ------------   ------------   --------------
    (UNAUDITED)                                                   (UNAUDITED)
      $  14.99       $  10.25       $  13.18        $  13.07        $ 11.52        $  7.88         $10.12         $ 10.00
      --------       --------       --------        --------        -------        -------         ------         -------
         (0.02)         (0.04)         (0.02)          (0.01)         (0.01)         (0.03)         (0.01)             --+
          0.74           4.78          (2.91)           0.12           0.57           3.67          (2.23)           0.12
      --------       --------       --------        --------        -------        -------         ------         -------
          0.72           4.74          (2.93)           0.11           0.56           3.64          (2.24)           0.12
      --------       --------       --------        --------        -------        -------         ------         -------
            --             --             --              --             --             --             --              --
            --             --             --              --             --             --             --              --
      --------       --------       --------        --------        -------        -------         ------         -------
            --             --             --              --             --             --             --              --
      --------       --------       --------        --------        -------        -------         ------         -------
      $  15.71       $  14.99       $  10.25        $  13.18        $ 12.08        $ 11.52         $ 7.88         $ 10.12
      ========       ========       ========        ========        =======        =======         ======         =======
         4.80%          46.24%        (22.23%)          0.84%          4.86%         46.19%        (22.13%)          1.20%
         1.24%           1.25%          1.25%           1.25%          1.17%          1.18%          1.18%           1.18%
         1.22%           1.19%          1.19%           1.25%          1.15%          1.12%          1.11%           1.18%
         1.38%           1.43%          1.51%           1.52%          1.22%          1.27%          1.60%          76.30%
        (0.22%)         (0.34%)        (0.19%)         (0.13%)        (0.15%)        (0.26%)        (0.12%)          0.12%
        (0.38%)         (0.58%)        (0.51%)         (0.40%)        (0.22%)        (0.41%)        (0.61%)        (75.00%)
        79.43%         130.80%        160.46%          91.89%         79.43%        130.80%        160.46%          91.89%
      $390,541       $357,703       $232,992        $321,743        $26,346        $25,415         $4,869         $    81
      ========       ========       ========        ========        =======        =======         ======         =======

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                        INTERNATIONAL EQUITY FUND
                                                      --------------------------------------------------------------
                                                                               RETAIL CLASS
                                                      --------------------------------------------------------------
                                                      FOR THE SIX     FOR THE YEAR    FOR THE YEAR    FOR THE PERIOD
                                                      MONTHS ENDED       ENDED           ENDED         08/27/01* TO
                                                        06/30/04        12/31/03        12/31/02         12/31/01
                                                      ------------    ------------    ------------    --------------
                                                      (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE -- BEGINNING OF PERIOD                  $ 10.95         $  8.19         $  9.43         $   10.00
                                                        -------         -------         -------         ---------
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                             0.09            0.10#           0.06             (0.01)#
  Realized and unrealized gain (loss) on
     investments -- net                                    0.28            2.80           (1.21)            (0.53)
                                                        -------         -------         -------         ---------
     Total from investment operations                      0.37            2.90           (1.15)            (0.54)
                                                        -------         -------         -------         ---------
LESS DIVIDENDS AND DISTRIBUTIONS
  Dividends from net investment income                       --           (0.14)          (0.09)            (0.03)
  Distributions from capital gains                           --              --              --                --
  Return of capital                                          --              --              --+               --
                                                        -------         -------         -------         ---------
     Total dividends and distributions                       --           (0.14)          (0.09)            (0.03)
                                                        -------         -------         -------         ---------
NET ASSET VALUE -- END OF THE PERIOD                    $ 11.32         $ 10.95         $  8.19         $    9.43
                                                        =======         =======         =======         =========
TOTAL RETURN (1)                                           3.38%          35.47%         (12.18%)           (5.40%)
RATIOS/SUPPLEMENTAL DATA:
Ratios to average net assets:
  Expenses -- net (2)                                      1.33%           1.36%           1.37%             1.45%
  Expenses -- including expense reduction (2)              1.31%           1.34%           1.34%             1.45%
  Expenses -- before waivers and expense reduction
     (2)                                                   1.54%           1.50%           1.64%           256.83%
  Investment income -- net (2)                             1.52%           1.14%           0.88%            (0.32%)
  Investment income (loss) -- excluding waivers
     and expense reduction (2)                             1.29%           0.98%           0.58%          (255.70%)
  Portfolio turnover rate (1)                             20.57%          33.24%          30.13%            20.05%
Net Assets -- end of the period (000's)                 $22,151         $20,434         $14,078         $      51
                                                        =======         =======         =======         =========

---------------
 *  Commencement of operations.
 +  Amount represents less than $0.01 per share.
 #   Calculated using the average shares outstanding method.
(1) Non-annualized.
(2) Annualized.

                       See Notes to Financial Statements.

                                                    INTERNATIONAL EQUITY FUND
    -------------------------------------------------------------------------------------------------------------------------
                         RETIREMENT CLASS                                             INSTITUTIONAL CLASS
    -----------------------------------------------------------   -----------------------------------------------------------
    FOR THE SIX    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD   FOR THE SIX    FOR THE YEAR   FOR THE YEAR   FOR THE PERIOD
    MONTHS ENDED      ENDED          ENDED        08/27/01* TO    MONTHS ENDED      ENDED          ENDED        08/27/01* TO
      06/30/04       12/31/03       12/31/02        12/31/01        06/30/04       12/31/03       12/31/02        12/31/01
    ------------   ------------   ------------   --------------   ------------   ------------   ------------   --------------
    (UNAUDITED)                                                   (UNAUDITED)
      $  12.96       $   9.66       $  11.09        $  11.66        $ 11.06        $  8.26         $ 9.50         $ 10.00
      --------       --------       --------        --------        -------        -------         ------         -------
          0.11           0.15#          0.11            0.01           0.10           0.08#          0.11              --+
          0.34           3.31          (1.43)          (0.55)          0.29           2.90          (1.22)          (0.47)
      --------       --------       --------        --------        -------        -------         ------         -------
          0.45           3.46          (1.32)          (0.54)          0.39           2.98          (1.11)          (0.47)
      --------       --------       --------        --------        -------        -------         ------         -------
            --          (0.16)         (0.11)          (0.03)            --          (0.18)         (0.13)          (0.03)
            --             --             --              --             --             --             --              --
            --             --             --+             --             --             --             --+             --
      --------       --------       --------        --------        -------        -------         ------         -------
            --          (0.16)         (0.11)          (0.03)            --          (0.18)         (0.13)          (0.03)
      --------       --------       --------        --------        -------        -------         ------         -------
      $  13.41       $  12.96       $   9.66        $  11.09        $ 11.45        $ 11.06         $ 8.26         $  9.50
      ========       ========       ========        ========        =======        =======         ======         =======
         3.47%          35.81%        (11.94%)         (4.61%)         3.53%         36.06%        (11.72%)         (4.69%)
         1.15%           1.15%          1.15%           1.15%          0.97%          0.97%          0.96%           0.96%
         1.13%           1.13%          1.12%           1.15%          0.95%          0.95%          0.93%           0.96%
         1.29%           1.31%          1.35%           1.37%          1.11%          1.14%          1.43%          88.97%
         1.69%           1.39%          1.00%           0.28%          1.87%          0.86%          1.29%           0.11%
         1.53%           1.21%          0.77%           0.06%          1.71%          0.67%          0.79%         (87.90%)
        20.57%          33.24%         30.13%          20.05%         20.57%         33.24%         30.13%          20.05%
      $952,643       $920,664       $698,704        $795,363        $52,232        $50,390         $5,416         $    27
      ========       ========       ========        ========        =======        =======         ======         =======

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF THE FUNDS

AB Funds Trust (the "Trust") was organized as a Delaware business trust on March 2, 2000. The Trust has established seventeen series (each a "Fund" and together, the "Funds"). Each Fund is a diversified, open-end management investment company and registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Flexible Income Fund, Growth & Income Fund, Capital Opportunities Fund and Global Equity Fund are each referred to as a "Blended Fund" and together are referred to as the "Blended Funds." The Flexible Income Fund I, Growth & Income Fund I, Capital Opportunities Fund I and Global Equity Fund I are each referred to as an "Institutional Blended Fund" and together are referred to as the "Institutional Blended Funds." The remaining Funds are each referred to as a "Select Fund" and are together referred to as the "Select Funds." The Low-Duration Bond Fund, Medium-Duration Bond Fund and Extended-Duration Bond Fund are together referred to as the "Bond Funds." The Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, and International Equity Fund are together referred to as the "Equity Funds." The Money Market Fund is referred to as the "Money Market Fund."

There are three classes of shares issued by the Trust -- the Retail Class, Retirement Class and Institutional Class. The Blended Funds consist of a Retail Class and Retirement Class. The Institutional Blended Funds consist of an Institutional Class only. The Select Funds consist of a Retail Class, a Retirement Class and an Institutional Class. All classes of shares have identical voting, dividend and liquidation rights. The distribution fee (class specific expense) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Each Fund is a separate mutual fund with its own investment objective, strategies and risks. The Select Funds invest directly in particular types of fixed income obligations, stocks and other investments. The Blended Funds and Institutional Blended Funds primarily invest in a different mix of the Select Funds to meet a specified investment strategy. The Blended Funds and Institutional Blended Funds are commonly referred to as "Fund of Funds".

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a. VALUATION OF SECURITIES

The Funds (except the Money Market Fund) each value securities traded on national securities exchanges or included in national market systems at the last quoted sale price, or official close price, on the principal exchange on which they were traded, or, in the absence of any sale, or official close price, at the closing bid price. Securities which are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time when the foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined through procedures established by or under the direction of the Board of Trustees. Non-exchange traded securities for which an over-the-counter quotation is readily available are valued at the last quoted bid price. Debt securities, excluding asset-backed and mortgage-backed securities, are valued at the mean of the last bid and asked prices available. Asset-backed and mortgage-backed securities are valued at the last bid price. Options and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options and warrants not traded on a national securities exchange are valued at the last quoted bid price. Short-term securities maturing in more than 60 days from the valuation date are valued at the mean of the last bid and asked prices; those maturing in 60 days or less are valued at amortized cost. Futures contracts are valued at the closing settlement price on the exchange on which they are primarily traded. Forward foreign exchange contracts are valued based upon closing exchange rates from each respective foreign market. Swap agreements are valued daily based upon the terms specific to each agreement with its counterparty. To the extent available, valuations of portfolio securities are provided by independent pricing services approved by the Board of Trustees. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. Certain fixed income securities are valued by the sub-adviser using various methodologies. Securities for which market quotations are not readily available are valued at fair value according to methods established in good faith by the Board of Trustees.

The Money Market Fund uses the amortized cost method to determine the value of its portfolio securities, which approximates market value.

The Blended Funds and Institutional Blended Funds value their investments in the underlying Select Funds daily at the closing net asset value of each respective Select Fund.

b. REPURCHASE AGREEMENTS

Each Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price. It is the Fund's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Fund's custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

c. DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The Funds, in their normal course of business, may enter into contracts that contain a variety of representations and warranties, and which provide general indemnifications. The Funds' exposure may include future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

     FINANCIAL FUTURES CONTRACTS -- The Funds (except the Money Market Fund) may purchase or sell financial futures contracts and the options on such futures contracts for the purpose of hedging risk on existing securities, the intended purchase of securities or to gain market exposure on cash balances. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such payments or receipts are known as variation margin and are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.

     Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a fund could lose more than the original margin deposit required to initiate a futures transaction.

     OPTIONS -- Certain Funds are authorized to write and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party and this party's ability to perform. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

     Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. Each Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.

     Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, .the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked to market daily based upon quotations from market makers. When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption.

     Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the amounts reported in the Statement of Assets and Liabilities, associated with both option contracts and swap contracts. The Funds bear the market risk arising from any change in index values or interest rates.

     FORWARD FOREIGN EXCHANGE CONTRACTS -- Certain Funds may enter into forward foreign currency exchange contracts to hedge against adverse exchange rate fluctuation to the U.S. dollar or between different foreign currencies in connection with either specific security transactions or portfolio positions. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     FOREIGN CURRENCY OPTIONS AND FUTURES -- The International Equity Fund and the Bond Funds may also enter into futures contracts on foreign currencies and related options on transactions as a short or long hedge against possible variations in foreign exchange rates.

     TBAS -- The Bond Funds may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund's other assets. Unsettled TBAs are valued at the current market value of the underlying securities, according to the procedures described under "Valuation of Securities" above.

     SWAP AGREEMENTS -- Each Select Fund may enter into swap agreements. The Equity Funds may enter into equity swap contracts, the Bond Funds may enter into interest rate and credit default swaps, the International Equity and Bond Funds may enter into currency swaps and each Select Fund may enter into total return swaps. Swap agreements are the exchange of one security or asset for another. A swap may be entered into in order to, among other things, change the maturity of a fund's portfolio, to protect a fund's value from changes in interest rates, to expose a fund to a different security or market, or to help a fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, a fund is exposed to the risk of unanticipated movements in interest rates or in the value of an underlying security or index, or that the counterparty will not fulfill its obligation under the agreement. Credit default swaps involve the payment of amounts based on a specified rate multiplied by a notional amount as well as upon an event of default. In connection with these agreements, securities may be set aside as collateral by the Fund's custodian.

d. FOREIGN CURRENCY TRANSLATIONS AND FOREIGN CURRENCY CONTRACTS

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

e. FEDERAL INCOME TAXES

Each Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes. Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

f. DIVIDENDS TO SHAREHOLDERS

The Money Market Fund declares a dividend daily and payable monthly equal to its net investment income for that day. The Bond Funds declare and pay dividends from net investment income monthly. The Equity Index Fund, Value Equity Fund and Growth Equity Fund declare and pay dividends from net investment income semi-annually. The Small Cap Equity Fund, International Equity Fund, the Blended Funds and the Institutional Blended Funds declare and pay dividends from net investment income annually. The Funds declare and pay distributions from capital gains, if available, annually. Distributions to shareholders are recorded on the ex-dividend date.

g. SECURITY TRANSACTIONS, INCOME AND REALIZED GAINS AND LOSSES

Security transactions are accounted for on the date securities are purchased or sold (the trade date). Dividend income is recognized on the ex-dividend date and interest income is accrued daily, including the amortization of market premium and the accretion of market discount. Realized gains and losses from security transactions are identified on an identified cost basis.

h. EXPENSES

Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds of the Trust are generally allocated to each Fund in proportion to their relative net assets. Each class of shares bears its pro-rata portion of expenses attributable to its class, except that each class separately bears expenses related specifically to that class, such as printing, transfer agent, service and distribution fees.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a. INVESTMENT ADVISORY FEES

Pursuant to a separate investment advisory agreement, SBC Financial Services, Inc. ("SBCFS" or "Investment Advisor") acts as the Investment Advisor to the Funds. As Investment Advisor it supervises the investments of the Funds and for such services is paid a fee. SBCFS and the Trust have entered into sub-advisory agreements with various sub-advisers to manage each Select Fund's investments. Under the general supervision of SBCFS, the sub-advisers make the day-to-day investment decisions for the Select Funds and for such services each sub-adviser receives a fee from the Funds.

The advisory fees paid to SBCFS and aggregate sub-advisory fees paid to the sub-advisers, listed at the end of this report, are computed daily based upon the net assets of each Fund. The actual advisory and sub-advisory fees accrued during the period ended June 30, 2004, based upon average daily net assets, were as follows:

FUND                      ADVISORY FEES    SUB-ADVISER FEES
----                      -------------    ----------------
Flexible Income                .10%                --
Growth & Income                .10%                --
Capital Opportunities          .10%                --
Global Equity                  .10%                --
Flexible Income I              .10%                --
Growth & Income I              .10%                --
Capital Opportunities I        .10%                --
Global Equity I                .10%                --
Money Market                   .14%               .07%
Low-Duration Bond              .20%               .21%
Medium-Duration Bond           .23%               .21%
Extended-Duration Bond         .27%               .22%
Equity Index                   .14%              (.02%)*

FUND                      ADVISORY FEES    SUB-ADVISER FEES
----                      -------------    ----------------
Value Equity                   .43%               .24%
Growth Equity                  .48%               .35%
Small Cap Equity               .30%               .78%
International Equity           .47%               .50%

* Ratio is negative due to a prior period overaccrual. This had no effect on the Fund's net asset value.

For the period ended June 30, 2004, advisory fees and waivers for each Fund were as follows:

                          GROSS                   NET ADVISORY
                       ADVISORY FEE    WAIVERS        FEE
                       ------------   ---------   ------------
Flexible Income         $  139,322    $ (49,136)   $   90,186
Growth & Income            581,032       10,116       591,148
Capital Opportunities      465,566       (3,133)      462,433
Global Equity              421,673      (13,558)      408,115
Flexible Income I           14,485      (25,919)      (11,434)
Growth & Income I           50,844      (18,643)       32,201
Capital Opportunities
  I                         30,090      (25,896)        4,194
Global Equity I             13,477      (27,342)      (13,865)
Money Market               623,669        4,512       628,181
Low-Duration Bond          802,361     (220,976)      581,385
Medium-Duration Bond       936,151     (342,839)      593,312
Extended-Duration
  Bond                     591,953      (28,587)      563,366
Equity Index               305,785        8,364       314,149
Value Equity             2,739,430     (105,741)    2,633,689
Growth Equity            3,388,348     (548,798)    2,839,550
Small Cap Equity           648,674     (291,545)      357,129
International Equity     2,376,411     (710,075)    1,666,336

b.  DISTRIBUTION AND SHAREHOLDER SERVICING FEES

The Board of Trustees has adopted Shareholder Service Plans for the Retirement and Retail Class of each Select Fund ("Service Plans") and a separate Plan of Distribution for the Retail Class of each Select Fund and Blended Fund pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan"). Under the Service Plans, the Retail Class and Retirement Class of each Select Fund are authorized to pay fees to parties that provide services for and maintain shareholder accounts. The Retail Class and the Retirement Class of each Select Fund are authorized to pay service fees of 0.15% and 0.19% of average daily net assets, respectively. Under the 12b-1 Plan, the assets of each Select Fund and Blended Fund may be used to compensate the Annuity Board of the Southern Baptist Convention, the Distributor or others for certain expenses relating to the distribution of shares of the Funds to investors. Under the 12b-1 Plan, the maximum amount payable as a percentage of average daily net assets on an annual basis is 0.10% by the Retail Class of each Select Fund and 0.06% by the Retail Class of each Blended Fund.

c.  EXPENSE LIMITATION

SBCFS has agreed, through April 30, 2005, to waive fees and reimburse expenses of the Retail Class, Retirement Class and the Institutional Class of each Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of each class's average daily net assets as follows:

                            RETAIL   RETIREMENT   INSTITUTIONAL
FUND                        CLASS      CLASS          CLASS
----                        ------   ----------   -------------
Flexible Income               .35%       .13%           --
Growth & Income               .45%       .13%           --
Capital Opportunities         .55%       .13%           --
Global Equity                 .42%       .13%           --
Flexible Income I              --         --           .17%
Growth & Income I              --         --           .17%
Capital Opportunities I        --         --           .17%
Global Equity I                --         --           .17%
Money Market                  .72%       .46%          .27%
Low-Duration Bond             .85%       .61%          .45%
Medium-Duration Bond          .90%       .62%          .50%
Extended-Duration Bond       1.05%       .73%          .65%
Equity Index                  .45%       .40%          .25%
Value Equity                 1.15%       .90%          .76%
Growth Equity                1.24%       .99%          .87%
Small Cap Equity             1.50%      1.25%         1.18%
International Equity         1.35%      1.15%          .97%

Each Fund in turn agrees to reimburse SBCFS for any operating expenses in excess of the expense limitation paid, waived or assumed by SBCFS for that Fund during the limitation period, provided SBCFS would not be entitled to reimbursement for any amount that would cause operating expenses to exceed the expense limitation during the year in which the reimbursement would be made, and provided further that no amount will be reimbursed by the Fund more than three years after the year in which it was incurred or waived by SBCFS.

At June 30, 2004, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

                       RETAIL    RETIREMENT   INSTITUTIONAL
                        CLASS      CLASS          CLASS
                       -------   ----------   -------------
Flexible Income        $36,593   $  278,319           NA
Growth & Income         31,631       16,183           NA
Capital Opportunities   24,346      108,197           NA
Global Equity           23,304      151,021           NA
Flexible Income I           NA           NA      $60,358
Growth & Income I           NA           NA       55,663
Capital Opportunities
  I                         NA           NA       63,268
Global Equity I             NA           NA       64,155
Money Market            46,688       63,724       10,427
Low-Duration Bond       25,989    1,110,971       28,729
Medium-Duration Bond    19,464    1,660,659       16,879
Extended-Duration
  Bond                      --      258,815           --
Equity Index            94,544      284,403        3,615
Value Equity            21,493      852,775           --
Growth Equity           58,027    2,903,119       24,183
Small Cap Equity        76,427    1,345,297       27,249
International Equity    68,716    3,407,394       91,574

During the period ended June 30, 2004, SBCFS received the following reimbursements:

                        RETAIL   RETIREMENT   INSTITUTIONAL
                        CLASS      CLASS          CLASS
                        ------   ----------   -------------
Growth & Income             --    $15,310            NA
Money Market                --     21,554            --
Extended-Duration Bond  $7,767         --        $1,371
Equity Index                --     34,918         6,279
Value Equity                --         --         8,328

D. BROKERAGE SERVICE AND OTHER ARRANGEMENTS

The Investment Advisor directs the sub-advisers to place security trades with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses through the use of Brokerage Service Arrangements on behalf of the Equity Funds. The amount of expenses paid through Brokerage Service Arrangements for the period ended June 30, 2004 were as follows:

                                       EXPENSES PAID
                                     THROUGH BROKERAGE
FUND                                SERVICE ARRANGEMENTS
----                                --------------------
Value Equity                              $ 50,515
Growth Equity                               29,535
Small Cap Equity                            53,852
International Equity                       113,224

In addition, the Funds have entered into arrangements with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of each Fund's expenses. During the period ended June 30, 2004, expenses reduced were as follows:

                                          REDUCTION TO
FUND                                        EXPENSES
----                                      ------------
Flexible Income                             $   133
Growth & Income                                 191
Capital Opportunities                           140
Global Equity                                   141
Flexible Income I                               112
Growth & Income I                                80
Capital Opportunities I                         122
Global Equity I                                 108
Money Market                                  1,757
Low-Duration Bond                             9,744
Medium-Duration Bond                         14,217
Extended-Duration Bond                          256
Equity Index                                    308
Value Equity                                    347
Growth Equity                                   446
Small Cap Equity                                550
International Equity                            111

E. ADMINISTRATOR, TRANSFER AGENT AND DISTRIBUTOR

Certain employees of PFPC Inc. ("PFPC"), an indirect, wholly-owned subsidiary of The PNC Financial Services Group, Inc., are officers of the Funds. PFPC serves as Administrator and Transfer agent of the Funds.

For its services as Administrator, PFPC is entitled to receive fees, computed daily and paid monthly, based upon the average daily net assets of each Fund. The fees currently range between .008% and .0375% of average net assets, excluding out of pocket expenses. For its services as Transfer Agent, PFPC receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the period ended June 30, 2004, PFPC received $2,254,564 in aggregate fees and expenses for services rendered under the various agreements described above.

PFPC Distributors, Inc. ("PDI"), also an indirect, wholly-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Distributor for the Funds. The Funds do not pay any fees to PDI in its capacity as distributor.

4. SECURITIES LENDING

Through an agreement with Northern Trust (the Funds' custodian) the Select Funds may lend portfolio securities to certain brokers, dealers and other financial institutions that pay the Select Funds a negotiated fee. The Select Funds receive cash, letters of credit or U.S. Government securities as collateral against the loaned securities in an amount at least equal to the market value of the loaned securities. The Funds continue to own the loaned securities and the securities remain in the investment portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Cash collateral has been invested in a short-term money market fund of Northern Trust. At June 30, 2004, the market values of loaned securities and collateral received were as follows:

                         MARKET VALUE OF     MARKET VALUE OF
FUND                    SECURITIES LOANED      COLLATERAL
----                    -----------------    ---------------
Low-Duration Bond         $283,690,978        $289,101,448
Medium-Duration Bond       172,488,781         175,125,353
Extended-Duration Bond     212,523,007         215,064,836
Equity Index                31,761,164          32,378,313
Value Equity               141,465,606         143,997,537
Growth Equity              131,061,955         132,589,178
Small Cap Equity           133,015,949         135,627,825
International Equity       167,116,832         174,882,607

5. INVESTMENT TRANSACTIONS

For the period ended June 30, 2004, the cost of purchases and proceeds from sales and maturities (other than short-term and U.S. Government obligations) aggregated for each Fund are as follows:

                                       SALE AND MATURITY
                         PURCHASES         PROCEEDS
                        ------------   -----------------
Flexible Income         $  8,000,000     $  4,100,000
Growth & Income           28,250,000       10,500,000
Capital Opportunities     17,850,000        8,700,000
Global Equity             21,000,000        3,500,000
Flexible Income I          1,777,066        1,169,400
Growth & Income I         34,961,617        1,055,000
Capital Opportunities
  I                        3,272,400          687,000
Global Equity I            2,887,262          949,300
Low-Duration Bond        277,229,482      314,644,921
Medium-Duration Bond     172,647,898      157,331,380
Extended-Duration Bond    43,880,437       68,907,172
Equity Index               7,235,799        4,474,720
Value Equity             383,636,252      386,882,312
Growth Equity            351,123,932      372,984,407
Small Cap Equity         338,460,683      324,644,386
International Equity     205,826,310      201,289,611

For the period ended June 30, 2004, the cost of purchases and proceeds from sales and maturities of long-term U.S. Government obligations aggregated for each Fund are as follows:

                                        SALE AND MATURITY
                         PURCHASES          PROCEEDS
                       --------------   -----------------
Flexible Income        $   13,347,075    $   12,109,302
Growth & Income            23,090,572        24,400,712
Capital Opportunities       6,176,760         6,385,595
Flexible Income I           1,873,922         1,801,073
Growth & Income I           3,708,715         3,405,077
Capital Opportunities
  I                         1,225,493         1,179,166
Low-Duration Bond         678,079,945       711,501,941
Medium-Duration Bond    1,153,296,293     1,169,091,771
Extended-Duration
  Bond                     82,752,093        52,936,006

FUTURES CONTRACTS
Investments in securities as of June 30, 2004 included securities that were valued and pledged as collateral to cover initial margin deposits. The market value of this collateral and open futures contracts is as follows:

                                              MARKET VALUE OF     OPEN PURCHASE      NOTIONAL MARKET     NET UNREALIZED GAIN
                                                COLLATERAL       (SALE) CONTRACTS    VALUE ON FUTURES     (LOSS) ON FUTURES
                                              ---------------    ----------------    ----------------    -------------------
FLEXIBLE INCOME FUND
  September 2004 S&P 500                        $   89,954                3            $    855,300           $   5,757
                                                                                                              =========
GROWTH & INCOME FUND
  September 2004 S&P 500                        $  759,612               34               9,693,400           $  72,097
                                                                                                              =========
CAPITAL OPPORTUNITIES FUND
  September 2004 S&P 500                        $  854,564               38              10,833,800           $  87,472
                                                                                                              =========
GLOBAL EQUITY FUND
  September 2004 S&P 500                        $1,294,339               46              13,114,600           $ 106,224
                                                                                                              =========
FLEXIBLE INCOME FUND I
  September 2004 S&P 500 E-Mini                 $   19,990                2                 114,040           $     931
                                                                                                              =========
GROWTH & INCOME FUND I
  September 2004 S&P 500 E-Mini                 $   79,959               17                 969,340           $   7,073
                                                                                                              =========
CAPITAL OPPORTUNITIES FUND I
  September 2004 S&P 500 E-Mini                 $   79,959               15                 855,300           $   5,768
                                                                                                              =========
GLOBAL EQUITY FUND I
  September 2004 S&P 500 E-Mini                 $   74,962               12                 684,240           $   4,949
                                                                                                              =========

                                              MARKET VALUE OF     OPEN PURCHASE      NOTIONAL MARKET     NET UNREALIZED GAIN
                                                COLLATERAL       (SALE) CONTRACTS    VALUE ON FUTURES     (LOSS) ON FUTURES
                                              ---------------    ----------------    ----------------    -------------------
LOW-DURATION BOND FUND
  December 2004 3-Month EURIBOR                 $  124,317               67            $ 19,890,791           $ (14,782)
  December 2004 90-Day Euro                     $  129,655               80              19,497,000            (186,000)
  December 2005 90-Day Euro                     $  145,423               16               3,840,400               6,498
  June 2005 90-Day Euro                         $  158,533              105              25,365,375              12,656
  June 2006 90-Day Euro                         $  144,817               16               3,824,400               6,546
  March 2005 90-Day Euro                        $   89,761               84              20,376,300               3,150
  March 2006 90-Day Euro                        $  145,097               16               3,831,800               6,546
  September 2004 10-Year U.S. Treasury
     Note                                       $   61,132              (71)              7,762,297            (129,345)
  September 2004 2-Year U.S. Treasury Note      $1,742,392              796             167,595,312             557,408
  September 2004 5-Year U.S. Treasury Note      $  571,467             (284)             30,867,250            (222,375)
  September 2004 90-Day Euro                    $   61,237               40               9,798,000             (59,500)
  September 2004 Euro-Bobl                      $   83,034               99              13,285,438              27,265
  September 2005 90-Day Euro                    $  153,385               21               5,055,750              (9,596)
                                                                                                              ---------
                                                                                                              $  (1,529)
                                                                                                              =========
MEDIUM-DURATION BOND FUND
  December 2004 3-Month EURIBOR                 $  126,380               39              11,578,221           $  (8,605)
  December 2004 90-Day Euro                     $   31,922               12               2,924,550             (30,600)
  December 2004 90-Day LIBOR                    $   65,673               28               6,016,555             (43,143)
  December 2008 90-Day Euro                     $    7,339                7               1,650,863                (700)
  June 2005 3-Month EURIBOR                     $    3,224                1                 295,372              (1,716)
  June 2007 90-Day Euro                         $  259,226              100              23,748,750              66,250
  June 2008 90-Day Euro                         $    7,354                7               1,654,363              (1,313)
  March 2005 90-Day Euro                        $  288,503              166              40,267,450             (37,503)
  March 2005 90-Day LIBOR                       $   32,802               14               3,005,103               7,652
  March 2009 90-Day Euro                        $    7,333                7               1,649,550                (350)
  September 2004 10-Year U.S. Treasury
     Note                                       $  230,891             (119)             13,010,047            (233,227)
  September 2004 10-Year UK GILT                $  159,197               76              14,584,739             116,144
  September 2004 20-Year U.S. Treasury
     Bond                                       $  190,968             (162)             17,232,750            (270,564)
  September 2004 5-Year U.S. Treasury Note      $  577,764              311              33,801,813             174,004
  September 2004 90-Day LIBOR                   $   21,145                9               1,937,157             (25,616)
  September 2004 Euro-Bobl                      $  128,374               90              12,077,671              18,157
  September 2004 Euro-Bobl                      $   57,127               39               5,233,657              11,417
  September 2004 Euro-Bund                      $  294,519              196              26,982,103             151,793
  September 2008 90-Day Euro                    $    7,346                7               1,652,525                (963)
                                                                                                              ---------
                                                                                                              $(108,883)
                                                                                                              =========
EQUITY INDEX FUND
  September 2004 S&P 500                        $  984,496               36              10,263,600           $  77,009
                                                                                                              =========
VALUE EQUITY FUND
  September 2004 Russell 1000                   $  264,850                9               2,741,400           $  23,346
  September 2004 S&P 500                        $3,808,056              119              33,926,900             138,036
                                                                                                              ---------
                                                                                                              $ 161,382
                                                                                                              =========

                                              MARKET VALUE OF     OPEN PURCHASE      NOTIONAL MARKET     NET UNREALIZED GAIN
                                                COLLATERAL       (SALE) CONTRACTS    VALUE ON FUTURES     (LOSS) ON FUTURES
                                              ---------------    ----------------    ----------------    -------------------
GROWTH EQUITY FUND
  September 2004 S&P 500                        $4,812,543              193            $ 55,024,300           $ 265,728
                                                                                                              =========
SMALL CAP EQUITY FUND
  September 2004 Russell 1000                   $  978,189               30               8,885,250           $ 240,545
  September 2004 S&P 500                        $1,010,796               31               8,838,100              61,514
                                                                                                              ---------
                                                                                                              $ 302,059
                                                                                                              =========

FORWARD FOREIGN CURRENCY CONTRACTS

As of June 30, 2004, the following Funds have forward foreign currency exchange contracts that obligate it to deliver currencies at specified future dates. The unrealized appreciation and/or depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

                                                  AMOUNT OF FOREIGN                      AMOUNT OF FOREIGN   NET UNREALIZED
                                CURRENCY TO BE     CURRENCY TO BE      CURRENCY TO BE     CURRENCY TO BE     APPRECIATION/
FUND/EXPIRATION DATE              DELIVERED           DELIVERED           RECEIVED           RECEIVED        (DEPRECIATION)
-----------------------------  ----------------   -----------------   ----------------   -----------------   --------------
LOW-DURATION BOND FUND
  7/20/2004                    European Euro                700,000   US Dollars               861,331         $   9,088
  7/21/2004                    Japanese Yen              78,843,000   US Dollars               719,058            (2,259)
  7/22/2004                    US Dollars                   134,491   Swedish Krona          1,869,283           113,797
  7/23/2004                    European Euro              2,806,899   US Dollars             3,365,053           (52,102)
  7/23/2004                    European Euro              7,553,827   US Dollars             8,952,887          (243,239)
  7/28/2004                    British Pounds             1,106,457   US Dollars             2,007,237             5,459
                                                                                                               ---------
                                                                                                               $(169,256)
                                                                                                               =========
MEDIUM-DURATION BOND FUND
  8/10/2004                    European Euro             13,424,287   US Dollars            15,977,782         $(360,045)
  7/20/2004                    European Euro              4,180,000   US Dollars             5,143,377            54,266
  7/21/2004                    Japanese Yen              37,821,000   US Dollars               344,932            (1,084)
  7/28/2004                    British Pounds                39,591   US Dollars                71,917               291
  8/17/2004                    Mexican Peso              15,246,158   US Dollars             1,318,790             5,270
  7/30/2004                    European Euro                660,192   US Dollars               802,824              (783)
                                                                                                               ---------
                                                                                                               $(302,085)
                                                                                                               =========
INTERNATIONAL EQUITY
  7/20/2004                    Japanese Yen             156,427,030   Canadian Dollars       1,946,820         $  21,694
  7/30/2004                    British Pounds            11,535,000   US Dollars            11,535,000          (532,283)
  8/6/2004                     Canadian Dollars           1,874,723   US Dollars             1,361,000           (37,543)
  8/12/2004                    Swiss Francs                 500,758   US Dollars               386,000           (14,274)
  8/25/2004                    Swiss Francs               1,987,830   US Dollars             1,560,000           (29,613)
  9/4/2004                     Japanese Yen              82,588,914   US Dollars               746,000           (11,284)
  9/7/2004                     Swiss Francs               2,450,230   US Dollars             1,961,000               758
                                                                                                               ---------
                                                                                                               $(602,545)
                                                                                                               =========

OPTIONS WRITTEN

Transactions in options written for the period ended June 30, 2004, were as follows:

                                                              NUMBER OF     PREMIUMS
LOW-DURATION BOND FUND                                        CONTRACTS     RECEIVED
----------------------                                        ---------    ----------
Options written, 12/31/03                                       5,620      $  595,524
                                                               ------      ----------
Options written                                                    --              --
Option expired                                                     --              --
Options closed                                                     --              --
                                                               ------      ----------
Options written, 06/30/04                                       5,620      $  595,524
                                                               ======      ==========

                                                              NUMBER OF     PREMIUMS
MEDIUM-DURATION BOND FUND                                     CONTRACTS     RECEIVED
-------------------------                                     ---------    ----------
Options written, 12/31/03                                      10,147      $2,778,035
                                                               ------      ----------
Options written                                                   867         387,711
Option expired                                                 (1,260)       (254,958)
Options closed                                                    (39)        (30,480)
                                                               ------      ----------
Options written, 06/30/04                                       9,715      $2,880,308
                                                               ======      ==========

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the period ended June 30, 2004 and the year ended December 31, 2003, are as follows:

                                             FOR THE SIX MONTHS ENDED 06/30/04       FOR THE YEAR ENDED 12/31/03
                                             ---------------------------------    ---------------------------------
FLEXIBLE INCOME FUND                            SHARES              VALUE             SHARES             VALUE
--------------------                         -------------     ---------------    --------------    ---------------
SHARES SOLD:
Retail Class                                     345,823        $  3,283,359             256,101    $     2,445,310
Retirement Class                               1,560,169          20,481,195           2,999,652         38,722,374
SHARES ISSUED IN REINVESTMENT OF DIVIDENDS:
Retail Class                                          12                 115             110,248          1,037,416
Retirement Class                                      --                 130             800,930         10,412,089
SHARES REDEEMED:
Retail Class                                     (93,453)           (887,218)            (56,429)          (541,956)
Retirement Class                              (1,289,858)        (16,921,420)         (5,542,161)       (71,606,987)
                                              ----------        ------------      --------------    ---------------
Net increase (decrease)                          522,693        $  5,956,161          (1,431,659)   $   (19,531,754)
                                              ==========        ============      ==============    ===============

                                             FOR THE SIX MONTHS ENDED 06/30/04       FOR THE YEAR ENDED 12/31/03
                                             ---------------------------------    ---------------------------------
GROWTH & INCOME FUND                            SHARES              VALUE             SHARES             VALUE
--------------------                         -------------     ---------------    --------------    ---------------
SHARES SOLD:
Retail Class                                     489,962        $  4,618,774             335,318    $     3,061,096
Retirement Class                               3,424,861          46,698,316           9,190,592        118,949,665
SHARES ISSUED IN REINVESTMENT OF DIVIDENDS:
Retail Class                                         354               3,284             148,121          1,373,027
Retirement Class                                      --                  --           3,751,332         50,267,852
SHARES REDEEMED:
Retail Class                                     (98,541)           (924,639)            (80,573)          (707,318)
Retirement Class                              (2,538,882)        (34,559,255)        (15,705,780)      (198,857,253)
                                              ----------        ------------      --------------    ---------------
Net increase (decrease)                        1,277,754        $ 15,836,480          (2,360,990)   $   (25,912,931)
                                              ==========        ============      ==============    ===============

                                             FOR THE SIX MONTHS ENDED 06/30/04       FOR THE YEAR ENDED 12/31/03
                                             ---------------------------------    ---------------------------------
CAPITAL OPPORTUNITIES FUND                      SHARES              VALUE             SHARES             VALUE
--------------------------                   -------------     ---------------    --------------    ---------------
SHARES SOLD:
Retail Class                                   1,169,419        $ 11,591,121             250,222    $     2,262,504
Retirement Class                               2,191,855          30,531,188           5,903,866         74,733,730
SHARES ISSUED IN REINVESTMENT OF DIVIDENDS:
Retail Class                                          --                  --              47,212            455,568
Retirement Class                                      --                  --           1,739,145         23,652,360
SHARES REDEEMED:
Retail Class                                    (984,001)         (9,770,049)           (122,322)        (1,106,643)
Retirement Class                              (1,724,505)        (23,937,822)         (8,385,067)      (103,428,690)
                                              ----------        ------------      --------------    ---------------
Net increase (decrease)                          652,768        $  8,414,438            (566,944)   $    (3,431,171)
                                              ==========        ============      ==============    ===============

                                             FOR THE SIX MONTHS ENDED 06/30/04       FOR THE YEAR ENDED 12/31/03
                                             ---------------------------------    ---------------------------------
GLOBAL EQUITY FUND                              SHARES              VALUE             SHARES             VALUE
------------------                           -------------     ---------------    --------------    ---------------
SHARES SOLD:
Retail Class                                     140,892        $  1,450,195             148,557    $     1,304,684
Retirement Class                               2,726,264          38,071,591           5,255,047         63,303,472
SHARES ISSUED IN REINVESTMENT OF DIVIDENDS:
Retail Class                                          --                  --              11,098            110,871
Retirement Class                                      --                  --             371,322          5,053,687
SHARES REDEEMED:
Retail Class                                     (57,296)           (590,086)            (37,275)          (319,476)
Retirement Class                              (1,941,269)        (27,084,458)         (6,113,995)       (70,734,256)
                                              ----------        ------------      --------------    ---------------
Net increase (decrease)                          868,591        $ 11,847,242            (365,246)   $    (1,281,018)
                                              ==========        ============      ==============    ===============

                                                                                       FOR THE PERIOD 07/01/03
                                                                                    (COMMENCEMENT OF OPERATIONS)
                                             FOR THE SIX MONTHS ENDED 06/30/04            THROUGH 12/31/03
                                             ---------------------------------    ---------------------------------
FLEXIBLE INCOME FUND I                          SHARES              VALUE             SHARES             VALUE
----------------------                       -------------     ---------------    --------------    ---------------
SHARES SOLD                                      242,082        $  2,520,230           2,963,771    $    29,681,126
SHARES ISSUED IN REINVESTMENT OF DIVIDENDS            --                  --              34,697            357,383
SHARES REDEEMED                                 (166,359)         (1,735,864)           (221,947)        (2,259,021)
                                              ----------        ------------      --------------    ---------------
Net increase                                      75,723        $    784,366           2,776,521    $    27,779,488
                                              ==========        ============      ==============    ===============

                                                                                  FOR THE PERIOD 07/01/03
                                                                               (COMMENCEMENT OF OPERATIONS)
                                       FOR THE SIX MONTHS ENDED 06/30/04             THROUGH 12/31/03
                                       ----------------------------------    ---------------------------------
GROWTH & INCOME FUND I                     SHARES              VALUE             SHARES             VALUE
----------------------                 --------------     ---------------    --------------    ---------------
SHARES SOLD                                 3,474,109     $    37,745,806         6,980,068    $    70,055,135
SHARES ISSUED IN REINVESTMENT OF
  DIVIDENDS                                       ---
                                                                       --           170,077          1,804,518
                                             (266,019)
SHARES REDEEMED                                                (2,885,767)         (375,070)        (3,911,770)
                                       --------------     ---------------    --------------    ---------------
                                            3,208,090     $    34,860,039         6,775,075    $    67,947,883
Net increase
                                       ==============     ===============    ==============    ===============

                                                                                  FOR THE PERIOD 07/01/03
                                                                               (COMMENCEMENT OF OPERATIONS)
                                       FOR THE SIX MONTHS ENDED 06/30/04             THROUGH 12/31/03
                                       ----------------------------------    ---------------------------------
CAPITAL OPPORTUNITIES FUND I               SHARES              VALUE             SHARES             VALUE
----------------------------           --------------     ---------------    --------------    ---------------
SHARES SOLD                                   424,000     $     4,809,053         5,287,084    $    53,184,082
SHARES ISSUED IN REINVESTMENT OF
  DIVIDENDS                                        --                  --            88,095            976,975
SHARES REDEEMED                              (177,025)         (2,002,518)         (200,958)        (2,151,481)
                                       --------------     ---------------    --------------    ---------------
Net increase                                  246,975     $     2,806,535         5,174,221    $    52,009,576
                                       ==============     ===============    ==============    ===============

                                                                                  FOR THE PERIOD 07/01/03
                                                                               (COMMENCEMENT OF OPERATIONS)
                                       FOR THE SIX MONTHS ENDED 06/30/04             THROUGH 12/31/03
                                       ----------------------------------    ---------------------------------
GLOBAL EQUITY FUND I                       SHARES              VALUE             SHARES             VALUE
--------------------                   --------------     ---------------    --------------    ---------------
SHARES SOLD                                   359,726     $     4,312,382         2,324,815    $    23,434,827
SHARES ISSUED IN REINVESTMENT OF
  DIVIDENDS                                       ---
                                                                       --            18,045            209,318
                                             (176,290)
SHARES REDEEMED                                                (2,079,230)         (133,051)        (1,424,993)
                                       --------------     ---------------    --------------    ---------------
                                              183,436     $     2,233,152         2,209,809    $    22,219,152
Net increase
                                       ==============     ===============    ==============    ===============

                                       FOR THE SIX MONTHS ENDED 06/30/04        FOR THE YEAR ENDED 12/31/03
                                       ----------------------------------    ---------------------------------
MONEY MARKET FUND                          SHARES              VALUE             SHARES             VALUE
-----------------                      --------------     ---------------    --------------    ---------------
SHARES SOLD:
Retail Class                                5,758,492     $     5,758,492         3,800,874    $     3,800,874
Retirement Class                        1,398,213,235       1,398,213,235     3,475,735,151      3,475,735,152
Institutional Class                        23,334,055          23,334,054        88,426,471         88,426,471
SHARES ISSUED IN REINVESTMENT OF
  DIVIDENDS:
Retail Class                                   18,924              18,924            62,338             62,338
Retirement Class                            1,617,859           1,617,859         4,666,721          4,666,721
Institutional Class                           256,683             256,683           310,135            310,135
SHARES REDEEMED:
Retail Class                               (3,864,298)         (3,864,298)      (12,365,637)       (12,365,637)
Retirement Class                       (1,409,457,706)     (1,409,457,706)   (3,533,632,077)    (3,533,632,077)
Institutional Class                       (25,556,184)        (25,556,184)      (30,856,125)       (30,856,125)
                                       --------------     ---------------    --------------    ---------------
Net decrease                               (9,678,940)    $    (9,678,941)       (3,852,149)   $    (3,852,148)
                                       ==============     ===============    ==============    ===============

                                             FOR THE SIX MONTHS ENDED 06/30/04       FOR THE YEAR ENDED 12/31/03
                                             ---------------------------------    ---------------------------------
LOW-DURATION BOND FUND                          SHARES              VALUE             SHARES             VALUE
----------------------                       -------------     ---------------    --------------    ---------------
SHARES SOLD:
Retail Class                                     124,847        $  1,191,611             370,361    $     3,629,836
Retirement Class                               4,244,459          55,371,415          12,488,144        165,022,970
Institutional Class                              951,411           9,073,662           9,852,397         96,600,779
SHARES ISSUED IN REINVESTMENT OF DIVIDENDS:
Retail Class                                      18,398             175,320             109,633          1,061,162
Retirement Class                                 351,562           4,572,352           2,037,432         26,739,288
Institutional Class                               56,201             533,708             215,429          2,072,803
SHARES REDEEMED:
Retail Class                                    (136,019)         (1,297,407)           (270,351)        (2,642,616)
Retirement Class                              (4,355,218)        (56,794,585)        (16,633,651)      (220,077,046)
Institutional Class                             (698,077)         (6,657,636)         (5,065,621)       (49,650,731)
                                              ----------        ------------      --------------    ---------------
Net increase                                     557,564        $  6,168,440           3,103,773    $    22,756,445
                                              ==========        ============      ==============    ===============

                                             FOR THE SIX MONTHS ENDED 06/30/04       FOR THE YEAR ENDED 12/31/03
                                             ---------------------------------    ---------------------------------
MEDIUM-DURATION BOND FUND                       SHARES              VALUE             SHARES             VALUE
-------------------------                    -------------     ---------------    --------------    ---------------
SHARES SOLD:
Retail Class                                   1,152,604        $ 10,882,825             567,749    $     5,488,636
Retirement Class                               4,808,555          65,764,075          16,034,944        221,272,485
Institutional Class                            1,207,601          11,270,501           8,179,822         79,295,587
SHARES ISSUED IN REINVESTMENT OF DIVIDENDS:
Retail Class                                      33,470             310,573             196,599          1,867,741
Retirement Class                                 539,590           7,334,101           3,312,192         45,476,001
Institutional Class                               78,370             722,694             351,398          3,313,145
SHARES REDEEMED:
Retail Class                                  (1,131,393)        (10,684,036)           (354,296)        (3,428,706)
Retirement Class                              (4,699,431)        (64,201,304)        (21,454,483)      (296,969,385)
Institutional Class                           (1,119,760)        (10,443,785)         (4,259,150)       (41,269,488)
                                              ----------        ------------      --------------    ---------------
Net increase                                     869,606        $ 10,955,644           2,574,775    $    15,046,016
                                              ==========        ============      ==============    ===============

                                             FOR THE SIX MONTHS ENDED 06/30/04       FOR THE YEAR ENDED 12/31/03
                                             ---------------------------------    ---------------------------------
EXTENDED-DURATION BOND FUND                     SHARES              VALUE             SHARES             VALUE
---------------------------                  -------------     ---------------    --------------    ---------------
SHARES SOLD:
Retail Class                                     345,406        $  3,241,968             546,676    $     5,402,567
Retirement Class                               4,382,103          65,432,402          13,108,503        198,325,568
Institutional Class                              999,145           9,347,092           4,850,745         48,928,974
SHARES ISSUED IN REINVESTMENT OF DIVIDENDS:
Retail Class                                      97,176             881,155             416,507          3,973,266
Retirement Class                                 527,549           7,724,276           2,448,979         36,713,639
Institutional Class                              109,152             989,688             375,173          3,566,652
SHARES REDEEMED:
Retail Class                                    (387,795)         (3,625,618)           (506,408)        (5,012,043)
Retirement Class                              (4,689,634)        (69,993,555)        (16,949,095)      (258,599,321)
Institutional Class                             (922,399)         (8,586,120)         (2,757,539)       (27,568,450)
                                              ----------        ------------      --------------    ---------------
Net increase                                     460,703        $  5,411,288           1,533,541    $     5,730,852
                                              ==========        ============      ==============    ===============

                                             FOR THE SIX MONTHS ENDED 06/30/04       FOR THE YEAR ENDED 12/31/03
                                             ---------------------------------    ---------------------------------
EQUITY INDEX FUND                               SHARES              VALUE             SHARES             VALUE
-----------------                            -------------     ---------------    --------------    ---------------
SHARES SOLD:
Retail Class                                     106,434        $    986,816             186,065    $     1,502,533
Retirement Class                               1,688,406          26,029,064           5,647,274         73,655,508
Institutional Class                              338,064           3,143,461           4,461,868         36,455,381
SHARES ISSUED IN REINVESTMENT OF DIVIDENDS:
Retail Class                                      11,342             105,931              32,121            278,529
Retirement Class                                  82,550           1,280,357             260,606          3,723,527
Institutional Class                               23,977             222,746              45,263            403,725
SHARES REDEEMED:
Retail Class                                     (51,635)           (474,101)            (88,596)          (708,958)
Retirement Class                              (1,709,798)        (26,281,296)         (5,386,315)       (71,239,038)
Institutional Class                             (398,472)         (3,686,960)         (1,529,027)       (12,857,703)
                                              ----------        ------------      --------------    ---------------
Net increase                                      90,868        $  1,326,018           3,629,259    $    31,213,504
                                              ==========        ============      ==============    ===============

                                             FOR THE SIX MONTHS ENDED 06/30/04       FOR THE YEAR ENDED 12/31/03
                                             ---------------------------------    ---------------------------------
VALUE EQUITY FUND                               SHARES              VALUE             SHARES             VALUE
-----------------                            -------------     ---------------    --------------    ---------------
SHARES SOLD:
Retail Class                                     238,008        $  2,417,858             239,944    $     2,063,770
Retirement Class                               2,355,744          37,165,338           8,378,960        110,320,265
Institutional Class                            1,040,746          10,686,516          11,711,145        101,805,688
SHARES ISSUED IN REINVESTMENT OF DIVIDENDS:
Retail Class                                      13,839             142,817              40,211            369,031
Retirement Class                                 355,146           5,671,689           1,121,254         15,815,795
Institutional Class                               58,631             607,420              94,136            913,660
SHARES REDEEMED:
Retail Class                                     (78,942)           (803,878)            (97,837)          (831,105)
Retirement Class                              (3,167,580)        (50,223,059)        (13,311,092)      (175,057,679)
Institutional Class                             (901,466)         (9,243,140)         (5,442,301)       (47,926,854)
                                              ----------        ------------      --------------    ---------------
Net increase (decrease)                          (85,874)       $ (3,578,439)          2,734,420    $     7,472,571
                                              ==========        ============      ==============    ===============

                                             FOR THE SIX MONTHS ENDED 06/30/04       FOR THE YEAR ENDED 12/31/03
                                             ---------------------------------    ---------------------------------
GROWTH EQUITY FUND                              SHARES              VALUE             SHARES             VALUE
------------------                           -------------     ---------------    --------------    ---------------
SHARES SOLD:
Retail Class                                     167,885        $  1,572,704             365,073    $     2,947,648
Retirement Class                               3,560,711          53,607,172          12,352,654        155,965,573
Institutional Class                            1,095,111          10,341,656          13,561,260        111,472,774
SHARES REDEEMED:
Retail Class                                     (93,317)           (865,667)           (151,376)        (1,217,720)
Retirement Class                              (4,143,147)        (61,893,314)        (17,498,144)      (220,165,499)
Institutional Class                           (1,071,619)        (10,049,961)         (5,521,123)       (46,186,040)
                                              ----------        ------------      --------------    ---------------
Net increase (decrease)                         (484,376)       $ (7,287,410)          3,108,344    $     2,816,736
                                              ==========        ============      ==============    ===============

                                             FOR THE SIX MONTHS ENDED 06/30/04       FOR THE YEAR ENDED 12/31/03
                                             ---------------------------------    ---------------------------------
SMALL CAP EQUITY FUND                           SHARES              VALUE             SHARES             VALUE
---------------------                        -------------     ---------------    --------------    ---------------
SHARES SOLD:
Retail Class                                     330,076        $  3,905,411             462,903    $     4,701,696
Retirement Class                               3,299,795          51,398,019          10,543,219        135,857,768
Institutional Class                              357,839           4,307,349           3,640,755         35,234,158
SHARES REDEEMED:
Retail Class                                    (217,430)         (2,532,586)           (135,569)        (1,346,215)
Retirement Class                              (2,303,178)        (35,022,997)         (9,413,284)      (116,448,337)
Institutional Class                             (382,606)         (4,542,443)         (2,053,288)       (21,163,131)
                                              ----------        ------------      --------------    ---------------
Net increase                                   1,084,496        $ 17,512,753           3,044,736    $    36,835,939
                                              ==========        ============      ==============    ===============

                                             FOR THE SIX MONTHS ENDED 06/30/04       FOR THE YEAR ENDED 12/31/03
                                             ---------------------------------    ---------------------------------
INTERNATIONAL EQUITY FUND                       SHARES              VALUE             SHARES             VALUE
-------------------------                    -------------     ---------------    --------------    ---------------
SHARES SOLD:
Retail Class                                     166,271        $  1,870,500             163,727    $     1,560,959
Retirement Class                               2,930,105          39,049,885          14,644,611        157,879,504
Institutional Class                              665,529           7,602,459           8,174,211         75,814,682
SHARES ISSUED IN REINVESTMENT OF DIVIDENDS:
Retail Class                                          --                  --              24,358            265,255
Retirement Class                                      --                  --             861,759         11,108,069
Institutional Class                                   --                  --              72,461            797,069
SHARES REDEEMED:
Retail Class                                     (74,751)           (840,912)            (40,947)          (379,887)
Retirement Class                              (2,901,849)        (38,481,007)        (16,770,240)      (180,433,081)
Institutional Class                             (659,529)         (7,513,820)         (4,344,837)       (41,517,645)
                                              ----------        ------------      --------------    ---------------
Net increase                                     125,776        $  1,687,105           2,785,103    $    25,094,925
                                              ==========        ============      ==============    ===============

7. BANK BORROWINGS

The Trust, on behalf of and for the benefit of the Funds, has a credit agreement with Bank of America, N.A., dated October 21, 2003, whereby each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund Shareholder redemptions. The agreement permits borrowings up to $50 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Bank prime rate minus two percent or the Wall Street Journal LIBOR One Month Floating Rate plus 0.50%. Each Fund also pays a facility fee equal to its pro rata share of the amount of the credit facility at a rate of 0.12% per annum. Each Fund had no borrowings outstanding during the period ended June 30, 2004.

8. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, paydowns, losses deferred due to wash sales, investments in passive foreign investment companies and excise tax regulations. Distributions during the period January 1, 2003, through December 31, 2003 were characterized as follows for tax purposes:

                                 ORDINARY      LONG-TERM        TOTAL
FUND                              INCOME      CAPITAL GAIN   DISTRIBUTION
----                            -----------   ------------   ------------
Flexible Income                 $ 4,674,701   $ 6,798,990    $11,473,691
Growth & Income                  29,857,219    21,796,066     51,653,285
Capital Opportunities            15,708,591     8,401,297     24,109,888
Global Equity                     5,164,553            --      5,164,553
Flexible Income I                   357,383            --        357,383
Growth & Income I                 1,782,721        21,797      1,804,518
Capital Opportunities I             943,918        33,057        976,975
Global Equity I                     194,633        14,685        209,318
Money Market                      7,918,076            --      7,918,076
Low-Duration Bond                25,512,205     4,364,359     29,876,564
Medium-Duration Bond             43,170,685     7,497,478     50,668,163
Extended-Duration Bond           23,645,972    20,612,648     44,258,620
Equity Index                      4,405,649            --      4,405,649
Value Equity                     17,107,697            --     17,107,697
International Equity             12,170,411            --     12,170,411

At December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                          UNREALIZED
                        UNDISTRIBUTED   UNDISTRIBUTED    APPRECIATION
                          ORDINARY        LONG-TERM     (DEPRECIATION)
FUND                       INCOME       CAPITAL GAIN    ON INVESTMENTS
----                    -------------   -------------   --------------
Flexible Income          $ 2,174,476    $   1,693,516    $ 44,392,327
Growth & Income              609,194       11,665,555     157,413,777
Capital Opportunities        384,626        4,173,190     107,307,530
Global Equity                467,766          704,936      93,531,313
Flexible Income I            315,912          148,653         395,695
Growth & Income I             31,498          788,541       3,219,433
Capital Opportunities
  I                           28,523          336,951       5,118,389
Global Equity I               31,120           17,181       3,414,781
Money Market                      --           (9,501)             --
Low-Duration Bond         (1,119,835)         983,584       4,455,026
Medium-Duration Bond       1,929,110        2,498,799      14,211,297
Extended-Duration Bond     1,508,138        3,467,336      23,368,863
Equity Index                 510,613       (6,794,336)     33,841,959
Value Equity                 193,281      (69,996,687)    138,139,244
Growth Equity                     --     (319,588,772)    138,443,306
Small Cap Equity                  --      (10,518,709)     69,841,462
International Equity       1,013,245     (104,894,370)    145,239,101

For federal income tax purposes, capital loss carryovers, and their expiration dates, were as follows as of December 31, 2003:

                        EXPIRING       EXPIRING       EXPIRING
FUND                   12/31/2009     12/31/2010     12/31/2011       TOTAL
----                   -----------   ------------   ------------   ------------
Money Market                    --             --   $      9,501   $      9,501
Equity Index                    --   $  6,794,336             --      6,794,336
Value Equity           $17,975,158     52,021,529             --     69,996,687
Growth Equity           65,899,400    125,035,753    123,296,507    314,231,660
Small Cap Equity                --     10,518,709             --     10,518,709
International Equity    11,896,098     57,870,668     35,127,604    104,894,370

For federal income tax purposes, post-October loss deferrals, which will reverse in 2004, were as follows as of December 31, 2003:

FUND                           CAPITAL     FX AND PFIC     TOTAL
----                          ----------   -----------   ----------
Low-Duration Bond                     --    $332,238     $  332,238
Growth Equity                 $5,357,112          --      5,357,112
International Equity                  --      40,566         40,566

At June 30, 2004, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

                           NET UNREALIZED
                           APPRECIATION/    APPRECIATED    DEPRECIATED
FUND                       (DEPRECIATION)    SECURITIES     SECURITIES
----                       --------------   ------------   ------------
Flexible Income             $ 46,121,723    $ 46,121,723             --
Growth & Income              175,879,352     175,900,340   $    (20,988)
Capital Opportunities        135,030,951     135,049,869        (18,918)
Global Equity                131,261,613     131,261,613             --
Flexible Income I                501,741       1,274,002       (772,261)
Growth & Income I              4,039,069       6,888,581     (2,849,512)
Capital Opportunities I        6,791,659       7,757,052       (965,393)
Global Equity I                4,452,476       4,452,476             --
Low-Duration Bond             (5,542,767)      2,257,512     (7,800,279)
Medium-Duration Bond           5,297,876      15,059,823     (9,761,947)
Extended-Duration Bond         1,272,069      13,032,384    (11,760,315)
Equity Index                  45,056,245     102,605,239    (57,548,994)
Value Equity                 152,564,949     202,263,352    (49,698,403)
Growth Equity                207,339,716     247,790,510    (40,450,794)
Small Cap Equity              58,140,580      71,754,392    (13,613,812)
International Equity         142,762,660     191,861,618    (49,098,958)

The differences between book basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and on investments in passive foreign investment companies.

At June 30, 2004, the aggregate cost for federal income tax purposes was as follows (excluding foreign currency and derivative related items):

                                                     FEDERAL
FUND                                                 TAX COST
----                                              --------------
Flexible Income                                   $  237,129,280
Growth & Income                                    1,010,625,019
Capital Opportunities                                820,092,165
Global Equity                                        739,269,409
Flexible Income I                                     29,302,131
Growth & Income I                                    104,678,286
Capital Opportunities I                               55,621,782
Global Equity I                                       24,672,535
Money Market                                         915,163,572
Low-Duration Bond                                  1,100,549,857
Medium-Duration Bond                               1,109,977,792
Extended-Duration Bond                               475,332,554
Equity Index                                         426,217,393
Value Equity                                       1,281,035,527
Growth Equity                                      1,359,086,232
Small Cap Equity                                     517,606,444
International Equity                               1,042,684,658

At December 31, 2003, capital contributions, accumulated undistributed net investment income and accumulated net realized gain (loss) from investments have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions. The following amounts were reclassified within the capital accounts:

                                                          ACCUMULATED
                                                          NET REALIZED
                                                         GAIN (LOSS) ON
                                                          INVESTMENTS,
                                                            CURRENCY
                                         ACCUMULATED    TRANSLATIONS AND
                            PAID IN     UNDISTRIBUTED      DERIVATIVE
FUND                        CAPITAL        INCOME         TRANSACTIONS
----                      -----------   -------------   ----------------
Flexible Income I         $    (4,195)   $    4,195                --
Growth & Income I              (4,921)        4,921                --
Capital Opportunities I        (4,921)        4,921                --
Global Equity I                (4,195)        4,195                --
Low-Duration Bond                  --     1,923,472       $(1,923,472)
Medium-Duration Bond         (256,575)    5,123,746        (4,867,171)
Extended-Duration Bond     (1,041,513)      512,369           529,144
Equity Index                       --        12,468           (12,468)
Value Equity                        1       125,411          (125,412)
Growth Equity                (893,724)      894,042              (318)
Small Cap Equity           (1,001,599)    1,040,616           (39,017)
International Equity               --      (265,363)          265,363

Net investment income, net realized gain (loss) on investments and net assets were not affected by these reclassifications.

9. INVESTMENT NOT MEETING INVESTMENT GUIDELINES

During the period ended June 30, 2004, one of the Growth Equity Fund's sub-advisers purchased a security that did not meet the Fund's investment guidelines. The security was subsequently sold at a loss of $615,013, for which the Fund was fully reimbursed by the sub-adviser.

10. SWAP INCOME RECLASSIFICATION

As a result of a recent FASB Emerging Issues Task Force consensus and subsequent related SEC staff guidance, the Low-Duration and Medium-Duration Bond Funds have reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain
(loss) in the statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year's statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification increased net investment income and decreased net realized gains by $52,329 and $45,384 for the periods ending June 30, 2004 and December 31, 2003, respectively, for the Low-Duration Bond Fund. This reclassification increased net investment income and decreased net realized gains by $609,920 and $117,068 for the periods ended June 30, 2004 and December 31, 2003, respectively, for the Medium-Duration Bond Fund. These reclassifications had no effect on the Fund's net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period.

11. RECLASSIFICATION OF SHORT TERM CAPITAL GAIN DISTRIBUTIONS RECEIVED

The Blended Funds have reclassified prior period short-term capital gain distributions received from their investments in the Select Funds from net investment income to capital gains distributions received from affiliated funds. Prior year net investment income ratios and per share amounts in the financial highlights have also been modified accordingly. These reclassifications had no effect on the Fund's net asset value, either in total or per share, or its total increase (decrease) in net assets from operations during any period. This reclassification decreased net investment income and increased net realized gains for the year ended December 31, 2003 by the following amounts:

FUND                                                    AMOUNT
----                                                  ----------
Flexible Income                                       $  986,958
Growth & Income                                        3,857,611
Capital Opportunities                                  1,488,537
Flexible Income I                                        138,023
Growth & Income I                                        343,695
Capital Opportunities I                                  134,706

FUND MANAGEMENT (UNAUDITED)

Information pertaining to the Trustees and officers of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 262-0511.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                   NUMBER OF
                                                                                   PORTFOLIOS
                                                                                    IN FUND
                                    TERM OF OFFICE                                  COMPLEX         OTHER TRUSTEESHIPS/
NAME, (DOB), ADDRESS AND            AND LENGTH OF      PRINCIPAL OCCUPATION(S)      OVERSEEN           DIRECTORSHIPS
POSITION(S) WITH TRUST              TIME SERVED(1)       DURING PAST 5 YEARS       BY TRUSTEE         HELD BY TRUSTEE
------------------------            --------------     -----------------------     ----------       -------------------
--------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
 Mr. Michael R. Buster (11/18/57)     Since 2002    Executive Pastor, Prestonwood     17       None
 3656 Bridle Road                                   Baptist Church,
 Prosper, TX 75078                                  1989 - Present.
 Trustee
--------------------------------------------------------------------------------------------------------------------------------
 Mr. Earl B. Patrick (6/3/44)         Since 2000    President and Chief Operating     17       Earl B. Patrick, Inc. --
 Jim Stewart Realtors, Inc.                         Officer, Jim Stewart,                      President, Director JSR
 500 N. Valley Mills Drive                          Realtors, Inc. d/b/a Coldwell              Building
 Waco, TX 76710                                     Banker Jim Stewart, Realtors,              Partnership -- Managing
 Trustee                                            1975 - Present.                            Partner JSR Land
                                                                                               Partnership -- Managing
                                                                                               Partner Meadowlake
                                                                                               Center -- General Partner,
                                                                                               Waco Assn. Of
                                                                                               Realtors -- Director, Baylor
                                                                                               Foundation -- Director, All
                                                                                               Peoples -- Director, Face to
                                                                                               Face Ministries,
                                                                                               Inc. -- Director
--------------------------------------------------------------------------------------------------------------------------------
 Mr. Joseph A. Mack (11/22/39)        Since 2002    Director, Office of Public        17       None
 3400 Wilmot Ave.                                   Policy, South Carolina
 Columbia, SC 29205                                 Baptist Convention,
 Trustee                                            1999 - Present.
--------------------------------------------------------------------------------------------------------------------------------
 Mr. James Ray Taylor (10/19/33)      Since 2002    Retired 12/31/1994,               17       None
 3009 Tanglewood Park West                          Trustee -- Annuity Board,
 Fort Worth, Texas 76109                            1990 - 2000.
 Trustee
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES(2)
--------------------------------------------------------------------------------------------------------------------------------
 Gerald B. Jones (5/24/32)            Since 2000    Owner Jones Motorcars, Inc.       17       Annuity Board -- Trustee,
 Jones Motorcars, Inc.                              1957 - Present.                            Bank of Arkansas -- Director,
 3535 N. College Avenue                                                                        1996 - Present.
 Fayetteville, AR 72703-5108
 Trustee
--------------------------------------------------------------------------------------------------------------------------------
 George Tous Van Nijkerk (8/12/39)    Since 2000    Administrative Services           17       Annuity Board -- Trustee
 2401 Cedar Springs Road                            Director, Providence Baptist
 Dallas, Texas 75201-1498                           Church, 1991 - 2004.
 Trustee                                            Executive Director of
                                                    Administration, Christ
                                                    Baptist Church, February
                                                    2004 - Present.
--------------------------------------------------------------------------------------------------------------------------------
OFFICER(S) WHO ARE NOT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
 Jeffrey P. Billinger (12/5/46)       Since 2000    Executive Officer and             N/A                   N/A
 2401 Cedar Springs Road                            Treasurer, Annuity Board of
 Dallas, TX 75201-1407                              the Southern Baptist
 Vice President and Treasurer                       Convention, 1995 - Present.
--------------------------------------------------------------------------------------------------------------------------------
 Rodric E. Cummins (6/28/57)          Since 2000    Executive Officer and Chief       N/A                   N/A
 2401 Cedar Springs Road                            Investment Officer, Annuity
 Dallas, TX 75201-1407                              Board of the Southern Baptist
 Vice President and Investment                      Convention, 1998 - Present.
 Officer
--------------------------------------------------------------------------------------------------------------------------------
 John R. Jones (12/6/53)              Since 2000    Executive Vice President and      N/A                   N/A
 2401 Cedar Springs Road                            Chief Operating Officer,
 Dallas, TX 75201-1407                              Annuity Board of the Southern
 President                                          Baptist Convention,
                                                    1995 - Present.
--------------------------------------------------------------------------------------------------------------------------------
 Rodney R. Miller (5/23/53)           Since 2000    General Counsel, Legal and        N/A                   N/A
 2401 Cedar Springs Road                            Compliance, Annuity Board of
 Dallas, TX 75201-1407                              the Southern Baptist
 Vice President and Secretary                       Convention, 1995 - Present.
--------------------------------------------------------------------------------------------------------------------------------

(1) Each Trustee and officer serves for an indefinite term, until his/her successor is elected.

(2) Messrs. Tous Van Nijkerk and Jones serve as trustees and are to be "interested persons" of the Trust as the term is defined in the Investment Company Act of 1940, as amended.

PROXY VOTING
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities are available without charge, by calling 800-262-0511, by visiting our web site at www.absbc.org or by visiting the SEC's website at www.sec.gov. After August 31, 2004, information about how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 will be available without charge, by calling 800-262-0511, by visiting our web site at www.absbc.org or by visiting the SEC's website at www.sec.gov.

           [AB FUNDS LOGO]

           2401 Cedar Springs Rd., Dallas, TX 75201-1498
           1.800.262.0511 - www.absbc.org



                                    Funds distributed by PFPC Distributors, Inc.
                                                                  760 Moore Road
                                                       King of Prussia, PA 19406

           Serving Those Who Serve the Lord "...with the integrity of our hearts and the skillfulness of our hands." Psalm 78:72
                                                               Rev. 8/04    2239
           7392

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 10. CONTROLS AND PROCEDURES.

  (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

  (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

  (a)(1)   Not applicable.

  (a)(2)   Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
           Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

  (a)(3)   Not applicable.


  (b)      Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
           Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)            AB Funds Trust
            --------------------------------------------------------------------

By (Signature and Title)*   /s/ John R. Jones
                         -------------------------------------------------------
                            John R. Jones, President
                            (principal executive officer)

Date              August 19, 2004
     ---------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ John R. Jones
                         -------------------------------------------------------
                            John R. Jones, President
                            (principal executive officer)

Date              August 19, 2004
     ---------------------------------------------------------------------------


By (Signature and Title)*   /s/ Jeffrey P. Billinger
                         -------------------------------------------------------
                            Jeffrey P. Billinger, Vice President and Treasurer
                            (principal financial officer)

Date              August 19, 2004
     ---------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.